UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10385
Pacific Life Funds
(Exact name of registrant as specified in charter)
700 Newport Center Drive, P.O. Box 7500
Newport Beach, CA 92660
(Address of principal executive offices) (Zip code)
Robin S. Yonis
Vice President and General Counsel of Pacific Life Funds
Pacific Life Fund Advisors LLC
700 Newport Center Drive, P.O. Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103
Registrant’s telephone number, including area code: 949-219-6767
Date of fiscal year end: March 31
Date of reporting period: April 1, 2009 — March 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

As of March 31, 2010

ANNUAL REPORT

PACIFIC LIFE FUNDS
PORTFOLIO OPTIMIZATION FUNDS

TABLE OF CONTENTS

PACIFIC LIFE FUNDS

Letter to Shareholders	A-1

Performance Discussion	A-2

Disclosure of Fund Expenses	B-1

Schedules of Investments and Notes	C-1

Financial Statements:

Statements of Assets and Liabilities	D-1

Statements of Operations	D-7

Statements of Changes in Net Assets	D-10

Statement of Cash Flows	D-16

Financial Highlights	E-1

Notes to Financial Statements	F-1

Report of Independent Registered Public Accounting Firm	F-29

Trustees and Officers Information	G-1

Approval of Investment Advisory Agreement and Fund Management Agreements	G-5

Where to Go for More Information	G-12

PACIFIC LIFE FUNDS
Dear Shareholders:
We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2010.
     Pacific Life Funds is comprised of 23 separate funds (each individually a “fund” and collectively, the “funds”). Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, supervises the management of all of the funds and manages six of the funds directly. PLFA also does business under the name “Pacific Asset Management” and manages the PL Money Market Fund under that name. For the other funds, Pacific Life Funds and PLFA have retained other firms to serve as portfolio managers under PLFA’s supervision. The funds and the portfolio managers as of March 31, 2010 are listed below:

Portfolio Manager	Fund
Pacific Life Fund Advisors LLC (PLFA)	PL Portfolio Optimization Conservative Fund
PL Portfolio Optimization Moderate-Conservative Fund
PL Portfolio Optimization Moderate Fund
PL Portfolio Optimization Moderate-Aggressive Fund
PL Portfolio Optimization Aggressive Fund

Pacific Asset Management	PL Money Market Fund

Fred Alger Management, Inc. (Alger)	PL Small-Cap Growth Fund

AllianceBernstein L.P. (AllianceBernstein)	PL International Value Fund

ClearBridge Advisors, LLC (ClearBridge)	PL Large-Cap Value Fund

Goldman Sachs Asset Management, L.P. (Goldman Sachs)	PL Short Duration Bond Fund

Highland Capital Management, L.P. (Highland Capital)	PL Floating Rate Loan Fund

Janus Capital Management LLC (Janus)	PL Growth LT Fund

Lazard Asset Management LLC (Lazard)	PL Mid-Cap Equity Fund

MFS Investment Management (MFS)	PL International Large-Cap Fund

NFJ Investment Group LLC (NFJ)	PL Small-Cap Value Fund

OppenheimerFunds, Inc. (Oppenheimer)	PL Main Street® Core Fund PL Emerging Markets Fund

Pacific Investment Management Company LLC (PIMCO)	PL Managed Bond Fund PL Inflation Managed Fund

UBS Global Asset Management (Americas), Inc. (UBS)	PL Large-Cap Growth Fund

Van Kampen	PL Comstock Fund PL Mid-Cap Growth Fund PL Real Estate Fund
     We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.
Sincerely,

James T. Morris Chairman of the Board Pacific Life Funds	Mary Ann Brown Chief Executive Officer Pacific Life Funds

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

     This report and financial statements contained herein are provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ prospectus which contains information about the Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.
     The composite benchmarks are composed of up to four broad-based indices for the PL Portfolio Optimization Funds. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.
     This report shows you the performance of the funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends.
     PLFA supervises the management of all of the funds (subject to the review of the Pacific Life Funds’ Board of Trustees) and directly manages the PL Money Market Fund (under the name Pacific Asset Management) and the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and view on how the market generally performed as of the date of this report, March 31, 2010.
     All views are subject to change at any time based upon market or other conditions, and Pacific Life Funds, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the adviser or portfolio manager. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, predictive verbs such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus, as supplemented and Statement of Additional Information, as supplemented as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.
Market Conditions
     The market conditions noted below affected each of the funds during the trailing twelve-month period ended March 31, 2010.
Executive Summary
     Over the trailing twelve-month period ended March 31, 2010, financial markets managed to climb from the pitfall as investor sentiments reversed from widespread uncertainty and fear to those that embraced relief and hope. The investment climate throughout the period accommodated the riskier asset classes, and those that suffered during the latest bear market generally flourished. Prior to this period, markets faced the risk of a complete meltdown of the global financial system. Credit and liquidity suddenly evaporated as financial and economic gears stopped working. Corporations responded quickly by cutting expenses and jobs. Unemployment rates surged to the highest level in a quarter of a century and consumer spending plummeted. This sequence of events had fueled expectations of a downward spiral in the previous reporting period.
     Since then, systemic risks have been substantially reduced by unprecedented policy actions. The leverage in the system was transferred from the private sector to the public sector as government regulators intervened with its substantial amount of monetary support. By the end of 2009, the government had committed over $10 trillion – more than half of which was offered by the Federal

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Reserve (Fed). Additionally, the Fed eased monetary policy by maintaining the Federal Funds (Fed Funds) rate at a target of 0 to 25 basis points (bps) throughout the trailing twelve-month period. These drastic measures helped investor sentiments reverse expectations of a financial system meltdown to one that anticipated stabilization.
     The “Great Recession” is widely believed to have ended in the latter half of 2009. The sentiment of optimism sparked a rally that continued through March 31, 2010. Virtually all major market indices experienced positive returns over the period. The U.S. broad equity market (as represented by the S&P 500 Index) rose 49.77%, and the U.S. fixed income market (as represented by the Barclays Capital U.S. Aggregate Bond Index) gained 7.69%. Over the period, small-capitalization stocks fared better than large-capitalization stocks, value styles generally outpaced growth strategies, and riskier credit quality classes outperformed those of higher quality. Performances were particularly strong for real estate investment trusts (REITs), emerging markets, and high yield bonds. For the trailing twelve-month period, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index surged 106.68%, the Morgan Stanley Capital International (MSCI) Emerging Markets Index jumped 81.08%, and the Barclays Capital U.S. High -Yield 2% Issuer Capped Index rose 55.63%.
Fixed Income
     The appetite for risk was clearly evident throughout the credit tiers, as issues with lower credit ratings outperformed those of higher quality. The high yield sector led the fixed income market throughout the period as distorted yield spreads reverted back to more reasonable levels. The strong performance of riskier credits was a common theme among various sectors of the fixed income market.
     The increase in mergers & acquisition (M&A) and leveraged buyout (LBO) activity helped fuel the leveraged loan sector in recent quarters. Leveraged lending displayed signs of life heading into 2010, which coincides with the expectation of falling default rates and rising loan repayments in 2010. The rise in lending activity as well as growing interest in distressed opportunities helped the Credit Suisse Leveraged Loan Index gain 41.05% for the trailing period. The structured finance sector, particularly commercial mortgage-backed securities (CMBS), also experienced some recovery. The Barclays Capital CMBS Investment Grade Index and the Barclays Capital Asset-Backed Securities (ABS) Index gained 41.64% and 18.53%, respectively.
     In general, non-government sectors outperformed the Treasury sector over the trailing year. The spread compression – caused by sliding yields on non-Treasury issues and rising yields on long-term Treasuries – further illustrates the alleviation of great fears in the market. Corporate spreads have come down to much more reasonable levels after the sharp spike in 2008.
     The Fed helped unclog the money market sector with its emergency facilities after the short-term debt market froze in 2008. However, banks and corporations have scaled back their reliance on shorter-maturity issuances since businesses still remain cautious about the economy over the next several quarters. Although short-term rates remained at low levels, companies have instead been issuing longer-term debt to avoid the potential of a sharp rise in short-term rates. Nonetheless, the Fed’s monetary policy has a direct impact on short-term yields. The near zero Fed Funds rate and better yielding opportunities in other sectors left money market performances relatively flat. The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index increased 0.17% for the period.
Domestic Equity
     In the domestic equity market, all major S&P 500 Index sectors made positive strides over the trailing twelve-month period. Over the period, financials led the market with an 83.06% gain. Cyclical sectors such as industrials and consumer discretionary followed by gaining 72.82% and 69.80%, respectively. Although the information technology sector led in 2009, the sector lost momentum in the first quarter of 2010. Among sectors that lagged the S&P 500 Index, the telecommunication services and utilities sectors had the weakest gains of 12.22% and 21.01%, respectively.
     Small-capitalization companies led the charge over the period. Although large-capitalization companies started to gain strength in the fourth quarter of 2009, they struggled in the first quarter of 2010. Large-capitalization companies tend to generate more revenue from foreign markets than their smaller counterparts. The sovereign debt problems in certain European countries added pressure to U.S. firms with exposure to the region. In terms of style, growth strategies had outpaced value strategies during the earlier phases of the recovery. However, as investors paid closer attention to valuations, a shift toward value stocks became more apparent in 2010.
     The REIT market experienced a strong and steady recovery. All sectors of the FTSE NAREIT Equity REITs Index increased more than 50% over the period with the hotel sector having led the pack with an impressive 230.18% gain. Whereas concerns over commercial real estate continued to linger, public REITs were able to access equity and debt capital in this challenging environment, which allowed them to gain flexibility and time. This ability relieved much of the deep concerns that previously burdened the market. However, the overall commercial real estate market still faces obstacles as private real estate participants continue to struggle with debt maturities and insufficient capital sources.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
International Equity
     Foreign markets performed well during the recovery, but the pace dwindled toward the end of 2009 and into 2010. The MSCI Europe, Australasia and Far East (EAFE) Index rose 54.44% for the period. Similar to the U.S. equity market, foreign small-capitalization stocks in the MSCI EAFE Index performed better than their larger counterparts over the period. Europe’s debt burdened nations (Portugal, Italy, Greece and Spain) were among the worst performing MSCI countries in the first quarter of 2010.
     Emerging markets led the charge over the period. Among the MSCI country indices, Brazil, Russia and India surged more than 100%. Brazil and Russia benefited from the strong recovery in commodity prices. According to the U.S. Energy Information Administration, world oil prices rose from roughly $50 per barrel in April 2009 to approximately $80 per barrel in March 2010, representing approximately a 60% increase. Additionally, prices of metals jumped at a similar pace to oil. The resurgence in commodity prices was largely supported by the robust economic recovery in emerging Asia. The International Monetary Fund (IMF) estimates that developing Asian economies (i.e. China and India) grew 6.5% in 2009. According to IMF’s World Economic Outlook (April 2010), China is expected to grow roughly 10% in 2010 and 2011. Growth in China has been largely supported by the government stimulus on infrastructure spending.
Concluding Remarks
     The U.S. economy showed some signs of a modest recovery in recent quarters. Real Gross Domestic Product (inflation-adjusted Gross Domestic Product (GDP)) expanded at an annualized rate of 2.2% in the third quarter and 5.6% in the fourth quarter of 2009. Although the fourth quarter headline GDP number may suggest strong growth, much of it was contributed by the change in the level of inventories. This suggests that the rapid pace in the fourth quarter may not be sustainable throughout 2010. Nevertheless, the decline in U.S. economic growth appears to have bottomed. According to the Fed’s Survey of Professional Forecasters (First Quarter 2010), real GDP is expected to grow at an annualized rate of 2.7% over the next five quarters.
     The rebound in financial markets helped business and consumer sentiments improve over the period. Company profit margins have grown throughout the year; however, they have come primarily from cost cutting measures, including job eliminations. Although there have been positive signs, the U.S. economy still faces challenges of high unemployment rates, high levels of national and consumer debt, as well as the overhang with problems in both residential and commercial real estate. Nevertheless, signals indicate the worst may be in the rearview mirror.
     Although risk appetite seemed to have returned to the market, investors and businesses generally maintain a cautious outlook for the rest of 2010. Economic fundamentals must continue to stabilize and companies need to generate revenue growth in order to support the recovery. The general consensus suggests that the developed countries still need to jump over some structural hurdles. Although the North American region is expected to experience a modest cyclical recovery, the debt-burdened countries in the Euro area will likely create additional headwinds in the Eastern Hemisphere. Developing countries are anticipated to lead the global recovery, but many have shifted focus on China’s ability to maintain its growth through stimulus programs and contain its potentially high inflationary pressures. Overall, investors may see some challenges ahead, but the outlook has been gradually improving.
PL Portfolio Optimization Funds
     The Portfolio Optimization Funds are five, risk-based funds (PL Portfolio Optimization Funds) that commenced operations on December 31, 2003. Each of the PL Portfolio Optimization Funds invests a specified target amount in various funds (Underlying Funds) of the Pacific Life Funds to accomplish the risk/return profile that corresponds to the respective PL Portfolio Optimization Fund. Each PL Portfolio Optimization Fund seeks to optimize returns for a given level of risk (or minimize risk for a given level of return).
Performance
     Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the underlying funds in which it invests (which may include bonds, domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding four broad-based indices to use as a comparison to each fund’s performance.
     In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds that were in effect at that time. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance for these broad-based indices is shown in the table on the following page. The underlying funds’ performance listed is net of fund expenses.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

1-Year
Performance
Broad-Based Indices	as of 3-31-10
S&P 500 Index (U.S. Stocks)	49.77%
MSCI EAFE Index (International Stocks)	54.44%
Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	7.69%
BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	0.17%
     It should be noted that the benchmark indices for the underlying funds may differ from the PL Portfolio Optimization Funds’ broad-based indices.
     The PL Portfolio Optimization Funds had investments in the following underlying funds, which were primary contributors to performance relative to indices. Not all of the underlying funds were represented in each of the models, and the allocation of each of the funds within the Models did vary:

1-Year
Performance
Underlying Funds	as of 3-31-10
PL Managed Bond ‘A’ (Fixed Income)	18.68%
PL Comstock ‘A’ (U.S. Stocks)	55.34%
PL Inflation Managed ‘A’ (Fixed Income)	9.68%
PL Emerging Markets ‘A’ (International Stocks)	87.45%
PL Mid-Cap Growth ‘A’ (U.S. Stocks)	70.89%
     The PL Portfolio Optimization Funds had investments in the following underlying funds, which were primary detractors to performance relative to indices. Not all of the underlying funds were represented in each of the models, and the allocation of each of the funds within the Models did vary:

1-Year
Performance
Underlying Funds	as of 3-31-10
PL Main Street Core ‘A’ (U.S. Stocks)	48.57%
PL Large-Cap Value ‘A’ (U.S. Stocks)	43.79%
PL Large-Cap Growth ‘A’ (U.S. Stocks)	41.73%
PL Growth LT ‘A’ (U.S. Stocks)	47.26%
PL International Large-Cap ‘A’ (International Stocks)	52.64%
PL Portfolio Optimization Conservative Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 21.67%, compared to a 14.92% return for the PL Portfolio Optimization Conservative Composite Benchmark. The PL Portfolio Optimization Conservative Composite Benchmark is composed of up to four broad-based indices based on the fund’s target asset class allocation. The broad-based indices applicable during the reporting period had returns of 7.69% for the Barclays Capital U.S. Aggregate Bond Index, 49.77% for the S&P 500 Index, 54.44% for the MSCI EAFE Index, and 0.17% for the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Portfolio Optimization
Conservative	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	21.67%	21.07%	21.14%	21.53%
With maximum sales charge	15.03%	16.07%	20.14%	N/A
Barclays Capital U.S. Aggregate Bond Index	7.69%
S&P 500 Index	49.77%
PL Portfolio Optimization Conservative Composite Benchmark	14.92%

5 Year Total Return:
Without sales charge	4.75%	4.10%	4.12%	N/A
With maximum sales charge	3.57%	3.76%	4.12%	N/A
Barclays Capital U.S. Aggregate Bond Index	5.44%
S&P 500 Index	1.92%
PL Portfolio Optimization Conservative Composite Benchmark	4.81%

Since Inception (December 31, 2003):
Without sales charge	4.32%	3.70%	3.69%	4.64%
With maximum sales charge	3.38%	3.57%	3.69%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.96%
S&P 500 Index	2.87%
PL Portfolio Optimization Conservative Composite Benchmark	4.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Conservative Fund is comprised primarily of a diverse group of fixed income funds with an additional minor allocation to domestic and international equity funds. The fund outperformed its composite benchmark over the trailing twelve-month period. Outperformance was driven by the fixed income allocation within the fund. The domestic equity allocation also slightly contributed to outperformance while an international equity exposure modestly detracted from performance over the period.
     The fixed income segment of the fund was a strong contributor to performance. A large weighting in the PL Managed Bond Fund helped drive relative performance, as it outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Underperformance from a short duration allocation was more than offset by exposures to bank loans and treasury inflation protected securities (TIPS). In particular, the PL Floating Rate Loan and PL Inflation Managed Funds generated strong relative performance.
     Relative outperformance from domestic equity funds outweighed the modest underperformance from international counterparts. U.S. focused funds like PL Comstock and PL Mid-Cap Equity Funds generated solid outperformance relative to the domestic equity component of the composite benchmark (S&P 500 Index), while the PL International Value and PL International Large-Cap Funds served as a drag relative to the international segment of the fund (MSCI EAFE Index).
PL Portfolio Optimization Moderate-Conservative Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 29.60%, compared to a 23.37% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark. The PL Portfolio Optimization Moderate-Conservative Composite Benchmark is composed of up to four broad-based indices based on the fund’s target asset class allocation. The broad-based indices applicable

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
during the reporting period had returns of 7.69% for the Barclays Capital U.S. Aggregate Bond Index, 49.77% for the S&P 500 Index and 54.44% for the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the funds benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Portfolio Optimization
Moderate-Conservative	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	29.60%	28.87%	28.87%	29.32%
With maximum sales charge	22.43%	23.87%	27.87%	N/A
Barclays Capital U.S. Aggregate Bond Index	7.69%
S&P 500 Index	49.77%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	23.37%

5 Year Total Return:
Without sales charge	4.41%	3.74%	3.76%	N/A
With maximum sales charge	3.23%	3.39%	3.76%	N/A
Barclays Capital U.S. Aggregate Bond Index	5.44%
S&P 500 Index	1.92%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	4.44%

Since Inception (December 31, 2003):
Without sales charge	4.28%	3.64%	3.65%	3.92%
With maximum sales charge	3.34%	3.50%	3.65%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.96%
S&P 500 Index	2.87%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	4.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate-Conservative Fund has just over half of its allocation in a diverse mix of fixed income funds with the remainder in several domestic and international equity funds. The fund outperformed its composite benchmark over the trailing twelve-month period. Outperformance of the fund was driven by fixed income and domestic equity allocations while the international equity exposure slightly detracted from performance over the period.
     The fixed income segment of the fund was a strong contributor to performance. A large weighting in the PL Managed Bond Fund helped drive relative performance, as it outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Contributions from bank loans and TIPS helped mute some of the underperformance from a short duration allocation.
     The fund’s equity allocation to U.S. companies with small- and mid-sized market capitalizations helped boost performance versus the domestic equity component of the composite benchmark (S&P 500 Index). Specifically, the PL Mid-Cap Equity and PL Mid-Cap Growth Funds all generated strong relative returns. The fund’s larger market capitalization exposure generally detracted from relative performance.
     International equity was a slight detractor from performance relative to the composite benchmark. The larger market capitalization bias within PL International Large-Cap and PL International Value Funds detracted from results, as companies with smaller market capitalizations within the MSCI EAFE Index outperformed their larger counterparts in the index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Portfolio Optimization Moderate Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 38.85%, compared to a 32.33% return for the PL Portfolio Optimization Moderate Composite Benchmark. The PL Portfolio Optimization Moderate Composite Benchmark is composed of up to four broad-based indices based on the fund’s target asset class allocation. The broad-based indices applicable during the reporting period had returns of 7.69% for the Barclays Capital U.S. Aggregate Bond Index, 49.77% for the S&P 500 Index and 54.44% for the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Portfolio Optimization
Moderate	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	38.85%	38.14%	38.36%	38.61%
With maximum sales charge	31.26%	33.14%	37.36%	N/A
Barclays Capital U.S. Aggregate Bond Index	7.69%
S&P 500 Index	49.77%
PL Portfolio Optimization Moderate Composite Benchmark	32.33%

5 Year Total Return:
Without sales charge	4.34%	3.68%	3.69%	N/A
With maximum sales charge	3.17%	3.33%	3.69%	N/A
Barclays Capital U.S. Aggregate Bond Index	5.44%
S&P 500 Index	1.92%
PL Portfolio Optimization Moderate Composite Benchmark	3.98%

Since Inception (December 31, 2003):
Without sales charge	4.51%	3.88%	3.87%	3.48%
With maximum sales charge	3.57%	3.75%	3.87%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.96%
S&P 500 Index	2.87%
PL Portfolio Optimization Moderate Composite Benchmark	4.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate Fund has just over half of its allocation in a diverse mix of domestic and international equity funds, with the remainder in several fixed income funds. The fund outperformed its composite benchmark over the trailing twelve-month period. Outperformance of the fund was driven by domestic equity and fixed income allocations while the international equity exposure slightly detracted from performance over the period.
     Within the fund’s domestic equity allocation, small-capitalization and mid-capitalization companies helped boost relative performance. Specifically, the PL Mid-Cap Equity, PL Mid-Cap Growth, and PL Small-Cap Growth Funds all generated strong returns relative to the equity component of the composite benchmark (S&P 500 Index). The fund’s larger market capitalization exposure generally detracted from relative performance. An allocation to real estate also positively contributed to performance as the PL Real Estate Fund returned more than 100% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     International equity was a slight detractor from performance relative to the composite benchmark. Though a small emerging markets allocation contributed positively to performance, it was not enough to offset the fund’s overweight position to companies with large market capitalizations which trailed the international component of the composite benchmark (MSCI EAFE Index).
     The fixed income segment of the fund was also a strong contributor to performance. A large weighting in the PL Managed Bond Fund helped drive relative performance, as the fund outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Bank loans and TIPS more than offset the underperformance from a short duration allocation.
PL Portfolio Optimization Moderate-Aggressive Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 48.26%, compared to a 41.91% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark. The PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is composed of up to four broad-based indices based on the fund’s target asset class allocation. The broad-based indices applicable during the reporting period had returns of 7.69% for the Barclays Capital U.S. Aggregate Bond Index, 49.77% for the S&P 500 Index and 54.44% for the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Portfolio Optimization
Moderate-Aggressive	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	48.26%	47.84%	48.18%	48.07%
With maximum sales charge	40.02%	42.84%	47.18%	N/A
Barclays Capital U.S. Aggregate Bond Index	7.69%
S&P 500 Index	49.77%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	41.91%

5 Year Total Return:
Without sales charge	3.55%	2.89%	2.90%	N/A
With maximum sales charge	2.39%	2.53%	2.90%	N/A
Barclays Capital U.S. Aggregate Bond Index	5.44%
S&P 500 Index	1.92%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	3.29%

Since Inception (December 31, 2003):
Without sales charge	4.02%	3.39%	3.37%	2.44%
With maximum sales charge	3.08%	3.26%	3.37%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.96%
S&P 500 Index	2.87%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	4.17%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate-Aggressive Fund primarily allocates to a diverse group of domestic and international equity funds and has a moderate exposure to fixed income funds. The fund outperformed its composite benchmark over the trailing twelve-month period. Outperformance of the fund was driven by domestic equity and fixed income allocations while the international equity exposure slightly detracted from performance over the period.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Within the fund’s domestic equity allocation, small-capitalization and mid-capitalization companies helped boost relative performance. Specifically, the PL Mid-Cap Equity, PL Mid-Cap Growth, and PL Small-Cap Growth Funds all generated strong returns relative to the equity component of the composite benchmark (S&P 500 Index). Except for the PL Comstock Fund, the fund’s larger market capitalization exposure generally detracted from relative performance. An allocation to real estate also positively contributed to performance as the PL Real Estate Fund returned more than 100% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.
     International equity detracted from performance relative to the composite benchmark. The large market capitalization bias within the PL International Large-Cap and PL International Value Funds detracted slightly, as smaller companies within the MSCI EAFE Index outperformed their larger counterparts. Though a small emerging markets allocation contributed positively to performance, it was not enough to compensate for the underperformance of larger foreign companies held in the fund.
     The funds smaller allocation to fixed income was a modest positive contributor to performance. The PL Managed Bond Fund helped drive relative performance, as the fund outperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index). Underperformance from a small short duration allocation was minimized by strong performance from TIPS.
PL Portfolio Optimization Aggressive Fund (managed by Pacific Life Fund Advisors LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 55.84%, compared to a 49.30% return for the PL Portfolio Optimization Aggressive Composite Benchmark. The PL Portfolio Optimization Aggressive Composite Benchmark is composed of up to four broad-based indices based on the fund’s target asset class allocation. The broad-based indices applicable during the reporting period had returns of 7.69% for the Barclays Capital U.S. Aggregate Bond Index, 49.77% for the S&P 500 Index and 54.44% for the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Portfolio Optimization
Aggressive	Class A	Class B	Class C	Class R
1 Year Total Return:
Without sales charge	55.84%	56.15%	56.11%	55.70%
With maximum sales charge	47.33%	51.15%	55.11%	N/A
Barclays Capital U.S. Aggregate Bond Index	7.69%
S&P 500 Index	49.77%
PL Portfolio Optimization Aggressive Composite Benchmark	49.30%

5 Year Total Return:
Without sales charge	3.00%	2.29%	2.29%	N/A
With maximum sales charge	1.84%	1.93%	2.29%	N/A
Barclays Capital U.S. Aggregate Bond Index	5.44%
S&P 500 Index	1.92%
PL Portfolio Optimization Aggressive Composite Benchmark	2.49%

Since Inception (December 31, 2003):
Without sales charge	3.67%	3.01%	3.01%	1.55%
With maximum sales charge	2.74%	2.88%	3.01%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.96%
S&P 500 Index	2.87%
PL Portfolio Optimization Aggressive Composite Benchmark	3.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Aggressive Fund allocates primarily to a diverse group of domestic and international equity funds. The fund also maintains a small allocation to fixed income. The fund outperformed its composite benchmark over the trailing twelve-month period. Outperformance of the fund was driven by an allocation to domestic equity. International equity exposure slightly detracted from performance over the period.
     The fund’s allocation to companies with small- and mid-sized market capitalizations propelled relative performance. Specifically, the PL Mid-Cap Equity, PL Mid-Cap Growth, and PL Small-Cap Growth Funds all generated strong returns relative to the equity component of the composite benchmark (S&P 500 Index). Except for the PL Comstock Fund, the fund’s larger market capitalization exposure generally detracted from relative performance. An allocation to real estate also positively contributed to performance as the PL Real Estate Fund returned more than 100% for the trailing twelve-month period. Overall, solid performance from the domestic equity segment of the fund drove relative performance.
     International equity detracted from performance relative to the composite benchmark. The large market capitalization bias within the PL International Large-Cap and PL International Value Funds detracted slightly, as smaller companies within the MSCI EAFE Index outperformed their larger counterparts. Though a small emerging markets allocation contributed positively to performance, it was not enough to compensate for the underperformance of larger foreign companies held in the fund.
     The fixed income segment modestly contributed to the fund’s outperformance, as the PL Managed Bond Fund generated strong returns relative to the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index).
Performance of the PL Portfolio Optimization Underlying Funds
PL Money Market Fund (managed by Pacific Asset Management)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 0.03%, compared to a 0.17% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index and a 0.11% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ending March 31, 2010 was 0.00%.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Money Market Fund	Class A
1 Year Total Return:
Without sales charge	0.03%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.17%
Lipper Money Market Funds Index	0.11%

5 Year Total Return:
Without sales charge	2.44%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	2.91%
Lipper Money Market Funds Index	2.81%

Since Inception (September 28, 2001):
Without sales charge	1.65%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	2.35%
Lipper Money Market Funds Index	2.09%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The Fed remained accommodative during the reporting period, with the Fed Funds rate remaining in the range of 0.00% to 0.25%. The Federal Open Market Committee (FOMC) communicated a consistent message throughout the year that rates would be kept “exceptionally low” for an “extended period of time”. In 2009, the government’s stimulus programs began to have an impact. The three-month London Interbank Offered Rate (LIBOR) fell from 1.19% on March 31, 2009 to 0.29% by March 31, 2010.
     As the credit markets improved and appetite for risk increased, the government was able to phase out many of their emergency relief programs. The balance outstanding on the Commercial Paper Funding Facility (CPFF), which consisted of loans issued by the Fed to commercial paper issuers, fell from $244 billion on April 1, 2009 to only $8 billion on March 31, 2010. The Asset Backed Commercial Paper Money Market Fund Liquidity Facility (AMLF), which was vital to the markets in the months following Lehman’s default, was not utilized for the majority of the fourth quarter 2009 and first quarter 2010. The Fed’s program to purchase Treasury and agency paper expired on schedule at the end of the first quarter 2010. Thus far, despite the removal of this large unconventional buyer from the market, rates have not increased significantly.
     The trend of reduced commercial paper supply continued during the year. Total supply peaked in the fall of 2007 at $2.2 trillion and fell to $1.1 trillion by March 31, 2010. This reduced supply was met on the demand side by declining assets in money market funds. Taxable money market fund assets, as reported by the Investment Company Institute, fell by more than $700 billion over the previous twelve months as an improving economy and low rates triggered outflows.
     Recently, there has been more debate in the marketplace around the timing of a Fed rate increase. Given the very weak employment picture, we at Pacific Asset Management believe the Fed is going to remain cautious as the year progresses in order to ensure the sustainability of the recovery. If they do tighten in 2010, we expect the move to be well forecasted to the market and expect to shorten the fund’s weighted average maturity heading into a rate increase.
     We continue to manage the fund with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.
PL Small-Cap Growth Fund (managed by Fred Alger Management, Inc.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 60.03%, compared to a 60.32% return for its benchmark, the Russell 2000 Growth Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Small-Cap Growth Fund	Class A
1 Year Total Return:
Without sales charge	60.03%
With maximum sales charge	51.29%
Russell 2000 Growth Index	60.32%

5 Year Total Return:
Without sales charge	1.65%
With maximum sales charge	0.50%
Russell 2000 Growth Index	3.82%

Since Inception (September 28, 2001):
Without sales charge	3.30%
With maximum sales charge	2.62%
Russell 2000 Growth Index	6.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. During that time, Alger’s investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing positive dynamic change.
     The fund’s largest portfolio weightings were in the information technology, health care and consumer discretionary sectors. Generally speaking, the sectors’ weightings in the fund were similar to the sectors’ weightings in the benchmark with only slight variation over the course of the past twelve months. As a result, good stock selection was the most important reason for the fund’s favorable absolute performance. On a relative basis, the sectors that most contributed to positive fund performance included the information technology and energy sectors while the sectors that most detracted from the fund’s performance results included consumer discretionary and financials. Among the most important relative contributors to fund performance were Tupperware Brands Corp., Central European Distribution Corp. and Atheros Communications, Inc. Conversely, detracting from the fund’s overall results on a relative basis were Immucor, Inc., Corinthian Colleges, Inc., Myriad Genetics, Inc. and First Commonwealth Financial Corp.
     As of March 31, 2010, the fund remained well diversified. Generally speaking, our research team was able to identify many companies undergoing positive, dynamic change where our forward looking assessment of their fundamentals are believed to have exceeded Wall Street’s consensus.
PL International Value Fund (managed by AllianceBernstein L.P.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 52.10%, compared to a 54.44% return for its benchmark, the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL International Value Fund	Class A
1 Year Total Return:
Without sales charge	52.10%
With maximum sales charge	43.67%
MSCI EAFE Index	54.44%

5 Year Total Return:
Without sales charge	-0.84%
With maximum sales charge	-1.95%
MSCI EAFE Index	3.75%

Since Inception (September 28, 2001):
Without sales charge	3.22%
With maximum sales charge	2.54%
MSCI EAFE Index	7.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. Sector selection hurt fund performance, while security selection was a positive influence to the fund’s performance.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     As investor risk appetite returned, both the overweight position to the defensive telecommunications sector and stock selection in that sector detracted from the fund’s returns. This included the fund’s position in Nippon Telegraph & Telephone Corp. (Japan). Stock selection in the utilities sector also detracted from fund performance, including positions in the United Kingdom (U.K.) power station firm, Drax Group P.L.C. and Japan electric power company, Kyushu Electric Power Co., Inc. While overall security selection in the financials sector contributed to fund returns, the fund’s holding in Japan’s Sumitomo Mitsui Financial Group, Inc. lagged due to concern over tighter capital requirements for banks.
     Stock selection in the capital equipment sector was strong during the period. Contributors to fund performance included automakers, Nissan Motor Co. Ltd. (Japan) and Renault S.A. (France) and also Vallourec S.A. (France). Nissan Motor and Renault, which were shunned at the beginning of 2009 when risk aversion was at its peak, posted strong gains, as investors shook off bankruptcy fears and anticipated an end to the recession. Vallourec is the largest producer of stainless steel tubing used in automobile and specialty products, and also benefited from the improved investor sentiment.
     In finance, Deutsche Bank A.G. (Germany) was a strong performer contributing to fund returns and an overweight position to the financials sector also contributed to fund returns. While we at AllianceBernstein have been reducing our exposure to financial stocks, lingering uncertainty in the wake of the global financial crisis continues to create opportunities. Despite strong earnings for many investment banks in 2009, controversy abounds, particularly regarding the potential effect of new requirements that will force banks to set aside more money for future losses or restrictions on certain business activities. We expect the fund’s bank holdings to weather these changes better than the market anticipates. For example, the banks’ holdings in the fund have already substantially increased their capital base compared with levels before the financial market crisis.
     We continue to use our strategy of deep quantitative and fundamental research to find companies whose earnings power and cash generation are being underpriced by the market.
PL Large-Cap Value Fund (managed by ClearBridge Advisors, LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 43.79%, compared to a 53.55% return for its benchmark, the Russell 1000 Value Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Large-Cap Value Fund	Class A
1 Year Total Return:
Without sales charge	43.79%
With maximum sales charge	35.84%
Russell 1000 Value Index	53.55%

5 Year Total Return:
Without sales charge	1.26%
With maximum sales charge	0.11%
Russell 1000 Value Index	1.05%

Since Inception (September 28, 2001):
Without sales charge	2.41%
With maximum sales charge	1.73%
Russell 1000 Value Index	4.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A. We at ClearBridge utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models that we can understand; companies with sustainable competitive advantages; and stocks capable of generating superior returns across a range of potential scenarios. We place a heavy emphasis on higher certainty of near and medium term cash flows, while heavily discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.
     For the year ended March 31, 2010, the fund underperformed the benchmark. On an absolute basis, the fund exhibited positive returns in all sectors of the market. Relative to the benchmark, overall sector allocation and security selection detracted from the fund’s performance during the reporting period. In particular, the fund’s overweight position in the consumer staples sector and underweight position in the financials sector detracted from performance. The fund’s overweight position in the consumer discretionary sector and its underweight position in the utilities sector helped relative performance. Stock selection within the energy and telecommunication services contributed to the fund’s relative performance, while security selection within the consumer discretionary and financials sectors detracted from performance. In terms of individual portfolio holdings, leading absolute contributors to fund performance for the period included Wells Fargo & Co., JPMorgan Chase & Co., Bank of America Corp., News Corp. and Philip Morris International, Inc. Stocks that detracted from the fund’s absolute performance during the year included Genzyme Corp., Morgan Stanley, AOL, Inc., EchoStar Corp. and The Progressive Corp.
     During the year, we identified multiple opportunities to establish positions in high quality franchises at very attractive valuations. Some of the new additions to the fund included Merck & Co., Inc., The Procter & Gamble Co., Hewlett-Packard Co. and Johnson & Johnson. These companies have established well-understood business models, leading market positions, solid balance sheets, and strong cash flows and were trading at very attractive valuations.
     The fund added broadly to its positions in the financials sector following the government stress tests and participated in several secondary equity offerings including those from JPMorgan Chase, Wells Fargo and Bank of America. While the banks face many challenges in the near term, we believe they offer attractive return potential for long-term investors.
     In addition, the fund sold its position in Kraft Foods, Inc. Kraft operates in some of the more competitive product categories which may constrain its sales and profits growth opportunities. Equally important, we think that the company paid more than a fair price for Cadbury P.L.C., an opinion we’ve shared with Kraft management. As part of the on-going reduction of the telecommunication services sector exposure, the fund trimmed its position in AT&T, Inc. primarily due to growing competitive pressure in AT&T’s wireless operations as the industry rapidly approaches maturation. Furthermore, we are concerned that AT&T’s eventual loss of its iPhone exclusivity will negatively impact its wireless business.
     The fund is significantly overweight in the consumer staples sector relative to the benchmark. We believe these companies should generate good returns over time due to their strong brands, healthy balance sheets and positive cash flow characteristics. Within the consumer discretionary sector, we believe media companies with strong franchises and solid balance sheets, such as Time Warner, Inc. and News Corp., should continue to benefit from an economic recovery and ever growing demand for high quality content. In the financials sector, the fund remains overweight certain property and casualty insurance companies with strong balance sheets that we feel should benefit from the financial distress experienced by their competitors and an eventual improvement in the pricing cycle. In the health care sector, depressed valuations surrounding patent expirations, consolidation, and regulatory reform created several very attractive opportunities within large-capitalization pharmaceuticals, including Pfizer, Inc., Merck & Co., Inc. and Roche Holding A.G.
     During the past two years, a challenging economic environment combined with unprecedented government intervention created an extraordinary level of investor uncertainty. In our opinion, periods of high uncertainty often create the best investment opportunities. We believe that high quality companies, with sustainable competitive advantages, strong balance sheets and attractive valuations should outperform the market over the long-term.
PL Short Duration Bond Fund (managed by Goldman Sachs Asset Management, L.P.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 5.27%, compared to a 1.41% return for its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Short Duration Bond Fund	Class A
1 Year Total Return:
Without sales charge	5.27%
With maximum sales charge	-0.48%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.41%

5 Year Total Return:
Without sales charge	3.70%
With maximum sales charge	2.54%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	4.24%

Since Inception (December 31, 2003):
Without sales charge	2.88%
With maximum sales charge	1.95%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	3.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund outperformed the benchmark. A combination of top-down and bottom-up strategies impacted the fund’s performance. Tactical management of the fund’s duration and term structure positively contributed to returns over the year. Specifically benefiting the fund were its short positions in the long end of the yield curve and long positions in the front end of the yield curve, due to the significant steepening over the period. The fund’s cross-sector positioning relative to the benchmark also significantly contributed to its performance. For example, an overweight exposure to investment grade corporate bonds was the largest contributor to the fund’s performance, followed closely by the fund’s overweight exposure to non-agency mortgages. The fund’s overweight exposure to the corporate sector added to its performance, as liquidity returned to the credit markets and spreads significantly tightened over the period. The non-agency mortgage market performed very well, rallying approximately 50% from its lows in early 2009. The sector was supported by the federal government’s Public-Private Investment Program (PPIP) and a variety of housing market indicators suggesting overall activity appeared to be stabilizing.
     Within the fund’s bottom-up strategies, selection of super-senior non-agency mortgages was the key driver of its performance, as these securities held significant credit enhancements. Non-agency residential mortgage-backed securities benefited from continued stabilization of fundamentals and increased demand throughout the reporting period. Selection of specific supranational and government guaranteed corporate securities also outperformed during the period and boosted the fund’s results. Elsewhere, selection of TIPS enhanced the fund’s results as breakeven spreads continued to widen. The fund also benefited from having exposure to various spread sectors, specifically in the front-end of the yield curve. Selection of lower quality corporate names also positively contributed to fund results, as these securities outperformed their higher quality counterparts amid the global flight from quality. We at Goldman Sachs believe that there were no significant detractors to fund performance relative to the benchmark for this period.
PL Floating Rate Loan Fund (managed by Highland Capital Management, L.P.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 26.70%, compared to a 41.05% return for its benchmark, the Credit Suisse Leveraged Loan Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Floating Rate Loan Fund	Class A
1 Year Total Return:
Without sales charge	26.70%
Credit Suisse Leveraged Loan Index	41.05%

Since Inception (June 30, 2008):
Without sales charge	4.76%
Credit Suisse Leveraged Loan Index	5.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. The fund seeks to provide a high level of current income, consistent with preservation of capital and intends to achieve its objective through investment in bank loans. Bank loans are business loans that have a senior right to payment to most other debts of the borrower. These loans have historically offered interest rates that offer a premium over prevailing market rates, such as the LIBOR and are reset on a regular schedule. Highland’s strategies for the reporting period were driven by the belief that the economy was stabilizing and that the leveraged loan markets represent a good long-term investment opportunity. As of March 31, 2010, the fund was well diversified across issuers and industries. Approximately 6.5% of the invested portfolio was in second lien loan investments. The largest sector positions in the fund during the period were in the health care and diversified media sectors. Some of the fund’s core positions included health care companies, Talecris Biotherapeutics Holdings Corp. and Life Technologies Corp. and diversified media companies, Nielsen Finance LLC and Harland Clarke Holding Corp.
     The fund’s performance was positively impacted by positions within the chemicals and retail sectors during the reporting period. The fund was negatively impacted by being overweight defensive sectors such as health care, cable and utilities which did not rally as strongly as the more cyclical industries during the second and third quarters of the year.
     The loan market during the twelve-month period ended March 31, 2010 was characterized by unprecedented volatility. The benchmark fell to a low of 61.65 in December of 2009 and as of March 31, 2010, it had rallied back above 90. This volatility was primarily driven by technical factors generated by the turmoil in the financials sector. September of 2008 brought stunning news within the global financial sector and a host of global financial regulators taking monumental efforts to stabilize and restore confidence in the global financial system and economy. This uncertainty and other factors resulted in sellers outnumbering willing buyers and created a systematic deleveraging, particularly in the hedge fund community. This impacted the senior secured bank loan market along with markets for other assets. The dislocation in 2008 finally began to weaken during calendar year 2009 with the technical environment strengthening. Forced selling decreased dramatically and the amount of new issue loans declined while the demand for loans was increasing due to issuers paying down debt through bond exchanges, tender offers and repayments. This increased cash in the market was augmented by new investors finding the depressed trading levels attractive and entering the market pushing the bid prices up. In addition to the improved technical environment, during the summer of 2009, macroeconomic and issuer fundamentals began to show signs of bottoming accompanied by a slight improvement.
     We at Highland believe that the next fiscal year will continue to be driven more by defaults and earnings. We believe the collapse during the second half of 2008 and the rally experienced during the first half of 2009 was largely technical in nature but has evolved into a fundamentally driven, credit pickers market. We remain constructive on the asset class and believe good buying opportunities remain for the diligent investors. We believe that the continued stability in the global economic environment will lead to continued stabilization in the loan market. The loan market may continue, however, to bifurcate, with well collateralized loans continuing to trade well and those facing

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
economic and fundamental headwinds trading poorly. Issuers will continue to bring amendments to lender groups in an effort to stay within covenants which we believe will improve the economics of the loans to the lenders.
PL Growth LT Fund (managed by Janus Capital Management LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 47.26% compared to a 49.75% return for its benchmark, the Russell 1000 Growth Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Growth LT Fund	Class A
1 Year Total Return:
Without sales charge	47.26%
With maximum sales charge	39.17%
Russell 1000 Growth Index	49.75%

5 Year Total Return:
Without sales charge	2.44%
With maximum sales charge	1.29%
Russell 1000 Growth Index	3.42%

Since Inception (September 28, 2001):
Without sales charge	2.21%
With maximum sales charge	1.53%
Russell 1000 Growth Index	3.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. Weak performing selections within the financials and industrials sectors provided the largest drag on the fund’s comparable performance results. Stock selection drove the fund’s performance, particularly within consumer staples and telecommunication services sectors.
     We at Janus seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large-capitalization growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
     Global brewer Anheuser-Busch InBev N.V. was the top contributor to fund performance during the reporting period as it benefited from a number of operational efficiencies and market share gains. The company also was successful in paying down some of its debt. We think Anheuser-Busch InBev remains very well positioned with a portfolio of leading brands and a management team that has a history of controlling costs and improving margins.
     Apple, Inc. rose during the reporting period also benefiting the fund’s performance amid continued market share gains in the personal computer and smart phone markets. The product cycle has been robust and customers seem to be centering much of their digital lives on Apple products. We like the company’s durable franchise, long-term growth prospects, and multiple ways to win in various economic environments.
     Wireless tower company Crown Castle International Corp. was another contributor to fund performance. We believe Crown Castle will continue to benefit from wireless carriers’ need to improve their networks given the demand generated by the data usage of smart phones. We like its relatively stable and predictable cash flows and its strong position in a market characterized by high barriers to entry.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Earlier in the reporting period, Genzyme Corp. suffered from manufacturing issues involving a virus contamination at one of its plants. This had a negative impact on production, sales and thus earnings which in turn, detracted from the fund’s performance. Once these issues become resolved, we think the long-term fundamentals for Genzyme are attractive. We also like management’s focus on improving returns, balanced growth and value creation.
     Motorola, Inc. also declined late in the reporting period after providing a weak forecast thereby detracting from fund performance. Though the company is undergoing corporate action to split into two separate entities, we think the current price is more than supported by the stable cash flows and the value within the two-way radio and set top box (a device that enables a television set to become a user interface to the Internet and also enables a television set to receive and decode digital television broadcasts) business. Given the potential for some modest success with their smart phone offering, we believe the risk/reward profile is asymmetrically skewed in our favor.
     We are cautious by nature, and the market’s strong run has made us more so. Seemingly, fear has receded from professional investors’ mindsets, and we are reminded that this is not always a positive backdrop for future equity returns. We worry that large segments of the private economy are still being pumped up by the artificial heart of public stimulus. Removing that stimulus at the right time is likely to be a tricky maneuver for the Fed. We remain open to the possibility that a positive feedback loop could emerge where new hiring drives higher incomes, rising confidence and consumer spending again. But small businesses have historically created the bulk of jobs in America and are still struggling. In general, businesses are getting mixed signals from Washington D.C., with considerable fiscal and monetary stimulus relieving some concerns, while tax and regulatory policy are causing some uncertainty.
     Against this uncertain backdrop, we continue to believe our approach is prudent. We seek to own the dominant franchises that can take market share in an upturn, or buy weaker competitors in a downturn. Companies that we believe can control their own destinies are attractive to us. Over the long-term, we believe a conservatively positioned growth portfolio invested in value creators can perform well on both a relative and absolute basis.
PL Mid-Cap Equity Fund (managed by Lazard Asset Management LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 63.29%, compared to a 67.71% return for its benchmark, the Russell Midcap Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Mid-Cap Equity Fund	Class A
1 Year Total Return:
Without sales charge	63.29%
With maximum sales charge	54.31%
Russell Midcap Index	67.71%

5 Year Total Return:
Without sales charge	1.81%
With maximum sales charge	0.66%
Russell Midcap Index	4.20%

Since Inception (December 31, 2004):
Without sales charge	1.53%
With maximum sales charge	0.45%
Russell Midcap Index	3.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. During the last twelve months, the fund benefited from stock selection in the health care sector, as positions in Hospira, Inc. and Warner Chilcott P.L.C. consistently exceeded earnings

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
expectations during the period. Hospira, a specialty pharmaceuticals and medication delivery company, benefited from its management team’s multi-year cost reduction plan, which increased its margins. In addition to strong earnings over the past year, Warner Chilcott rose sharply after announcing it would purchase The Procter & Gamble Co’s. global pharmaceuticals business. We at Lazard view the deal favorably, as the purchase price was attractive and Warner Chilcott will likely realize immediate financial and strategic benefits. The fund also benefited from stock selection in the energy sector. Exposure to coal production was the largest contributor to fund performance, as demand for metallurgic coal, which is used in steelmaking, rebounded sharply as steelmakers began restocking inventories. Shares of Smith International, Inc., an oil services company, rose sharply as a result of a takeover offer from Schlumberger Ltd. The stock was subsequently sold from the fund as it reached our valuation target. An underweight position in the utilities sector also helped fund performance, as the sector materially lagged the overall market during the last twelve months.
     Conversely, stock selection in the financials sector detracted from fund performance. Fund holdings in insurers, such as PartnerRe Ltd. and RenaissanceRe Holdings Ltd., lagged during the period after performing well the previous twelve months (particularly during the market downturn in 2008). An underweight position in REITs also detracted from fund returns, as it was the best-performing industry within the financials sector. The industry performed very well as a result of successful capital raises by several REITs, illustrating an increased access to capital. Stock selection in the materials sector detracted from fund performance as well. A fund position in the packaging company Ball Corp. also lagged after performing very well the previous year. We continue to view Ball Corp. favorably for several reasons, including its attractive valuation relative to its history, strong free-cash-flow generation, the acquisition of beverage can assets from Anheuser-Busch InBev, favorable new contract negotiations, and cost reduction efforts.
     Over the quarters and years ahead, we continue to believe we will see increasing differentiation between the winners, survivors, and losers. We expect the winners to be the companies with strong balance sheets, robust organic cash flow, and the resulting operational flexibility. We believe that our forward-looking, fundamental research, deployed through a robust scenario analysis framework and disciplined construction process, is particularly well designed for the kind of uncertainty that we are likely to see on the road ahead.
PL International Large-Cap Fund (managed by MFS Investment Management)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 52.64%, compared to a 54.44% return for its benchmark, the MSCI EAFE Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL International Large-Cap Fund	Class A
1 Year Total Return:
Without sales charge	52.64%
With maximum sales charge	44.30%
MSCI EAFE Index	54.44%

5 Year Total Return:
Without sales charge	5.60%
With maximum sales charge	4.41%
MSCI EAFE Index	3.75%

Since Inception (September 28, 2001):
Without sales charge	6.86%
With maximum sales charge	6.15%
MSCI EAFE Index	7.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed its benchmark. A combination of stock selection and an overweighted position in the health care sector detracted from the fund’s performance relative to the benchmark. The fund’s overweighted position in

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
pharmaceutical and diagnostic company Roche Holding A.G. (Switzerland), medical device manufacturer Synthes, Inc. (Switzerland), and pharmaceutical company Merck KgaA (Germany) hindered the fund’s relative results as all three stocks underperformed the benchmark over the reporting period.
     Stock selection in the basic materials sector was another detractor from the fund’s relative performance. No individual stocks within this sector were among the fund’s top relative detractors from performance.
     Other securities that held back the fund’s relative returns included oil and gas exploration company INPEX Corp., energy and environmental services company GDF Suez (France), household and industrial products manufacturer Kao Corp. (Japan), eyeglass maker HOYA Corp. (Japan), and contract semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan). The fund’s positioning in financial services firm Banco Santander Brasil S.A. (Spain) also dampened its relative returns.
     During the reporting period, currency exposure was also a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.
     Additionally, the fund’s cash position also held back its relative returns. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt fund performance versus the benchmark, which has no cash position.
     A combination of stock selection and an underweighted position in the utilities and communications sector aided the fund’s relative performance. No individual stocks within this sector were among the fund’s top relative contributors to performance for the reporting period.
     Stock selection in the retail sector also boosted the fund’s relative results. Top relative contributors to fund performance within this sector included luxury goods companies LVMH Moët Hennessy Louis Vuitton S.A. (France), Compagnie Financiere Richemont S.A. (France) and Burberry Group P.L.C. (U.K.).
     Stocks in other sectors that benefited relative fund performance included electrical distribution equipment manufacturer Schneider Electric S.A. (France), technology consulting firm Infosys Technologies Ltd. (India), industrial and medical gas producer Linde A.G. (Germany), banking group Standard Chartered P.L.C. (U.K.), insurance company AXA S.A. (France), brewer Heineken N.V. (Netherlands), and wealth management firm Julius Baer Holding Group Ltd. (Switzerland).
     Our strategy uses a bottom-up investment style involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities.
PL Small-Cap Value Fund (managed by NFJ Investment Group LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 58.28%, compared to a 65.07% return for its benchmark, the Russell 2000 Value Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Small-Cap Value Fund	Class A
1 Year Total Return:
Without sales charge	58.28%
Russell 2000 Value Index	65.07%

Since Inception (June 29, 2007):
Without sales charge	-4.08%
Russell 2000 Value Index	-6.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. The fund seeks long-term growth of capital and income through investment in the stocks of smaller-capitalization companies that pay dividends and that the manager believes are undervalued. Both the fund and its benchmark advanced significantly during the reporting period as a string of positive economic conditions caused U.S. stocks to rebound sharply from a deep bear market. The fund’s underweight position and stock selection decisions in the consumer discretionary sector contributed most significantly to its underperformance. An underweight position in the technology sector and stock selection decisions among materials stocks also detracted from returns versus the benchmark. An underweight position and stock selection decisions in the financials sector contributed positively to its relative returns as did an overweighting in the energy and materials sectors and stock selections among consumer staples companies.
     Consumer discretionary stocks such as Phillips Van Heusen Corp. paced the rally among small-capitalization value stocks during the reporting period. Relative to the benchmark, automotive parts makers paced returns as analysts upgraded the group, predicting a multi-year upward trend in light vehicle sales worldwide. Higher sales volumes, combined with the steep cost-cutting initiatives of recent depressed years, improved the earnings outlook for the industry for the next couple of years.
     In the materials sector, improving economic conditions and growing manufacturing output contributed to a shift in leadership during the period away from defensive, precious metals stocks and into economically sensitive companies producing paper, packaging and industrial inputs. Underweight positions in select paper and plastics makers, such as The Lubrizol Corp., contributed to the fund’s underperformance in this environment.
     In the financials sector, REITs and specialty financial services firms outperformed the regional and local banks that comprise the most significant share of the benchmark. The fund’s exposure to office and industrial real estate and to retail cash advance services benefited returns versus the benchmark.
     Among energy stocks, a firming of oil prices throughout the period boosted the fund’s holdings in energy exploration and production companies such as Cimarex Energy Co. relative to the stocks of refiners and fuel transporters.
     We at NFJ expect equity returns to slow in coming months as investors weigh the potential for companies to improve profits in a slow growing economy. We believe the fund’s dividend income could provide a boost relative to the market in such a period of relatively flat returns. In this environment, we continue to invest in higher quality companies presenting attractive valuations, dividends, balance sheets and free cash flow generation.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Main Street® Core Fund (managed by OppenheimerFunds, Inc.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 48.57%, compared to a 49.77% return for its benchmark, the S&P 500 Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Main Street Core Fund	Class A
1 Year Total Return:
Without sales charge	48.57%
S&P 500 Index	49.77%

3 Year Total Return:
Without sales charge	-5.29%
S&P 500 Index	-4.17%

Since Inception (September 30, 2005):
Without sales charge	-0.19%
S&P 500 Index	1.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark during the reporting period. In May 2009, a new portfolio management team within Oppenheimer assumed responsibility for the fund. As the fund was restructured over the next several weeks, it was dramatically reduced in the number of holdings from more than 500 stocks to less than 75. This reduction in fund holdings occurred as we implemented a bottom-up investment process that combines fundamental research and quantitative models to identify companies that are attractively priced relative to their underlying business prospects. As a result of the new investment process, the fund’s relative performance during the reporting period was affected negatively due to the associated transaction expenses. We seek to find companies that provide asymmetrical risk/reward relationships—that is, typically, companies in which the potential upside substantially outweighs the downside are added.
     Our new investment process identified a number of winners during the reporting period benefiting fund performance. For example, electronics innovator Apple, Inc. surged on the strength of popular products, such as the iPhone. Among energy companies, underweight exposure to industry giant Exxon Mobil Corp. helped bolster fund returns when investors turned away from traditionally defensive stocks. Instead, we emphasized smaller, more nimble energy producers that produced above-average returns for the fund, including Occidental Petroleum Corp. Other securities which benefited relative fund performance during the reporting period included stock in Hyatt Hotels Corp. (consumer discretionary sector), Precision Castparts Corp. (industrials sector) and Teva Pharmaceutical Industries Ltd. (health care sector).
     On the other hand, disappointments during the reporting period that negatively impacted the fund’s performance included telecommunications equipment company QUALCOMM, Inc., as it suffered due to temporary pricing pressures despite what we believe to be positive long-term prospects for the company and its Code-Division Multiple Access (CDMA) cellular technology. Financial company State Street Corp. lagged due to quarterly shortfalls in its foreign exchange and securities lending businesses, which we believe represent temporary setbacks for a high-quality company with more potential for gains than risk of declines. Specialty retailer GameStop Corp. underperformed during the period, detracting from fund performance, as some of the company’s competitors cut prices on computer games during the 4th quarter to drive holiday traffic into their stores. Advance Auto Parts, Inc. also detracted from performance, as its stock price suffered as investors turned to less traditionally defensive stocks. The positions in GameStop and Advance Auto Parts were sold by period end.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     As of March 31, 2010, we have been encouraged by evidence that investors are turning their attention away from beaten-down bargains among lower-quality companies toward businesses with strong fundamentals. Although we manage the fund using a bottom-up stock selection process and not according to broad economic trends, it is worth noting that investors now appear to be favoring companies with the underlying strength required to support earnings growth in a sluggish economy. In our judgment, our fundamentals-based approach may be particularly well suited to such an environment.
PL Emerging Markets Fund (managed by OppenheimerFunds, Inc.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 87.45%, compared to a 81.08% return for its benchmark, the MSCI Emerging Markets Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Emerging Markets Fund	Class A
1 Year Total Return:
Without sales charge	87.45%
MSCI Emerging Markets Index	81.08%

3 Year Total Return:
Without sales charge	8.22%
MSCI Emerging Markets Index	5.16%

Since Inception (September 30, 2005):
Without sales charge	13.32%
MSCI Emerging Markets Index	12.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund outperformed the benchmark during the reporting period. The fund’s outperformance was largely the result of relatively strong stock selection within the consumer staples, consumer discretionary, information technology, financials and health care sectors. The stronger relative stock selection was supported by an overweight position in consumer discretionary and an underweight position in health care. The fund underperformed within the materials sector, due to an underweight position to what was the strongest performing sector for the benchmark during the period.
     In terms of relative performance by region, the fund outperformed the benchmark in all major regions, led by Asia Ex. Japan and Latin America, the two regions where the fund was most heavily invested. Within the Asian Ex. Japan region, the fund outperformed mostly due to better relative stock selection in China and Hong Kong and an overweight to India. Within Latin America, outperformance was mostly driven by the fund’s successful stock selection in Brazil. The third best performing region for the fund was the Middle East/Africa, where both underweights and stock selection resulted in the fund’s relative outperformance versus the benchmark.
     Over the second half of the reporting period, we at Oppenheimer took advantage of relatively weak prices in America Movil S.A.B. de CV and Petroleo Brasileiro S.A. – two of the fund’s larger holdings – to increase positions materially which, in turn, benefited the fund’s performance. In the case of America Movil, the opportunity presented itself alongside a merger with its fixed line counterpart TELMEX, which was badly perceived on Wall Street. We believe the deal is insightful as infrastructure capacity will emerge as a significant competitive advantage as Latin America migrates towards a more data centric wireless world. In America Movil, we have a durable growth stock with tremendous economics, terrific managers and demonstrably superior capital allocation skills at what we consider a very attractive price. Also benefiting fund performance during the period, was the fund’s significant increase in Impala Platinum Holdings Ltd., NHN Corp. (a Korean internet company) and Infosys Technologies Ltd., our largest holding. Other individual contributors to fund performance during the reporting period included Magnit O.A.O., HDFC Bank Ltd., Lojas Americanas S.A. and Hong Kong Exchanges & Clearing Ltd.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Our most significant sells during the reporting period were generally disappointments. In most cases, we believe we misjudged the opportunity set in these companies (China Unicom Ltd.) and/or were very disappointed with governance (SINA Corp., Gazprom O.A.O.).
     Our underlying approach to investing in developing market equities has not changed in response to the current market environment. We are long-term investors in what we believe are great companies. We are interested in a rare breed of companies. We are not ‘yoyo’ investors that look for cycles everywhere, be it credit, inventory, business, etc. Instead, we are believers that great companies are extremely rare. Great businesses with long tailed, durable growth and massive advantage (high returns on capital employed) are, in our minds, exceptions in the emerging markets. Our approach to buy only stocks of exceptional companies, regardless of geography (country weights) persists.
     While our philosophy of investing has remained the same, two things stay fluid. First, prices (valuations on offer) change, which present opportunities and accounts for most of a fund’s activity during a particular period. And, second, we learn. This may involve the rare opportunity to locate a new great company or it may involve exiting stocks because we misjudged the opportunity.
PL Managed Bond Fund (managed by Pacific Investment Management Company LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 18.68%, compared to a 7.69% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Managed Bond Fund	Class A
1 Year Total Return:
Without sales charge	18.68%
With maximum sales charge	12.20%
Barclays Capital U.S. Aggregate Bond Index	7.69%

5 Year Total Return:
Without sales charge	7.06%
With maximum sales charge	5.86%
Barclays Capital U.S. Aggregate Bond Index	5.44%

Since Inception (September 28, 2001):
Without sales charge	6.37%
With maximum sales charge	5.67%
Barclays Capital U.S. Aggregate Bond Index	5.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund outperformed the benchmark. An overweight to agency Mortgage-Backed Securities (MBS) early in the period added to the fund’s returns as this sector outperformed like-duration Treasuries, and valuations of these bonds benefitted from government policy responses. A slight underweight position to investment grade corporate debt detracted from the fund’s performance as the sector outperformed like-duration Treasuries. However, a focus on the financials within the investment grade corporate sector more than offset this negative impact to the fund as this sector outperformed the overall investment grade corporate market thereby contributing to fund performance. Additionally, exposure to bonds of emerging markets added to fund performance as emerging market debt followed the rally in equities and other spread sectors, significantly outperforming like-duration Treasuries. An overweight to Treasury duration for part of the year detracted from fund returns as Treasury yields rose over the year.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Two core themes create tension and uncertainty in PIMCO’s economic outlook over the next year. First, we continue to expect differentiated regional outcomes owing to disparate pre-crisis conditions. Second, positive trends in developed economies such as the U.S. over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. This tension between cyclical and structural factors will likely be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook. PIMCO remains cautious with portfolio risk exposures in light of global economic uncertainty and relatively rich valuations for many fixed income assets, but we do believe that there are a number of prudent strategies available to enhance return potential.
     With regard to portfolio strategy, we plan to target an overall overweight to duration, but this will come from exposure to core European interest rates and a modest allocation to Canada and Brazil, as we believe such exposure offers relatively attractive yields but potentially lower volatility than a comparable U.S. position. We also plan to emphasize shorter maturities in the U.S. and Europe, especially those that are somewhat longer in duration than where money market funds typically invest as it is our opinion that markets are pricing in more and faster central bank tightening than we expect. Additionally, we look to maintain an underweight to agency MBS, which are trading near their most expensive levels ever. Better opportunities to own these securities could arise following the end of the Fed’s Mortgage Purchase Program.
PL Inflation Managed Fund (managed by Pacific Investment Management Company LLC)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 9.68%, compared to a 6.18% return for its benchmark, the Barclays Capital U.S. TIPS Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Inflation Managed Fund	Class A
1 Year Total Return:
Without sales charge	9.68%
With maximum sales charge	3.63%
Barclays Capital U.S. TIPS Index	6.18%

5 Year Total Return:
Without sales charge	4.65%
With maximum sales charge	3.48%
Barclays Capital U.S. TIPS Index	4.82%

Since Inception (December 31, 2002):
Without sales charge	5.41%
With maximum sales charge	4.59%
Barclays Capital U.S. TIPS Index	5.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund outperformed the benchmark. Exposure to agency MBS was positive for fund performance as the success of the Fed’s Mortgage Purchase Program drove yield premiums over Treasuries to tighten. An allocation to high quality consumer ABS added to the fund’s annual performance as these bonds also rallied amid strong government policy support. Corporate bonds, especially an emphasis on bonds of financial companies, also added to fund performance and were among the best performing fixed income assets during the reporting period. An underweight position to shorter maturity TIPS detracted from the fund’s returns as real yields declined on better than expected economic data. Above index total duration, stemming from U.S. nominal bonds, also detracted from fund performance over the year as nominal interest rates rose.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     Two core themes create tension and uncertainty in PIMCO’s economic outlook over the next year. First, we continue to expect differentiated regional outcomes owing to disparate pre-crisis conditions. Second, positive trends in developed economies such as the U.S. over a cyclical timeframe are likely to face structural or secular headwinds such as high levels of sovereign and consumer debt and excess capacity in labor and product markets. This tension between cyclical and structural factors will likely be exacerbated by political processes around the world, which means that politics is one of the most critical risk factors in our outlook. PIMCO remains cautious with portfolio risk exposures in light of global economic uncertainty and relatively rich valuations for many fixed income assets, but we do believe that there are a number of prudent strategies available to enhance return potential.
     With regard to portfolio strategy, we plan to target flat to modestly overweight duration, with an emphasis on intermediate maturity European interest rates, as we believe this exposure currently offers relatively attractive yields with lower potential volatility than a comparable U.S. position. We also plan to retain modest exposure to money market futures in the U.S. as short-term rates are unlikely to rise with the Fed on hold as it is our opinion that markets are pricing in more central bank tightening than we expect. We plan to retain modest exposure to corporate financial bonds, where valuations remain relatively attractive, and look to boost yield by earning premiums on written options. Additionally, we plan to hold currencies with sound fiscal conditions such as Australia and Canada, as well as Asian currencies that could gain versus the U.S. dollar.
PL Large-Cap Growth Fund (managed by UBS Global Asset Management (Americas), Inc.)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 41.73%, compared to a 49.75% return for its benchmark, the Russell 1000 Growth Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Large-Cap Growth Fund	Class A
1 Year Total Return:
Without sales charge	41.73%
With maximum sales charge	33.85%
Russell 1000 Growth Index	49.75%

5 Year Total Return:
Without sales charge	-3.39%
With maximum sales charge	-4.48%
Russell 1000 Growth Index	3.42%

Since Inception (September 28, 2001):
Without sales charge	-1.80%
With maximum sales charge	-2.44%
Russell 1000 Growth Index	3.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. UBS assumed management of the fund on July 1, 2009. For the period July 1, 2009 through March 31, 2010, the fund outperformed the benchmark. The fund’s gains remained broad-based during the period as equity markets continued to rally off the depressed lows from a year earlier, signaling confidence that the worst of the crisis has passed and the recovery is under way. Stock selection and sector allocation each contributed positively to fund performance during the period. In particular, stock selection within information technology, health care and consumer discretionary were the main contributors to fund performance.
     As the equity markets continued to rebound, firms within the information technology sector showed tremendous resiliency in their ability to maintain profitability and even grow their revenue during a challenging environment. During the reporting period, firms with

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
recurring revenue streams and secular product growth trends had been in favor as compared to their more cyclical peers. The fund’s investment in some of the better performing companies contributed positively to performance. Within the information technology sector, the fund’s overweights to Apple, Inc., MasterCard, Inc., salesforce.com, inc., and Visa, Inc. were some of the better performing companies and were the main drivers for positive fund performance in the sector.
     While the rebound in consumer discretionary was a little premature in UBS’ assessment, there were select opportunities to invest in companies with superior business models and an underappreciated potential for future growth. Included in that class are internet resellers Amazon.com, Inc. and Priceline.com, Inc., both of which have extremely scalable business models and are superior plays on a cost conscious consumer. In our view, meaningful positions in each of those names made significant positive contributions to performance throughout the reporting period.
     With the prospect for historic health care reform in Washington D.C. on again and off again seemingly on a weekly basis, investing in the health care sector during the reporting period was challenging. During this period, we focused on companies who had dominant positions in their market, with often superior competitive advantages that could potentially be maintained if even the most draconian reforms had been passed. Companies such as Alcon, Inc., Allergan, Inc. and Express Scripts, Inc. fall into this category and contributed positively towards the fund’s performance.
     While stock selection for the fund in its entirety was a positive during the period, there were one or two pockets of weakness where the fund’s holdings underperformed. The financials sector makes up a relatively small percentage of the fund’s benchmark; however concerns about regulation of futures contracts caused two of the fund’s holdings to lag during the period. Specifically, IntercontinenalExchange, Inc. and CME Group, Inc. trailed as fears that futures market regulators will limit trading volumes on energy futures contracts. We believe these fears are unfounded and thus maintain our holdings in the companies as future earnings growth is not fully reflected in their current share prices.
PL Comstock Fund (managed by Van Kampen)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 55.34%, compared to a 53.55% return for its benchmark, the Russell 1000 Value Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Comstock Fund	Class A
1 Year Total Return:
Without sales charge	55.34%
With maximum sales charge	46.89%
Russell 1000 Value Index	53.55%

5 Year Total Return:
Without sales charge	-0.32%
With maximum sales charge	-1.43%
Russell 1000 Value Index	1.05%

Since Inception (September 28, 2001):
Without sales charge	2.72%
With maximum sales charge	2.04%
Russell 1000 Value Index	4.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A. For the year ended March 31, 2010, the fund outperformed the benchmark. Its outperformance was driven primarily by positioning within three sectors: energy, basic materials, and utilities. The fund is constructed entirely on a bottom-up basis, with the sector allocations a result of the stock selection process. A significant underweight in the energy sector benefited relative fund performance as the sector as a whole broadly underperformed the benchmark during the period. During the reporting period, we, the fund’s portfolio managers at VanKampen, selectively added to the fund’s position in energy stocks, mainly in the integrated oil industry, that we believed fit our investment criteria. In the basic materials sector, stock selection contributed positively to the fund’s relative returns. Here, the fund’s position in International Paper Co. performed well after the company restructured its debt, strengthened its balance sheet, and benefited from synergies following an acquisition. Finally, relative fund performance was aided by minimal exposure to the utilities sector, where the fund held only one utility stock during the period. The utilities sector was the second worst performer relative to the benchmark for the period.
     In contrast, the financials sector dampened the fund’s relative performance. Its mix of banks, diversified financial companies, and insurance companies lagged (underweights in Bank of America Corp., Wells Fargo & Co. and The Goldman Sachs Group, Inc. hurt the fund’s performance the most), and a lack of exposure to real estate (which performed strongly during the period) further diminished fund relative performance. The health care sector also detracted from fund performance on a relative basis. Within the sector, the fund did not have exposure to a strong performing large-capitalization pharmaceutical and health care products company, Johnson and Johnson.
     The fund continued to seek stocks with reasonable valuations relative to our assessment of fair value. As of March 31, 2010, the fund held overweights relative to the benchmark in consumer discretionary, consumer staples, health care and technology sectors. The fund was underweight in energy, financials, industrials, telecommunications services and utilities sectors. The basic materials sector represented a roughly equal weight with the benchmark.
PL Mid-Cap Growth Fund (managed by Van Kampen)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 70.89%, compared to a 63.00% return for its benchmark, the Russell Midcap Growth Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Mid-Cap Growth Fund	Class A
1 Year Total Return:
Without sales charge	70.89%
With maximum sales charge	61.49%
Russell Midcap Growth Index	63.00%

5 Year Total Return:
Without sales charge	7.31%
With maximum sales charge	6.10%
Russell Midcap Growth Index	4.27%

Since Inception (September 28, 2001):
Without sales charge	4.49%
With maximum sales charge	3.80%
Russell Midcap Growth Index	7.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund outperformed the benchmark. Stock selection and an overweight position in the consumer discretionary sector had the largest positive effect on relative fund performance. Relative gains in the sector were driven primarily by the leisure time industry, specifically the portfolio holding Ctrip.com International Ltd. Both stock selection and an underweight

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
position in the technology sector also helped relative fund performance. Here, the computer services software and systems industry, specifically the portfolio holding Baidu, Inc., was the most additive to the fund’s performance. In the utilities sector, stock selection and an underweight position were also advantageous to relative fund performance. Within the sector, the telecommunications industry, specifically the portfolio holding Millicom International Cellular S.A., was the leading contributing industry to fund performance.
     Although the fund outperformed the benchmark, there were areas detrimental to its overall performance. The largest relative detractor from fund performance was stock selection in the energy sector, although it was slightly offset by an overweight position in the sector. While none of the fund’s energy holdings (largely in the natural gas industry) had negative returns during the period on an absolute basis, they did not perform as well as other industries within the overall sector such as oil well equipment and services, in which the fund did not have any exposure. The fund holding that underperformed the most was Petrohawk Energy Corp. Elsewhere, both stock selection and an underweight in the health care sector dampened fund performance, mainly due to the medical equipment industry and specifically the portfolio holding, Illumina, Inc. The financial services sector also underperformed, as both stock selection and an overweight position were relative laggards impacting the fund negatively. Within the sector, the asset management and custodian industry was the chief detractor from fund performance.
     The start of 2010 has been volatile. The fund’s portfolio managers at VanKampen do not make predictions on how the market will perform, and it is our belief that volatility alone does not measure risk. Overall, we remain optimistic and committed to our long-term outlook. We continue to focus on company fundamentals – quality, the nature and sustainability of competitive advantage, and balance sheet strength – over a three- to five-year period.
PL Real Estate Fund (managed by Van Kampen)
Q. How did the fund perform over the year ended March 31, 2010?
A. For the year ended March 31, 2010, the fund’s Class A returned 104.32%, compared to a 106.68% return for its benchmark, the FTSE NAREIT Equity REITs Index.

The following graph shows the value as of March 31, 2010 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2010

PL Real Estate Fund	Class A
1 Year Total Return:
Without sales charge	104.32%
With maximum sales charge	92.97%
FTSE NAREIT Equity REITs Index	106.68%

5 Year Total Return:
Without sales charge	4.06%
With maximum sales charge	2.88%
FTSE NAREIT Equity REITs Index	3.80%

Since Inception (December 31, 2004):
Without sales charge	2.65%
With maximum sales charge	1.56%
FTSE NAREIT Equity REITs Index	2.18%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the year ended March 31, 2010, the fund underperformed the benchmark. Stock selection was strong in the diversified, health care, apartment and hotel sectors; however, this was offset by stock selection in the shopping center and mall sectors. From a top-down perspective, the fund benefited from an overweight position in the hotel sector. The fund’s exposure to cash served as a drag on its performance due to the strong market rally.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     The portfolio managers at Van Kampen have maintained their core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices are believed to provide real estate exposure at the best valuation relative to their underlying asset values. Given the continued lack of clarity on underlying asset values due to the stagnant investment market, we have focused on relative implied valuations as a key metric. Our company-specific research led us to an overweighting in the fund to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial and suburban office assets.
     Following the remarkable improvements in the capital markets over the course of 2009, we believe REITs have ready access to both equity capital and unsecured corporate debt at attractive costs. This is in sharp contrast to most private real estate operators. As a result, REITs are viewed as the group that is best positioned to take advantage of acquisition opportunities.
     We believe that at current premium valuations, it appears that the market is anticipating that asset values may not decline from the peak as much as currently expected, and/or the market is attempting to price or factor in the favorable benefits to REITs having unique access to capital and being able to take advantage of the arbitrage opportunity between public and private valuations by making acquisitions. In addition, some analysts have noted that the current valuation of the REIT sector appears fairly priced on both a current and historical basis relative to investment grade bonds.

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2009 to March 31, 2010.
ACTUAL EXPENSES
     The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser expense reimbursement, administrator fee reductions, advisory fee, and distribution and/or service fee waivers. The “Ending Account Value at 03/31/10” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/09-03/31/10” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2009 to March 31, 2010.
     You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/09-03/31/10.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/09 -
	10/01/09	03/31/10	Ratio	03/31/10
PL Portfolio Optimization Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,047.60	0.20%	$1.02
Class B	1,000.00	1,045.00	0.95%	4.84
Class C	1,000.00	1,044.30	0.95%	4.84
Class R	1,000.00	1,047.30	0.45%	2.30

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate-Conservative Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,059.30	0.20%	$1.03
Class B	1,000.00	1,056.70	0.95%	4.87
Class C	1,000.00	1,056.70	0.95%	4.87
Class R	1,000.00	1,058.00	0.45%	2.31

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate Fund (2)

Actual Fund Return
Class A	$1,000.00	$1,076.60	0.20%	$1.04
Class B	1,000.00	1,073.10	0.95%	4.91
Class C	1,000.00	1,073.20	0.95%	4.91
Class R	1,000.00	1,075.30	0.45%	2.33

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate-Aggressive Fund (2)

Actual Fund Return
Class A	$1,000.00	$1,088.10	0.20%	$1.04
Class B	1,000.00	1,084.90	0.95%	4.94
Class C	1,000.00	1,086.20	0.95%	4.94
Class R	1,000.00	1,087.70	0.45%	2.34

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

B-1	See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/09 -
	10/01/09	03/31/10	Ratio	03/31/10
PL Portfolio Optimization Aggressive Fund (2)
Actual Fund Return
Class A	$1,000.00	$1,099.00	0.20%	$1.05
Class B	1,000.00	1,096.40	0.95%	4.97
Class C	1,000.00	1,096.40	0.95%	4.97
Class R	1,000.00	1,097.30	0.45%	2.35

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.30	0.26%	$1.30

Hypothetical
Class A	$1,000.00	$1,023.64	0.26%	$1.31

PL Small-Cap Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,147.60	1.15%	$6.16

Hypothetical
Class A	$1,000.00	$1,019.20	1.15%	$5.79

PL International Value Fund
Actual Fund Return
Class A	$1,000.00	$1,008.70	1.20%	$6.01

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL Large-Cap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,087.60	1.20%	$6.25

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL Short Duration Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,012.30	0.95%	$4.77

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Floating Rate Loan Fund
Actual Fund Return
Class A	$1,000.00	$1,065.60	1.30%	$6.69

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

PL Growth LT Fund
Actual Fund Return
Class A	$1,000.00	$1,099.00	1.10%	$5.76

Hypothetical
Class A	$1,000.00	$1,019.45	1.10%	$5.54

PL Mid-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,141.80	1.20%	$6.41

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL International Large-Cap Fund
Actual Fund Return
Class A	$1,000.00	$1,057.60	1.40%	$7.18

Hypothetical
Class A	$1,000.00	$1,017.95	1.40%	$7.04

PL Small-Cap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,145.10	1.30%	$6.95

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

PL Main Street Core Fund
Actual Fund Return
Class A	$1,000.00	$1,106.40	1.00%	$5.25

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04

PL Emerging Markets Fund
Actual Fund Return
Class A	$1,000.00	$1,121.60	1.35%	$7.14

Hypothetical
Class A	$1,000.00	$1,018.20	1.35%	$6.79

PL Managed Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,040.80	0.95%	$4.83

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Inflation Managed Fund
Actual Fund Return
Class A	$1,000.00	$1,029.20	0.95%	$4.81

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Large-Cap Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,140.50	1.28%	$6.83

Hypothetical
Class A	$1,000.00	$1,018.55	1.28%	$6.44

PL Comstock Fund
Actual Fund Return
Class A	$1,000.00	$1,107.80	1.30%	$6.83

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

B-2	See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/09 -
	10/01/09	03/31/10	Ratio	03/31/10
PL Mid-Cap Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,111.00	1.25%	$6.58

Hypothetical
Class A	$1,000.00	$1,018.70	1.25%	$6.29
PL Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,199.80	1.45%	$7.95

Hypothetical
Class A	$1,000.00	$1,017.70	1.45%	$7.29

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)	The annualized expense ratios for the Portfolio Optimization Funds do not include expenses of the Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds invest.

B-3

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.1%

PL International Value Fund ‘A’	386,653	$3,553,342
PL Large-Cap Value Fund ‘A’	817,019	8,513,338
PL Short Duration Bond Fund ‘A’	2,119,505	21,195,054
PL Floating Rate Loan Fund ‘A’	1,411,836	13,948,940
PL Growth LT Fund ‘A’	297,443	3,334,336
PL Mid-Cap Equity Fund ‘A’	602,617	5,218,666
PL International Large-Cap Fund ‘A’	237,677	3,287,070
PL Main Street® Core Fund ‘A’	367,377	3,306,392
PL Managed Bond Fund ‘A’	5,378,702	57,821,043
PL Inflation Managed Fund ‘A’	2,712,790	27,399,176
PL Large-Cap Growth Fund ‘A’ *	469,000	3,615,993
PL Comstock Fund ‘A’	491,066	5,249,495

Total Affiliated Mutual Funds (Cost $145,609,309)		156,442,845

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	243,392	243,392

Total Short-Term Investment (Cost $243,392)		243,392

TOTAL INVESTMENTS - 99.3% (Cost $145,852,701)		156,686,237

OTHER ASSETS & LIABILITIES, NET - 0.7%		1,179,358

NET ASSETS - 100.0%		$157,865,595

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	76.2%
Affiliated Equity Funds	22.9%
Short-Term Investment	0.2%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PL International Value Fund ‘A’	608,591	$5,592,955
PL Large-Cap Value Fund ‘A’	1,178,301	12,277,896
PL Short Duration Bond Fund ‘A’	1,872,839	18,728,389
PL Floating Rate Loan Fund ‘A’	1,257,862	12,427,676
PL Growth LT Fund ‘A’	471,271	5,282,950
PL Mid-Cap Equity Fund ‘A’	767,109	6,643,164
PL International Large-Cap Fund ‘A’	670,385	9,271,422
PL Small-Cap Value Fund ‘A’	181,913	1,558,992
PL Main Street Core Fund ‘A’	1,407,511	12,667,594
PL Managed Bond Fund ‘A’	4,209,749	45,254,807
PL Inflation Managed Fund ‘A’	2,345,395	23,688,489
PL Large-Cap Growth Fund ‘A’ *	713,711	5,502,715
PL Comstock Fund ‘A’	998,624	10,675,296
PL Mid-Cap Growth Fund ‘A’	392,553	3,301,373

Total Affiliated Mutual Funds (Cost $165,300,989)		172,873,718

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	222,192	222,192

Total Short-Term Investment (Cost $222,192)		222,192

TOTAL INVESTMENTS - 100.1% (Cost $165,523,181)		173,095,910

OTHER ASSETS & LIABILITIES, NET — (0.1%)		(170,214)

NET ASSETS - 100.0%		$172,925,696

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	57.9%
Affiliated Equity Funds	42.1%
Short-Term Investment	0.1%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Funds’ holdings as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

PL Portfolio Optimization Conservative Fund
Assets
Affiliated Mutual Funds	$156,442,845	$156,442,845	$—	$—
Short-Term Investment	243,392	243,392	—	—

Total	$156,686,237	$156,686,237	$—	$—

PL Portfolio Optimization Moderate-Conservative Fund
Assets
Affiliated Mutual Funds	$172,873,718	$172,873,718	$—	$—
Short-Term Investment	222,192	222,192	—	—

Total	$173,095,910	$173,095,910	$—	$—

See Notes to Financial Statements	C-1	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 99.8%

PL Small-Cap Growth Fund ‘A’ *	608,496	$5,725,947
PL International Value Fund ‘A’	2,484,102	22,828,900
PL Large-Cap Value Fund ‘A’	5,277,173	54,988,140
PL Short Duration Bond Fund ‘A’	2,609,626	26,096,259
PL Floating Rate Loan Fund ‘A’	2,708,111	26,756,141
PL Growth LT Fund ‘A’	2,473,620	27,729,279
PL Mid-Cap Equity Fund ‘A’	3,797,673	32,887,850
PL International Large-Cap Fund ‘A’	2,474,131	34,217,226
PL Small-Cap Value Fund ‘A’	1,305,866	11,191,274
PL Main Street Core Fund ‘A’	5,619,794	50,578,147
PL Emerging Markets Fund ‘A’	1,413,393	17,229,262
PL Managed Bond Fund ‘A’	8,269,716	88,899,450
PL Inflation Managed Fund ‘A’	5,684,400	57,412,437
PL Large-Cap Growth Fund ‘A’ *	2,925,443	22,555,165
PL Comstock Fund ‘A’	4,185,676	44,744,877
PL Mid-Cap Growth Fund ‘A’	1,323,121	11,127,446
PL Real Estate Fund ‘A’	1,261,230	11,653,763

Total Affiliated Mutual Funds (Cost $543,071,840)		546,621,563

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,253,798	1,253,798

Total Short-Term Investment (Cost $1,253,798)		1,253,798

TOTAL INVESTMENTS - 100.0% (Cost $544,325,638)		547,875,361

OTHER ASSETS & LIABILITIES, NET — (0.0%)		(204,809)

NET ASSETS - 100.0%		$547,670,552

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	63.4%
Affiliated Fixed Income Funds	36.4%
Short-Term Investment	0.2%

100.0%
Other Assets & Liabilities, Net	(0.0)%

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.4%

PL Small-Cap Growth Fund ‘A’ *	1,115,090	$10,493,002
PL International Value Fund ‘A’	3,801,493	34,935,717
PL Large-Cap Value Fund ‘A’	5,686,650	59,254,893
PL Short Duration Bond Fund ‘A’	941,082	9,410,825
PL Growth LT Fund ‘A’	3,106,352	34,822,202
PL Mid-Cap Equity Fund ‘A’	4,680,309	40,531,478
PL International Large-Cap Fund ‘A’	2,884,392	39,891,136
PL Small-Cap Value Fund ‘A’	1,807,321	15,488,739
PL Main Street Core Fund ‘A’	6,130,271	55,172,436
PL Emerging Markets Fund ‘A’	1,661,502	20,253,709
PL Managed Bond Fund ‘A’	3,083,408	33,146,636
PL Inflation Managed Fund ‘A’	3,739,878	37,772,773
PL Large-Cap Growth Fund ‘A’ *	2,599,774	20,044,255
PL Comstock Fund ‘A’	4,233,433	45,255,401
PL Mid-Cap Growth Fund ‘A’	3,030,690	25,488,101
PL Real Estate Fund ‘A’	1,734,095	16,023,035

Total Affiliated Mutual Funds (Cost $505,022,162)		497,984,338

SHORT-TERM INVESTMENT - 0.1%

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	378,244	378,244

Total Short-Term Investment (Cost $378,244)		378,244

TOTAL INVESTMENTS - 100.5% (Cost $505,400,406)		498,362,582

OTHER ASSETS & LIABILITIES, NET — (0.5%)		(2,247,841)

NET ASSETS - 100.0%		$496,114,741

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	84.2%
Affiliated Fixed Income Funds	16.2%
Short-Term Investment	0.1%

100.5%
Other Assets & Liabilities, Net	(0.5)%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Funds’ holdings as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

PL Portfolio Optimization Moderate Fund
Assets
Affiliated Mutual Funds	$546,621,563	$546,621,563	$—	$—
Short-Term Investment	1,253,798	1,253,798	—	—

Total	$547,875,361	$547,875,361	$—	$—

PL Portfolio Optimization Moderate-Aggressive Fund
Assets
Affiliated Mutual Funds	$497,984,338	$497,984,338	$—	$—
Short-Term Investment	378,244	378,244	—	—

Total	$498,362,582	$498,362,582	$—	$—

See Notes to Financial Statements	C-2	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.7%

PL Small-Cap Growth Fund ‘A’ *	887,737	$8,353,605
PL International Value Fund ‘A’	1,960,029	18,012,668
PL Large-Cap Value Fund ‘A’	2,306,192	24,030,520
PL Growth LT Fund ‘A’	1,444,406	16,191,792
PL Mid-Cap Equity Fund ‘A’	1,866,305	16,162,199
PL International Large-Cap Fund ‘A’	1,448,475	20,032,406
PL Small-Cap Value Fund ‘A’	1,158,499	9,928,335
PL Main Street Core Fund ‘A’	2,697,414	24,276,726
PL Emerging Markets Fund ‘A’	838,553	10,221,959
PL Managed Bond Fund ‘A’	518,697	5,575,991
PL Large-Cap Growth Fund ‘A’ *	1,051,066	8,103,722
PL Comstock Fund ‘A’	1,901,036	20,322,078
PL Mid-Cap Growth Fund ‘A’	1,438,694	12,099,420
PL Real Estate Fund ‘A’	899,586	8,312,172

Total Affiliated Mutual Funds (Cost $199,639,549)		201,623,593

TOTAL INVESTMENTS - 100.7% (Cost $199,639,549)		201,623,593

OTHER ASSETS & LIABILITIES, NET — (0.7%)		(1,500,840)

NET ASSETS - 100.0%		$200,122,753

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	97.9%
Affiliated Fixed Income Funds	2.8%

100.7%
Other Assets & Liabilities, Net	(0.7)%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
Affiliated Mutual Funds	$201,623,593	$201,623,593	$—	$—

See Notes to Financial Statements	C-3	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MONEY MARKET FUND
Schedule of Investments
March 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 99.8%

Certificates of Deposit - 2.2%

Rabobank Nederland NV NY
0.180% due 04/26/10	$750,000	$750,005

Commercial Paper - 84.2%

Bank of America Corp
0.190% due 05/03/10	1,000,000	999,831
Bank of Montreal (Canada)
0.180% due 04/07/10	900,000	899,973
Bank of Nova Scotia (Canada)
0.185% due 04/23/10	750,000	749,915
0.250% due 06/04/10	750,000	749,667
BNP Paribas Finance Inc
0.190% due 04/19/10	465,000	464,956
0.190% due 04/26/10	800,000	799,894
Commonwealth Bank of Australia (Australia)
0.195% due 05/25/10	1,000,000	999,708
ConocoPhillips Qatar Funding Ltd (Cayman)
0.170% due 06/03/10	500,000	499,851
Credit Agricole North America Inc
0.220% due 04/14/10	750,000	749,940
0.220% due 06/11/10	900,000	899,610
Electricite de France SA (France)
0.160% due 04/07/10	600,000	599,984
0.190% due 04/30/10	900,000	899,862
ENI Coordination Center SA (Belgium)
0.180% due 04/09/10	1,000,000	999,960
GDF Suez (France)
0.170% due 04/29/10	1,200,000	1,199,842
0.200% due 04/26/10	300,000	299,958
Government of Canada (Canada)
0.340% due 05/25/10	500,000	499,745
Hewlett Packard Co
0.160% due 04/26/10	900,000	899,900
John Deere Bank SA (Luxembourg)
0.150% due 04/07/10	500,000	499,987
Johnson & Johnson
0.270% due 08/06/10	500,000	499,524
0.270% due 08/09/10	750,000	749,269
L’Oreal USA Inc
0.180% due 05/20/10	500,000	499,878
Nestle Capital Corp
0.550% due 04/19/10	900,000	899,752
NetJets Inc
0.150% due 04/01/10	1,000,000	1,000,000
0.160% due 04/16/10	750,000	749,950
New York Life Capital Corp
0.150% due 04/13/10	750,000	749,962
NSTAR
0.160% due 04/05/10	900,000	899,984
Oracle Corp
0.160% due 05/17/10	1,000,000	999,796
Rabobank Netherland NV NY
0.190% due 04/14/10	750,000	749,950
Royal Bank of Canada (Canada)
0.250% due 06/21/10	500,000	499,719
Societe Generale North America Inc
0.190% due 04/19/10	250,000	249,976
0.210% due 04/26/10	750,000	749,891
The Coca-Cola Co
0.170% due 06/01/10	750,000	749,784
0.200% due 05/13/10	1,000,000	999,767
Total Capital Canada Ltd (Canada)
0.200% due 06/04/10	1,000,000	999,644
Toyota Motor Credit Corp
0.220% due 04/01/10	750,000	750,000
UBS Finance DE LLC
0.050% due 04/01/10	400,000	400,000
0.150% due 04/05/10	1,000,000	999,983
Westpac Banking Corp (Australia)
0.180% due 04/01/10	1,000,000	1,000,000
0.200% due 05/25/10	300,000	299,910

		29,209,322

Corporate Notes - 4.7%

ConocoPhillips
8.750% due 05/25/10	350,000	354,423
Toyota Motor Credit Corp
0.351% due 07/19/10 §	750,000	750,000
Wal-Mart Stores Inc
4.750% due 08/15/10	507,000	515,193

		1,619,616

U.S. Treasury Bills - 8.6%

0.240% due 09/16/10	1,000,000	998,882
0.490% due 07/29/10	500,000	499,190
0.510% due 06/03/10	750,000	749,331
0.518% due 07/01/10	750,000	749,019

		2,996,422

	Shares
Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	36,450	36,450

Total Short-Term Investments (Amortized Cost $34,611,815)		34,611,815

TOTAL INVESTMENTS - 99.8% (Amortized Cost $34,611,815)		34,611,815

OTHER ASSETS & LIABILITIES, NET - 0.2%		57,109

NET ASSETS - 100.0%		$34,668,924

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Commercial Paper	84.2%
U.S. Treasury Bills	8.6%
Corporate Notes	4.7%
Certificates of Deposit	2.2%
Money Market Fund	0.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of March 31, 2010, the Fund’s Standard & Poor’s quality ratings on its investments, as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	8.7%
A-1 (Short Term Debt Only)	84.4%
AA	3.7%
A	1.0%
Not Rated	2.2%

100.0%

See Notes to Financial Statements	C-4	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MONEY MARKET FUND
Schedule of Investments (Continued)
March 31, 2010
(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
Short-Term Investments	$34,611,815	$36,450	$34,575,365	$—

See Notes to Financial Statements	C-5	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 96.8%

Consumer Discretionary - 17.1%

Aeropostale Inc *	6,280	$181,052
American Public Education Inc *	6,500	302,900
AnnTaylor Stores Corp *	11,250	232,875
Choice Hotels International Inc	5,400	187,974
Coldwater Creek Inc *	18,500	128,390
Dana Holding Corp *	19,400	230,472
Fossil Inc *	4,700	177,378
Grand Canyon Education Inc *	6,400	167,296
Interval Leisure Group Inc *	15,115	220,074
J. Crew Group Inc *	4,480	205,632
Life Time Fitness Inc *	6,020	169,162
LKQ Corp *	12,650	256,795
McCormick & Schmick’s Seafood Restaurants Inc *	10,075	101,455
Phillips-Van Heusen Corp	4,750	272,460
Shutterfly Inc *	9,925	239,093
Sotheby’s	6,150	191,204
The Cheesecake Factory Inc *	6,850	185,361
The Children’s Place Retail Stores Inc *	4,530	201,812
Tupperware Brands Corp	5,675	273,649
Williams-Sonoma Inc	9,150	240,554
WMS Industries Inc *	5,590	234,445

		4,400,033

Consumer Staples - 2.6%

Central European Distribution Corp *	5,825	203,933
Diamond Foods Inc	3,050	128,222
Flowers Foods Inc	6,505	160,934
The Hain Celestial Group Inc *	10,435	181,047

		674,136

Energy - 4.3%

Acergy SA ADR (Luxemburg)	7,900	145,044
Cal Dive International Inc *	16,500	120,945
Concho Resources Inc *	2,550	128,418
Dril-Quip Inc *	1,315	80,005
Mariner Energy Inc *	16,390	245,358
Patriot Coal Corp *	10,020	205,009
Quicksilver Resources Inc *	13,095	184,247

		1,109,026

Financials - 5.0%

Brookline Bancorp Inc	16,810	178,858
Cohen & Steers Inc	7,450	185,952
CVB Financial Corp	9,800	97,314
IBERIABANK Corp	2,100	126,021
Knight Capital Group Inc ‘A’ *	8,300	126,575
Lazard Ltd ‘A’ (Bermuda)	6,090	217,413
Ocwen Financial Corp *	14,150	156,924
Platinum Underwriters Holdings Ltd (Bermuda)	5,360	198,749

		1,287,806

Health Care - 23.4%

Acorda Therapeutics Inc *	2,150	73,530
AGA Medical Holdings Inc *	5,050	82,063
Alexion Pharmaceuticals Inc *	3,450	187,577
AMERIGROUP Corp *	7,690	255,616
ArthroCare Corp *	4,750	141,170
Auxilium Pharmaceuticals Inc *	8,455	263,458
Bruker Corp *	17,790	260,624
Cyberonics Inc *	6,630	127,031
Gentiva Health Services Inc *	7,880	222,846
Human Genome Sciences Inc *	10,298	311,000
ICON PLC ADR (Ireland) *	5,765	152,196
Insulet Corp *	13,770	207,789
InterMune Inc *	2,500	111,425
Inverness Medical Innovations Inc *	6,755	263,107
LifePoint Hospitals Inc *	6,500	239,070
Masimo Corp	3,525	93,589
Medicis Pharmaceutical Corp ‘A’	11,180	281,289
Medidata Solutions Inc *	15,050	228,760
NuVasive Inc *	4,500	203,400
Optimer Pharmaceuticals Inc *	18,510	227,303
OSI Pharmaceuticals Inc *	3,215	191,453
Owens & Minor Inc	4,505	208,987
PAREXEL International Corp *	14,275	332,750
PharMerica Corp *	12,045	219,460
Savient Pharmaceuticals Inc *	14,945	215,955
Select Medical Holdings Corp *	18,700	157,828
Sirona Dental Systems Inc *	6,750	256,703
Thoratec Corp *	6,370	213,077
United Therapeutics Corp *	1,910	105,680
Wright Medical Group Inc *	9,110	161,885

		5,996,621

Industrials - 17.0%

Actuant Corp ‘A’	11,445	223,750
Aecom Technology Corp *	6,735	191,072
AirTran Holdings Inc *	30,880	156,870
BE Aerospace Inc *	9,345	284,555
CLARCOR Inc	5,390	185,901
Dollar Thrifty Automotive Group Inc *	9,100	292,383
Esterline Technologies Corp *	4,780	236,275
FTI Consulting Inc *	5,210	204,857
Generac Holdings Inc *	5,450	76,355
Genesee & Wyoming Inc ‘A’ *	5,720	195,166
GrafTech International Ltd *	14,350	196,165
ICF International Inc *	7,150	177,606
RBC Bearings Inc *	8,665	276,154
Resources Connection Inc *	10,025	192,179
SYKES Enterprises Inc *	10,800	246,672
Tetra Tech Inc *	6,400	147,456
The Geo Group Inc *	12,030	238,435
Towers Watson & Co ‘A’	4,650	220,875
Waste Connections Inc *	9,140	310,394
Woodward Governor Co	10,030	320,759

		4,373,879

Information Technology - 22.1%

ANSYS Inc *	1,420	61,259
Aruba Networks Inc *	13,150	179,629
Atheros Communications Inc *	6,995	270,776
Brocade Communications Systems Inc *	29,215	166,818
Concur Technologies Inc *	4,750	194,798
Finisar Corp *	18,050	283,566
GSI Commerce Inc *	11,290	312,394
Informatica Corp *	11,750	315,605
LogMeIn Inc *	7,665	158,589
Mellanox Technologies Ltd (Israel) *	10,140	239,000
Monolithic Power Systems Inc *	9,745	217,314
Netlogic Microsystems Inc *	8,380	246,623
NICE Systems Ltd ADR (Israel) *	8,795	279,241
Novellus Systems Inc *	10,650	266,250
OpenTable Inc *	4,840	184,549
Pegasystems Inc	7,630	282,310
QLogic Corp *	12,050	244,615
Silicon Laboratories Inc *	1,650	78,656
Skyworks Solutions Inc *	15,780	246,168
SolarWinds Inc *	12,560	272,050
Solera Holdings Inc	7,315	282,725
Taleo Corp ‘A’ *	9,324	241,585
VanceInfo Technologies Inc ADR (Cayman) *	9,331	207,988

See Notes to Financial Statements	C-6	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
VistaPrint NV (Netherlands) *	4,875	$279,094
Wright Express Corp *	5,865	176,654

		5,688,256

Materials - 2.6%

Gammon Gold Inc (Canada) *	14,100	101,379
Louisiana-Pacific Corp *	21,550	195,028
Rockwood Holdings Inc *	7,150	190,333
Silgan Holdings Inc	2,795	168,343

		655,083

Telecommunication Services - 1.5%

SBA Communications Corp ‘A’ *	3,600	129,852
Syniverse Holdings Inc *	13,335	259,626

		389,478

Utilities - 1.2%

ITC Holdings Corp	5,480	301,400

Total Common Stocks (Cost $18,695,896)		24,875,718

SHORT-TERM INVESTMENT - 2.9%

Money Market Fund - 2.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	746,179	746,179

Total Short-Term Investment (Cost $746,179)		746,179

TOTAL INVESTMENTS - 99.7% (Cost $19,442,075)		25,621,897

OTHER ASSETS & LIABILITIES, NET - 0.3%		69,500

NET ASSETS - 100.0%		$25,691,397

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Health Care	23.4%
Information Technology	22.1%
Consumer Discretionary	17.1%
Industrials	17.0%
Financials	5.0%
Energy	4.3%
Short-Term Investment	2.9%
Consumer Staples	2.6%
Materials	2.6%
Telecommunication Services	1.5%
Utilities	1.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
Common Stocks (1)	$24,875,718	$24,875,718	$—	$—
Short-Term Investment	746,179	746,179	—	—

Total	$25,621,897	$25,621,897	$—	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-7	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 96.7%

Australia - 5.5%

Amcor Ltd +	73,641	$431,561
Australia & New Zealand Banking Group Ltd +	35,500	825,106
Bendigo and Adelaide Bank Ltd +	33,500	307,120
BHP Billiton Ltd +	11,800	473,319
Fairfax Media Ltd +	106,700	176,036
Intoll Group +	210,802	215,974
Lend Lease Group +	22,100	175,463
Macquarie Group Ltd +	13,000	562,205
National Australia Bank Ltd +	35,222	888,688
Qantas Airways Ltd +	101,758	264,692
Telstra Corp Ltd +	159,200	436,516

		4,756,680

Austria - 0.6%

OMV AG +	12,700	476,161

Belgium - 0.2%

KBC Groep NV * +	4,200	202,294

Bermuda - 1.1%

Esprit Holdings Ltd +	73,801	581,635
Noble Group Ltd +	182,000	397,373

		979,008

Canada - 2.9%

Canadian Imperial Bank of Commerce	3,364	245,763
EnCana Corp	12,100	376,469
National Bank of Canada	6,200	377,500
Nexen Inc	24,266	600,408
Penn West Energy Trust	21,636	458,219
Suncor Energy Inc	13,312	432,920

		2,491,279

Denmark - 1.4%

Carlsberg AS ‘B’ +	7,150	599,423
Danske Bank AS * +	22,800	559,446

		1,158,869

Finland - 1.5%

Cargotec OYJ ‘B’ +	6,900	199,379
Nokia OYJ +	71,000	1,106,479

		1,305,858

France - 12.5%

BNP Paribas +	15,448	1,184,043
Bouygues SA +	10,900	546,877
Casino Guichard-Perrachon SA +	3,700	312,706
Cie de Saint-Gobain +	13,500	648,323
Credit Agricole SA +	39,803	695,284
Electricite de France SA +	11,800	643,261
France Telecom SA +	34,600	828,768
Klepierre REIT +	10,400	407,485
Lagardere SCA +	14,500	586,126
Rexel SA * +	29,500	447,968
Sanofi-Aventis SA +	15,201	1,134,432
Societe Generale +	13,627	855,231
Total SA +	17,656	1,024,723
Vallourec SA +	3,674	741,384
Vivendi +	28,630	765,586

		10,822,197

Germany - 9.3%

Allianz SE +	10,410	1,302,892
BASF SE +	7,300	451,855
Bayer AG +	14,500	979,768
Bayerische Motoren Werke AG +	16,200	747,361
Celesio AG +	6,300	201,352
Deutsche Bank AG +	13,100	1,005,607
Deutsche Post AG +	24,020	416,022
Deutsche Telekom AG +	22,000	297,303
E.ON AG +	31,096	1,149,644
Muenchener Rueckversicherungs AG +	4,261	691,209
RWE AG +	3,283	291,244
ThyssenKrupp AG +	15,000	514,353

		8,048,610

Hong Kong - 0.5%

New World Development Ltd +	203,688	397,748

Italy - 3.7%

Banca Popolare di Milano SCARL +	50,600	314,159
Enel SPA +	49,900	278,889
ENI SPA +	36,089	846,515
Telecom Italia SPA +	390,100	560,889
Telecom Italia SPA RNC +	233,000	262,839
UniCredit SPA * +	300,830	887,017

		3,150,308

Japan - 22.2%

Aeon Co Ltd +	47,500	539,804
Air Water Inc +	10,000	114,568
Ajinomoto Co Inc +	26,000	257,784
Astellas Pharma Inc +	4,200	152,137
Canon Inc +	6,300	291,408
Dowa Holdings Co Ltd +	35,000	211,054
East Japan Railway Co +	2,300	160,027
Elpida Memory Inc * +	20,100	396,660
Honda Motor Co Ltd +	5,700	200,917
ITOCHU Corp +	60,000	526,631
Japan Tobacco Inc +	207	770,629
JFE Holdings Inc +	12,400	500,299
KDDI Corp +	95	491,798
Kirin Holdings Co Ltd +	25,000	369,112
Konami Corp +	2,400	46,318
Kyushu Electric Power Co Inc +	20,900	455,275
MEDIPAL HOLDINGS Corp +	26,900	318,929
Mitsubishi Corp +	27,900	732,646
Mitsubishi Materials Corp * +	142,000	409,029
Mitsubishi UFJ Financial Group Inc +	63,900	334,942
Mitsui & Co Ltd +	42,800	720,638
Mitsui Fudosan Co Ltd +	32,000	544,667
Murata Manufacturing Co Ltd +	10,500	597,522
Namco Bandai Holdings Inc +	12,100	118,008
NEC Corp +	88,000	265,061
NGK Spark Plug Co Ltd +	27,000	367,791
Nippon Mining Holdings Inc +	62,500	296,875
Nippon Oil Corp +	28,000	142,601
Nippon Shokubai Co Ltd +	22,000	198,829
Nippon Steel Corp	42,000	164,873
Nippon Telegraph & Telephone Corp +	17,600	740,565
Nissan Motor Co Ltd * +	100,400	862,188
NTT Urban Development Corp +	250	211,662
OJI Paper Co Ltd +	71,000	311,616
ORIX Corp +	6,970	618,867
Sharp Corp +	40,000	500,911
Sony Corp +	21,000	804,644
Sumitomo Mitsui Financial Group Inc +	25,300	838,183

See Notes to Financial Statements	C-8	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
Sumitomo Realty & Development Co Ltd +	21,000	$400,719
The Furukawa Electric Co Ltd +	60,000	312,304
The Kansai Electric Power Co Inc +	16,900	387,404
The Tokyo Electric Power Co Inc +	25,100	669,455
Tokyo Gas Co Ltd +	117,000	516,064
Toppan Printing Co Ltd	35,000	315,970
Toshiba Corp * +	133,000	688,385
West Japan Railway Co +	85	292,860

		19,168,629

Netherlands - 2.2%

Delta Lloyd NV * +	9,000	213,798
ING Groep NV CVA * +	27,149	268,981
Koninklijke DSM NV +	10,900	485,595
Nutreco Holding NV +	3,400	214,146
Randstad Holding NV * +	14,300	679,091

		1,861,611

New Zealand - 0.3%

Telecom Corp of New Zealand Ltd (ASX) +	191,460	292,998

Spain - 3.3%

Banco Bilbao Vizcaya Argentaria SA +	31,400	429,396
Banco Santander SA +	99,927	1,325,440
Telefonica SA +	45,500	1,078,106

		2,832,942

Sweden - 0.6%

Electrolux AB ‘B’	8,900	203,376
Telefonaktiebolaget LM Ericsson ‘B’ +	28,000	293,609

		496,985

Switzerland - 5.0%

Credit Suisse Group AG +	9,079	467,318
Nestle SA +	26,406	1,353,096
Novartis AG +	22,427	1,213,165
Roche Holding AG +	5,400	877,017
Zurich Financial Services AG +	1,660	425,780

		4,336,376

United Kingdom - 23.9%

Arriva PLC +	23,300	259,078
AstraZeneca PLC +	22,222	990,784
Aviva PLC +	53,238	311,008
BAE Systems PLC +	110,500	622,985
Barclays PLC +	171,183	932,122
BHP Billiton PLC +	12,100	413,554
BP Group PLC +	151,498	1,433,950
British Airways PLC *	56,600	208,714
British American Tobacco PLC +	10,000	344,754
BT Group PLC +	229,010	429,875
Charter International PLC +	26,700	304,120
Cookson Group PLC * +	43,200	358,150
Drax Group PLC +	48,000	272,390
DSG International PLC *	397,800	210,979
FirstGroup PLC +	53,500	291,378
GlaxoSmithKline PLC +	57,400	1,101,778
HSBC Holdings PLC (LI) +	91,516	927,413
Inchcape PLC * +	465,300	208,133
Kazakhmys PLC * +	19,700	455,385
Kingfisher PLC +	134,000	436,294
Lloyds Banking Group PLC * +	792,937	752,943
Marks & Spencer Group PLC +	106,800	600,226
Old Mutual PLC * +	280,500	521,109
Premier Foods PLC +	310,100	149,402
Rentokil Initial PLC *	25,600	50,658
Rio Tinto PLC +	22,200	1,312,434
Rolls-Royce Group PLC* +	71,100	643,726
Royal Dutch Shell PLC ‘A’ (XAMS) +	71,035	2,054,231
Thomas Cook Group PLC+	93,500	383,026
TUI Travel PLC +	93,400	427,888
Vodafone Group PLC+	794,071	1,836,618
Wolseley PLC * +	21,600	521,929
Xstrata PLC * +	44,730	846,573

		20,613,607

Total Common Stocks (Cost $79,402,830)		83,392,160

SHORT-TERM INVESTMENT - 3.7%

Money Market Fund - 3.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,208,210	3,208,210

Total Short-Term Investment (Cost $3,208,210)		3,208,210

TOTAL INVESTMENTS - 100.4% (Cost $82,611,040)		86,600,370

OTHER ASSETS & LIABILITIES, NET — (0.4%)		(316,437)

NET ASSETS - 100.0%		$86,283,933

Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Financials	24.8%
Industrials	12.6%
Consumer Discretionary	9.5%
Energy	9.4%
Materials	8.5%
Telecommunication Services	8.4%
Health Care	8.1%
Consumer Staples	5.7%
Utilities	5.4%
Information Technology	4.3%
Short-Term Investment	3.7%

100.4%
Other Assets & Liabilities, Net	(0.4%)

100.0%

See Notes to Financial Statements	C-9	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2010

(b)	As of March 31, 2010, the Fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	23.9%
Japan	22.2%
France	12.5%
Germany	9.3%
Australia	5.5%
Switzerland	5.0%
Italy	3.7%
United States	3.7%
Spain	3.3%
Canada	2.9%
Netherlands	2.2%
Finland	1.5%
Denmark	1.4%
Bermuda	1.1%
Austria	0.6%
Sweden	0.6%
Hong Kong	0.5%
New Zealand	0.3%
Belgium	0.2%

100.4%
Other Assets & Liabilities, Net	(0.4%)

100.0%

(c)	Securities with a total aggregate value of $79,746,311 or 92.4% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Open futures contracts outstanding as of March 31, 2010 were as follows:

			Net
	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Dow Jones EURO STOXX 50 (06/10)	14	EUR 394,240	$6,616

(e)	As of March 31, 2010, $211,802 in cash was segregated with the broker(s)/ custodian for open futures contracts.

(f)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks
	Australia	$4,756,680	$—	$4,756,680	$—
	Austria	476,161	—	476,161	—
	Belgium	202,294	—	202,294	—
	Bermuda	979,008	—	979,008	—
	Canada	2,491,279	2,491,279	—	—
	Denmark	1,158,869	—	1,158,869	—
	Finland	1,305,858	—	1,305,858	—
	France	10,822,197	—	10,822,197	—
	Germany	8,048,610	—	8,048,610	—
	Hong Kong	397,748	—	397,748	—
	Italy	3,150,308	—	3,150,308	—
	Japan	19,168,629	480,843	18,687,786	—
	Netherlands	1,861,611	—	1,861,611	—
	New Zealand	292,998	—	292,998	—
	Spain	2,832,942	—	2,832,942	—
	Sweden	496,985	203,376	293,609	—
	Switzerland	4,336,376	—	4,336,376	—
	United Kingdom	20,613,607	470,351	20,143,256	—

		83,392,160	3,645,849	79,746,311	—
	Short-Term Investment	3,208,210	3,208,210	—	—
	Investments on Other Financial Instruments (1)	6,616	6,616	—	—

	Total	$86,606,986	$6,860,675	$79,746,311	$—

(1)	Investments in other financial instruments may include open futures contracts, swap contracts, options, and forward foreign currency contracts.

See Notes to Financial Statements	C-10	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 97.4%

Consumer Discretionary - 15.8%

DISH Network Corp ‘A’	152,180	$3,168,388
McDonald’s Corp	48,060	3,206,563
News Corp ‘A’	245,700	3,540,537
Scripps Networks Interactive Inc ‘A’	37,780	1,675,543
SES SA FDR (Luxembourg) +	97,940	2,471,976
Target Corp	36,990	1,945,674
The Home Depot Inc	101,660	3,288,701
Time Warner Cable Inc	45,555	2,428,537
Time Warner Inc	127,593	3,989,833

		25,715,752

Consumer Staples - 12.8%

Altria Group Inc	67,410	1,383,253
CVS Caremark Corp	50,430	1,843,721
Kimberly-Clark Corp	68,300	4,294,704
Lorillard Inc	22,760	1,712,462
Philip Morris International Inc	86,750	4,524,880
The Procter & Gamble Co	26,070	1,649,449
Unilever PLC ADR (United Kingdom)	72,660	2,127,485
Wal-Mart Stores Inc	57,910	3,219,796

		20,755,750

Energy - 14.0%

Devon Energy Corp	21,900	1,411,017
El Paso Corp	356,770	3,867,387
Exxon Mobil Corp	54,770	3,668,495
Halliburton Co	85,510	2,576,416
Royal Dutch Shell PLC ADR (United Kingdom)	33,380	1,931,367
Suncor Energy Inc (Canada)	77,770	2,530,636
Total SA ADR (France)	86,440	5,015,249
Transocean Ltd (Switzerland) *	19,778	1,708,424

		22,708,991

Financials - 24.0%

American Express Co	61,640	2,543,266
Bank of America Corp	324,670	5,795,359
Capital One Financial Corp	29,417	1,218,158
JPMorgan Chase & Co	140,180	6,273,055
Loews Corp	88,840	3,311,955
Marsh & McLennan Cos Inc	95,461	2,331,158
Morgan Stanley	54,260	1,589,275
State Street Corp	36,590	1,651,673
The Bank of New York Mellon Corp	47,962	1,481,066
The Chubb Corp	38,650	2,004,002
The Progressive Corp	82,839	1,581,397
The Travelers Cos Inc	52,420	2,827,535
Wells Fargo & Co	201,750	6,278,460

		38,886,359

Health Care - 10.1%

Abbott Laboratories	39,340	2,072,431
Johnson & Johnson	50,290	3,278,908
Merck & Co Inc	49,330	1,842,476
Novartis AG ADR (Switzerland)	51,070	2,762,887
Pfizer Inc	86,230	1,478,845
Roche Holding AG (Switzerland) +	9,530	1,547,772
UnitedHealth Group Inc *	49,840	1,628,273
WellPoint Inc *	28,430	1,830,323

		16,441,915

Industrials - 6.5%

General Electric Co	200,880	3,656,016
Raytheon Co	58,330	3,331,810
United Technologies Corp	48,990	3,606,154

		10,593,980

Information Technology - 5.7%

Hewlett-Packard Co	49,830	2,648,464
International Business Machines Corp	27,160	3,483,270
Microsoft Corp	104,600	3,061,642

		9,193,376

Materials - 1.8%

Air Products & Chemicals Inc	39,890	2,949,865

Telecommunication Services - 4.6%

AT&T Inc	84,257	2,177,201
CenturyTel Inc	81,380	2,885,735
Verizon Communications Inc	77,880	2,415,838

		7,478,774

Utilities - 2.1%

Sempra Energy	67,360	3,361,264

Total Common Stocks (Cost $139,100,902)		158,086,026

SHORT-TERM INVESTMENT - 2.4%

Money Market Fund - 2.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	3,833,092	3,833,092

Total Short-Term Investment (Cost $3,833,092)		3,833,092

TOTAL INVESTMENTS - 99.8% (Cost $142,933,994)		161,919,118

OTHER ASSETS & LIABILITIES, NET - 0.2%		392,591

NET ASSETS - 100.0%		$162,311,709

See Notes to Financial Statements	C-11	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Financials	24.0%
Consumer Discretionary	15.8%
Energy	14.0%
Consumer Staples	12.8%
Health Care	10.1%
Industrials	6.5%
Information Technology	5.7%
Telecommunication Services	4.6%
Short-Term Investment	2.4%
Utilities	2.1%
Materials	1.8%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Securities with a total aggregate value of $4,019,748 or 2.5% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(c)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks
	Consumer Discretionary	$25,715,752	$23,243,776	$2,471,976	$—
	Consumer Staples	20,755,750	20,755,750	—	—
	Energy	22,708,991	22,708,991	—	—
	Financials	38,886,359	38,886,359	—	—
	Health Care	16,441,915	14,894,143	1,547,772	—
	Industrials	10,593,980	10,593,980	—	—
	Information Technology	9,193,376	9,193,376	—	—
	Materials	2,949,865	2,949,865	—	—
	Telecommunication Services	7,478,774	7,478,774	—	—
	Utilities	3,361,264	3,361,264	—	—

		158,086,026	154,066,278	4,019,748	—
	Short-Term Investment	3,833,092	3,833,092	—	—

	Total	$161,919,118	$157,899,370	$4,019,748	$—

See Notes to Financial Statements	C-12	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments
March 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 39.0%

Consumer Discretionary - 1.7%

Cox Communications Inc
7.125% due 10/01/12	$325,000	$363,449
Reed Elsevier Capital Inc
4.625% due 06/15/12	500,000	526,858
Time Warner Cable Inc
5.400% due 07/02/12	381,000	409,221

		1,299,528

Consumer Staples - 2.3%

Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12	250,000	256,866
7.200% due 01/15/14 ~	175,000	200,653
General Mills Inc
6.000% due 02/15/12	200,000	217,704
Kellogg Co
5.125% due 12/03/12	300,000	325,107
Kraft Foods Inc
6.000% due 02/11/13	75,000	82,371
6.250% due 06/01/12	250,000	273,733
The Kroger Co
6.750% due 04/15/12	100,000	109,311
Wal-Mart Stores Inc
3.200% due 05/15/14	250,000	256,576

		1,722,321

Energy - 1.5%

Enterprise Products Operating LLC
4.600% due 08/01/12	150,000	158,313
6.375% due 02/01/13	100,000	109,309
7.625% due 02/15/12	100,000	110,169
Williams Partners LP
3.800% due 02/15/15 ~	325,000	324,745
XTO Energy Inc
5.900% due 08/01/12	100,000	109,877
7.500% due 04/15/12	300,000	336,263

		1,148,676

Financials - 24.4%

African Development Bank (Multi-National)
1.750% due 10/01/12	600,000	603,222
Bank of America Corp
0.471% due 06/22/12 §	1,200,000	1,205,822
2.100% due 04/30/12	1,000,000	1,018,930
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan)
2.600% due 01/22/13 ~	125,000	125,983
BB&T Corp
3.850% due 07/27/12	250,000	260,681
Citigroup Funding Inc
2.125% due 07/12/12	1,000,000	1,018,495
Citigroup Inc
2.125% due 04/30/12	2,300,000	2,343,288
Commonwealth Bank of Australia (Australia)
2.500% due 12/10/12 ~	100,000	101,840
Danske Bank A/S (Denmark)
1.102% due 08/23/10 §	200,000	200,065
Dexia Credit Local (France)
2.375% due 09/23/11 ~	600,000	612,979
General Electric Capital Corp
2.000% due 09/28/12	800,000	811,380
General Motors Acceptance Corp
1.750% due 10/30/12	1,600,000	1,610,264
2.200% due 12/19/12	500,000	507,724
HSBC Finance Corp
0.460% due 08/09/11 §	100,000	99,422
0.519% due 04/24/12 §	250,000	247,998
Kreditanstalt fuer Wiederaufbau (Germany)
1.875% due 01/14/13	500,000	502,125
3.750% due 06/27/11	800,000	829,514
Lloyds TSB Bank PLC (United Kingdom)
4.375% due 01/12/15 ~	150,000	148,012
Metropolitan Life Global Funding I
2.500% due 01/11/13 ~	525,000	525,763
Morgan Stanley
6.000% due 05/13/14	200,000	216,224
PNC Funding Corp
1.875% due 06/22/11	600,000	607,161
Prudential Financial Inc
2.750% due 01/14/13	325,000	325,611
Rabobank Nederland NV (Netherlands)
4.200% due 05/13/14 ~	150,000	157,862
Reinsurance Group of America Inc
6.750% due 12/15/11	175,000	187,707
Simon Property Group LP
4.200% due 02/01/15	275,000	275,996
Sovereign Bank
5.125% due 03/15/13	350,000	358,989
Sun Life Financial Global Funding LP
0.501% due 10/06/13 § ~	375,000	363,177
Suncorp-Metway Ltd (Australia)
1.501% due 04/15/11 § ~	900,000	910,946
The Bear Stearns Cos Inc LLC
6.950% due 08/10/12	500,000	554,223
US Central Federal Credit Union
1.250% due 10/19/11	500,000	503,186
1.900% due 10/19/12	300,000	302,951
Wachovia Corp
5.500% due 05/01/13	475,000	513,348
Waddell & Reed Financial Inc
5.600% due 01/15/11	150,000	154,714
WEA Finance LLC
5.400% due 10/01/12 ~	75,000	79,560
Western Corporate Federal Credit Union
1.750% due 11/02/12	200,000	200,702

		18,485,864

Health Care - 1.8%

Express Scripts Inc
5.250% due 06/15/12	225,000	240,032
Merck & Co Inc
1.875% due 06/30/11	125,000	126,228
Novartis Capital Corp
1.900% due 04/24/13	400,000	400,034
Roche Holdings Inc
5.000% due 03/01/14 ~	225,000	243,245
St Jude Medical Inc
2.200% due 09/15/13	350,000	348,882

		1,358,421

Industrials - 0.1%

CSX Corp
6.750% due 03/15/11	100,000	105,227

Information Technology - 1.0%

Fiserv Inc
6.125% due 11/20/12	350,000	381,157
Hewlett-Packard Co
2.250% due 05/27/11	350,000	355,484

		736,641

See Notes to Financial Statements	C-13	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
Telecommunication Services - 4.6%

BellSouth Corp
4.950% due 04/26/10 ~	$700,000	$701,588
Rogers Communications Inc (Canada)
5.500% due 03/15/14	50,000	53,809
6.250% due 06/15/13	50,000	55,138
6.375% due 03/01/14	125,000	138,832
7.875% due 05/01/12	150,000	167,193
Telecom Italia Capital SA (Luxembourg)
5.250% due 11/15/13	375,000	393,068
Telefonica Emisiones Sau (Spain)
5.855% due 02/04/13	450,000	489,577
Verizon Wireless Capital LLC
3.750% due 05/20/11	775,000	799,371
7.375% due 11/15/13	100,000	115,754
Vodafone Group PLC (United Kingdom)
5.350% due 02/27/12	550,000	586,684

		3,501,014

Utilities - 1.6%

CenterPoint Energy Resources Corp
7.875% due 04/01/13	75,000	85,930
Duke Energy Corp
6.300% due 02/01/14	225,000	250,846
Enel Finance International SA (Luxembourg)
5.700% due 01/15/13 ~ Δ	250,000	270,385
FirstEnergy Corp
6.450% due 11/15/11	5,000	5,305
MidAmerican Energy Holdings Co
5.000% due 02/15/14	250,000	265,390
Progress Energy Inc
6.050% due 03/15/14	150,000	165,202
Southern Co
0.649% due 10/21/11 §	125,000	125,750

		1,168,808

Total Corporate Bonds & Notes (Cost $29,105,505)		29,526,500

MORTGAGE-BACKED SECURITIES - 16.1%

Collateralized Mortgage Obligations - Residential - 4.6%

Citimortgage Alternative Loan Trust
6.000% due 12/25/36 “	568,941	408,942
Fannie Mae
1.086% due 04/25/48 “ §	347,067	348,084
5.000% due 08/25/19 “	1,118,752	1,188,462
Freddie Mac
0.580% due 11/15/36 “ §	452,599	451,660
4.500% due 07/15/22 “	824,069	861,486
Structured Adjustable Rate Mortgage Loan Trust
2.950% due 11/25/34 “ §	329,141	268,595

		3,527,229

Fannie Mae - 6.6%

2.815% due 09/01/34 “ §	1,205,785	1,245,055
4.500% due 06/01/13 - 06/01/23 “	752,636	782,098
5.000% due 01/01/20 - 10/01/39 “	307,373	317,733
6.000% due 10/01/21 - 02/01/38 “	2,433,762	2,624,644

		4,969,530

Freddie Mac - 4.9%

5.000% due 11/01/16 - 10/01/39 ”	3,298,468	3,498,957
5.500% due 01/01/20 - 07/01/20 ”	171,612	184,960

		3,683,917

Total Mortgage-Backed Securities (Cost $12,192,128)		12,180,676

ASSET-BACKED SECURITIES - 4.5%

Bank of America Auto Trust
1.670% due 12/16/13 “ ~ Δ	500,000	503,917
Chase Issuance Trust
4.960% due 09/17/12 “	1,000,000	1,020,510
College Loan Corp Trust
0.409% due 04/25/21 “ §	1,000,000	997,015
Ford Credit Auto Owner Trust
1.510% due 01/15/14 “	600,000	602,764
SLM Student Loan Trust
0.649% due 10/27/14 “ §	288,614	289,001

Total Asset-Backed Securities (Cost $3,374,598)		3,413,207

U.S. GOVERNMENT AGENCY ISSUES - 8.6%

Fannie Mae
2.050% due 04/01/11	1,000,000	1,000,000
4.680% due 06/15/11	1,800,000	1,884,602
Federal Home Loan Bank
3.125% due 06/10/11 ‡	2,500,000	2,564,755
3.750% due 09/09/11	1,000,000	1,042,072

Total U.S. Government Agency Issues (Cost $6,335,263)		6,491,429

U.S. TREASURY OBLIGATIONS - 15.6%

U.S. Treasury Inflation Protected Securities - 5.1%

0.875% due 04/15/10 ^	3,888,478	3,889,998

U.S. Treasury Notes - 10.2%

0.875% due 01/31/12	1,500,000	1,498,770
1.000% due 03/31/12	4,600,000	4,599,278
1.375% due 03/15/13	1,400,000	1,392,122
2.500% due 03/31/15	200,000	199,485

		7,689,655

U.S. Treasury Bonds - 0.3%

4.375% due 11/15/39	100,000	94,594
4.625% due 02/15/40	100,000	98,594

		193,188

Total U.S. Treasury Obligations (Cost $11,770,582)		11,772,841

FOREIGN GOVERNMENT BONDS & NOTES - 0.9%

Kommunalbanken A/S (Norway)
2.000% due 01/14/13	700,000	706,222

Total Foreign Government Bonds & Notes (Cost $704,643)		706,222

See Notes to Financial Statements	C-14	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
SHORT-TERM INVESTMENT - 13.4%

Money Market Fund - 13.4%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	10,168,022	$10,168,022

Total Short-Term Investment (Cost $10,168,022)		10,168,022

TOTAL INVESTMENTS - 98.1% (Cost $73,650,741)		74,258,897

OTHER ASSETS & LIABILITIES, NET - 1.9%		1,414,759

NET ASSETS - 100.0%		$75,673,656

Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	39.0%
Mortgage-Backed Securities	16.1%
U.S. Treasury Obligations	15.6%
Short-Term Investment	13.4%
U.S. Government Agency Issues	8.6%
Asset-Backed Securities	4.5%
Foreign Government Bonds & Notes	0.9%

98.1%
Other Assets & Liabilities, Net	1.9%

100.0%

(b)	As of March 31, 2010, the Fund’s Standard & Poor’s quality ratings on its investments, as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	73.8%
AA	4.8%
A	10.4%
BBB	10.4%
Not Rated	0.6%

100.0%

(c)	Open futures contracts outstanding as of March 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
	Contracts	Amount	(Depreciation)

Long Futures Outstanding
Eurodollar (06/10)	14	$14,000,000	$23,490
Eurodollar (09/10)	4	4,000,000	540
Eurodollar (12/10)	4	4,000,000	390
U.S. Treasury 2-Year Notes (06/10)	14	2,800,000	741
U.S. Treasury 2-Year Notes (06/10)	112	22,400,000	(17,852)
U.S. Treasury 10-Year Notes (06/10)	1	100,000	22

Short Futures Outstanding
Eurodollar (03/11)	3	3,000,000	(270)
Eurodollar (06/11)	3	3,000,000	(270)
Eurodollar (09/11)	4	4,000,000	(360)
Eurodollar (12/11)	4	4,000,000	(310)
U.S. Treasury 5-Year Notes (06/10)	10	1,000,000	7,751
U.S. Treasury 30-Year Bonds (06/10)	5	500,000	3,927
U.S. Treasury 30-Year Bonds (06/10)	3	300,000	(865)

			$16,934

(d)	As of March 31, 2010, securities with a total aggregate value of $338,548 were fully or partially segregated with the broker(s)/ custodian as collateral for open futures contracts.

(e)	1.0% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(f)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Corporate Bonds & Notes	$29,526,500	$—	$29,526,500	$—
	Mortgage-Backed Securities	12,180,676	—	12,180,676	—
	Asset-Backed Securities	3,413,207	—	3,413,207	—
	U.S. Government Agency Issues	6,491,429	—	6,491,429	—
	U.S. Treasury Obligations	11,772,841	—	11,772,841	—
	Foreign Government Notes	706,222	—	706,222	—
	Short-Term Investment	10,168,022	10,168,022	—	—
	Investments in Other Financial Instruments (1)	36,861	36,861	—	—

		74,295,758	10,204,883	64,090,875	—

Liabilities
	Investments in Other Financial Instruments (1)	(19,927)	(19,927)	—	—

	Total	$74,275,831	$10,184,956	$64,090,875	$—

(1)	Investments in other financial instruments may include open futures contracts, swap contracts, options, and forward foreign currency contracts.

See Notes to Financial Statements	C-15	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments
March 31, 2010

	Principal
	Amount	Value
SENIOR LOAN NOTES - 89.4%

Consumer Discretionary - 33.0%

Asurion Corp (1st Lien)
3.232% due 07/03/14 §	$497,500	$493,326
Burlington Coat Factory Warehouse Corp
2.500% due 05/28/13 §	496,124	476,244
Catalina Marketing Corp (Initial Term Loan)
2.990% due 10/01/14 §	978,284	953,827
Cengage Learning Acquisitions Inc
2.790% due 07/03/14 §	992,366	877,882
Cumulus Media Inc
(Replacement Term Loan)
4.240% due 06/11/14 §	1,054,428	952,280
Dana Holding Corp (Advance)
4.502% due 01/30/15 §	460,321	453,775
Dollar General Corp Tranche B-1
2.998% due 07/07/14 §	426,848	423,211
DSW Holdings Inc
4.240% due 03/02/12 §	500,000	472,917
Entercom Radio LLC Term A
2.247% due 06/29/12 §	112,878	107,704
Federal-Mogul Corp
Tranche B
2.169% due 12/29/14 §	658,792	610,915
Tranche C
2.176% due 12/28/15 §	336,119	311,691
Ford Motor Co Tranche B-1
3.258% due 12/15/13 §	992,318	962,375
Guitar Center Inc
3.749% due 10/09/14 §	971,601	910,273
Harland Clarke Holding Corp Tranche B
2.782% due 06/30/14 §	989,822	907,419
Las Vegas Sands LLC
(Delayed Draw I Term Loan)
2.050% due 05/23/14 §	166,808	153,070
Tranche B
2.050% due 05/23/14 §	825,552	757,559
Metro-Goldwyn-Mayer Inc Tranche B
20.500% due 04/09/12 § Ω	1,494,825	722,950
MGM Mirage
‘A2’
due 02/21/14 § ∞	291,555	241,262
‘C’
due 02/21/14 § ∞	108,445	96,529
‘D’
6.000% due 10/03/11 §	500,000	488,068
Michaels Stores Inc
Term B-1
2.537% due 10/31/13 §	201,022	191,724
Term B-2
4.787% due 07/31/16 §	743,297	725,800
Nielsen Finance LLC
‘A’ (Dollar Term Loan)
2.229% due 08/09/13 §	634,412	609,628
‘B’ (Dollar Term Loan)
3.979% due 05/01/16 §	815,150	802,580
Sabre Inc (Initial Term Loan)
2.248% due 09/30/14 §	1,981,786	1,851,176
The Weather Channel Holding Corp
(Replacement Term Loan)
5.000% due 09/14/15 §	246,074	249,247
Univision Communications Inc
(Initial Term Loan)
2.540% due 09/29/14 §	500,000	447,105
VML U.S. Finance LLC Term B
(Delayed Draw Project Loan)
4.800% due 05/25/12 §	152,661	148,501
(Funded Project Loan)
4.800% due 05/27/13 §	681,252	662,687
WideOpenWest Finance LLC Series A
(New Term Loan)
6.759% due 06/30/14 §	500,000	503,438

		17,565,163

Consumer Staples - 1.4%

KIK Custom Products Inc
(1st Lien)
2.500% due 06/02/14 §	425,738	364,538
(2nd Lien)
5.249% due 12/01/14 §	500,000	297,750
(Canadian Term Loan 1st Lien)
2.500% due 06/02/14 §	72,984	62,492

		724,780

Energy - 5.3%

ATP Oil & Gas Corp
Tranche B-1
11.250% due 07/15/14 §	231,446	234,810
Tranche B-2
12.250% due 01/15/11 §	32,759	33,235
Big West Oil LLC
due 01/30/15 § ∞	500,000	507,915
Calumet Lubricants Co LP
4.250% due 01/03/15 §	584,675	544,116
Calumet Lubricants Co LP
(Credit-Linked Letter of Credit)
4.104% due 01/03/15 §	78,952	73,475
Coffeyville Resources LLC
due 12/30/13 § ∞	473,866	481,230
Tranche D
8.500% due 12/30/13 §	6,668	6,771
Venoco Inc (2nd Lien)
4.250% due 05/07/14 §	988,971	941,382

		2,822,934

Financials - 6.8%

American General Finance Corp
(Revolver Credit Facility)
due 07/14/10 § ∞	750,000	737,111
First Data Corp Tranche B-1 (Initial Term Loan)
3.000% due 09/24/14 §	782,154	694,021
HUB International Ltd
(Delayed Draw Term Loan)
2.790% due 06/13/14 §	179,595	168,203
(Initial Term Loan)
2.790% due 06/13/14 §	798,992	748,308
Nuveen Investments Inc
(1st Lien)
3.291% due 11/13/14 §	500,000	460,000
Spirit Finance Corp
3.249% due 08/01/13 §	1,000,000	790,000

		3,597,643

Health Care - 6.9%

Aveta Inc
(Acquisition Term Loan)
5.500% due 08/22/11 §	315,518	310,785
(New Term Loan)
5.500% due 08/22/11 §	57,194	56,336
(Original Term Loan)
5.500% due 08/22/11 §	488,063	480,742

See Notes to Financial Statements	C-16	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
CHS/Community Health Systems Inc
(Delayed Draw Term Loan)
2.502% due 07/25/14 §	$24,270	$23,701
(Funded Term Loan)
2.502% due 07/25/14 §	473,935	462,156
HCA Inc Tranche B-1
2.540% due 11/18/13 §	581,925	568,273
IMS Health Inc Tranche B
(Dollar Term Loan)
5.250% due 02/26/16 §	500,000	504,438
MultiPlan Inc
(Incremental Term D Loan)
6.000% due 04/12/13 §	500,000	501,665
Term A
5.500% due 10/30/14 §	330,508	331,664
Term B-1
5.750% due 04/30/15 §	152,119	152,691
Term B-2
5.750% due 04/30/15 §	253,305	254,259

		3,646,710

Industrials - 4.9%

AWAS Capital Inc (1st Lien)
2.063% due 03/24/13 §	412,089	388,738
Brand Energy & Infrastructure Services Inc
(2nd Lien)
6.275% due 02/07/15 §	500,000	451,250
Delta Air Lines Inc
8.750% due 09/27/13 §	497,500	505,895
(2nd Lien)
due 04/30/14 § ∞	498,718	458,643
Hawker Beechcraft Acquisition Co LLC
due 03/26/14 § ∞	470,786	397,332
(LC Facility Deposit)
due 03/26/14 § ∞	28,001	23,632
US Airways Group Inc
2.745% due 03/21/14 §	493,151	406,233

		2,631,723

Information Technology - 8.6%

Brocade Communication Systems Inc
Term Loan (Borrowing)
7.000% due 10/07/13 §	208,504	210,719
CCS Inc
3.248% due 11/14/14 §	1,493,642	1,303,703
CDW Corp
4.230% due 10/10/14 §	994,761	874,768
Kronos Inc
(2nd Lien)
6.040% due 06/11/15 §	500,000	472,503
RedPrairie Corp
6.250% due 03/24/16 §	500,000	500,628
SunGard Data Systems Inc Tranche B
3.873% due 02/28/16 §	737,096	733,013
Vertafore Inc Term B-2
(Original Term Loan)
5.500% due 07/31/14 §	493,856	480,685

		4,576,019

Materials - 8.6%

Consolidated Container Co LLC (2nd Lien)
5.750% due 09/28/14 §	500,000	445,000
Lyondell Chemical Co
(Dutch Revolving Credit Loan)
due 12/20/13 § Ω ∞	6,820	5,349
3.748% due 12/20/13 § Ω	2,770	2,172
(Primary Revolving Credit Loan)
due 12/20/13 § Ω ∞	25,575	20,058
3.748% due 12/20/13 § Ω	10,387	8,146
(Roll-Up Loan)
due 06/03/10 § ∞	658,917	702,570
5.799% due 06/03/10 §	249,740	266,285
Tranche A
(Dollar Term Loan)
due 12/20/13 § Ω ∞	48,727	38,217
3.748% due 12/20/13 § Ω	19,789	15,521
(Dutch Dollar Term Loan)
due 12/20/13 § Ω ∞	15,011	11,773
3.729% due 12/20/13 § Ω	6,096	4,781
Tranche B-1
(Dollar Term Loan)
due 12/22/14 § Ω ∞	84,960	66,634
7.000% due 12/22/14 § Ω	34,505	27,062
(German Euro Term Loan)
due 12/22/14 § Ω ∞	19,579	15,356
3.998% due 12/22/14 § Ω	7,952	6,237
Tranche B-2
(Dollar Term Loan)
due 12/22/14 § Ω ∞	84,960	66,634
7.000% due 12/22/14 § Ω	34,505	27,062
(German Euro Term Loan)
due 12/22/14 § Ω ∞	19,579	15,356
3.998% due 12/22/14 § Ω	7,952	6,237
Tranche B-3
(Dollar Term Loan)
due 12/22/14 § Ω ∞	84,960	66,634
7.000% due 12/22/14 § Ω	34,505	27,062
(German Euro Term Loan)
due 12/22/14 § Ω ∞	19,579	15,356
3.998% due 12/22/14 § Ω	7,952	6,237
Nalco Co
6.500% due 05/13/16 §	496,250	502,143
Smurfit-Stone Container Enterprises Inc
due 02/22/16 § ∞	500,000	501,875
Solutia Inc
4.750% due 03/17/17 §	250,000	252,794
Texas Petrochemical LP Term B
2.813% due 06/27/13 §	162,058	153,144
(Incremental Term Loan)
2.813% due 06/27/13 §	825,322	779,929
W.R. Grace & Co
(5 Year Revolver)
5.250% due 04/01/10 §	142,857	249,286
(Revolving Credit Loan)
5.250% due 04/01/10 §	142,857	249,286

		4,554,196

Telecommunication Services - 9.2%

Avaya Inc Term B-1
3.002% due 10/24/14 §	994,871	889,171
Digicel International Finance Limited
Tranche A
2.813% due 03/30/12 §	733,362	722,361
Digicel International Finance Limited
Tranche A-T&T
2.813% due 09/30/12 §	400,012	394,012
Integra Telecom Holdings Inc
(1st Lien)
10.750% due 08/31/13 §	498,721	501,215
Level 3 Financing Inc Tranche A
2.501% due 03/13/14 §	1,000,000	932,030
MetroPCS Wireless Inc Tranche B
2.500% due 11/03/13 §	982,188	962,594
U.S. Telepacific Corp (Advance)
9.250% due 08/17/15 §	500,000	504,063

		4,905,446

See Notes to Financial Statements	C-17	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
Utilities - 4.7%

Calpine Corp (1st Priority)
3.135% due 03/29/14 §	$161,372	$156,740
Coleto Creek Power LP (2nd Lien)
4.248% due 06/28/13 §	962,500	792,455
Dynegy Holdings Inc
(Facility Term Loan)
4.000% due 04/02/13 §	462,572	456,790
(Tranche B)
4.000% due 04/02/13 §	37,142	36,677
Texas Competitive Electric Holdings Co LLC
Tranche B2 (Initial Term Loan)
3.730% due 10/10/14 §	1,277,078	1,052,210

		2,494,872

Total Senior Loan Notes (Cost $46,238,887)		47,519,486

	Shares
SHORT-TERM INVESTMENT - 14.9%

Money Market Fund - 14.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	7,897,717	7,897,717

Total Short-Term Investment (Cost $7,897,717)		7,897,717

TOTAL INVESTMENTS - 104.3% (Cost $54,136,604)		55,417,203

OTHER ASSETS & LIABILITIES, NET - (4.3%)		(2,295,343)

NET ASSETS - 100.0%		$53,121,860

Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	33.0%
Short-Term Investment	14.9%
Telecommunication Services	9.2%
Information Technology	8.6%
Materials	8.6%
Health Care	6.9%
Financials	6.8%
Energy	5.3%
Industrials	4.9%
Utilities	4.7%
Consumer Staples	1.4%

104.3%
Other Assets & Liabilities, Net	(4.3%)

100.0%

(b)	As of March 31, 2010, the Fund’s Standard & Poor’s quality ratings on its investments, as a percentage of total fixed income investments were as follows:

BBB	0.4%
BB	18.9%
B	54.7%
CCC	9.2%
C	1.0%
Not Rated	15.8%

100.0%

(c)	Senior Loans with a total aggregate value of $1,174,834 or 2.2% of the net assets were in default as of March 31, 2010.

(d)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Senior Loan Notes	$47,519,486	$—	$47,519,486	$—
	Short-Term Investment	7,897,717	7,897,717	—	—

	Total	$55,417,203	$7,897,717	$47,519,486	$—

See Notes to Financial Statements	C-18	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments
March 31, 2010

	Shares	Value
PREFERRED STOCKS - 1.6%

Energy - 1.6%

Petroleo Brasileiro SA ADR (Brazil)	35,351	$1,399,546

Total Preferred Stocks (Cost $1,333,124)		1,399,546

COMMON STOCKS - 92.6%

Consumer Discretionary - 5.6%

CBS Corp ‘B’	58,775	819,323
Crown Ltd (Australia) +	93,757	702,926
Kohl’s Corp *	8,080	442,622
Lamar Advertising Co ‘A’ *	10,580	363,423
Limited Brands Inc	27,270	671,387
McDonald’s Corp	8,647	576,928
The Home Depot Inc	42,260	1,367,111

		4,943,720

Consumer Staples - 12.0%

Altria Group Inc	18,150	372,438
Anheuser-Busch InBev NV (Belgium) +	79,325	3,989,883
Anheuser-Busch InBev NV Strip VVPR (Belgium) *	110,992	1,049
Colgate-Palmolive Co	12,955	1,104,543
CVS Caremark Corp	20,258	740,632
Diageo PLC (United Kingdom) +	42,595	716,143
Philip Morris International Inc	6,805	354,949
Reckitt Benckiser Group PLC (United Kingdom) +	11,174	613,943
Tesco PLC (United Kingdom) +	249,648	1,650,562
The Coca-Cola Co	4,865	267,575
Walgreen Co	24,515	909,261

		10,720,978

Energy - 6.7%

Apache Corp	8,950	908,425
EOG Resources Inc	23,445	2,178,978
Occidental Petroleum Corp	34,190	2,890,423

		5,977,826

Financials - 7.7%

ACE Ltd (Switzerland)	15,905	831,832
Bank of America Corp	48,149	859,460
Berkshire Hathaway Inc ‘B’ *	5,020	407,975
ICICI Bank Ltd ADR (India)	14,965	639,006
JPMorgan Chase & Co	27,513	1,231,207
Morgan Stanley	11,975	350,748
Prudential PLC (United Kingdom) +	42,590	352,332
T. Rowe Price Group Inc	18,870	1,036,529
The Goldman Sachs Group Inc	6,955	1,186,732

		6,895,821

Health Care - 12.1%

Abbott Laboratories	10,855	571,841
Baxter International Inc	16,365	952,443
Bristol-Myers Squibb Co	34,605	923,953
Celgene Corp *	47,185	2,923,583
Covidien PLC (Ireland)	47,540	2,390,311
Genzyme Corp *	6,020	312,017
Gilead Sciences Inc *	29,760	1,353,485
Roche Holding AG (Switzerland) +	4,901	795,974
St. Jude Medical Inc *	14,713	603,969

		10,827,576

Industrials - 10.5%

C.H. Robinson Worldwide Inc	12,455	695,612
Canadian National Railway Co (Canada)	21,916	1,327,890
Danaher Corp	16,590	1,325,707
Emerson Electric Co	18,695	941,106
Expeditors International of Washington Inc	16,455	607,519
Illinois Tool Works Inc	8,240	390,246
Masco Corp	28,450	441,544
Precision Castparts Corp	9,415	1,192,975
Tyco International Ltd (Switzerland)	33,810	1,293,233
United Parcel Service Inc ‘B’	9,580	617,048
United Technologies Corp	7,125	524,471

		9,357,351

Information Technology - 29.4%

Amphenol Corp ‘A’	18,245	769,756
Apple Inc *	18,299	4,298,984
Cisco Systems Inc *	149,830	3,900,075
Corning Inc	28,480	575,581
eBay Inc *	50,820	1,369,599
Google Inc ‘A’ *	2,810	1,593,298
International Business Machines Corp	23,665	3,035,036
KLA-Tencor Corp	27,778	858,896
Marvell Technology Group Ltd (Bermuda) *	81,360	1,658,117
Microsoft Corp	34,155	999,717
Motorola Inc *	47,050	330,291
Oracle Corp	98,240	2,523,786
QUALCOMM Inc	30,475	1,279,645
Research In Motion Ltd (Canada) *	8,740	646,323
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan) +	376,453	729,469
Texas Instruments Inc	15,569	380,973
Yahoo! Inc *	79,370	1,311,986

		26,261,532

Materials - 5.0%

Agnico-Eagle Mines Ltd (Canada)	5,370	298,948
Newmont Mining Corp	10,155	517,194
Nucor Corp	16,920	767,830
Potash Corp of Saskatchewan Inc (Canada)	8,155	973,299
Praxair Inc	12,915	1,071,945
Weyerhaeuser Co	17,205	778,870

		4,408,086

Telecommunication Services - 3.6%

Crown Castle International Corp *	84,765	3,240,566

Total Common Stocks (Cost $64,435,380)		82,633,456

Principal
Amount
SHORT-TERM INVESTMENTS - 5.5%

U.S. Government Agency Issue - 5.5%

Federal Home Loan Bank
0.001% due 04/01/10	$4,900,000	4,900,000

See Notes to Financial Statements	C-19	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
Money Market Fund - 0.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	40,645	$40,645

Total Short-Term Investments (Cost $4,940,645)		4,940,645

TOTAL INVESTMENTS - 99.7% (Cost $70,709,149)		88,973,647

OTHER ASSETS & LIABILITIES, NET - 0.3%		245,810

NET ASSETS - 100.0%		$89,219,457

Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Information Technology	29.4%
Health Care	12.1%
Consumer Staples	12.0%
Industrials	10.5%
Energy	8.3%
Financials	7.7%
Consumer Discretionary	5.6%
Short-Term Investments	5.5%
Materials	5.0%
Telecommunication Services	3.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Securities with a total aggregate value of $9,551,232 or 10.7% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Forward foreign currency contracts outstanding as of March 31, 2010 were as follows:

		Principal		Net
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	AUD	303,000	04/10	$(8,551)
Sell	AUD	60,000	05/10	(409)
Buy	CHF	80,000	05/10	909
Sell	CHF	515,000	05/10	(2,621)
Sell	EUR	1,450,000	04/10	41,083
Sell	EUR	635,000	05/10	12,232
Sell	EUR	300,000	05/10	(4,394)
Sell	GBP	1,405,000	04/10	87,319
Sell	GBP	268,000	05/10	(5,003)

				$120,565

(e)	Transactions in written options for the year ended March 31, 2010 were as follows:

	Number of
	Contracts	Premium

Outstanding, March 31, 2009	—	$—
Call Options Written	54	2,289
Put Options Written	19	8,578
Call Options Expired	(54)	(2,289)
Put Options Expired	(19)	(8,578)

Outstanding, March 31, 2010	—	$—

(f)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Preferred Stocks (1)	$1,399,546	$1,399,546	$—	$—
	Common Stocks
	Consumer Discretionary	4,943,720	4,240,794	702,926	—
	Consumer Staples	10,720,978	3,750,447	6,970,531	—
	Energy	5,977,826	5,977,826	—	—
	Financials	6,895,821	6,543,489	352,332	—
	Health Care	10,827,576	10,031,602	795,974	—
	Industrials	9,357,351	9,357,351	—	—
	Information Technology	26,261,532	25,532,063	729,469	—
	Materials	4,408,086	4,408,086	—	—
	Telecommunication Services	3,240,566	3,240,566	—	—

		82,633,456	73,082,224	9,551,232	—
	Short-Term Investments	4,940,645	40,645	4,900,000	—
	Investments in Other Financial Instruments (2)	141,543	—	141,543	—

		89,115,190	74,522,415	14,592,775	—

Liabilities
	Investments in Other Financial Instruments (2)	(20,978)	—	(20,978)	—

	Total	$89,094,212	$74,522,415	$14,571,797	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments may include open futures contracts, swap contracts, options, and forward foreign currency contracts.

See Notes to Financial Statements	C-20	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MID-CAP EQUITY FUND
Schedule of Investments
March 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.6%

Industrials - 0.6%

Better Place LLC ‘B’ 8.000% * ∆	191,233	$573,700

Total Convertible Preferred Stocks (Cost $573,700)		573,700

COMMON STOCKS - 97.7%

Consumer Discretionary - 19.8%

American Eagle Outfitters Inc	67,800	1,255,656
Apollo Group Inc ‘A’ *	8,350	511,771
AutoZone Inc *	8,750	1,514,537
Burger King Holdings Inc	104,350	2,218,481
Cablevision Systems Corp ‘A’	30,200	729,028
Family Dollar Stores Inc	74,800	2,738,428
Genuine Parts Co	45,400	1,917,696
J.C. Penney Co Inc	61,400	1,975,238
Mattel Inc	132,800	3,019,872
Newell Rubbermaid Inc	49,200	747,840
Stanley Black & Decker Inc	29,500	1,693,595
Viacom Inc ‘B’ *	51,400	1,767,132

		20,089,274

Consumer Staples - 7.1%

Avon Products Inc	28,800	975,456
Campbell Soup Co	23,800	841,330
McCormick & Co Inc	48,800	1,871,968
Molson Coors Brewing Co ‘B’	39,500	1,661,370
Ralcorp Holdings Inc *	27,050	1,833,449

		7,183,573

Energy - 7.2%

Arch Coal Inc	24,600	562,110
Holly Corp	62,700	1,749,957
Massey Energy Co	21,830	1,141,491
The Williams Cos Inc	77,170	1,782,627
Tidewater Inc	30,850	1,458,280
Valero Energy Corp	33,600	661,920

		7,356,385

Financials - 16.8%

Ameriprise Financial Inc	63,060	2,860,402
City National Corp	40,850	2,204,674
Fifth Third Bancorp	100,700	1,368,513
KeyCorp	93,500	724,625
Northern Trust Corp	27,900	1,541,754
NYSE Euronext	24,900	737,289
PartnerRe Ltd (Bermuda)	12,850	1,024,402
Public Storage REIT	14,350	1,320,057
RenaissanceRe Holdings Ltd (Bermuda)	27,040	1,534,790
Tanger Factory Outlet Centers Inc REIT	14,850	640,926
TD Ameritrade Holding Corp *	27,950	532,727
The St. Joe Co *	43,150	1,395,903
UDR Inc REIT	69,450	1,225,098

		17,111,160

Health Care - 10.4%

CareFusion Corp *	57,450	1,518,403
Hospira Inc *	24,700	1,399,255
Life Technologies Corp *	19,237	1,005,518
Omnicare Inc	29,800	843,042
Talecris Biotherapeutics Holdings Corp *	88,400	1,760,928
Teleflex Inc	28,400	1,819,588
Warner Chilcott PLC ‘A’ (Ireland) *	52,200	1,333,710
Zimmer Holdings Inc *	15,600	923,520

		10,603,964

Industrials - 9.1%

Corrections Corp of America *	72,450	1,438,857
Dover Corp	58,690	2,743,757
Foster Wheeler AG (Switzerland) *	28,850	782,989
Parker-Hannifin Corp	29,750	1,926,015
Republic Services Inc	54,000	1,567,080
Rockwell Collins Inc	11,700	732,303

		9,191,001

Information Technology - 14.0%

Analog Devices Inc	66,150	1,906,443
BMC Software Inc *	33,700	1,280,600
Fidelity National Information Services Inc	60,700	1,422,808
Ingram Micro Inc ‘A’ *	121,140	2,126,007
Intuit Inc *	47,150	1,619,131
Lexmark International Inc ‘A’ *	37,800	1,363,824
NetApp Inc *	23,200	755,392
NeuStar Inc ‘A’ *	41,500	1,045,800
Symantec Corp *	108,100	1,829,052
VeriSign Inc *	35,150	914,252

		14,263,309

Materials - 8.8%

Air Products & Chemicals Inc	11,000	813,450
Ball Corp	65,610	3,502,262
Cliffs Natural Resources Inc	10,350	734,332
Compass Minerals International Inc	21,300	1,708,899
Nucor Corp	26,850	1,218,453
Packaging Corp of America	37,150	914,262

		8,891,658

Utilities - 4.5%

Allegheny Energy Inc	39,850	916,550
American Electric Power Co Inc	63,300	2,163,594
Energen Corp	32,550	1,514,552

		4,594,696

Total Common Stocks (Cost $82,316,907)		99,285,020

SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	2,297,035	2,297,035

Total Short-Term Investment (Cost $2,297,035)		2,297,035

TOTAL INVESTMENTS - 100.5% (Cost $85,187,642)		102,155,755

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(505,602)

NET ASSETS - 100.0%		$101,650,153

See Notes to Financial Statements	C-21	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MID-CAP EQUITY FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments

(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	19.8%
Financials	16.8%
Information Technology	14.0%
Health Care	10.4%
Industrials	9.7%
Materials	8.8%
Energy	7.2%
Consumer Staples	7.1%
Utilities	4.5%
Short-Term Investment	2.2%

100.5%
Other Assets & Liabilities, Net	(0.5%)

100.0%

(b)	0.6% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(c)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Convertible Preferred Stocks (1)	$573,700	$—	$—	$573,700
	Common Stocks (1)	99,285,020	99,285,020	—	—
	Short-Term Investment	2,297,035	2,297,035	—	—

	Total	$102,155,755	$101,582,055	$—	$573,700

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) for the year ended March 31, 2010:

Change in Net
Unrealized
Appreciation
				Total Change			(Depreciation)
				in Net	Transfers		on Level 3
	Value,	Net	Total Net	Unrealized	In and/		Holdings Held at
	Beginning	Purchases	Realized Gains	Appreciation	or Out of	Value,	the End of Year,
	of Year	(Sales)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable

Convertible Preferred Stocks (1)	$—	$573,700	$—	$—	$—	$573,700	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-22	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 96.5%

Austria - 0.6%

Erste Group Bank Group AG +	15,057	$630,800

Bermuda - 1.4%

Esprit Holdings Ltd +	73,100	576,111
Li & Fung Ltd +	193,200	950,149

		1,526,260

Brazil - 0.4%

Banco Santander Brasil SA ADR	30,150	374,765

Canada - 2.7%

Canadian National Railway Co	48,320	2,927,709

Czech Republic - 0.6%

Komercni Banka AS +	3,273	665,835

France - 16.9%

Air Liquide SA +	16,777	2,015,325
AXA SA +	65,830	1,460,437
Danone SA +	26,039	1,568,250
GDF Suez +	50,545	1,953,919
Legrand SA +	30,990	978,629
LVMH Moet Hennessy Louis Vuitton SA +	30,010	3,505,817
Pernod-Ricard SA +	19,728	1,673,995
Schneider Electric SA +	26,086	3,047,633
Total SA +	27,100	1,572,837
Vivendi +	17,635	471,572

		18,248,414

Germany - 10.4%

Bayer AG +	30,999	2,094,608
Beiersdorf AG +	22,300	1,333,174
Deutsche Boerse AG +	19,780	1,463,489
E.ON AG +	17,888	661,334
Linde AG +	31,730	3,784,726
Merck KGaA +	12,640	1,024,790
SAP AG +	17,860	864,676

		11,226,797

Hong Kong - 0.7%

CNOOC Ltd +	427,000	704,977

India - 2.3%

ICICI Bank Ltd ADR	19,230	821,121
Infosys Technologies Ltd ADR	28,860	1,698,411

		2,519,532

Italy - 0.4%

Intesa Sanpaolo SPA * +	125,317	466,691

Japan - 12.4%

Aeon Credit Service Co Ltd +	37,100	441,005
Canon Inc +	40,850	1,889,527
FANUC Ltd +	12,800	1,360,453
Hirose Electric Co Ltd +	5,400	623,639
HOYA Corp +	79,500	2,188,953
INPEX Corp +	255	1,872,729
Kao Corp +	13,600	344,918
Konica Minolta Holdings Inc +	55,500	649,148
Lawson Inc +	27,800	1,187,217
Nomura Holdings Inc +	81,600	598,752
Shin-Etsu Chemical Co Ltd +	28,200	1,641,141
Tokyo Electron Ltd +	8,400	558,239

		13,355,721

Mexico - 0.3%

America Movil SAB de CV ‘L’ ADR	6,620	333,251

Netherlands - 8.3%

Akzo Nobel NV +	14,720	838,445
Heineken NV +	63,410	3,256,632
ING Groep NV CVA * +	140,380	1,390,829
TNT NV +	61,683	1,766,441
Wolters Kluwer NV +	79,020	1,711,999

		8,964,346

Singapore - 1.1%

Singapore Telecommunications Ltd +	510,380	1,154,504

South Africa - 0.7%

MTN Group Ltd * +	49,770	764,007

South Korea - 1.5%

Samsung Electronics Co Ltd +	2,202	1,592,033

Sweden - 0.7%

Svenska Cellulosa AB ‘B’ +	50,200	707,804

Switzerland - 15.0%

Actelion Ltd * +	8,954	407,077
Cie Financiere Richemont SA ‘A’ +	39,116	1,516,733
Givaudan SA +	2,140	1,876,651
Julius Baer Group Ltd +	50,260	1,819,158
Nestle SA +	91,012	4,663,637
Roche Holding AG +	27,280	4,430,560
Sonova Holding AG +	4,283	531,608
Swiss Reinsurance Co Ltd * +	9,555	468,820
UBS AG (XVTX) * +	32,692	531,830

		16,246,074

Taiwan - 1.1%

Taiwan Semiconductor Manufacturing Co Ltd ADR	117,340	1,230,897

United Kingdom - 17.0%

Burberry Group PLC +	91,330	989,838
Diageo PLC +	140,330	2,359,345
Hays PLC +	298,490	491,663
HSBC Holdings PLC (LI) +	196,329	1,989,586
Ladbrokes PLC +	141,687	341,962
Reckitt Benckiser Group PLC +	69,264	3,805,632
Royal Dutch Shell PLC ‘A’ (LI) +	59,600	1,727,971
Smiths Group PLC +	67,430	1,163,228
Standard Chartered PLC +	76,217	2,077,467
Tesco PLC +	116,507	770,293

See Notes to Financial Statements	C-23	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
William Hill PLC +	174,820	$561,416
WPP PLC +	204,312	2,114,178

		18,392,579

United States - 2.0%

Synthes Inc +	17,520	2,188,858

Total Common Stocks (Cost $90,860,195)		104,221,854

	Principal
	Amount
SHORT-TERM INVESTMENTS - 2.9%

Commercial Paper - 2.9%

ConocoPhillips
0.100% due 04/01/10	$923,000	923,000
General Electric Capital Corp
0.030% due 04/01/10	2,144,000	2,144,000

		3,067,000

	Shares
Money Market Fund - 0.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	33,029	33,029

Total Short-Term Investments (Cost $3,100,029)		3,100,029

TOTAL INVESTMENTS - 99.4% (Cost $93,960,224)		107,321,883

OTHER ASSETS & LIABILITIES, NET - 0.6%		680,319

NET ASSETS - 100.0%		$108,002,202

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Consumer Staples	19.4%
Financials	14.1%
Consumer Discretionary	11.8%
Industrials	10.9%
Information Technology	10.4%
Materials	10.1%
Health Care	9.9%
Energy	5.4%
Short-Term Investments	2.9%
Utilities	2.4%
Telecommunication Services	2.1%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of March 31, 2010, the Fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	17.0%
France	16.9%
Switzerland	15.0%
Japan	12.4%
Germany	10.4%
Netherlands	8.3%
United States	4.9%
Canada	2.7%
India	2.3%
South Korea	1.5%
Bermuda	1.4%
Singapore	1.1%
Taiwan	1.1%
Hong Kong	0.7%
South Africa	0.7%
Sweden	0.7%
Austria	0.6%
Czech Republic	0.6%
Brazil	0.4%
Italy	0.4%
Mexico	0.3%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Short-Term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.
(d)	Securities with a total aggregate value of $96,835,700 or 89.7% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	C-24	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2010
(e)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks
	Austria	$630,800	$—	$630,800	$—
	Bermuda	1,526,260	—	1,526,260	—
	Brazil	374,765	374,765	—	—
	Canada	2,927,709	2,927,709	—	—
	Czech Republic	665,835	—	665,835	—
	France	18,248,414	—	18,248,414	—
	Germany	11,226,797	—	11,226,797	—
	Hong Kong	704,977	—	704,977	—
	India	2,519,532	2,519,532	—	—
	Italy	466,691	—	466,691	—
	Japan	13,355,721	—	13,355,721	—
	Mexico	333,251	333,251	—	—
	Netherlands	8,964,346	—	8,964,346	—
	Singapore	1,154,504	—	1,154,504	—
	South Africa	764,007	—	764,007	—
	South Korea	1,592,033	—	1,592,033	—
	Sweden	707,804	—	707,804	—
	Switzerland	16,246,074	—	16,246,074	—
	Taiwan	1,230,897	1,230,897	—	—
	United Kingdom	18,392,579	—	18,392,579	—
	United States	2,188,858	—	2,188,858	—

		104,221,854	7,386,154	96,835,700	—
	Short-Term Investments	3,100,029	33,029	3,067,000	—

	Total	$107,321,883	$7,419,183	$99,902,700	$—

See Notes to Financial Statements	C-25	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 96.0%

Consumer Discretionary - 7.5%

Aaron’s Inc	13,400	$446,756
Dover Downs Gaming & Entertainment Inc	4,300	17,028
Hillenbrand Inc	7,800	171,522
International Speedway Corp ‘A’	9,400	242,238
PetMed Express Inc	6,200	137,454
Phillips-Van Heusen Corp	9,500	544,920
RadioShack Corp	12,000	271,560
Sturm Ruger & Co Inc	7,400	88,726
The Buckle Inc	12,900	474,204
UniFirst Corp	1,700	87,550
Wolverine World Wide Inc	13,600	396,576

		2,878,534

Consumer Staples - 8.9%

Cal-Maine Foods Inc	7,000	237,230
Casey’s General Stores Inc	12,100	379,940
Corn Products International Inc	13,400	464,444
Del Monte Foods Co	36,900	538,740
Embotelladora Andina SA ‘B’ ADR (Chile)	9,500	193,990
Ruddick Corp	12,500	395,500
The J.M. Smucker Co	5,200	313,352
Universal Corp	7,800	410,982
Vector Group Ltd	8,450	130,384
WD-40 Co	6,200	203,546
Weis Markets Inc	3,600	130,896

		3,399,004

Energy - 12.6%

Alliance Resource Partners LP	1,900	79,629
Berry Petroleum Co ‘A’	11,400	321,024
Buckeye Partners LP	4,500	270,315
Cimarex Energy Co	9,000	534,420
El Paso Pipeline Partners LP	6,100	170,129
Frontier Oil Corp	16,100	217,350
Frontline Ltd (Bermuda)	10,500	321,615
Holly Corp	13,300	371,203
Linn Energy LLC	13,500	347,220
Magellan Midstream Partners LP	6,600	313,698
NuStar Energy LP	4,600	278,070
Southern Union Co	15,800	400,846
Sunoco Logistics Partners LP	2,000	137,000
TC Pipelines LP	2,300	87,446
Tidewater Inc	8,000	378,160
TransMontaigne Partners LP	100	2,724
Tsakos Energy Navigation Ltd (Bermuda)	6,500	95,810
Williams Partners LP	2,400	96,552
World Fuel Services Corp	15,200	404,928

		4,828,139

Financials - 15.4%

Advance America Cash Advance Centers Inc	23,700	137,934
American Equity Investment Life Holding Co	10,600	112,890
American Financial Group Inc	16,100	458,045
American Physicians Capital Inc	3,300	105,435
Bank of Hawaii Corp	9,000	404,550
Cash America International Inc	8,500	335,580
Chimera Investment Corp REIT	96,200	374,218
CreXus Investment Corp REIT	5,000	66,850
Cullen/Frost Bankers Inc	7,600	424,080
Delphi Financial Group Inc ‘A’	13,400	337,144
Equity One Inc REIT	13,200	249,348
Federated Investors Inc ‘B’	14,900	393,062
Franklin Street Properties Corp REIT	18,400	265,512
Healthcare Realty Trust Inc REIT	14,000	326,060
HRPT Properties Trust REIT	35,800	278,524
Infinity Property & Casualty Corp	4,900	222,656
Nationwide Health Properties Inc REIT	10,800	379,620
PS Business Parks Inc REIT	4,400	234,960
Raymond James Financial Inc	10,600	283,444
RLI Corp	4,800	273,696
Sovran Self Storage Inc REIT	5,900	205,674

		5,869,282

Health Care - 8.0%

Hill-Rom Holdings Inc	7,800	212,238
Invacare Corp	8,400	222,936
Owens & Minor Inc	9,400	436,066
PerkinElmer Inc	19,650	469,635
STERIS Corp	12,600	424,116
Teleflex Inc	7,300	467,711
The Cooper Cos Inc	12,200	474,336
West Pharmaceutical Services Inc	8,200	343,990

		3,051,028

Industrials - 13.6%

Acuity Brands Inc	10,300	434,763
Applied Industrial Technologies Inc	10,300	255,955
Barnes Group Inc	13,400	260,630
Belden Inc	11,000	302,060
Bucyrus International Inc	8,200	541,118
Crane Co	13,000	461,500
Cubic Corp	2,393	86,148
Curtiss-Wright Corp	10,200	354,960
Elbit Systems Ltd (Israel)	1,000	64,010
Ennis Inc	14,300	232,661
Harsco Corp	12,000	383,280
KBR Inc	19,500	432,120
SkyWest Inc	12,400	177,072
The Brink’s Co	11,400	321,822
Tomkins PLC ADR (United Kingdom)	3,700	52,688
Triumph Group Inc	4,900	343,441
US Ecology Inc	3,200	51,520
Valmont Industries Inc	5,100	422,433

		5,178,181

Information Technology - 2.4%

Diebold Inc	12,200	387,472
Himax Technologies Inc ADR (Cayman)	13,500	42,255
Jabil Circuit Inc	26,500	429,035
MTS Systems Corp	1,900	55,157

		913,919

Materials - 14.0%

AMCOL International Corp	5,300	144,160
Bemis Co Inc	13,700	393,464
Commercial Metals Co	5,456	82,167
Compass Minerals International Inc	7,000	561,610
IAMGOLD Corp (Canada)	32,200	425,684
Innophos Holdings Inc	7,800	217,620
International Flavors & Fragrances Inc	9,100	433,797
Methanex Corp (Canada)	13,700	333,047
Royal Gold Inc	10,200	471,342
RPM International Inc	19,500	416,130
Sensient Technologies Corp	12,900	374,874
Sonoco Products Co	13,700	421,823
Terra Industries Inc	10,900	498,784
The Lubrizol Corp	6,000	550,320

		5,324,822

Telecommunication Services - 0.2%

Partner Communications Co Ltd ADR (Israel)	3,200	72,288

See Notes to Financial Statements	C-26	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
Utilities - 13.4%

AGL Resources Inc	10,400	$401,960
American Water Works Co Inc	18,300	398,208
AmeriGas Partners LP	2,300	92,345
Atmos Energy Corp	13,000	371,410
Avista Corp	9,900	205,029
Cleco Corp	14,000	371,700
Energen Corp	9,400	437,382
National Fuel Gas Co	8,700	439,785
OGE Energy Corp	11,300	440,022
Southwest Gas Corp	9,900	296,208
Suburban Propane Partners LP	4,200	199,458
UGI Corp	14,600	387,484
Vectren Corp	13,400	331,248
Westar Energy Inc	17,900	399,170
WGL Holdings Inc	10,300	356,895

		5,128,304

Total Common Stocks (Cost $30,626,813)		36,643,501

SHORT-TERM INVESTMENT - 3.9%

Money Market Fund - 3.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,481,115	1,481,115

Total Short-Term Investment (Cost $1,481,115)		1,481,115

TOTAL INVESTMENTS - 99.9% (Cost $32,107,928)		38,124,616

OTHER ASSETS & LIABILITIES, NET - 0.1%		48,552

NET ASSETS - 100.0%		$38,173,168

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Financials	15.4%
Materials	14.0%
Industrials	13.6%
Utilities	13.4%
Energy	12.6%
Consumer Staples	8.9%
Health Care	8.0%
Consumer Discretionary	7.5%
Short-Term Investment	3.9%
Information Technology	2.4%
Telecommunication Services	0.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks (1)	$36,643,501	$36,643,501	$—	$—
	Short-Term Investment	1,481,115	1,481,115	—	—

	Total	$38,124,616	$38,124,616	$—	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-27	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MAIN STREET® CORE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 98.4%

Consumer Discretionary - 13.2%

AutoZone Inc *	7,090	$1,227,208
Best Buy Co Inc	58,470	2,487,314
Ford Motor Co *	196,550	2,470,633
H&R Block Inc	37,340	664,652
Hyatt Hotels Corp ‘A’ *	47,670	1,857,223
McDonald’s Corp	60,270	4,021,214
The McGraw-Hill Cos Inc	80,230	2,860,199
The Washington Post Co ‘B’	2,205	979,417
Time Warner Cable Inc	49,994	2,665,180

		19,233,040

Consumer Staples - 10.3%

Colgate-Palmolive Co	21,230	1,810,070
General Mills Inc	52,110	3,688,867
Mead Johnson Nutrition Co	32,400	1,685,772
Philip Morris International Inc	116,160	6,058,906
Unilever NV ‘NY’ (Netherlands)	32,070	967,231
Wal-Mart Stores Inc	14,370	798,972

		15,009,818

Energy - 9.1%

Chevron Corp	57,640	4,370,841
Enterprise Products Partners LP	45,530	1,574,427
Noble Energy Inc	20,450	1,492,850
Occidental Petroleum Corp	53,830	4,550,788
Plains All American Pipeline LP	21,670	1,233,023

		13,221,929

Financials - 15.9%

American Express Co	70,900	2,925,334
CIT Group Inc *	80,280	3,127,709
Citigroup Inc *	649,900	2,632,095
Leucadia National Corp *	30,660	760,675
Lincoln National Corp	73,540	2,257,678
Marshall & Ilsley Corp	81,220	653,821
Regions Financial Corp	88,680	696,138
State Street Corp	66,630	3,007,678
SunTrust Banks Inc	20,970	561,786
The Chubb Corp	30,990	1,606,831
The Goldman Sachs Group Inc	16,150	2,755,674
U.S. Bancorp	88,890	2,300,473

		23,285,892

Health Care - 12.9%

Abbott Laboratories	56,140	2,957,455
Celgene Corp *	36,670	2,272,073
Covidien PLC (Ireland)	15,000	754,200
Medco Health Solutions Inc *	35,730	2,306,729
Medtronic Inc	47,890	2,156,487
Merck & Co Inc	96,870	3,618,095
Teva Pharmaceutical Industries Ltd ADR (Israel)	33,410	2,107,503
WellPoint Inc *	41,490	2,671,126

		18,843,668

Industrials - 12.8%

General Electric Co	181,580	3,304,756
KBR Inc	63,410	1,405,166
Precision Castparts Corp	21,000	2,660,910
Republic Services Inc	97,590	2,832,062
The Boeing Co	25,870	1,878,421
Tyco International Ltd (Switzerland)	89,675	3,430,069
United Parcel Service Inc ‘B’	25,280	1,628,285
Verisk Analytics Inc ‘A’ *	57,570	1,623,474

		18,763,143

Information Technology - 17.2%

Accenture PLC ‘A’ (Ireland)	18,700	784,465
Adobe Systems Inc *	36,170	1,279,333
Apple Inc *	21,940	5,154,364
Check Point Software Technologies Ltd (Israel) *	42,060	1,474,624
eBay Inc *	156,810	4,226,029
Google Inc ‘A’ *	4,620	2,619,586
Hewitt Associates Inc ‘A’ *	31,960	1,271,369
Microsoft Corp	112,200	3,284,094
QUALCOMM Inc	83,950	3,525,061
The Western Union Co	84,910	1,440,074

		25,058,999

Materials - 2.1%

Monsanto Co	17,080	1,219,854
Praxair Inc	22,540	1,870,820

		3,090,674

Telecommunication Services - 1.7%

America Movil SAB de CV ‘L’ ADR (Mexico)	48,180	2,425,381

Utilities - 3.2%

Public Service Enterprise Group Inc	35,100	1,036,152
The AES Corp *	334,170	3,675,870

		4,712,022

Total Common Stocks (Cost $122,042,940)		143,644,566

SHORT-TERM INVESTMENT - 2.9%

Money Market Fund - 2.9%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	4,268,973	4,268,973

Total Short-Term Investment (Cost $4,268,973)		4,268,973

TOTAL INVESTMENTS - 101.3% (Cost $126,311,913)		147,913,539

OTHER ASSETS & LIABILITIES, NET - (1.3%)		(1,885,127)

NET ASSETS - 100.0%		$146,028,412

See Notes to Financial Statements	C-28	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Information Technology	17.2%
Financials	15.9%
Consumer Discretionary	13.2%
Health Care	12.9%
Industrials	12.8%
Consumer Staples	10.3%
Energy	9.1%
Utilities	3.2%
Short-Term Investment	2.9%
Materials	2.1%
Telecommunication Services	1.7%

101.3%
Other Assets & Liabilities, Net	(1.3%)

100.0%

(b)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks (1)	$143,644,566	$143,644,566	$—	$—
	Short-Term Investment	4,268,973	4,268,973	—	—

	Total	$147,913,539	$147,913,539	$—	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-29	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments
March 31, 2010

	Shares	Value
PREFERRED STOCKS - 7.6%

Brazil - 7.6%

Cia de Bebidas das Americas ADR	3,700	$339,142
Lojas Americanas SA	83,940	625,414
Net Servicos de Comunicacao SA *	18,408	238,077
Petroleo Brasileiro SA ADR	38,100	1,508,379
Vale SA ADR	33,100	918,856

		3,629,868

Total Preferred Stocks (Cost $2,391,730)		3,629,868

COMMON STOCKS - 88.1%

Bermuda - 0.8%

Credicorp Ltd	2,900	255,722
Dairy Farm International Holdings Ltd	19,000	125,400

		381,122

Brazil - 6.0%

B2W Cia Global do Varejo	12,000	259,117
BM&F BOVESPA SA	57,216	384,153
Cielo SA	3,000	28,493
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,000	292,828
Diagnosticos da America SA	19,200	167,238
Embraer-Empresa Brasileira de Aeronautica SA ADR	18,000	431,280
Gafisa SA	13,000	88,453
MRV Engenharia e Participacoes SA	10,000	70,290
Multiplan Empreendimentos Imobiliarios SA	8,000	133,967
Natura Cosmeticos SA	48,200	983,054

		2,838,873

Canada - 1.0%

Niko Resources Ltd	2,400	255,986
Pacific Rubiales Energy Corp *	10,400	202,030

		458,016

Cayman - 1.7%

Baidu Inc ADR *	400	238,800
Ctrip.com International Ltd ADR *	6,000	235,200
Tencent Holdings Ltd +	12,800	256,475
Tingyi Holding Corp +	44,000	104,114

		834,589

Chile - 1.5%

Banco Santander Chile SA	2,042,400	134,084
Cencosud SA	120,900	474,615
Parque Arauco SA	24,500	32,682
Sociedad Quimica y Minera de Chile SA ADR	1,500	56,085

		697,466

China - 1.9%

China Shenhua Energy Co Ltd ‘H’ +	63,500	274,066
PetroChina Co Ltd ‘H’ +	314,000	368,110
Shanghai Zhenhua Heavy Industry Co Ltd ‘B’ +	163,290	124,056
Travelsky Technology Ltd ‘H’ +	120,000	100,207
Wumart Stores Inc “H” +	20,000	40,291

		906,730

Colombia - 0.9%

Almacenes Exito SA	6,966	62,973
Almacenes Exito SA GDR ~	10,200	91,402
BanColombia SA ADR	6,400	292,224

		446,599

Denmark - 1.5%

Carlsberg AS ‘B’ +	8,600	720,984

Egypt - 3.1%

Commercial International Bank +	49,025	579,220
Eastern Tobacco Co SAE +	4,196	95,082
Egyptian Financial Group-Hermes Holding +	36,187	208,927
Orascom Telecom Holding SAE +	583,156	597,517

		1,480,746

France - 0.4%

CFAO SA *	4,880	181,851

Hong Kong - 8.4%

China Mobile Ltd +	73,000	702,000
China Resources Enterprise Ltd +	123,000	456,206
CNOOC Ltd +	555,000	916,306
Hang Lung Group Ltd +	25,000	132,416
Hang Lung Properties Ltd +	183,000	736,333
Hong Kong Exchanges & Clearing Ltd +	53,000	882,549
Television Broadcasts Ltd +	42,000	203,321

		4,029,131

India - 12.6%

ABB Ltd India +	2,200	40,651
Asian Paints Ltd +	1,200	54,476
Colgate Palmolive India Ltd	2,900	43,621
Divi’s Laboratories Ltd +	14,704	222,142
HDFC Bank Ltd ADR	9,200	1,282,388
Hindustan Unilever Ltd +	61,941	330,507
Housing Development Finance Corp +	11,200	677,341
ICICI Bank Ltd ADR	10,300	439,810
Infosys Technologies Ltd +	31,000	1,805,144
Sun Pharmaceutical Industries Ltd	4,500	179,619
Tata Consultancy Services Ltd +	25,236	438,773
United Spirits Ltd +	100	2,941
Zee Entertainment Enterprises Ltd +	79,000	471,716

		5,989,129

Indonesia - 2.6%

P.T. Astra International Tbk +	77,400	355,613
P.T. Bank Central Asia Tbk +	476,500	287,480
P.T. Telekomunikasi Indonesia Tbk +	485,900	433,048
P.T. Unilever Indonesia Tbk +	124,000	165,513

		1,241,654

Kenya - 0.1%

East African Breweries Ltd	15,205	31,857

Luxembourg - 1.6%

Oriflame Cosmetics SA SDR * +	3,500	217,869
Tenaris SA ADR	13,000	558,220

		776,089

See Notes to Financial Statements	C-30	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
Mexico - 9.8%

America Movil SAB de CV ‘L’ ADR	31,700	$1,595,778
Bolsa Mexicana de Valores SAB de CV *	7,400	11,731
Corporacion GEO SAB de CV ‘B’ *	53,500	162,269
Fomento Economico Mexicano SAB de CV	111,600	530,842
Fomento Economico Mexicano SAB de CV ADR	7,750	368,357
Grupo Modelo SAB de CV ‘C’ *	87,200	514,860
Grupo Televisa SA ADR	29,200	613,784
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	86,000	119,640
SARE Holding SAB de CV ‘B’ *	155,018	57,299
Wal-Mart de Mexico SAB de CV ‘V’	133,436	683,706

		4,658,266

Nigeria - 0.0%

Nigerian Breweries PLC	39,400	16,159

Norway - 0.3%

DNO International ASA * +	121,068	151,359

Philippines - 2.5%

Jollibee Foods Corp +	121,200	158,187
Philippine Long Distance Telephone Co +	4,100	219,440
SM Investments Corp +	23,590	192,954
SM Prime Holdings Inc +	2,969,060	642,964

		1,213,545

Russia - 4.1%

Magnit OAO +	14,100	1,230,659
NovaTek OAO GDR (LI) +	4,800	348,620
NovaTek OAO GDR (OTC) ~ + Δ	5,000	363,146

		1,942,425

South Africa - 5.6%

Anglo Platinum Ltd * +	4,442	450,760
Impala Platinum Holdings Ltd +	34,500	1,012,818
JSE Ltd +	3,100	27,519
MTN Group Ltd * +	37,600	577,188
Standard Bank Group Ltd +	39,334	616,052

		2,684,337

South Korea - 4.4%

GS Engineering & Construction Corp +	1,392	119,916
Hyundai Engineering & Construction Co Ltd +	2,266	124,300
MegaStudy Co Ltd +	1,550	255,529
Mirae Asset Securities Co Ltd * +	1,474	74,267
NHN Corp * +	6,105	972,118
Shinsegae Co Ltd +	1,179	557,694

		2,103,824

Taiwan - 7.5%

Epistar Corp +	145,000	481,584
HTC Corp +	32,450	379,110
MediaTek Inc +	63,511	1,102,343
Synnex Technology International Corp +	64,525	142,194
Taiwan Semiconductor Manufacturing Co Ltd +	758,995	1,470,736

		3,575,967

Thailand - 0.2%

Siam Commercial Bank PCL +	32,100	91,331

Turkey - 3.0%

Anadolu Efes Biracilik Ve Malt Sanayii AS +	11,765	123,477
BIM Birlesik Magazalar AS +	4,800	249,510
Enka Insaat ve Sanayi AS +	101,949	475,633
Haci Omer Sabanci Holding AS +	37,558	162,077
Haci Omer Sabanci Holding AS (New) *	18,544	79,420
Turkcell Iletisim Hizmetleri AS +	36,000	217,908
Yapi ve Kredi Bankasi AS * +	56,512	144,413

		1,452,438

United Arab Emirates - 0.4%

DP World Ltd +	388,300	200,242

United Kingdom - 5.5%

Anglo American PLC * +	21,860	951,545
Cairn Energy PLC * +	18,800	119,043
SABMiller PLC +	36,890	1,082,027
Tullow Oil PLC +	23,970	454,863

		2,607,478

United States - 0.7%

Sohu.com Inc *	6,100	333,060

Total Common Stocks (Cost $27,375,889)		42,045,267

EQUITY-LINKED STRUCTURED SECURITIES - 0.1%

Vietnam - 0.1%

UBS AG (for Vietnam Dairy Products) Exp. 02/12/12 * + Δ	8,700	38,654

Total Equity-Linked Structured Securities (Cost $40,568)		38,654

SHORT-TERM INVESTMENT - 3.0%

Money Market Fund - 3.0%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,447,648	1,447,648

Total Short-Term Investment (Cost $1,447,648)		1,447,648

TOTAL INVESTMENTS - 98.8% (Cost $31,255,835)		47,161,437

OTHER ASSETS & LIABILITIES, NET - 1.2%		552,183

NET ASSETS - 100.0%		$47,713,620

See Notes to Financial Statements	C-31	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Consumer Staples	20.2%
Financials	17.5%
Information Technology	16.2%
Energy	11.6%
Telecommunication Services	9.1%
Consumer Discretionary	9.0%
Materials	7.2%
Industrials	3.8%
Short-Term Investment	3.0%
Health Care	1.2%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	As of March 31, 2010, the Fund was diversified by geographical region as a percentage of net assets as follows:

Brazil	13.6%
India	12.6%
Mexico	9.8%
Hong Kong	8.4%
Taiwan	7.5%
South Africa	5.6%
United Kingdom	5.5%
South Korea	4.4%
Russia	4.1%
United States	3.7%
Egypt	3.1%
Turkey	3.0%
Indonesia	2.6%
Philippines	2.5%
China	1.9%
Cayman	1.7%
Luxembourg	1.6%
Chile	1.5%
Denmark	1.5%
Canada	1.0%
Colombia	0.9%
Bermuda	0.8%
France	0.4%
United Arab Emirates	0.4%
Norway	0.3%
Thailand	0.2%
Kenya	0.1%
Vietnam	0.1%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(c)	Securities with a total aggregate value of $28,983,574 or 60.7% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	0.8% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	C-32	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2010
(e)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Preferred Stocks (1)	$3,629,868	$3,629,868	$—	$—
	Common Stocks
	Bermuda	381,122	381,122	—	—
	Brazil	2,838,873	2,838,873	—	—
	Canada	458,016	458,016	—	—
	Cayman	834,589	474,000	360,589	—
	Chile	697,466	697,466	—	—
	China	906,730	—	906,730	—
	Colombia	446,599	446,599	—	—
	Denmark	720,984	—	720,984	—
	Egypt	1,480,746	—	1,480,746	—
	France	181,851	181,851	—	—
	Hong Kong	4,029,131	—	4,029,131	—
	India	5,989,129	1,945,438	4,043,691	—
	Indonesia	1,241,654	—	1,241,654	—
	Kenya	31,857	31,857	—	—
	Luxembourg	776,089	558,220	217,869	—
	Mexico	4,658,266	4,658,266	—	—
	Nigeria	16,159	16,159	—	—
	Norway	151,359	—	151,359	—
	Philippines	1,213,545	—	1,213,545	—
	Russia	1,942,425	—	1,942,425	—
	South Africa	2,684,337	—	2,684,337	—
	South Korea	2,103,824	—	2,103,824	—
	Taiwan	3,575,967	—	3,575,967	—
	Thailand	91,331	—	91,331	—
	Turkey	1,452,438	79,420	1,373,018	—
	United Arab Emirates	200,242	—	200,242	—
	United Kingdom	2,607,478	—	2,607,478	—
	United States	333,060	333,060	—	—

		42,045,267	13,100,347	28,944,920	—
	Equity-Linked Structured Securities	38,654	—	38,654	—
	Short-Term Investment	1,447,648	1,447,648	—	—

	Total	$47,161,437	$18,177,863	$28,983,574	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-33	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments
March 31, 2010

	Shares		Value
CONVERTIBLE PREFERRED STOCKS - 1.3%

Financials - 1.3%

American International Group Inc 8.500%		8,300	$84,826
Lehman Brothers Holdings Inc 8.750% Ω		1,500	3,375
Wells Fargo & Co 7.500%		3,000	2,931,000

			3,019,201

Total Convertible Preferred Stocks (Cost $3,661,903)			3,019,201

PREFERRED STOCKS - 0.0%

Financials - 0.0%

Fannie Mae *		8,000	10,160

Total Preferred Stocks (Cost $200,000)			10,160

	Principal
	Amount
CORPORATE BONDS & NOTES - 30.4%

Consumer Discretionary - 0.0%

General Motors Corp
8.375% due 07/05/33 Ω	EUR	200,000	101,975

Consumer Staples - 0.6%

Kraft Foods Inc
6.125% due 02/01/18		$700,000	767,197
6.875% due 02/01/38		100,000	108,532
Reynolds American Inc
7.625% due 06/01/16		100,000	112,444
Wal-Mart Stores Inc
5.800% due 02/15/18		200,000	223,540
6.500% due 08/15/37		100,000	111,234

			1,322,947

Energy - 0.7%

Colorado Interstate Gas Co
6.800% due 11/15/15		200,000	224,278
Gaz Capital SA (Russia)
8.146% due 04/11/18 ~		500,000	566,250
NGPL PipeCo LLC
7.119% due 12/15/17 ~		500,000	561,555
Shell International Finance BV (Netherlands)
5.500% due 03/25/40		100,000	98,382
The Williams Cos Inc
6.375% due 10/01/10 ~		100,000	101,861

			1,552,326

Financials - 25.6%

American Express Bank FSB
5.500% due 04/16/13		600,000	643,034
American Express Centurion Bank
6.000% due 09/13/17		1,200,000	1,289,417
American General Finance Corp
4.875% due 05/15/10		600,000	599,769
American International Group Inc
5.850% due 01/16/18		800,000	744,373
ANZ National International Ltd (New Zealand)
6.200% due 07/19/13 ~		300,000	330,831
Bank of America Corp
4.500% due 04/01/15		1,900,000	1,917,968
4.875% due 01/15/13		100,000	104,736
5.650% due 05/01/18		700,000	709,308
Bank of China Hong Kong Ltd (Hong Kong)
5.550% due 02/11/20 ~		100,000	100,007
Barclays Bank PLC (United Kingdom)
5.000% due 09/22/16		100,000	102,872
5.450% due 09/12/12		800,000	864,395
6.050% due 12/04/17 ~		2,700,000	2,788,128
10.179% due 06/12/21 ~		720,000	941,335
Citibank NA
1.875% due 05/07/12		900,000	912,137
1.875% due 06/04/12		400,000	405,052
Citigroup Capital XXI
8.300% due 12/21/77 §		2,000,000	2,035,000
Citigroup Funding Inc
2.250% due 12/10/12		1,700,000	1,728,711
Citigroup Inc
2.125% due 04/30/12		1,400,000	1,426,349
3.625% due 11/30/17 §	EUR	500,000	624,085
5.500% due 04/11/13		$700,000	736,056
5.500% due 10/15/14		1,000,000	1,035,938
5.625% due 08/27/12		50,000	52,443
5.875% due 05/29/37		200,000	180,734
8.500% due 05/22/19		200,000	233,820
Commonwealth Bank of Australia (Australia)
0.671% due 07/12/13 § ~		1,600,000	1,610,437
Danske Bank AS (Denmark)
2.500% due 05/10/12 ~		200,000	204,563
Deutsche Bank AG (Germany)
6.000% due 09/01/17		900,000	987,944
Dexia Credit Local (France)
0.928% due 09/23/11 § ~		500,000	503,794
Ford Motor Credit Co LLC
7.250% due 10/25/11		100,000	103,427
7.800% due 06/01/12		300,000	311,303
9.750% due 09/15/10		100,000	102,409
General Electric Capital Corp
2.000% due 09/28/12		800,000	811,380
2.250% due 03/12/12		1,000,000	1,021,751
5.875% due 01/14/38		900,000	858,519
6.875% due 01/10/39		200,000	216,426
General Motors Acceptance Corp
6.625% due 05/15/12		300,000	301,915
7.000% due 02/01/12		600,000	609,732
8.300% due 02/12/15 ~		200,000	210,500
HCP Inc
5.950% due 09/15/11		900,000	939,083
ING Bank NV (Netherlands)
1.090% due 03/30/12 § ~ Δ		700,000	699,867
Intesa Sanpaolo (Italy)
2.375% due 12/21/12		1,400,000	1,410,660
JPMorgan Chase & Co
7.900% § ±		300,000	320,911
KeyBank NA
7.000% due 02/01/11		400,000	419,215
Keycorp
0.860% due 11/22/10 §	EUR	500,000	651,692
LeasePlan Corp NV (Netherlands)
3.125% due 02/10/12		300,000	418,524
Lehman Brothers Holdings Inc
2.851% due 12/23/08 § Ω		$500,000	117,500
5.625% due 01/24/13 Ω		1,200,000	288,000
6.750% due 12/28/17 Ω		500,000	2,500
6.875% due 05/02/18 Ω		100,000	24,125
Lloyds TSB Bank PLC (United Kingdom)
12.000% § ~ ±		1,100,000	1,227,549
Macquarie Bank Ltd (Australia)
3.300% due 07/17/14 ~		5,300,000	5,376,702

See Notes to Financial Statements	C-34	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount		Value
Merrill Lynch & Co Inc
6.875% due 04/25/18		$900,000	$971,410
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~		300,000	322,304
Morgan Stanley
0.540% due 04/19/12 §		100,000	97,783
5.950% due 12/28/17		1,900,000	1,954,707
Nationwide Building Society (United Kingdom)
6.250% due 02/25/20 ~		300,000	306,450
Nykredit Realkredit AS (Denmark)
2.537% due 04/01/38 §	DKK	898,577	155,284
2.537% due 10/01/38 §		757,559	132,564
Principal Life Income Funding Trusts
5.300% due 04/24/13		$100,000	107,422
Realkredit Danmark AS (Denmark)
2.730% due 01/01/38 §	DKK	3,226,374	557,474
Regions Bank/Birmingham AL
7.500% due 05/15/18		$300,000	298,086
Regions Financial Corp
0.455% due 06/26/12 §		900,000	823,229
Santander U.S. Debt SA Unipersonal (Spain)
1.089% due 03/30/12 § ~		1,500,000	1,499,964
SLM Corp
0.457% due 03/15/11 §		600,000	585,403
0.479% due 10/25/11 §		900,000	856,179
4.082% due 10/01/14 §		100,000	81,388
Temasek Financial I Ltd (Singapore)
4.300% due 10/25/19 ~		300,000	298,067
The Bear Stearns Cos LLC
0.442% due 11/28/11 §		2,500,000	2,500,913
6.400% due 10/02/17		400,000	442,419
The Goldman Sachs Group Inc
0.429% due 02/06/12 §		200,000	199,028
6.250% due 09/01/17		1,100,000	1,184,303
6.750% due 10/01/37		1,200,000	1,202,222
The Royal Bank of Scotland Group PLC
(United Kingdom)
0.650% due 04/08/11 § ~		400,000	400,791
2.625% due 05/11/12 ~		100,000	102,149
3.000% due 12/09/11 ~		800,000	822,601
7.640% § ±		500,000	317,500
TransCapitalInvest Ltd for OJSC AK
Transneft (Ireland)
8.700% due 08/07/18 ~		100,000	120,138
UBS AG (Switzerland)
1.352% due 02/23/12 §		300,000	301,595
5.875% due 12/20/17		700,000	725,960
Wachovia Corp
0.381% due 10/15/11 §		800,000	796,709
0.439% due 08/01/13 §		300,000	291,431
Wells Fargo & Co
7.980% § ±		1,700,000	1,785,000

			60,497,399

Health Care - 0.4%

Roche Holdings Inc
7.000% due 03/01/39 ~		400,000	476,772
UnitedHealth Group Inc
6.000% due 02/15/18		400,000	427,718
6.875% due 02/15/38		100,000	106,467

			1,010,957

Industrials - 1.6%

International Lease Finance Corp
0.601% due 07/13/12 §		2,682,000	2,391,352
4.950% due 02/01/11		1,000,000	1,000,949
5.300% due 05/01/12		300,000	291,521

			3,683,822

Materials - 0.2%

Codelco Inc (Chile)
6.150% due 10/24/36 ~		200,000	206,465
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17		200,000	217,338

			423,803

Telecommunication Services - 1.0%

AT&T Inc
6.300% due 01/15/38		200,000	203,625
BellSouth Corp
4.950% due 04/26/10 ~		900,000	902,041
Verizon Wireless Capital LLC
5.250% due 02/01/12		1,300,000	1,385,959

			2,491,625

Utilities - 0.3%

Electricite de France (France)
5.500% due 01/26/14 ~		200,000	219,758
6.500% due 01/26/19 ~		200,000	224,808
6.950% due 01/26/39 ~		200,000	230,378

			674,944

Total Corporate Bonds & Notes (Cost $69,832,261)			71,759,798

MORTGAGE-BACKED SECURITIES - 25.3%

Collateralized Mortgage Obligations - Commercial - 2.5%

Bear Stearns Commercial Mortgage Securities
5.471% due 01/12/45 “ §		100,000	101,990
5.700% due 06/11/50 “		200,000	193,385
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 “		200,000	195,902
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 “		900,000	866,010
5.846% due 03/15/39 “ §		100,000	98,320
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “		400,000	389,571
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/45 “ §		600,000	591,557
Merrill Lynch-Floating Trust
0.768% due 07/09/21 “ § ~		500,000	437,016
Merrill Lynch/Countrywide Commercial
Mortgage Trust
5.700% due 09/12/49 “		500,000	472,213
Morgan Stanley Capital I
5.731% due 07/12/44 “ §		1,700,000	1,756,677
Wachovia Bank Commercial Mortgage Trust
0.320% due 09/15/21 “ § ~		323,914	289,246
5.342% due 12/15/43 “		600,000	521,794

			5,913,681

Collateralized Mortgage Obligations - Residential - 6.2%

Adjustable Rate Mortgage Trust
3.113% due 05/25/35 “ §		43,967	42,092
Banc of America Funding Corp
2.990% due 05/25/35 “ §		190,675	175,469
Banc of America Mortgage Securities Inc
3.994% due 07/25/33 “ §		101,497	94,765
5.000% due 05/25/34 “		50,898	51,356
Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 08/25/35 “ §		84,630	78,896
2.934% due 03/25/35 “ §		185,952	176,204
4.103% due 08/25/33 “ §		226,169	214,988
4.625% due 10/25/35 “ §		507,674	447,643

See Notes to Financial Statements	C-35	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
Bear Stearns Alt-A Trust
2.952% due 05/25/35 “ §	$70,731	$50,358
5.119% due 09/25/35 “ §	86,722	64,247
5.579% due 11/25/36 “ §	113,964	75,412
Chevy Chase Mortgage Funding Corp
0.496% due 08/25/35 “ § ~	93,353	58,141
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 “ §	101,705	90,095
4.700% due 12/25/35 “ §	166,348	152,552
Countrywide Alternative Loan Trust
5.008% due 06/25/37 “ §	454,813	264,899
Countrywide Home Loan Mortgage
Pass-Through Trust
0.566% due 03/25/35 “ §	41,391	24,508
0.586% due 06/25/35 “ § ~	207,226	182,860
Credit Suisse First Boston Mortgage
Securities Corp
0.837% due 03/25/32 “ § ~	7,584	6,284
6.000% due 11/25/35 “	157,455	136,765
Downey Saving and Loan Association
Mortgage Loan Trust
0.417% due 04/19/48 “ §	640,863	204,148
Fannie Mae
0.447% due 10/27/37 “ §	3,400,000	3,375,571
1.625% due 11/25/23 “ §	405,622	403,571
4.250% due 07/25/17 “	193,458	200,896
4.500% due 04/25/17 - 10/25/17 “	349,665	362,543
5.000% due 01/25/17 “	121,375	124,178
6.000% due 03/25/31 “	1,205,646	1,268,555
Freddie Mac
1.663% due 10/25/44 “ §	62,757	60,122
1.863% due 07/25/44 “ §	336,418	322,887
4.500% due 06/15/17 - 10/15/19 “	350,960	360,514
5.000% due 04/15/18 - 04/15/30 “	2,182,323	2,225,586
5.500% due 03/15/17 “	34,574	35,884
8.000% due 04/15/30 “	389,115	433,119
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 “	31,819	31,620
Harborview Mortgage Loan Trust
0.327% due 01/19/38 “ §	40,065	39,594
0.407% due 12/19/36 “ §	873,901	468,856
0.427% due 01/19/38 “ §	267,336	148,119
0.457% due 05/19/35 “ §	45,831	27,241
JPMorgan Mortgage Trust
5.015% due 02/25/35 “ §	78,399	77,667
5.750% due 01/25/36 “	112,769	97,033
Mellon Residential Funding Corp
0.710% due 06/15/30 “ §	16,616	14,007
Merrill Lynch Mortgage Investors Inc
0.456% due 02/25/36 “ §	56,701	40,931
Residential Accredit Loans Inc
0.426% due 06/25/46 “ §	127,182	47,352
6.000% due 06/25/36 “	397,221	215,196
Residential Asset Securitization Trust
0.646% due 05/25/33 “ §	26,126	22,895
Structured Asset Mortgage Investments Inc
0.466% due 05/25/36 “ §	270,454	140,713
Structured Asset Securities Corp
2.461% due 10/25/35 “ § ~	108,964	91,913
2.676% due 08/25/32 “ §	29,760	29,001
Washington Mutual Mortgage
Pass-Through Certificates
0.556% due 01/25/45 “ §	37,196	28,797
0.566% due 01/25/45 “ §	36,630	28,341
0.786% due 12/25/27 “ §	96,008	83,536
1.863% due 08/25/42 “ §	6,304	4,493
3.036% due 02/27/34 “ §	12,621	11,969
3.286% due 09/25/46 “ §	125,959	77,441
5.855% due 02/25/37 “ §	600,000	459,486
Wells Fargo Mortgage-Backed Securities Trust
2.965% due 07/25/35 “ §	117,825	117,501
3.086% due 12/25/34 “ §	185,085	180,117
4.500% due 11/25/18 “	131,649	132,624
5.028% due 04/25/36 “ §	244,233	221,849
5.343% due 08/25/36 “ §	55,871	54,915

		14,658,315

Fannie Mae - 11.1%

1.663% due 10/01/44 “ §	62,671	62,655
2.823% due 11/01/34 “ §	239,729	248,812
3.261% due 11/01/32 “ §	242,772	254,073
3.452% due 12/01/35 “ §	98,404	101,494
4.667% due 12/01/36 “ §	26,679	27,982
4.701% due 09/01/35 “ §	281,234	293,559
5.500% due 12/01/20 - 02/01/38 “	6,938,598	7,403,928
6.000% due 09/01/22 - 04/13/40 “	16,759,204	17,829,319
6.500% due 03/01/17 “	66,892	72,468

		26,294,290

Freddie Mac - 4.5%

2.663% due 11/01/31 “ §	9,337	9,641
3.279% due 04/01/32 “ §	29,552	30,387
4.664% due 06/01/35 “ §	444,014	456,430
4.750% due 09/01/35 “ §	253,573	265,441
5.251% due 09/01/35 “ §	32,177	33,475
5.500% due 03/01/23 - 04/13/40 “	9,042,857	9,547,657
6.000% due 12/01/22 - 03/01/23 “	186,783	202,328

		10,545,359

Government National Mortgage Association - 1.0%

6.500% due 11/15/36-10/15/38 “	2,148,640	2,317,743

Total Mortgage-Backed Securities (Cost $60,077,579)		59,729,388

ASSET-BACKED SECURITIES - 0.5%

Ally Auto Receivables Trust
1.320% due 03/15/12 “ ~	200,000	200,872
Asset Backed Funding Certificates
0.596% due 06/25/34 “ §	138,554	106,572
Bear Stearns Asset Backed Securities Trust
4.113% due 10/25/36 “ §	210,912	150,416
Carrington Mortgage Loan Trust
0.406% due 01/25/36 “ §	96,916	95,667
JPMorgan Mortgage Acquisition Corp
0.296% due 07/25/36 “ §	15,391	15,237
Long Beach Mortgage Loan Trust
0.526% due 10/25/34 “ §	18,554	15,689
Park Place Securities Inc
0.506% due 09/25/35 “ §	138,718	120,632
SBI Heloc Trust
0.416% due 08/25/36 “ § ~	35,373	33,936
Securitized Asset-Backed Receivables LLC Trust
0.376% due 05/25/37 “ §	229,525	159,803
SLM Student Loan Trust
0.249% due 10/25/16 “ §	153,110	152,993
Small Business Administration
4.754% due 08/10/14 “	56,350	59,096
Structured Asset Securities Corp
0.296% due 10/25/36 “ §	40,019	39,642

Total Asset-Backed Securities (Cost $1,332,240)		1,150,555

See Notes to Financial Statements	C-36	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount		Value
U.S. GOVERNMENT AGENCY ISSUES - 1.3%

Federal Home Loan Bank
1.000% due 12/28/11		$100,000	$100,023
Freddie Mac
0.197% due 09/19/11 §		1,800,000	1,799,780
1.125% due 06/01/11		1,000,000	1,005,514
1.125% due 12/15/11		100,000	100,271

Total U.S. Government Agency Issues (Cost $2,997,938)			3,005,588

U.S. TREASURY OBLIGATIONS - 3.1%

U.S. Treasury Bonds - 0.8%

4.250% due 05/15/39		700,000	648,813
4.375% due 02/15/38		200,000	190,250
4.375% due 11/15/39		1,100,000	1,040,532

			1,879,595

U.S. Treasury Notes - 2.3%

0.875% due 01/31/12		3,500,000	3,497,130
3.250% due 03/31/17		1,400,000	1,397,813
3.625% due 02/15/20		600,000	589,969

			5,484,912

Total U.S. Treasury Obligations (Cost $7,522,507)			7,364,507

FOREIGN GOVERNMENT BONDS & NOTES - 1.2%

Canadian Government Bond (Canada)
2.000% due 12/01/14	CAD	500,000	475,124
Export-Import Bank of Korea (South Korea)
0.471% due 10/04/11 § ~		$800,000	801,373
French Treasury Notes (France)
2.500% due 01/15/15	EUR	300,000	409,688
Government of France OAT (France)
3.500% due 04/25/20		300,000	407,426
Republic of Panama (Panama)
9.375% due 04/01/29		$40,000	54,500
Societe de Financement de l’Economie
Francaise (France)
2.125% due 05/20/12	EUR	300,000	412,572
3.375% due 05/05/14 ~		$200,000	207,716
United Mexican States (Mexico)
5.950% due 03/19/19		100,000	108,500
6.050% due 01/11/40		100,000	100,250

Total Foreign Government Bonds & Notes (Cost $2,947,228)			2,977,149

MUNICIPAL BONDS - 1.6%

Buckeye Tobacco Settlement Financing
Authority OH ‘A2’
5.875% due 06/01/47		1,100,000	801,119
Clark County NV ‘C’
6.820% due 07/01/45		200,000	205,406
Los Angeles Unified School District CA ‘A1’
4.500% due 01/01/28		400,000	377,872
North Carolina Turnkpike Authority ‘B’
6.700% due 01/01/39		100,000	104,280
State of California
5.650% due 04/01/39 §		100,000	104,343
7.500% due 04/01/34		100,000	103,285
7.550% due 04/01/39		100,000	103,487
State of Illinois
4.071% due 01/01/14		200,000	202,280
Tobacco Securitization Authority of Southern
California ‘A1’
5.000% due 06/01/37		800,000	563,048
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47		860,000	683,786
University of California Build America Bonds
6.270% due 05/15/31		500,000	497,065

Total Municipal Bonds (Cost $4,203,132)			3,745,971

SHORT-TERM INVESTMENTS - 40.5%

U.S. Government Agency Issue - 1.0%

Freddie Mac
0.200% due 07/08/10		2,300,000	2,298,997

U.S. Treasury Bills - 11.8%

0.107% due 06/24/10		83,000	82,976
0.116% due 05/27/10		4,617,000	4,615,905
0.141% due 05/13/10		2,300,000	2,299,595
0.182% due 08/12/10 ‡		4,600,000	4,597,162
0.183% due 09/02/10 ‡		80,000	79,933
0.185% due 08/05/10 ‡		4,600,000	4,597,392
0.206% due 04/08/10		4,600,000	4,599,897
0.219% due 08/26/10		7,000,000	6,994,568

			27,867,428

Repurchase Agreements - 27.2%

Barclays PLC
0.030% due 04/01/10 (Dated 03/31/10, repurchase price of $1,000,001; collateralized by U.S. Treasury Inflation Protected Securities:
2.625% due 07/15/17 and value $1,024,598)		1,000,000	1,000,000
JPMorgan Chase & Co
0.010% due 04/01/10 (Dated 03/31/10, repurchase price of $16,300,005; collateralized by Freddie Mac:
0.189% due 05/01/12 and value $16,653,312)		16,300,000	16,300,000
Morgan Stanley
0.030% due 04/01/10 (Dated 03/31/10, repurchase price of $23,500,020; collateralized by U.S. Treasury Notes:
2.375% due 08/31/14 and value $24,018,545)		23,500,000	23,500,000
The Goldman Sachs Group Inc
0.010% due 04/01/10 (Dated 03/31/10, repurchase price of $23,500,007; collateralized by Fannie Mae:
5.000% due 12/01/33 and value $24,319,659)		23,500,000	23,500,000

			64,300,000

See Notes to Financial Statements	C-37	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010

	Shares	Value
Money Market Fund - 0.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,066,555	$1,066,555

Total Short-Term Investments (Cost $95,531,321)		95,532,980

TOTAL INVESTMENTS - 105.2% (Cost $248,306,109)		248,295,297

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(12,337,818)

NET ASSETS - 100.0%		$235,957,479

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Short-Term Investments	40.5%
Corporate Bonds & Notes	30.4%
Mortgage-Backed Securities	25.3%
U.S. Treasury Obligations	3.1%
Municipal Bonds	1.6%
Equity Securities	1.3%
U.S. Government Agency Issues	1.3%
Foreign Government Bonds & Notes	1.2%
Asset-Backed Securities	0.5%

105.2%
Other Assets & Liabilities, Net	(5.2%)

100.0%

(b)	As of March 31, 2010, the Fund’s Standard & Poor’s quality ratings on its investments as a percentage of total fixed income were as follows:

AAA / U.S. Government & Agency Issues	72.5%
AA	4.2%
A	12.1%
BBB	5.2%
BB	3.2%
B	1.1%
CCC	0.8%
C	0.1%
Not Rated	0.8%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate value of $537,475 or 0.2% of the net assets were in default as of March 31, 2010.

(e)	0.8% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(f)	Open futures contracts outstanding as of March 31, 2010 were as follows:

				Unrealized
	Number of	Notional		Appreciation
Long Futures Outstanding	Contracts	Amount		(Depreciation)

Euro-Bobl 5-Year Notes (06/10)	47	EUR	4,700,000	$25,365
Euro-Bund 10-Year Notes (06/10)	18		1,800,000	15,911
Euro-Bund 10-Year Notes (06/10)	2		200,000	(783)
Eurodollar (06/10)	291		$291,000,000	284,512
Eurodollar (06/10)	12		12,000,000	(275)
Eurodollar (09/10)	105		105,000,000	55,700
Eurodollar (09/10)	35		35,000,000	(2,325)
Eurodollar (12/10)	74		74,000,000	45,737
Eurodollar (12/10)	29		29,000,000	(2,125)
Eurodollar (03/11)	2		2,000,000	3,500
U.S. Treasury 2-Year Notes (06/10)	85		17,000,000	13,594
U.S. Treasury 2-Year Notes (06/10)	161		32,200,000	(40,547)
U.S. Treasury 5-Year Notes (06/10)	1		100,000	(820)
U.S. Treasury 10-Year Notes (06/10)	10		1,000,000	4,766
U.S. Treasury 10-Year Notes (06/10)	97		9,700,000	(82,594)
United Kingdom 90-Day LIBOR
Sterling Interest Rate (06/10)	17	GBP	8,500,000	12,519
United Kingdom 90-Day LIBOR
Sterling Interest Rate (09/10)	10		5,000,000	1,366
United Kingdom 90-Day LIBOR
Sterling Interest Rate (12/10)	11		5,500,000	2,561

Short Futures Outstanding
Euro-Bund 10-Year Notes
Call Options
Strike @ EUR 125.00 (06/10)	1	EUR	100,000	98
Euro-Bund 10-Year Notes
Put Options
Strike @ EUR 120.00 (06/10)	1		100,000	28

				$336,188

See Notes to Financial Statements	C-38	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010
(g)	Forward foreign currency contracts outstanding as of March 31, 2010 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	AUD	2,156,000	04/10	$39,666
Buy	BRL	2,539,292	04/10	(23,615)
Sell	BRL	2,539,292	04/10	(4,241)
Buy	BRL	2,539,292	06/10	3,444
Sell	CAD	288,000	04/10	(7,355)
Buy	CNY	2,732,816	08/10	(5,101)
Buy	CNY	1,714,535	11/10	(6,501)
Sell	DKK	4,741,000	05/10	7,637
Buy	EUR	100,000	04/10	(3,962)
Sell	EUR	4,442,000	04/10	69,548
Sell	GBP	634,000	06/10	(4,885)
Buy	IDR	2,318,605,000	10/10	15,231
Buy	JPY	7,599,701	04/10	10
Sell	JPY	29,323,000	04/10	(42)
Sell	JPY	70,673,701	04/10	21,177
Buy	KRW	26,920,289	07/10	964
Buy	KRW	237,320,000	08/10	9,181
Buy	KRW	591,012,461	11/10	9,663
Buy	MXN	3,268,540	04/10	9,612
Sell	MXN	3,268,540	04/10	(5,781)
Buy	MXN	3,220,000	09/10	5,325
Buy	MYR	509,136	06/10	8,898
Buy	MYR	532,669	10/10	5,633
Buy	PHP	11,525,000	04/10	4,584
Sell	PHP	8,725,000	04/10	(1,572)
Sell	PHP	2,800,000	04/10	41
Buy	PHP	2,800,000	11/10	(170)
Buy	PHP	8,725,000	11/10	863
Buy	SGD	30,000	06/10	(198)
Buy	SGD	365,455	06/10	3,084
Buy	SGD	51,595	09/10	198
Buy	TWD	1,374,455	06/10	351
Buy	TWD	46,245	10/10	(3)
Buy	TWD	869,000	10/10	184

				$151,868

(h)	Transactions in written options for the year ended March 31, 2010 were as follows:

	Number of	Notional Amount
	Contracts	in $	Premium

Outstanding, March 31, 2009	28	4,500,000	$34,346
Call Options Written	393	51,600,000	384,551
Put Options Written	506	100,800,000	1,126,335
Call Options Expired	(322)	(18,400,000)	(180,527)
Put Options Expired	(204)	(52,300,000)	(528,294)

Outstanding, March 31, 2010	401	86,200,000	$836,411

(i)	Premiums received and value of written options outstanding as of March 31, 2010 were as follows:
Credit Default Swaptions Buy Protection (1)

	Exercise	Expiration	Counter-	Notional
Description	Rate	Date	party	Amount	Premium	Value

Call - OTC ITRAXX Europe Index	0.700%	06/16/10	MSC	$1,000,000	$2,267	$(3,416)
Call - OTC Dow Jones CDX IG13 Index	0.800%	06/16/10	BRC	1,000,000	1,700	(2,507)

					$3,967	$(5,923)

Credit Default Swaptions Sell Protection (2)

	Exercise	Expiration	Counter-	Notional
Description	Rate	Date	party	Amount	Premium	Value

Put - OTC Dow Jones CDX IG13 Index	1.300%	06/16/10	BRC	$1,000,000	$2,400	$(521)
Put - OTC ITRAXX Europe Index	1.400%	06/16/10	MSC	1,000,000	2,605	(580)

					$5,005	$(1,101)

See Notes to Financial Statements	C-39	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The counterparty is only obligated if the swaption is exercised.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Fund is only obligated if the swaption is exercised.
Foreign Currencies Options

	Exercise	Expiration	Counter-	Notional
Description	Price	Date	party	Amount	Premium	Value

Put - OTC Japanese yen versus U.S. dollar ∆	JPY 88.00	04/20/10	CIT	$2,300,000	$19,849	$(23,301)
Call - OTC Japanese yen versus U.S. dollar ∆	94.00	04/20/10	CIT	2,300,000	10,580	(23,071)

					$30,429	$(46,372)

Inflation Floor/Cap Options

	Strike	Exercise	Expiration	Counter-	Notional
Description	Index	Index	Date	party	Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of (1-(Index Final/Index Initial)) or $0	03/12/20	CIT	$1,200,000	$10,320	$(9,872)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	BNP	$3,300,000	$5,940	$(53)
Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	CSF	300,000	1,375	(5)
Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	DUB	100,000	430	(2)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BNP	400,000	3,640	(6)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BRC	1,000,000	13,000	(14)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	CSF	700,000	7,070	(9)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	DUB	3,500,000	36,423	(47)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	MSC	400,000	3,600	(5)
Call - OTC 10-Year Interest Rate Swap	Receive	3.500%	04/19/10	RBS	300,000	1,166	(131)
Put - OTC 7-Year Interest Rate Swap	Pay	4.000%	04/19/10	BNP	3,300,000	26,103	(68)
Put - OTC 7-Year Interest Rate Swap	Pay	4.000%	04/19/10	CSF	100,000	1,230	(2)
Put - OTC 7-Year Interest Rate Swap	Pay	4.000%	04/19/10	DUB	100,000	870	(2)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BNP	4,300,000	90,955	(1,328)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BRC	1,000,000	7,950	(309)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	CIT	1,000,000	24,600	(309)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	CSF	700,000	16,800	(216)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	DUB	3,200,000	41,960	(989)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	RBS	5,900,000	62,042	(1,823)
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	DUB	300,000	1,485	—
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	RBS	1,000,000	10,325	—
Call - OTC 10-Year Interest Rate Swap	Receive	3.500%	06/14/10	MSC	1,600,000	6,000	(4,845)
Put - OTC 10-Year Interest Rate Swap	Pay	4.500%	06/14/10	MSC	1,600,000	3,680	(3,838)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	08/31/10	BRC	5,500,000	14,875	(15,733)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	08/31/10	CIT	4,300,000	27,950	(12,301)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	08/31/10	DUB	500,000	2,200	(1,430)
Put - OTC 10-Year Interest Rate Swap	Pay	4.750%	08/31/10	BRC	5,500,000	25,637	(29,281)
Put - OTC 10-Year Interest Rate Swap	Pay	4.750%	08/31/10	CIT	4,300,000	43,107	(22,893)
Put - OTC 10-Year Interest Rate Swap	Pay	4.750%	08/31/10	DUB	500,000	5,550	(2,662)
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	2,000,000	15,446	(157)
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	3,000,000	23,650	(722)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	10/29/10	MSC	2,100,000	14,070	(8,859)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	10/29/10	RBS	4,900,000	24,010	(20,670)
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	10/29/10	MSC	2,100,000	16,800	(13,258)
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	10/29/10	RBS	4,900,000	48,510	(30,934)
Put - OTC 5-Year Interest Rate Swap	Pay	4.000%	12/01/10	RBS	1,500,000	9,675	(10,001)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	1,200,000	7,230	(1,297)

						$645,354	$(184,199)

See Notes to Financial Statements	C-40	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010
Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Put - CBOT 10-Year U.S. Treasury Note Futures (05/10)	$114.00	04/23/10	CIT	48	$16,974	$(6,000)
Call - CBOT 10-Year U.S. Treasury Note Futures (05/10)	119.00	04/23/10	CIT	48	18,849	(2,250)
Put - CBOT 30 Year U.S. Treasury Bond Futures (06/10)	111.00	05/21/10	MER	4	3,459	(1,000)
Put - CBOT 10-Year U.S. Treasury Note Futures (06/10)	114.00	05/21/10	CIT	18	5,674	(6,188)
Put - CBOT 10-Year U.S. Treasury Note Futures (06/10)	115.00	05/21/10	JPM	15	6,587	(8,672)
Call - CBOT 10-Year U.S. Treasury Note Futures (06/10)	119.00	05/21/10	CIT	18	4,830	(3,094)
Call - CBOT 10-Year U.S. Treasury Note Futures (06/10)	119.00	05/21/10	JPM	15	3,900	(2,578)
Call - CBOT 30-Year U.S. Treasury Bond Futures (06/10)	119.00	05/21/10	MER	4	3,678	(2,000)
Put - CME Eurodollar Futures (09/10)	97.38	09/10/10	CIT	231	77,385	(62,081)

					$141,336	$(93,863)

Total Written Options					$836,411	$(341,330)

(j)	Swap agreements outstanding as of March 31, 2010 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Upfront
	Fixed Deal			Implied Credit			Premiums
	Pay	Expiration	Counter-	Spread at	Notional		Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/10 (3)	Amount (4)	Value (5)	(Received)	Appreciation

Health Care Properties 5.950% due 09/15/11	(0.460%)	09/20/11	JPM	0.863%	$900,000	$5,219	$—	$5,219

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

General Electric Capital Corp 6.000% due 06/15/12	1.500%	09/20/11	DUB	1.063%	$100,000	$684	$—	$684
General Electric Capital Corp 5.625% due 09/15/17	4.000%	12/20/13	CIT	1.363%	200,000	18,844	—	18,844
General Electric Capital Corp 5.625% due 09/15/17	4.230%	12/20/13	DUB	1.363%	200,000	20,481	—	20,481
General Electric Capital Corp 5.625% due 09/15/17	4.325%	12/20/13	CIT	1.363%	200,000	21,157	—	21,157
General Electric Capital Corp 6.000% due 06/15/12	4.400%	12/20/13	BRC	1.363%	200,000	21,707	—	21,707
General Electric Capital Corp 6.000% due 06/15/12	4.500%	12/20/13	BRC	1.363%	300,000	33,603	—	33,603
General Electric Capital Corp 6.000% due 06/15/12	4.700%	12/20/13	BRC	1.363%	400,000	47,651	—	47,651
General Electric Capital Corp 5.625% due 09/15/17	4.750%	12/20/13	DUB	1.363%	400,000	48,363	—	48,363
SLM Corp 5.125% due 08/27/12	5.000%	12/20/13	CIT	3.315%	400,000	23,308	(57,000)	80,308
American International Group 6.250% due 05/01/36	5.000%	12/20/13	DUB	2.291%	500,000	47,654	(46,250)	93,904
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	BRC	1.139%	400,000	(2,478)	(8,999)	6,521
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	CIT	1.139%	400,000	(2,479)	(9,184)	6,705
Japanese Government Bond 2.000% due 03/21/22 Δ	1.000%	03/20/15	DUB	0.607%	1,000,000	18,871	11,616	7,255
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	DUB	1.139%	200,000	(1,239)	(4,592)	3,353
United Kingdom GILT 4.250% due 06/07/32 Δ	1.000%	06/20/15	GSC	0.752%	1,100,000	13,577	10,164	3,413
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	DUB	1.828%	200,000	(6,608)	—	(6,608)

						$303,096	$(104,245)	$407,341

Credit Default Swaps on Credit Indices - Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)

Dow Jones CDX NA HY-8 5Y	0.483%	06/20/12	BRC	$770,352	$(243)	$—	$(243)
Dow Jones CDX NA HY-9 5Y Δ	2.080%	12/20/12	MER	1,444,065	55,351	—	55,351
Dow Jones CDX NA IG-9 10Y	0.548%	12/20/17	GSC	96,450	1,397	—	1,397

					$56,505	$—	$56,505

Total Credit Default Swaps					$364,820	$(104,245)	$469,065

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements	C-41	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010
(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaps

								Upfront
								Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional			Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount		Value	(Received)	(Depreciation)

6-Month GBP-LIBOR	RBS	Pay	5.000%	09/15/10	GBP	300,000	$9,234	$(9,462)	$18,696
3-Month USD-LIBOR	MSC	Pay	3.000%	12/16/10		$8,800,000	231,788	184,495	47,293
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/11	EUR	5,200,000	237,375	8,277	229,098
3-Month Australian Bank Bill	CIT	Pay	4.500%	06/15/11	AUD	100,000	(566)	115	(681)
3-Month Australian Bank Bill	DUB	Pay	4.500%	06/15/11		4,720,000	(26,717)	4,828	(31,545)
3-Month Australian Bank Bill	MSC	Pay	4.500%	06/15/11		3,600,000	(22,795)	3,423	(26,218)
6-Month Australian Bank Bill	CSF	Pay	6.250%	09/15/11		1,200,000	17,975	129	17,846
6-Month EUR-LIBOR Δ	DUB	Pay	4.070%	09/16/11	EUR	11,200,000	857,389	(6,931)	864,320
BRL — CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL	8,900,000	(197,145)	(199,363)	2,218
BRL — CDI Compounded	GSC	Pay	10.150%	01/02/12		6,100,000	(130,776)	(23,780)	(106,996)
BRL — CDI Compounded	UBS	Pay	10.575%	01/02/12		1,200,000	(14,436)	(31,680)	17,244
BRL — CDI Compounded	BRC	Pay	10.600%	01/02/12		1,500,000	(1,902)	—	(1,902)
BRL — CDI Compounded	HSB	Pay	10.610%	01/02/12		1,400,000	(1,610)	—	(1,610)
BRL — CDI Compounded	BRC	Pay	10.680%	01/02/12		5,600,000	(56,277)	(65,566)	9,289
BRL — CDI Compounded	MER	Pay	12.540%	01/02/12		4,000,000	88,146	(20,439)	108,585
BRL — CDI Compounded	MSC	Pay	12.540%	01/02/12		900,000	19,833	(6,048)	25,881
BRL — CDI Compounded	UBS	Pay	12.540%	01/02/12		3,000,000	66,109	(14,783)	80,892
BRL — CDI Compounded	HSB	Pay	14.765%	01/02/12		100,000	4,831	667	4,164
BRL — CDI Compounded	MER	Pay	14.765%	01/02/12		200,000	9,662	1,029	8,633
6-Month Australian Bank Bill	UBS	Pay	6.000%	09/15/12	AUD	6,100,000	36,612	—	36,612
BRL — CDI Compounded Δ	GSC	Pay	11.890%	01/02/13	BRL	200,000	67	314	(247)
BRL — CDI Compounded Δ	HSB	Pay	11.890%	01/02/13		100,000	33	126	(93)
BRL — CDI Compounded Δ	UBS	Pay	12.250%	01/02/14		600,000	1,933	1,667	266
BRL — CDI Compounded Δ	HSB	Pay	12.540%	01/02/14		100,000	716	648	68
BRL — CDI Compounded Δ	GSC	Pay	12.650%	01/02/14		1,000,000	8,581	8,321	260
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/14	EUR	300,000	37,459	(4,508)	41,967
6-Month EUR-LIBOR	CSF	Pay	4.500%	03/18/14		2,100,000	262,217	(9,168)	271,385
3-Month USD-LIBOR	RBS	Pay	4.000%	12/16/14		$2,300,000	169,127	49,165	119,962
28-Day Mexico Interbank TIIE Banxico Δ	HSB	Pay	7.330%	01/28/15	MXN	7,700,000	7,536	3,402	4,134
6-Month EUR-LIBOR	GSC	Pay	2.500%	06/16/15	EUR	500,000	(128)	(1,327)	1,199
6-Month EUR-LIBOR	BRC	Pay	3.000%	06/16/15		3,700,000	116,255	12,576	103,679
6-Month EUR-LIBOR	DUB	Pay	3.000%	06/16/15		3,200,000	100,546	2,069	98,477
6-Month EUR-LIBOR	GSC	Pay	3.000%	06/16/15		2,200,000	69,125	2,418	66,707
3-Month USD-LIBOR Δ	MSC	Pay	4.000%	06/16/15		$3,900,000	201,295	208,263	(6,968)
3-Month USD-LIBOR Δ	RBS	Pay	4.000%	06/16/15		3,200,000	165,165	180,000	(14,835)
28-Day Mexico Interbank TIIE Banxico	GSC	Pay	8.170%	11/04/16	MXN	1,200,000	3,679	1,757	1,922
3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	CAD	2,100,000	5,562	(1,439)	7,001
3-Month USD-LIBOR	DUB	Pay	5.000%	12/15/35		$1,800,000	(49,367)	(37,080)	(12,287)

Total Interest Rate Swaps							$2,226,531	$242,115	$1,984,416

Total Swap Agreements							$2,591,351	$137,870	$2,453,481

(k)	As of March 31, 2010, securities with total aggregate values of $9,194,554 and $79,933 were fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap contracts, respectively. In addition, $214,276 in cash was segregated as collateral for open futures contracts.

See Notes to Financial Statements	C-42	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2010
(l)	Fair Value Measurements
The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Note to Financial Statements) as of March 31, 2010:

			Level 2	Level 3
	Total Value at	Level 1	Significant	Significant
	March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
Convertible Preferred Stocks (1)	$3,019,201	$3,019,201	$—	$—
Preferred Stocks (1)	10,160	10,160	—	—
Corporate Bonds & Notes	71,759,798	—	71,759,798	—
Mortgage-Backed Securities	59,729,388	—	59,729,388	—
Asset-Backed Securities	1,150,555	—	1,150,555	—
U.S. Government Agency Issues	3,005,588	—	3,005,588	—
U.S. Treasury Obligations	7,364,507	—	7,364,507	—
Foreign Government Bonds & Notes	2,977,149	—	2,977,149	—
Municipal Bonds	3,745,971	—	3,745,971	—
Short-Term Investments	95,532,980	1,066,555	94,466,425	—
Investments in Other Financial Instruments (2)	3,787,068	465,657	3,321,411	—

	252,082,365	4,561,573	247,520,792	—

Liabilities
Investments in Other Financial Instruments (2)	(1,048,991)	(223,332)	(808,763)	(16,896)

Total	$251,033,374	$4,338,241	$246,712,029	$(16,896)

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) for the year ended March 31, 2010:

Change in Net
Unrealized
Appreciation
				Total Change	Transfers		on Level 3
	Value,	Net		in Net	In and/		Holdings Held at
	Beginning	Purchases	Total Net	Unrealized	or Out of	Value,	the End of Year,
	of Year	(Sales)	Realized Gains	Depreciation	Level 3	End of Year	if Applicable

Investments in Other Financial Instruments (2)	$1,003,023	$(1,022,018)	$1,002,577	$(1,000,478)	$—	$(16,896)	$2,396

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments may include open futures contracts, swap contracts, options, and forward foreign currency contracts.

See Notes to Financial Statements	C-43	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments
March 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Financials - 0.1%

Wells Fargo & Co 7.500%	100	$97,700

Total Convertible Preferred Stocks (Cost $100,000)		97,700

	Principal
	Amount
CORPORATE BONDS & NOTES - 16.3%

Consumer Discretionary - 0.6%

Pulte Homes Inc
7.875% due 08/01/11	$500,000	528,750
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	300,000	316,500

		845,250

Consumer Staples - 0.3%

New Albertsons Inc
7.500% due 02/15/11	500,000	520,000

Financials - 15.1%

American Express Bank FSB
0.377% due 05/29/12 §	300,000	295,918
0.380% due 06/12/12 §	500,000	493,300
American Express Credit Corp
5.875% due 05/02/13	200,000	216,799
7.300% due 08/20/13	210,000	235,885
American International Group Inc
8.175% due 05/15/58 §	200,000	170,500
Bank of America Corp
0.743% due 06/11/12 §	GBP 400,000	585,262
Bank of Nova Scotia (Canada)
3.400% due 01/22/15	$300,000	302,279
Citigroup Funding Inc
1.299% due 05/07/10 §	800,000	800,675
5.700% due 06/30/11	1,000,000	1,030,070
Countrywide Financial Corp
5.800% due 06/07/12	400,000	425,418
Dexia Credit Local NY (France)
0.652% due 03/05/13 ~ §	4,400,000	4,407,185
Ford Motor Credit Co LLC
7.250% due 10/25/11	500,000	517,134
9.750% due 09/15/10	1,200,000	1,228,906
HBOS PLC (United Kingdom)
6.750% due 05/21/18 ~	300,000	276,058
ING Bank NV (Netherlands)
3.900% due 03/19/14 ~	4,700,000	4,937,867
Macquarie Bank Ltd (Australia)
3.300% due 07/17/14 ~	700,000	710,130
Merrill Lynch & Co Inc
1.385% due 09/27/12 §	EUR 1,000,000	1,318,231
5.450% due 07/15/14	$300,000	314,055
Metropolitan Life Global Funding I
2.154% due 06/10/11 ~ §	700,000	711,763
5.125% due 04/10/13 ~	100,000	107,435
New York Life Global Funding
4.650% due 05/09/13 ~	300,000	321,406
SLM Corp
3.125% due 09/17/12	EUR 700,000	892,231
The Royal Bank of Scotland PLC (United Kingdom)
4.875% due 03/16/15	400,000	400,302
UBS AG (Switzerland)
1.352% due 02/23/12 §	1,100,000	1,105,849
Wachovia Corp
2.019% due 05/01/13 §	700,000	720,796

		22,525,454

Industrials - 0.3%

International Lease Finance Corp
5.350% due 03/01/12	500,000	490,061

Total Corporate Bonds & Notes (Cost $24,253,980)		24,380,765

MORTGAGE-BACKED SECURITIES - 7.3%

Collateralized Mortgage Obligations - Commercial - 0.3%

JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 “	110,000	107,412
Morgan Stanley Capital I
6.076% due 06/11/49 “ §	100,000	98,927
Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/45 “ §	210,000	213,120

		419,459

Collateralized Mortgage Obligations - Residential - 7.0%

Bear Stearns Adjustable Rate Mortgage Trust
2.530% due 08/25/35 “ §	37,801	35,311
2.560% due 08/25/35 “ §	66,012	61,539
2.760% due 03/25/35 “ §	134,417	125,860
2.934% due 03/25/35 “ §	42,149	39,940
3.539% due 01/25/35 “ §	3,716,498	3,363,741
Citigroup Mortgage Loan Trust Inc
2.510% due 08/25/35 “ §	58,203	52,110
4.248% due 08/25/35 “ §	50,852	45,047
Countrywide Home Loan Mortgage Pass-Through Trust
0.586% due 06/25/35 “ ~ §	41,445	36,572
4.642% due 01/19/34 “ §	311,545	283,967
Fannie Mae
0.596% due 07/25/37 “ §	1,549,137	1,540,108
0.626% due 07/25/37 “ §	1,542,822	1,535,854
0.686% due 05/25/36 “ §	868,654	866,589
0.691% due 02/25/37 “ §	292,274	287,184
GSR Mortgage Loan Trust
2.948% due 09/25/35 “ §	97,635	90,158
MLCC Mortgage Investors Inc
2.312% due 12/25/34 “ §	278,923	258,705
New York Mortgage Trust Inc
5.562% due 05/25/36 “ §	700,000	512,778
Residential Accredit Loans Inc
0.426% due 06/25/46 “ §	190,774	71,028
Structured Asset Mortgage Investments Inc
0.456% due 05/25/46 “ §	163,302	78,457
Wells Fargo Mortgage-Backed Securities Trust
4.482% due 10/25/35 “ §	1,400,000	1,162,324

		10,447,272

Total Mortgage-Backed Securities (Cost $10,869,198)		10,866,731

See Notes to Financial Statements	C-44	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
ASSET-BACKED SECURITIES - 2.7%

Ally Auto Receivables Trust
1.320% due 03/15/12 “ ~	$1,100,000	$1,104,796
AMMC CLO (Cayman)
0.506% due 08/08/17 “ ~ §	200,000	181,694
ARES CLO Funds (Cayman)
0.483% due 03/12/18 “ ~ §	494,669	469,649
First Franklin Mortgage Loan Asset-Backed Certificates
0.296% due 11/25/36 “ §	118,621	115,982
Ford Credit Auto Owner Trust
1.210% due 01/15/12 “	1,000,000	1,003,462
Freddie Mac Structured Pass-Through Securities
0.526% due 09/25/31 “ §	3,005	2,903
Race Point CLO (Cayman)
0.800% due 05/15/15 “ ~ §	1,167,347	1,111,898
Wells Fargo Home Equity Trust
0.496% due 12/25/35 “ ~ §	44,315	43,885

Total Asset-Backed Securities (Cost $4,034,992)		4,034,269

U.S. TREASURY OBLIGATIONS - 82.2%

U.S. Treasury Inflation Protected Securities - 82.0%

0.625% due 04/15/13 ^	1,947,614	1,986,414
0.875% due 04/15/10 ^	2,287,340	2,288,234
1.250% due 04/15/14 ^	1,740,409	1,800,780
1.375% due 07/15/18 ^	602,850	604,216
1.375% due 01/15/20 ^	3,707,141	3,639,371
1.625% due 01/15/15 ^	4,879,167	5,102,540
1.625% due 01/15/18 ^	413,684	423,735
1.750% due 01/15/28 ^	3,309,472	3,139,862
1.875% due 07/15/13 ^	1,179,670	1,249,252
1.875% due 07/15/15 ^	9,468,541	10,028,757
1.875% due 07/15/19 ^	4,058,920	4,187,981
2.000% due 04/15/12 ^	1,388,036	1,454,727
2.000% due 01/15/14 ^	7,563,141	8,037,607
2.000% due 07/15/14 ^	1,149,430	1,223,874
2.000% due 01/15/16 ^	1,091,630	1,159,687
2.000% due 01/15/26 ^	3,384,053	3,374,537
2.125% due 01/15/19 ^	5,954,271	6,281,291
2.125% due 02/15/40 ^	1,403,388	1,395,055
2.375% due 04/15/11 ^	7,532,111	7,779,341
2.375% due 01/15/17 ^	1,826,429	1,974,969
2.375% due 01/15/25 ^	5,321,861	5,580,471
2.375% due 01/15/27 ^	10,960,954	11,428,619
2.500% due 07/15/16 ^	6,007,960	6,572,144
2.500% due 01/15/29 ^	5,247,580	5,559,564
2.625% due 07/15/17 ^	6,376,879	7,017,060
3.000% due 07/15/12 ^	4,729,704	5,099,212
3.375% due 01/15/12 ^	244,038	261,350
3.375% due 04/15/32 ^	183,096	222,662
3.500% due 01/15/11 ^	124,487	128,961
3.625% due 04/15/28 ^	2,103,141	2,568,296
3.875% due 04/15/29 ^	8,633,847	10,959,325

		122,529,894

U.S. Treasury Notes - 0.2%

2.375% due 02/28/15	400,000	397,345

Total U.S. Treasury Obligations (Cost $119,492,186)		122,927,239

FOREIGN GOVERNMENT BONDS & NOTES - 3.9%

Australian Government Bond (Australia)
3.000% due 09/20/25	AUD 600,000	570,647
4.000% due 08/20/15	300,000	450,388
4.000% due 08/20/20	200,000	288,586
Bundesrepublik Deutschland (Germany)
3.750% due 01/04/15	EUR 700,000	1,015,580
4.250% due 07/04/18	200,000	296,490
Canadian Government Bond (Canada)
2.000% due 12/01/14	CAD 500,000	475,124
2.500% due 06/01/15	2,300,000	2,220,718
4.250% due 12/01/21	277,046	359,127
France Government (France)
1.300% due 07/25/19	EUR 100,168	138,779

Total Foreign Government Bonds & Notes (Cost $5,874,016)		5,815,439

MUNICIPAL BONDS - 0.1%

Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	$95,000	75,534
Tobacco Settlement Financing Corp of RI ‘A’
6.000% due 06/01/23	75,000	76,003

Total Municipal Bonds (Cost $157,316)		151,537

SHORT-TERM INVESTMENTS - 1.5%

U.S. Treasury Bills - 0.1%

0.208% due 08/26/10 ‡	1,000	999
0.229% due 08/26/10 ‡	150,000	149,884

		150,883

Shares
Money Market Fund - 0.7%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	995,439	995,439

	Principal
	Amount
Repurchase Agreement - 0.7%

Credit Suisse Securities (USA) LLC
0.010% due 04/01/10 (Dated 03/31/10, repurchase price of $1,100,000; collateralized by U.S. Treasury Note: 2.500% due 03/31/15 value $1,125,709)	$1,100,000	1,100,000

Total Short-Term Investments (Cost $2,246,329)		2,246,322

TOTAL INVESTMENTS - 114.1% (Cost $167,028,017)		170,520,002

OTHER ASSETS & LIABILITIES, NET - (14.1%)		(21,066,843)

NET ASSETS - 100.0%		$149,453,159

See Notes to Financial Statements	C-45	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	82.2%
Corporate Bonds & Notes	16.3%
Mortgage-Backed Securities	7.3%
Foreign Government Bonds & Notes	3.9%
Asset-Backed Securities	2.7%
Short-Term Investments	1.5%
Convertible Preferred Stocks	0.1%
Municipal Bonds	0.1%

114.1%
Other Assets & Liabilities, Net	(14.1%)

100.0%

(b)	As of March 31, 2010, the Fund’s Standard & Poor’s quality ratings on its investments as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	86.0%
AA	4.6%
A	3.6%
BBB	2.4%
BB	0.8%
B	1.3%
NA	1.3%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(e)	Open futures contracts outstanding as of March 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

3-Month Euribor (06/10)	12	EUR 12,000,000	$16,681
3-Month Euribor (12/10)	10	10,000,000	1,182
Euro-Bund 10-Year Notes (06/10)	12	1,200,000	9,671
Euro-Bund 10-Year Notes (06/10)	10	1,000,000	(1,351)
Eurodollar (06/10)	53	$53,000,000	123,737
Eurodollar (09/10)	30	30,000,000	3,675
Eurodollar (06/11)	19	19,000,000	3,600
Eurodollar (06/11)	15	15,000,000	(1,688)
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/10)	8	GBP 4,000,000	1,897

			$157,404

(f)	Forward foreign currency contracts outstanding as of March 31, 2010 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	AUD	410,000	04/10	$(7,543)
Buy	BRL	112,008	04/10	187
Sell	BRL	112,008	04/10	1,042
Sell	BRL	112,008	06/10	(152)
Buy	CAD	46,191	04/10	1,786
Sell	CAD	31,000	04/10	92
Sell	CAD	3,110,000	04/10	(39,319)
Sell	CHF	85,000	05/10	(182)
Buy	CNY	2,330,216	06/10	(2,454)
Sell	CNY	675,580	06/10	1,010
Buy	CNY	2,548,929	11/10	(9,668)
Buy	CNY	663,980	01/11	(2,079)
Buy	EUR	2,247,000	04/10	42,908
Sell	EUR	5,357,000	04/10	201,657
Buy	GBP	318,000	04/10	—
Sell	GBP	318,000	06/10	188
Sell	GBP	378,000	06/10	(2,912)
Sell	JPY	55,157,020	04/10	7,424
Sell	JPY	18,620,900	05/10	—
Buy	KRW	432,069,828	07/10	17,354
Buy	KRW	180,007,000	08/10	4,316
Buy	KRW	825,868,172	11/10	13,844
Buy	KRW	113,350,000	11/10	(674)
Sell	KRW	227,900,000	11/10	297
Buy	MXN	14,857,370	04/10	85,453
Sell	MXN	14,857,370	04/10	(25,513)
Buy	MXN	14,857,370	09/10	24,569
Buy	SGD	1,676,088	06/10	12,305
Sell	SGD	559,720	06/10	54

				$323,990

See Notes to Financial Statements	C-46	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2010
(g)	Transactions in written options for the year ended March 31, 2010 were as follows:

		Notional
	Number of	Amount
	Contracts	in $	Premium

Outstanding, March 31, 2009	23	9,500,000	$135,225
Call Options Written	36	26,300,000	186,395
Put Options Written	52	54,900,000	414,600
Call Options Closed	—	(2,900,000)	(75,305)
Put Options Closed	—	(1,300,000)	(12,773)
Call Options Expired	(37)	(5,700,000)	(38,114)
Put Options Expired	(56)	(21,700,000)	(164,767)

Outstanding, March 31, 2010	18	59,100,000	$445,261

(h)	Premiums received and value of written options outstanding as of March 31, 2010 were as follows:
Foreign Currency Options

	Exercise	Expiration	Counter-	Notional
Description	Price	Date	party	Amount	Premium	Value

Put - OTC Japanese yen vs. U.S. dollar Δ	JPY 88.00	04/20/10	CIT	$1,500,000	$12,945	$(15,196)
Call - OTC Japanese yen vs. U.S. dollar Δ	94.00	04/20/10	CIT	1,500,000	6,900	(15,047)

					$19,845	$(30,243)

Inflation Floor/Cap Options

	Strike	Exercise	Expiration	Counter-	Notional
Description	Index	Index	Date	party	Amount	Premium	Value

Cap - OTC U.S. CPI urban Consumers NSA Δ	215.97	Maximum of ((Index Final/Index Initial - 1) -2.500%) or $0	12/07/10	RBS	$1,200,000	$4,200	$(1,887)
Floor - OTC U.S. CPI urban Consumers NSA	215.97	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or $0	12/14/10	BNP	1,200,000	5,160	(424)
Floor - OTC U.S. CPI urban Consumers NSA	215.95	Maximum of (1-(Index Final/Index Initial)) or $0	03/20/20	CIT	1,200,000	10,320	(9,872)

						$19,680	$(12,183)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Call - OTC 7-Year Interest Rate Swap	Receive	2.750%	04/19/10	DUB	$2,400,000	$11,040	$(39)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BNP	2,000,000	19,200	(27)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	BRC	1,000,000	13,000	(14)
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	04/19/10	DUB	3,200,000	37,520	(43)
Put - OTC 7-Year Interest Rate Swap	Pay	4.000%	04/19/10	DUB	2,400,000	12,960	(50)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	BRC	1,000,000	7,950	(309)
Put - OTC 10-Year Interest Rate Swap	Pay	4.250%	04/19/10	DUB	3,200,000	29,945	(988)
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	04/19/10	BNP	2,000,000	9,700	—
Call - OTC 10-Year Interest Rate Swap	Receive	3.500%	06/14/10	BRC	1,000,000	6,100	(3,028)
Call - OTC 10-Year Interest Rate Swap	Receive	3.500%	06/14/10	CIT	2,500,000	25,000	(7,570)
Call - OTC 10-Year Interest Rate Swap	Receive	3.500%	06/14/10	MSC	3,800,000	18,240	(11,506)
Put - OTC 10-Year Interest Rate Swap	Pay	4.500%	06/14/10	BRC	1,000,000	2,450	(2,399)
Put - OTC 10-Year Interest Rate Swap	Pay	4.500%	06/14/10	CIT	2,500,000	24,625	(5,998)
Put - OTC 10-Year Interest Rate Swap	Pay	4.500%	06/14/10	MSC	3,800,000	9,690	(9,116)
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BNP	1,000,000	9,175	(5)
Put - OTC 5-Year Interest Rate Swap	Pay	5.000%	06/15/10	BRC	3,000,000	28,770	(14)
Put - OTC 5-Year Interest Rate Swap	Pay	5.800%	06/28/10	CSF	1,000,000	5,650	—
Call - OTC 10-Year Interest Rate Swap	Receive	3.250%	08/31/10	BRC	2,200,000	6,270	(6,293)
Put - OTC 10-Year Interest Rate Swap	Pay	4.750%	08/31/10	BRC	2,200,000	9,515	(11,712)
Put - OTC 5-Year Interest Rate Swap	Pay	5.500%	08/31/10	DUB	1,000,000	10,774	(89)
Put - OTC 7-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	2,900,000	22,959	(228)
Put - OTC 10-Year Interest Rate Swap	Pay	6.000%	08/31/10	RBS	600,000	5,925	(144)
Put - OTC 7-Year Interest Rate Swap	Pay	5.365%	09/20/10	RBS	2,000,000	39,845	(1,295)
Put - OTC 5-Year Interest Rate Swap	Pay	4.000%	12/01/10	RBS	4,100,000	26,445	(27,337)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	200,000	1,320	(216)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	500,000	3,400	(541)

						$397,468	$(88,961)

See Notes to Financial Statements	C-47	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2010
Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Put - CBOT U.S. Treasury Note Futures (05/10)	$114.00	04/23/10	MER	7	$3,342	$(328)
Call - CBOT U.S. Treasury Note Futures (05/10)	119.00	04/23/10	MER	7	3,311	(875)
Put - CBOT U.S.Treasury Note Futures (06/10)	114.00	05/21/10	MER	2	948	(344)
Call - CBOT U.S.Treasury Note Futures (06/10)	119.00	05/21/10	MER	2	667	(687)

					$8,268	$(2,234)

Total Written Options					$445,261	$(133,621)

(i)	Swap agreements outstanding as of March 31, 2010 were as follows:
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

	Fixed Deal			Implied Credit			Upfront
	Pay	Expiration	Counter-	Spread at	Notional		Premiums Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/10 (3)	Amount (4)	Value (5)	(Received)	Depreciation

New Albertsons Inc 7.250% due 05/01/13	(1.000%)	03/20/11	DUB	1.899%	$500,000	$4,202	$5,035	$(833)
Pulte Homes Inc 5.250% due 01/15/14	(1.000%)	09/20/11	DUB	1.069%	500,000	369	1,857	(1,488)
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18	(1.000%)	03/20/13	DUB	1.087%	300,000	672	5,065	(4,393)

						$5,243	$11,957	$(6,714)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

General Electric Capital Corp 5.625% due 09/15/17 Δ	1.000%	03/20/11	MSC	0.929%	$1,600,000	$1,549	$(13,156)	$14,705
American International Group Inc 6.250% due 05/01/36	1.950%	03/20/13	DUB	2.008%	1,200,000	(1,333)		— (1,333)

						$216	$(13,156)	$13,372

Total Credit Default Swaps						$5,459	$(1,199)	$6,658

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	C-48	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2010
Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

France CPI Excluding Tobacco	BRC	Pay	2.103%	10/15/10	EUR 500,000	$23,013	$(416)	$23,429
France CPI Excluding Tobacco Δ	JPM	Pay	2.261%	07/14/11	500,000	29,440	—	29,440
France CPI Excluding Tobacco	JPM	Pay	2.028%	10/15/11	200,000	8,268	—	8,268
BRL - CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL 1,300,000	(28,796)	(18,939)	(9,857)
BRL - CDI Compounded	BRC	Pay	10.680%	01/02/12	800,000	(8,040)	(6,967)	(1,073)
BRL - CDI Compounded	GSC	Pay	11.670%	01/02/12	200,000	2,190	1,620	570
BRL - CDI Compounded	HSB	Pay	14.765%	01/02/12	2,300,000	111,109	15,333	95,776
BRL - CDI Compounded	MER	Pay	14.765%	01/02/12	100,000	4,831	191	4,640
BRL - CDI Compounded Δ	GSC	Pay	11.890%	01/02/13	3,500,000	1,170	2,160	(990)
BRL - CDI Compounded Δ	HSB	Pay	11.890%	01/02/13	1,400,000	468	1,943	(1,475)
BRL - CDI Compounded Δ	MSC	Pay	11.980%	01/02/13	900,000	1,024	—	1,024
BRL - CDI Compounded Δ	BRC	Pay	12.285%	01/02/13	800,000	3,938	2,511	1,427
3-Month USD-LIBOR Δ	RBS	Pay	4.000%	06/16/15	$1,800,000	92,905	101,700	(8,795)

Total Interest Rate Swaps						$241,520	$99,136	$142,384

Total Swap Agreements						$246,979	$97,937	$149,042

(j)	As of March 31, 2010, securities with the total aggregate values of $999 and $149,884 were fully or partially segregated with the broker(s)/custodian as collateral for open futures and swap contracts.

(k)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total	Level 1	Significant	Significant
		Value at	Quoted	Observable	Unobservable
		March 31, 2010	Price	Inputs	Inputs

Assets
	Convertible Preferred Stocks (1)	$97,700	$97,700	$—	$—
	Corporate Bonds & Notes	24,380,765	—	24,380,765	—
	Mortgage-Backed Securities	10,866,731	—	10,866,731	—
	Asset-Backed Securities	4,034,269	—	2,271,028	1,763,241
	U.S. Treasury Obligations	122,927,239	—	122,927,239	—
	Foreign Government Bonds & Notes	5,815,439	—	5,815,439	—
	Municipal Bonds	151,537	—	151,537	—
	Short-Term Investments	2,246,322	995,439	1,250,883	—
	Investments in Other Financial Instruments (2)	860,077	160,443	699,634	—

		171,380,079	1,253,582	168,363,256	1,763,241

Liabilities
	Investments in Other Financial Instruments (2)	(265,325)	(5,273)	(247,869)	(12,183)

	Total	$171,114,754	$1,248,309	$168,115,387	$1,751,058

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (see Note 10 in Notes to Financial Statements) for the year ended March 31, 2010:

							Change in Net
							Unrealized
							Appreciation
				Total Change	Transfers		on Level 3
	Value,	Net		in Net	In and/		Holdings Held at
	Beginning	Purchases	Total Net	Unrealized	or Out of	Value,	the End of Year,
	of Year	(Sales)	Realized Gains	Depreciation	Level 3	End of Year	if Applicable

Asset-Backed Securities	$—	$1,766,272	$5,189	$(8,220)	$—	$1,763,241	$(8,220)
Investments in Other Financial Instruments (2)	246,309	(238,203)	224,379	(183,947)	(60,721)	(12,183)	7,497

	$246,309	$1,528,069	$229,568	$(192,167)	$(60,721)	$1,751,058	$(723)

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

(2)	Investments in other financial instruments may include open futures contracts, swap contracts, options, and forward foreign currency contracts.

See Notes to Financial Statements	C-49	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 98.7%

Consumer Discretionary - 16.4%

Amazon.com Inc *	15,000	$2,035,950
CarMax Inc *	14,500	364,240
Comcast Corp ‘A’	26,200	493,084
DeVry Inc	8,900	580,280
International Game Technology	72,900	1,345,005
McDonald’s Corp	30,500	2,034,960
priceline.com Inc *	2,800	714,000
The Sherwin-Williams Co	19,600	1,326,528
Time Warner Cable Inc	20,800	1,108,848

		10,002,895

Consumer Staples - 6.1%

Colgate-Palmolive Co	10,900	929,334
Kellogg Co	25,300	1,351,779
The Procter & Gamble Co	7,300	461,871
Wal-Mart Stores Inc	17,700	984,120

		3,727,104

Energy - 4.3%

Baker Hughes Inc	12,100	566,764
EOG Resources Inc	7,200	669,168
Southwestern Energy Co *	26,700	1,087,224
Suncor Energy Inc (Canada)	9,900	322,146

		2,645,302

Financials - 8.8%

BlackRock Inc	5,300	1,154,128
CME Group Inc	4,200	1,327,662
IntercontinentalExchange Inc *	10,000	1,121,800
JPMorgan Chase & Co	24,700	1,105,325
MSCI Inc ‘A’ *	19,000	685,900

		5,394,815

Health Care - 18.2%
Alcon Inc (Switzerland)	6,400	1,033,984
Allergan Inc	33,800	2,207,816
Amgen Inc *	15,900	950,184
Covidien PLC (Ireland)	37,800	1,900,584
Express Scripts Inc *	15,400	1,567,104
Johnson & Johnson	9,000	586,800
Medco Health Solutions Inc *	12,800	826,368
Talecris Biotherapeutics Holdings Corp *	38,107	759,092
Zimmer Holdings Inc *	21,800	1,290,560

		11,122,492

Industrials - 10.8%

General Dynamics Corp	9,100	702,520
Illinois Tool Works Inc	20,900	989,824
Parker-Hannifin Corp	14,800	958,152
Union Pacific Corp	21,300	1,561,290
United Technologies Corp	20,800	1,531,088
Verisk Analytics Inc ‘A’ *	30,100	848,820

		6,591,694

Information Technology - 30.6%

Adobe Systems Inc *	24,800	877,176
Apple Inc *	17,800	4,181,754
Cisco Systems Inc *	88,200	2,295,846
Google Inc ‘A’ *	4,600	2,608,246
MasterCard Inc ‘A’	9,500	2,413,000
Oracle Corp	50,100	1,287,069
QUALCOMM Inc	51,900	2,179,281
Red Hat Inc *	15,400	450,758
Visa Inc ‘A’	26,400	2,403,192

		18,696,322

Materials - 2.7%

Praxair Inc	20,000	1,660,000

Telecommunication Services - 0.8%

American Tower Corp ‘A’ *	11,200	477,232

Total Common Stocks (Cost $48,884,997)		60,317,856

EXCHANGE-TRADED FUND - 0.5%

iShares Russell 1000 Growth Index Fund	5,900	306,505

Total Exchange-Traded Fund (Cost $271,336)		306,505

SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	763,389	763,389

Total Short-Term Investment (Cost $763,389)		763,389

TOTAL INVESTMENTS - 100.5% (Cost $49,919,722)		61,387,750

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(281,643)

NET ASSETS - 100.0%		$61,106,107

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Information Technology	30.6%
Health Care	18.2%
Consumer Discretionary	16.4%
Industrials	10.8%
Financials	8.8%
Consumer Staples	6.1%
Energy	4.3%
Materials	2.7%
Short-Term Investment	1.3%
Telecommunication Services	0.8%
Exchange-Traded Fund	0.5%

100.5%
Other Assets & Liabilities, Net	(0.5%)

100.0%

See Notes to Financial Statements	C-50	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2010
(b)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks (1)	$60,317,856	$60,317,856	$—	$—
	Exchange-Traded Fund	306,505	306,505	—	—
	Short-Term Investment	763,389	763,389	—	—

	Total	$61,387,750	$61,387,750	$—	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-51	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 95.1%

Consumer Discretionary - 16.9%

Comcast Corp ‘A’	308,314	$5,802,469
DIRECTV ‘A’ *	40,306	1,362,746
J.C. Penney Co Inc	25,800	829,986
Lowe’s Cos Inc	54,300	1,316,232
Macy’s Inc	29,673	645,981
News Corp ‘B’	112,800	1,918,728
Target Corp	8,300	436,580
The Home Depot Inc	47,800	1,546,330
Time Warner Cable Inc	34,481	1,838,182
Time Warner Inc	50,833	1,589,548
Viacom Inc ‘B’ *	127,950	4,398,921

		21,685,703

Consumer Staples - 10.7%

Altria Group Inc	56,300	1,155,276
CVS Caremark Corp	47,700	1,743,912
Kraft Foods Inc ‘A’	78,002	2,358,780
PepsiCo Inc	6,100	403,576
Philip Morris International Inc	29,000	1,512,640
The Coca-Cola Co	19,900	1,094,500
The Procter & Gamble Co	9,200	582,084
Unilever NV ‘NY’ (Netherlands)	63,600	1,918,176
Wal-Mart Stores Inc	52,200	2,902,320

		13,671,264

Energy - 7.2%

BP PLC ADR (United Kingdom)	16,400	935,948
Chevron Corp	31,100	2,358,313
ConocoPhillips	34,800	1,780,716
Halliburton Co	66,600	2,006,658
Royal Dutch Shell PLC ADR (United Kingdom)	22,100	1,278,706
Total SA ADR (France)	16,100	934,122

		9,294,463

Financials - 24.8%

Aflac Inc	13,600	738,344
Bank of America Corp	187,201	3,341,538
Berkshire Hathaway Inc ‘B’ *	15,500	1,259,685
Citigroup Inc *	300,400	1,216,620
JPMorgan Chase & Co	96,000	4,296,000
MetLife Inc	45,900	1,989,306
Primerica Inc *	1,000	15,000
State Street Corp	11,900	537,166
The Bank of New York Mellon Corp	92,339	2,851,428
The Chubb Corp	129,180	6,697,983
The Goldman Sachs Group Inc	6,800	1,160,284
The PNC Financial Services Group Inc	30,200	1,802,940
The Travelers Cos Inc	47,586	2,566,789
Torchmark Corp	17,500	936,425
U.S. Bancorp	39,400	1,019,672
Wells Fargo & Co	42,200	1,313,264

		31,742,444

Health Care - 13.7%

Abbott Laboratories	18,700	985,116
Boston Scientific Corp *	63,800	460,636
Bristol-Myers Squibb Co	99,004	2,643,407
Cardinal Health Inc	66,800	2,406,804
Eli Lilly & Co	42,300	1,532,106
GlaxoSmithKline PLC ADR (United Kingdom)	17,000	654,840
Merck & Co Inc	59,630	2,227,180
Pfizer Inc	206,957	3,549,313
Roche Holding AG ADR (Switzerland)	24,600	996,792
UnitedHealth Group Inc *	33,500	1,094,445
WellPoint Inc *	16,500	1,062,270

		17,612,909

Industrials - 4.1%

Emerson Electric Co	18,600	936,324
General Electric Co	108,000	1,965,600
Honeywell International Inc	23,600	1,068,372
Ingersoll-Rand PLC (Ireland)	35,100	1,223,937

		5,194,233

Information Technology - 10.3%

Accenture PLC ‘A’ (Ireland)	17,100	717,345
Cisco Systems Inc *	53,900	1,403,017
Dell Inc *	70,367	1,056,209
eBay Inc *	128,100	3,452,295
Hewlett-Packard Co	26,300	1,397,845
Intel Corp	93,200	2,074,632
KLA-Tencor Corp	20,000	618,400
Microsoft Corp	13,400	392,218
The Western Union Co	20,900	354,464
Yahoo! Inc *	104,300	1,724,079

		13,190,504

Materials - 3.7%

Alcoa Inc	68,400	974,016
E.I. du Pont de Nemours & Co	20,699	770,831
International Paper Co	123,070	3,028,753

		4,773,600

Telecommunication Services - 3.4%

AT&T Inc	51,100	1,320,424
Verizon Communications Inc	62,800	1,948,056
Vodafone Group PLC ADR (United Kingdom)	45,000	1,048,050

		4,316,530

Utilities - 0.3%

Sempra Energy	8,000	399,200

Total Common Stocks (Cost $105,208,804)		121,880,850

SHORT-TERM INVESTMENTS - 4.7%

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	70,744	70,744

See Notes to Financial Statements	C-52	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments (Continued)
March 31, 2010

	Principal
	Amount	Value
U.S. Government Agency Issue - 4.6%

Federal Home Loan Bank
0.001% due 04/01/10	$6,000,000	$6,000,000

Total Short-Term Investments (Cost $6,070,744)		6,070,744

TOTAL INVESTMENTS - 99.8% (Cost $111,279,548)		127,951,594

OTHER ASSETS & LIABILITIES, NET - 0.2%		217,525

NET ASSETS - 100.0%		$128,169,119

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Financials	24.8%
Consumer Discretionary	16.9%
Health Care	13.7%
Consumer Staples	10.7%
Information Technology	10.3%
Energy	7.2%
Short-Term Investments	4.7%
Industrials	4.1%
Materials	3.7%
Telecommunication Services	3.4%
Utilities	0.3%

99.8%

Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(c)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks (1)	$121,880,850	$121,880,850	$—	$—
	Short-Term Investments	6,070,744	70,744	6,000,000	—

	Total	$127,951,594	$121,951,594	$6,000,000	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-53	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments
March 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.5%

Health Care - 1.0%

Ironwood Pharmaceuticals Inc ‘H’ 8.000% * + Δ	42,012	$520,529

Industrials - 0.5%

Better Place LLC ‘B’ 8.000% * Δ	98,662	295,986

Total Convertible Preferred Stocks (Cost $776,892)		816,515

COMMON STOCKS - 97.9%

Consumer Discretionary - 26.6%

Ctrip.com International Ltd ADR (Cayman) *	52,292	2,049,846
Discovery Communications Inc ‘C’ *	18,938	556,967
Gafisa SA ADR (Brazil)	41,932	576,146
Groupe Aeroplan Inc (Canada)	56,886	596,501
Las Vegas Sands Corp *	38,671	817,892
Li & Fung Ltd (Bermuda) +	408,200	2,007,510
Morningstar Inc *	20,525	987,047
Netflix Inc *	8,195	604,299
New Oriental Education & Technology Group ADR (Cayman) *	10,470	895,290
NVR Inc *	1,061	770,817
priceline.com Inc *	6,565	1,674,075
Sears Holdings Corp *	5,543	601,027
Strayer Education Inc	3,424	833,812
Wynn Resorts Ltd	21,644	1,641,265

		14,612,494

Consumer Staples - 1.7%

Mead Johnson Nutrition Co	17,969	934,927

Energy - 6.2%

Petrohawk Energy Corp *	16,086	326,224
Range Resources Corp	26,288	1,232,119
Ultra Petroleum Corp (Canada) *	39,660	1,849,346

		3,407,689

Financials - 12.1%

Calamos Asset Management Inc ‘A’	26,095	374,202
CIT Group Inc *	15,616	608,399
Greenhill & Co Inc	11,957	981,550
IntercontinentalExchange Inc *	7,349	824,411
Leucadia National Corp *	43,885	1,088,787
Moody’s Corp	12,703	377,914
MSCI Inc ‘A’ *	46,026	1,661,539
T. Rowe Price Group Inc	13,892	763,088

		6,679,890

Health Care - 9.3%

Allergan Inc	10,175	664,631
Gen-Probe Inc *	22,135	1,106,750
Illumina Inc *	37,528	1,459,839
Intuitive Surgical Inc *	2,318	806,965
Ironwood Pharmaceuticals Inc * Δ	2,614	35,341
Techne Corp	16,110	1,026,046

		5,099,572

Industrials - 13.1%

C.H. Robinson Worldwide Inc	15,297	854,337
Covanta Holding Corp *	26,405	439,907
Expeditors International of Washington Inc	31,685	1,169,810
Fastenal Co	18,589	892,086
IHS Inc ‘A’ *	12,833	686,181
Intertek Group PLC (United Kingdom) +	55,703	1,232,630
The Corporate Executive Board Co	17,108	454,902
Verisk Analytics Inc ‘A’ *	52,931	1,492,654

		7,222,507

Information Technology - 21.4%

Akamai Technologies Inc *	36,237	1,138,204
Alibaba.com Ltd (Cayman) +	403,600	810,618
Autodesk Inc *	26,441	777,894
Baidu Inc ADR (Cayman) *	4,515	2,695,455
Equinix Inc *	6,103	594,066
Monster Worldwide Inc *	23,788	395,119
NVIDIA Corp *	14,223	247,196
Palm Inc *	58,404	219,599
Redecard SA (Brazil)	66,682	1,233,637
Rovi Corp *	14,455	536,714
salesforce.com inc *	23,032	1,714,732
Teradata Corp *	49,181	1,420,839

		11,784,073

Materials - 6.4%

Intrepid Potash Inc *	20,655	626,466
Martin Marietta Materials Inc	11,605	969,598
Nalco Holding Co	38,452	935,537
Rockwood Holdings Inc *	27,655	736,176
Texas Industries Inc	7,379	252,140

		3,519,917

Telecommunication Services - 1.1%

Millicom International Cellular SA (Luxembourg)	6,589	587,410

Total Common Stocks (Cost $42,608,247)		53,848,479

SHORT-TERM INVESTMENT - 1.3%

Money Market Fund - 1.3%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	728,987	728,987

Total Short-Term Investment (Cost $728,987)		728,987

TOTAL INVESTMENTS - 100.7% (Cost $44,114,126)		55,393,981

OTHER ASSETS & LIABILITIES, NET - (0.7%)		(399,712)

NET ASSETS - 100.0%		$54,994,269

See Notes to Financial Statements	C-54	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2010
Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	26.6%
Information Technology	21.4%
Industrials	13.6%
Financials	12.1%
Health Care	10.3%
Materials	6.4%
Energy	6.2%
Consumer Staples	1.7%
Short-Term Investment	1.3%
Telecommunication Services	1.1%

100.7%

Other Assets & Liabilities, Net	(0.7%)

100.0%

(b)	Securities with a total aggregate value of $4,571,287 or 8.3% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(c)	1.5% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(d)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Convertible Preferred Stocks (1)	$816,515	$—	$—	$816,515
	Common Stocks
	Consumer Discretionary	14,612,494	12,604,984	2,007,510	—
	Consumer Staples	934,927	934,927	—	—
	Energy	3,407,689	3,407,689	—	—
	Financials	6,679,890	6,679,890	—	—
	Health Care	5,099,572	5,099,572	—	—
	Industrials	7,222,507	5,989,877	1,232,630	—
	Information Technology	11,784,073	10,973,455	810,618	—
	Materials	3,519,917	3,519,917	—	—
	Telecommunication Services	587,410	587,410	—	—

		53,848,479	49,797,721	4,050,758	—
	Short-Term Investment	728,987	728,987	—	—

	Total	$55,393,981	$50,526,708	$4,050,758	$816,515

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) for the year ended March 31, 2010:

Change in Net
Unrealized
Appreciation
				Total Change	Transfers		on Level 3
	Value,	Net	Total Net	in Net	In and/		Holdings Held at
	Beginning	Purchases	Realized Gains	Unrealized	or Out of	Value,	the End of Year,
	of Year	(Sales)	(Losses)	Appreciation	Level 3	End of Year	if Applicable

Convertible Preferred Stocks (1)	$132,336	$644,556	$—	$39,623	$—	$816,515	$39,623

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-55	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
Schedule of Investments
March 31, 2010

	Shares	Value
COMMON STOCKS - 95.2%

Consumer Discretionary - 4.6%

Morgans Hotel Group Co *	23,324	$149,507
Starwood Hotels & Resorts Worldwide Inc	32,587	1,519,858

		1,669,365

Financials - 89.3%

Acadia Realty Trust REIT	21,233	379,221
AMB Property Corp REIT	16,276	443,358
Apartment Investment & Management Co ‘A’ REIT	6,740	124,083
AvalonBay Communities Inc REIT	19,149	1,653,516
Boston Properties Inc REIT	22,789	1,719,202
Brookfield Properties Corp (Canada)	75,259	1,155,978
Camden Property Trust REIT	15,996	665,914
Colony Financial Inc REIT	7,310	146,200
Cousins Properties Inc REIT	44,924	373,318
CreXus Investment Corp REIT	6,780	90,649
DCT Industrial Trust Inc REIT	46,000	240,580
DiamondRock Hospitality Co REIT *	121	1,223
Digital Realty Trust Inc REIT	3,410	184,822
Douglas Emmett Inc REIT	3,530	54,256
Duke Realty Corp REIT	11,150	138,260
Equity Lifestyle Properties Inc REIT	14,144	762,079
Equity One Inc REIT	281	5,308
Equity Residential REIT	87,095	3,409,769
Essex Property Trust Inc REIT	450	40,478
Extendicare REIT (Canada)	1,580	16,288
Federal Realty Investment Trust REIT	10,939	796,469
Forest City Enterprises Inc ‘A’ *	52,433	755,560
HCP Inc REIT	40,430	1,334,190
Healthcare Realty Trust Inc REIT	35,049	816,291
Host Hotels & Resorts Inc REIT	101,602	1,488,469
HRPT Properties Trust REIT	6,910	53,760
Kilroy Realty Corp REIT	5,574	171,902
Kite Realty Group Trust REIT	11,830	55,956
Lexington Realty Trust REIT	520	3,385
Liberty Property Trust REIT	10,911	370,319
LTC Properties Inc REIT	2,480	67,109
Mack-Cali Realty Corp REIT	15,989	563,612
Nationwide Health Properties Inc REIT	2,490	87,524
Parkway Properties Inc REIT	1,140	21,409
Pebblebrook Hotel Trust REIT *	5,540	116,506
Plum Creek Timber Co Inc REIT	31,139	1,211,619
Post Properties Inc REIT	14,170	312,023
PS Business Parks Inc REIT	4,932	263,369
Public Storage REIT	21,487	1,976,589
Rayonier Inc REIT	3,920	178,086
Regency Centers Corp REIT	35,501	1,330,223
Retail Opportunity Investments Corp *	28,463	288,046
Senior Housing Properties Trust REIT	50,723	1,123,515
Simon Property Group Inc REIT	45,727	3,836,495
Sovran Self Storage Inc REIT	2,912	101,512
Starwood Property Trust Inc REIT	10,950	211,335
Taubman Centers Inc REIT	4,563	182,155
The Macerich Co REIT	1,763	67,541
Ventas Inc REIT	15,030	713,624
Vornado Realty Trust REIT	31,381	2,375,572

		32,478,667

Health Care - 1.3%

Assisted Living Concepts Inc ‘A’ *	12,210	400,976
Capital Senior Living Corp *	12,030	63,278

		464,254

Total Common Stocks (Cost $23,814,703)		34,612,286

SHORT-TERM INVESTMENT - 4.5%

Money Market Fund - 4.5%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,616,539	1,616,539

Total Short-Term Investment (Cost $1,616,539)		1,616,539

TOTAL INVESTMENTS - 99.7% (Cost $25,431,242)		36,228,825

OTHER ASSETS & LIABILITIES, NET - 0.3%		123,201

NET ASSETS - 100.0%		$36,352,026

Notes to Schedule of Investments
(a)	As of March 31, 2010, the Fund was diversified by property sector as a percentage of net assets as follows:

Specialized	25.4%
Residential	19.2%
Retail	18.3%
Diversified	10.1%
Office	8.0%
Real Estate Operating Companies	5.2%
Hotels, Resorts & Cruise Lines	4.6%
Industrial	1.9%
Health Care Facilities	1.3%
Mortgage	1.2%

95.2%
Short-Term Investment	4.5%

Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s holdings as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 10 in Notes to Financial Statements) as of March 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		March 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs

Assets
	Common Stocks (1)	$34,612,286	$34,612,286	$—	$—
	Short-Term Investment	1,616,539	1,616,539	—	—

	Total	$36,228,825	$36,228,825	$—	$—

(1)	For equity securities categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	C-56	See explanation of symbols and terms, if any, on page C-57

PACIFIC LIFE FUNDS
Schedule of Investments
Explanation of Symbols and Terms
March 31, 2010
Explanation of Symbols:

*	Non-income producing securities.

“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of March 31, 2010.

Ω	Securities were in default as of March 31,2010.

±	The security is a perpetual bond and has no definite maturity date.

∞	Unsettled position. Contract rates do not take effect until settlement date.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Securities were fully/partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, written option contracts and/or swap contracts, if any, as of March 31, 2010.

Δ	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to the Funds’ policy and procedures (See Note 2G in Notes to Financial Statements).

+	Securities were fair valued under procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable (See Note 2A in Notes to Financial Statements).
Counterparty Abbreviations:

BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBS	Royal Bank of Scotland
UBS	UBS
Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
TWD	Taiwanese Dollar
USD	United States Dollar
Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CPI	Consumer Price Index
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible
(Non-convertible savings shares on Italian Stock Exchanges)
SDR	Swedish Depositary Receipt
VVPR	Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)
XAMS	Amsterdam Stock Exchange
XVTX	Virt-X Pan European Stock Exchange
Note: The descriptions and Standard & Poor’s quality ratings of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements	C-57

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2010

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund	Fund

ASSETS
Investments, at cost	$145,852,701	$165,523,181	$544,325,638	$505,400,406	$199,639,549	$34,611,815	$19,442,075	$82,611,040

Investments in affiliates, at value	$156,442,845	$172,873,718	$546,621,563	$497,984,338	$201,623,593	$—	$—	$—
Investments, at value	243,392	222,192	1,253,798	378,244	—	34,611,815	25,621,897	86,600,370
Cash (1)	—	—	—	—	—	—	—	165,651
Foreign currency held, at value (1), (2)	—	—	—	—	—	—	—	79,475
Receivables:
Dividends and interest	—	—	—	—	—	14,489	5,858	261,851
Foreign tax reclaim	—	—	—	—	—	—	—	73,808
Fund shares sold	1,762,075	827,008	2,968,760	2,557,540	252,849	190,960	—	250,522
Securities sold	—	—	—	—	160,481	—	91,376	386,337
Variation margin	—	—	—	—	—	—	—	6,641
Due from adviser	25,631	22,489	58,811	51,392	22,952	18,114	6,869	36,501
Prepaid expenses and other assets	18,803	18,801	36,449	33,643	20,959	6,786	4,710	7,123

Total Assets	158,492,746	173,964,208	550,939,381	501,005,157	202,080,834	34,842,164	25,730,710	87,868,279

LIABILITIES
Payables:
Fund shares redeemed	276,965	695,996	1,637,651	4,153,582	1,650,628	142,591	35	20,313
Securities purchased	243,392	222,192	1,253,798	378,244	—	—	—	1,423,792
Due to custodian	—	—	—	—	160,481	—	—	—
Accrued advisory fees	26,099	28,612	90,524	82,628	33,627	—	12,864	45,427
Accrued administration fees	—	—	—	—	—	—	6,432	20,966
Accrued support service expenses	11,696	13,189	41,308	39,566	16,175	3,733	1,991	6,470
Accrued custodian fees and expenses	2,550	2,550	2,550	2,550	2,550	4,209	5,438	28,268
Accrued legal, audit and tax service fees	27,305	30,927	97,060	93,077	38,094	8,652	4,679	15,282
Accrued deferred trustee compensation and expenses	908	1,548	5,100	4,924	1,914	3,725	1,969	3,823
Accrued distribution and/or service fees	11,914	12,541	40,489	37,668	14,193	1,543	1,233	4,039
Accrued transfer agency out-of-pocket expenses	15,750	18,884	62,417	61,995	25,644	4,607	2,263	7,303
Accrued other	10,572	12,073	37,932	36,182	14,775	4,180	2,409	8,663

Total Liabilities	627,151	1,038,512	3,268,829	4,890,416	1,958,081	173,240	39,313	1,584,346

NET ASSETS	$157,865,595	$172,925,696	$547,670,552	$496,114,741	$200,122,753	$34,668,924	$25,691,397	$86,283,933

(1)	Includes margin deposits of $211,802 held as collateral for futures contracts in the PL International Value Fund.

(2)	The cost of foreign currency for the PL International Value Fund was $78,253.
See Notes to Financial Statements
D-1

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2010

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund (1)	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$151,987,246	$172,621,876	$565,334,731	$540,196,775	$230,120,095	$34,672,441	$31,348,563	$130,388,497
Undistributed/accumulated net investment income (loss)	778,905	1,497,808	4,542,909	3,042,265	1,132,279	(3,665)	(1,955)	302,691
Undistributed/accumulated net realized gain (loss)	(5,734,092)	(8,766,717)	(25,756,811)	(40,086,475)	(33,113,665)	148	(11,835,033)	(48,407,052)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	10,833,536	7,572,729	3,549,723	(7,037,824)	1,984,044	—	6,179,822	3,999,797

NET ASSETS	$157,865,595	$172,925,696	$547,670,552	$496,114,741	$200,122,753	$34,668,924	$25,691,397	$86,283,933

Class A Shares:
Net Assets	$68,938,271	$78,159,552	$247,213,485	$225,236,209	$98,669,022	$34,668,924	$25,691,397	$86,283,933
Shares of beneficial interest outstanding	6,620,300	7,414,505	22,858,713	21,080,126	9,258,763	34,679,729	2,730,989	9,391,301
Net Asset Value per share*	$10.41	$10.54	$10.81	$10.68	$10.66	$1.00	$9.41	$9.19
Sales Charge - Maximum is 5.50% of offering price	0.61	0.61	0.63	0.62	0.62	—	0.55	0.53

Maximum offering price per share	$11.02	$11.15	$11.44	$11.30	$11.28	$1.00	$9.96	$9.72

Class B Shares:**
Net Assets	$13,335,697	$19,202,301	$65,335,683	$68,750,615	$28,776,311
Shares of beneficial interest outstanding	1,290,277	1,834,094	6,082,192	6,501,786	2,749,973

Net Asset Value and offering price per share*	$10.34	$10.47	$10.74	$10.57	$10.46

Class C Shares:**
Net Assets	$67,619,630	$65,085,560	$210,889,096	$189,917,078	$68,229,651
Shares of beneficial interest outstanding	6,547,328	6,217,865	19,658,434	18,004,286	6,520,769

Net Asset Value and offering price per share*	$10.33	$10.47	$10.73	$10.55	$10.46

Class R Shares:**
Net Assets	$7,971,997	$10,478,283	$24,232,288	$12,210,839	$4,447,769
Shares of beneficial interest outstanding	768,216	996,558	2,248,938	1,144,057	419,121

Net Asset Value per share	$10.38	$10.51	$10.77	$10.67	$10.61

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

**	Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (see Note 1 in Notes to Financial Statements).

(1)	PL Money Market Fund is not subject to a front-end sales load.
See Notes to Financial Statements

D-2

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2010

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL International	PL Small-Cap	PL Main Street
	Value	Bond	Rate Loan	PL Growth LT	Equity	Large-Cap	Value	Core
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments, at cost	$142,933,994	$73,650,741	$54,136,604	$70,709,149	$85,187,642	$93,960,224	$32,107,928	$126,311,913

Investments, at value	$161,919,118	$74,258,897	$55,417,203	$88,973,647	$102,155,755	$107,321,883	$38,124,616	$147,913,539
Cash	—	—	4,440	—	—	—	—	—
Foreign currency held, at value (1)	—	—	—	15	—	3	—	—
Receivables:
Dividends and interest	367,825	417,122	182,715	108,562	100,175	350,242	52,603	210,254
Foreign tax reclaim	16,079	—	—	29,271	—	112,441	—	—
Fund shares sold	183,827	91,038	104,341	86,615	2,737	384,925	—	299,364
Securities sold	—	2,286,160	3,373,883	—	330,104	—	131,098	146,367
Variation margin	—	12,033	—	—	—	—	—	—
Due from adviser	28,863	20,824	23,302	15,835	24,240	31,839	11,436	4,723
Forward foreign currency contracts appreciation	—	—	—	141,543	—	—	—	—
Prepaid expenses and other assets	9,789	6,370	1,787	7,107	7,260	7,806	1,538	5,364

Total Assets	162,525,501	77,092,444	59,107,671	89,362,595	102,620,271	108,209,139	38,321,291	148,579,611

LIABILITIES
Payables:
Fund shares redeemed	831	—	—	1,195	962	5,759	67,200	—
Securities purchased	—	1,330,016	5,910,908	—	833,971	17,944	23,810	2,382,075
Accrued advisory fees	87,457	25,317	32,767	40,833	55,589	73,805	24,277	53,612
Accrued administration fees	40,365	18,988	13,107	22,272	25,656	26,049	9,711	35,742
Accrued support service expenses	12,691	5,723	3,982	6,968	7,714	8,212	2,986	11,198
Accrued custodian fees and expenses	4,359	4,950	5,016	11,198	6,113	29,588	4,635	10,618
Accrued legal, audit and tax service fees	29,831	13,416	9,287	16,378	18,170	19,339	7,019	26,321
Accrued deferred trustee compensation and expenses	4,495	1,188	81	3,213	916	2,581	—	1,398
Accrued distribution and/or service fees	7,728	3,603	2,517	4,249	4,872	5,037	1,835	6,940
Accrued transfer agency out-of-pocket expenses	14,322	6,429	4,454	7,887	8,635	9,267	3,340	12,526
Accrued other	11,713	9,158	3,692	7,967	7,520	9,356	3,310	10,769
Forward foreign currency contracts depreciation	—	—	—	20,978	—	—	—	—

Total Liabilities	213,792	1,418,788	5,985,811	143,138	970,118	206,937	148,123	2,551,199

NET ASSETS	$162,311,709	$75,673,656	$53,121,860	$89,219,457	$101,650,153	$108,002,202	$38,173,168	$146,028,412

(1)	The cost of foreign currency for the PL Growth LT Fund and the PL International Large-Cap Fund were $15 and $3, respectively.

See Notes to Financial Statements	D-3

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2010

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL International	PL Small-Cap	PL Main Street
	Value	Bond	Rate Loan	PL Growth LT	Equity	Large-Cap	Value	Core
	Fund	Fund	Fund (1)	Fund	Fund	Fund	Fund (1)	Fund (1)

NET ASSETS CONSIST OF:
Paid-in capital	$159,712,140	$75,170,926	$52,983,872	$99,202,779	$113,200,419	$107,689,761	$42,194,742	$162,358,017
Undistributed/Accumulated net investment income (loss)	462,889	10,068	4,749	(123,728)	46,170	923,664	78,140	94,313
Accumulated net realized loss	(16,849,270)	(132,428)	(1,147,360)	(28,246,209)	(28,564,549)	(13,977,380)	(10,116,402)	(38,025,544)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	18,985,950	625,090	1,280,599	18,386,615	16,968,113	13,366,157	6,016,688	21,601,626

NET ASSETS	$162,311,709	$75,673,656	$53,121,860	$89,219,457	$101,650,153	$108,002,202	$38,173,168	$146,028,412

Class A Shares:
Net Assets	$162,311,709	$75,673,656	$53,121,860	$89,219,457	$101,650,153	$108,002,202	$38,173,168	$146,028,412
Shares of beneficial interest outstanding	15,570,329	7,569,530	5,377,810	7,960,105	11,737,934	7,809,950	4,453,599	16,222,366
Net Asset Value per share*	$10.42	$10.00	$9.88	$11.21	$8.66	$13.83	$8.57	$9.00
Sales Charge — Maximum is 5.50% of offering price	0.61	0.58	—	0.65	0.50	0.80	—	—

Maximum offering price per share	$11.03	$10.58	$9.88	$11.86	$9.16	$14.63	$8.57	$9.00

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Floating Rate Loan, PL Small-Cap Value and PL Main Street Core Funds are offered to the PL Portfolio Optimization Funds only and are not subject to a front-end sales load.

See Notes to Financial Statements	D-4

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2010

	PL Emerging	PL Managed	PL Inflation	PL Large-Cap		PL Mid-Cap
	Markets	Bond	Managed	Growth	PL Comstock	Growth	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments and repurchase agreements, at cost	$31,255,835	$248,306,109	$167,028,017	$49,919,722	$111,279,548	$44,114,126	$25,431,242

Investments, at value	$47,161,437	$183,995,297	$169,420,002	$61,387,750	$127,951,594	$55,393,981	$36,228,825
Repurchase agreements, at value	—	64,300,000	1,100,000	—	—	—	—
Cash (1)	—	214,276	109,700	—	—	—	—
Foreign currency held, at value (2)	530,648	902,068	376,495	—	—	—	—
Receivables:
Dividends and interest	76,049	1,110,359	831,673	22,569	266,666	9,213	101,917
Foreign tax reclaim	1,206	—	—	—	—	—	—
Fund shares sold	121,390	148,330	166,058	127,929	130,551	—	—
Securities sold	61,292	5,695,783	172,652	963,994	63,859	—	144,017
Variation margin	—	117,010	14,845	—	—	—	—
Due from adviser	28,704	57,836	26,291	26,913	22,287	15,137	10,888
Forward foreign currency contracts appreciation	—	215,294	414,486	—	—	—	—
Prepaid expenses and other assets	1,795	12,320	9,212	5,870	8,866	5,876	4,880
Swap contracts, at value	—	3,106,117	285,148	—	—	—	—

Total Assets	47,982,521	259,874,690	172,926,562	62,535,025	128,443,823	55,424,207	36,490,527

LIABILITIES
Payables:
Due to brokers (3)	—	1,940,000	—	—	—	—	—
Fund shares redeemed	—	4,482	12,412	—	—	50,377	53,987
Securities purchased	130,127	20,765,179	23,021,882	1,338,853	94,799	295,986	26,271
Income distributions	—	1,108	849	—	—	—	38
Deferred foreign capital gains tax	12,088	—	—	—	—	—	—
Accrued advisory fees	30,984	79,252	50,004	36,182	79,233	32,545	27,117
Accrued administration fees	11,619	59,439	37,503	14,972	31,693	13,948	9,039
Accrued support service expenses	3,733	18,166	11,945	4,728	9,705	4,230	2,737
Accrued custodian fees and expenses	57,508	21,349	8,483	4,366	6,776	8,067	4,712
Accrued legal, audit and tax service fees	8,774	42,621	27,961	11,076	22,715	9,981	6,471
Accrued deferred trustee compensation and expenses	745	8,220	2,428	6,189	3,259	3,214	455
Accrued distribution and/or service fees	2,243	11,246	7,086	2,885	6,112	2,643	1,760
Accrued transfer agency out-of-pocket expenses	4,175	20,443	13,565	5,358	10,982	4,855	3,089
Accrued other	6,905	26,184	16,999	4,309	9,430	4,092	2,825
Forward foreign currency contracts depreciation	—	63,426	90,496	—	—	—	—
Outstanding options written, at value (premiums received $836,411 and $445,261, respectively)	—	341,330	133,621	—	—	—	—
Swap contracts, at value	—	514,766	38,169	—	—	—	—

Total Liabilities	268,901	23,917,211	23,473,403	1,428,918	274,704	429,938	138,501

NET ASSETS	$47,713,620	$235,957,479	$149,453,159	$61,106,107	$128,169,119	$54,994,269	$36,352,026

(1)	Includes margin deposits of $214,276 and $109,700 segregated for futures contracts in the PL Managed Bond and PL Inflation Managed Funds, respectively.

(2)	The cost of foreign currency for the PL Emerging Markets, PL Managed Bond and PL Inflation Managed Bond Funds were $527,491, $905,578 and $384,073, respectively.

(3)	The PL Managed Bond Fund received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the Fund and the counterparty. The Fund invests such cash collateral in investment securities (See Note 11 in Notes to Financial Statements).

See Notes to Financial Statements	D-5

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2010

	PL Emerging	PL Managed	PL Inflation	PL Large-Cap		PL Mid-Cap
	Markets	Bond	Managed	Growth	PL Comstock	Growth	PL Real Estate
	Fund (1)	Fund	Fund	Fund	Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$38,482,539	$229,830,422	$151,762,768	$56,153,493	$149,776,403	$43,450,200	$40,715,003
Undistributed/accumulated net investment income (loss)	(7,231)	543,826	607,209	(6,156)	233,651	(8,296)	23,386
Undistributed/accumulated net realized gain (loss)	(6,656,691)	2,166,549	(7,338,512)	(6,509,258)	(38,512,981)	272,510	(15,183,946)
Net unrealized appreciation on investments and assets and liabilities in foreign currencies	15,895,003	3,416,682	4,421,694	11,468,028	16,672,046	11,279,855	10,797,583

NET ASSETS	$47,713,620	$235,957,479	$149,453,159	$61,106,107	$128,169,119	$54,994,269	$36,352,026

Class A Shares:
Net Assets	$47,713,620	$235,957,479	$149,453,159	$61,106,107	$128,169,119	$54,994,269	$36,352,026
Shares of beneficial interest outstanding	3,913,448	21,946,032	14,800,696	7,921,770	11,986,440	6,538,765	3,932,938
Net Asset Value per share*	$12.19	$10.75	$10.10	$7.71	$10.69	$8.41	$9.24
Sales Charge — Maximum is 5.50% of offering price	—	0.63	0.59	0.45	0.62	0.49	0.54

Maximum offering price per share	$12.19	$11.38	$10.69	$8.16	$11.31	$8.90	$9.78

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Emerging Markets Fund is offered to the PL Portfolio Optimization Funds only and is not subject to a front-end sales load.

See Notes to Financial Statements	D-6

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2010

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$—	$—	$—	$—	$80,566	$2,821,621
Dividends from affiliated mutual fund investments	3,993,476	3,759,816	9,478,053	6,326,841	1,967,250	—	—	—
Dividends from mutual fund investments	138	189	98	321	179	4,898	181	284
Interest, net of foreign taxes withheld	34	24	52	33	33	156,611	176	342

Total Investment Income	3,993,648	3,760,029	9,478,203	6,327,195	1,967,462	161,509	80,923	2,822,247

EXPENSES
Advisory fees	235,026	270,099	867,438	825,437	344,090	90,796	141,674	527,666
Administration fees	352,540	405,148	1,301,156	1,238,156	516,135	136,195	70,837	243,538
Support services expenses	34,690	41,447	130,912	122,652	50,442	29,056	11,572	45,699
Custodian fees and expenses	11,585	11,585	11,585	11,585	11,585	18,940	31,739	97,389
Shareholder report expenses	16,186	19,627	62,824	59,043	24,405	8,772	4,555	15,965
Distribution and/or service fees
Class A	123,765	143,073	480,143	459,291	208,840	113,496	59,031	202,949
Class B (1)	107,551	158,203	545,084	587,602	245,697	—	—	—
Class C (1)	515,444	537,742	1,670,897	1,588,818	592,950	—	—	—
Class R (1)	28,538	41,128	100,317	56,800	23,223	—	—	—
Transfer agency out-of-pocket expenses	55,838	70,817	238,676	237,946	99,434	26,233	12,182	41,628
Registration fees	60,441	57,081	73,541	66,763	58,263	27,803	17,330	18,857
Legal, audit and tax service fees	37,582	43,108	134,514	127,163	52,185	20,073	7,311	24,761
Trustees’ compensation and expenses	8,153	9,887	31,584	29,780	12,296	3,544	2,067	7,173
Money market government insurance expenses	—	—	—	—	—	8,449	—	—
Other	15,811	19,902	59,322	58,584	26,428	13,341	9,973	37,870

Total Expenses	1,603,150	1,828,847	5,707,993	5,469,620	2,265,973	496,698	368,271	1,263,495
Advisory Fee Waiver	—	—	—	—	—	(89,072)	—	—
Adviser Reimbursement and/or Administrator Reduction	(592,826)	(678,602)	(2,044,114)	(1,951,672)	(851,173)	(244,871)	(96,729)	(289,342)
Distribution and/or Service Fees Waiver	(293,781)	(337,622)	(1,084,295)	(1,031,795)	(430,111)	(1,073)	—	—

Net Expenses	716,543	812,623	2,579,584	2,486,153	984,689	161,682	271,542	974,153

NET INVESTMENT INCOME (LOSS)	3,277,105	2,947,406	6,898,619	3,841,042	982,773	(173)	(190,619)	1,848,094

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities from affiliated mutual fund investments	(3,451,303)	(5,734,197)	(18,338,640)	(31,546,000)	(25,184,842)	—	—	—
Investment security transactions	382	450	1,471	1,424	601	201	64,515	(24,534,842)
Futures contracts and swap transactions	—	—	—	—	—	—	—	208,833
Foreign currency transactions	—	—	—	—	—	—	—	(768,503)
Capital gain distributions from affiliated mutual fund investments	1,083,793	907,255	1,841,055	941,373	255,908	—	—	—

Net Realized Gain (Loss)	(2,367,128)	(4,826,492)	(16,496,114)	(30,603,203)	(24,928,333)	201	64,515	(25,094,512)

Net change in unrealized appreciation (depreciation) on:
Investment securities from affiliated mutual fund investments	19,660,083	33,278,746	138,905,984	175,714,887	94,510,444	—	—	—
Investment securities	—	—	—	—	—	—	11,316,545	57,580,414
Futures contracts and swaps	—	—	—	—	—	—	—	(4,451)
Foreign currencies	—	—	—	—	—	—	—	110,984

Change in Net Unrealized Appreciation (Depreciation)	19,660,083	33,278,746	138,905,984	175,714,887	94,510,444	—	11,316,545	57,686,947

NET GAIN	17,292,955	28,452,254	122,409,870	145,111,684	69,582,111	201	11,381,060	32,592,435

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,570,060	$31,399,660	$129,308,489	$148,952,726	$70,564,884	$28	$11,190,441	$34,440,529

Foreign taxes withheld on dividends and interest	$—	$—	$—	$—	$—	$—	$—	$393,446

(1)	Class B, C and R Shares are offered to the PL Portfolio Optimization Funds only.

See Notes to Financial Statements	D-7

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2010

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL International	PL Small-Cap	PL Main Street
	Value	Bond	Rate Loan	PL Growth LT	Equity	Large-Cap	Value	Core
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,298,562	$—	$—	$1,025,839	$1,361,712	$2,349,178	$1,026,836	$2,212,936
Dividends from mutual fund investments	5,594	4,239	—	387	4,243	1,687	2,392	4,958
Interest, net of foreign taxes withheld	196	1,698,198	2,485,341	1,918	—	1,123	36	407

Total Investment Income	3,304,352	1,702,437	2,485,341	1,028,144	1,365,955	2,351,988	1,029,264	2,218,301

EXPENSES
Advisory fees	788,318	243,833	306,367	437,487	540,887	750,826	247,594	527,410
Administration fees	363,839	182,875	122,547	238,629	249,640	264,997	99,037	351,607
Support services expenses	44,099	28,508	24,457	38,197	39,147	37,001	15,044	50,109
Custodian fees and expenses	18,913	23,530	19,597	53,873	23,845	115,355	26,500	70,167
Shareholder report expenses	17,270	9,654	6,383	14,585	13,238	14,899	5,905	18,995
Distribution and/or service fees — Class A only	303,199	152,396	102,122	198,858	208,034	220,831	82,531	293,006
Transfer agency out-of-pocket expenses	49,578	27,681	18,182	39,762	36,461	40,406	15,690	52,048
Registration fees	20,295	18,293	601	18,932	17,495	19,119	451	1,691
Legal, audit and tax service fees	39,023	19,465	16,736	25,869	26,150	28,384	15,773	37,025
Trustees’ compensation and expenses	8,446	4,769	3,144	6,793	6,273	6,932	2,701	8,981
Offering expenses	—	—	1,704	—	—	—	—	—
Other	18,380	32,824	7,431	18,794	14,971	24,543	10,320	27,401

Total Expenses	1,671,360	743,828	629,271	1,091,779	1,176,141	1,523,293	521,546	1,438,440
Adviser Reimbursement	(216,004)	(164,724)	(98,235)	(216,805)	(177,580)	(286,639)	(92,384)	(266,417)

Net Expenses	1,455,356	579,104	531,036	874,974	998,561	1,236,654	429,162	1,172,023

NET INVESTMENT INCOME	1,848,996	1,123,333	1,954,305	153,170	367,394	1,115,334	600,102	1,046,278

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(3,575,409)	665,825	955,953	(4,303,027)	2,654,681	(6,149,990)	(4,303,623)	(14,376,469)
Closed short positions	—	(5,192)	—	—	—	—	—	—
Futures contracts and swap transactions	—	376,114	—	—	—	—	—	—
Written option transactions	—	—	—	10,867	—	—	—	—
Foreign currency transactions	2,121	—	—	(345,719)	—	13,603	—	(1,075)

Net Realized Gain (Loss)	(3,573,288)	1,036,747	955,953	(4,637,879)	2,654,681	(6,136,387)	(4,303,623)	(14,377,544)

Net change in unrealized appreciation (depreciation) on:
Investment securities	40,574,497	738,185	5,926,475	34,146,151	35,083,900	39,304,143	18,077,190	56,194,577
Futures contracts and swaps	—	(23,261)	—	—	—	—	—	—
Foreign currencies	636	—	—	289,374	—	9,362	—	—

Change in Net Unrealized Appreciation	40,575,133	714,924	5,926,475	34,435,525	35,083,900	39,313,505	18,077,190	56,194,577

NET GAIN	37,001,845	1,751,671	6,882,428	29,797,646	37,738,581	33,177,118	13,773,567	41,817,033

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,850,841	$2,875,004	$8,836,733	$29,950,816	$38,105,975	$34,292,452	$14,373,669	$42,863,311

Foreign taxes withheld on dividends and interest	$79,568	$—	$—	$59,694	$—	$399,478	$4,564	$4,042

See Notes to Financial Statements	D-8

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2010

	PL Emerging	PL Managed	PL Inflation	PL Large-Cap		PL Mid-Cap
	Markets	Bond	Managed	Growth	PL Comstock	Growth	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$765,902	$278,234	$5,532	$374,789	$2,302,536	$340,810	$955,855
Dividends from mutual fund investments	945	1,344	1,104	4,666	3,577	1,489	1,155
Interest, net of foreign taxes withheld	3,881	6,927,439	4,490,165	157	1,777	94	190

Total Investment Income	770,728	7,207,017	4,496,801	379,612	2,307,890	342,393	957,200

EXPENSES
Advisory fees	320,910	755,682	467,692	316,666	776,646	290,077	275,192
Administration fees	120,341	566,761	350,769	126,667	310,658	124,318	91,730
Support services expenses	21,634	79,848	48,598	29,502	42,350	15,022	13,003
Custodian fees and expenses	218,139	77,054	41,204	21,771	31,003	35,040	23,044
Shareholder report expenses	7,039	29,591	17,771	7,269	16,870	5,599	5,269
Distribution and/or service fees — Class A only	100,285	472,301	292,307	105,555	258,882	103,599	76,442
Transfer agency out-of-pocket expenses	18,483	84,848	51,914	15,809	46,339	16,633	14,024
Registration fees	564	21,122	17,837	18,093	19,845	18,018	16,243
Legal, audit and tax service fees	13,683	61,344	39,649	17,784	32,141	13,031	9,275
Trustees’ compensation and expenses	3,205	14,585	8,821	2,673	7,895	2,785	2,402
Interest on securities sold short	—	591	279	—	—	—	—
Other	37,190	134,337	82,969	7,602	17,972	9,080	11,179

Total Expenses	861,473	2,298,064	1,419,810	669,391	1,560,601	633,202	537,803
Advisory Fee Waiver	—	—	—	(6,807)	—	—	—
Adviser Reimbursement	(319,937)	(502,729)	(308,763)	(120,503)	(214,415)	(115,208)	(94,439)

Net Expenses	541,536	1,795,335	1,111,047	542,081	1,346,186	517,994	443,364

NET INVESTMENT INCOME (LOSS)	229,192	5,411,682	3,385,754	(162,469)	961,704	(175,601)	513,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions (1)	(688,787)	3,412,972	5,366,290	3,605,421	(6,318,818)	2,086,246	(6,911,886)
Closed short positions	—	(197,330)	(73,377)	—	—	—	—
Futures contracts and swap transactions	—	6,425,373	802,473	—	—	—	—
Written option transactions	—	714,269	64,639	—	—	—	—
Foreign currency transactions	(22,908)	404,086	(501,471)	—	—	(11,513)	(6,954)

Net Realized Gain (Loss)	(711,695)	10,759,370	5,658,554	3,605,421	(6,318,818)	2,074,733	(6,918,840)

Net change in unrealized appreciation (depreciation) on:
Investment securities (1)	23,982,599	15,034,971	(156,726)	10,919,592	47,994,902	17,555,353	26,782,856
Short positions	—	—	64,454	—	—	—	—
Futures contracts and swaps	—	(2,471,587)	541,007	—	—	—	—
Written options	—	473,104	446,291	—	—	—	—
Foreign currencies	4,705	349,656	666,596	—	—	367	1,520

Change in Net Unrealized Appreciation	23,987,304	13,386,144	1,561,622	10,919,592	47,994,902	17,555,720	26,784,376

NET GAIN	23,275,609	24,145,514	7,220,176	14,525,013	41,676,084	19,630,453	19,865,536

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,504,801	$29,557,196	$10,605,930	$14,362,544	$42,637,788	$19,454,852	$20,379,372

Foreign taxes withheld on dividends and interest	$62,053	$182	$—	$140	$34,135	$4,758	$12,560

(1)	Realized gains on investment security transactions for the PL Emerging Markets Fund are net of foreign capital gains taxes withheld of $431. Change in unrealized appreciation (depreciation) on securities for the PL Emerging Markets Fund are net of increase in deferred foreign capital gains tax of $12,007. No foreign tax was withheld on realized and change in unrealized capital gain for all other funds.

See Notes to Financial Statements	D-9

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income	$3,277,105	$2,362,950	$2,947,406	$2,926,767	$6,898,619	$7,610,015	$3,841,042	$4,826,825
Net realized loss	(2,367,128)	(60,062)	(4,826,492)	(353,635)	(16,496,114)	(489,526)	(30,603,203)	(3,304,606)
Net change in unrealized appreciation (depreciation)	19,660,083	(10,145,423)	33,278,746	(27,263,143)	138,905,984	(136,212,676)	175,714,887	(174,885,094)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,570,060	(7,842,535)	31,399,660	(24,690,011)	129,308,489	(129,092,187)	148,952,726	(173,362,875)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,710,474)	(1,641,626)	(1,614,143)	(1,920,840)	(4,160,973)	(5,346,894)	(2,602,301)	(3,494,065)
Class B (1)	(279,755)	(385,564)	(339,598)	(521,376)	(831,429)	(1,186,397)	(446,128)	(770,401)
Class C (1)	(1,401,774)	(1,708,912)	(1,145,058)	(1,779,875)	(2,524,685)	(3,655,908)	(1,189,157)	(2,126,411)
Class R (1)	(191,258)	(137,814)	(225,209)	(162,397)	(401,521)	(338,218)	(138,865)	(94,421)
Net realized gains
Class A	(106,162)	(77,956)	—	(463,724)	—	(3,015,178)	—	(4,360,077)
Class B (1)	(23,898)	(17,164)	—	(143,096)	—	(878,553)	—	(1,431,835)
Class C (1)	(117,264)	(83,578)	—	(482,131)	—	(2,839,022)	—	(3,957,648)
Class R (1)	(12,184)	(4,870)	—	(31,484)	—	(140,300)	—	(90,242)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(3,842,769)	(4,057,484)	(3,324,008)	(5,504,923)	(7,918,608)	(17,400,470)	(4,376,451)	(16,325,100)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	50,752,914	27,737,869	40,790,178	20,048,875	93,246,975	54,943,320	65,603,064	52,531,294
Class B (1)	5,817,970	6,816,787	6,690,345	4,872,041	16,242,994	13,122,408	11,566,216	12,746,047
Class C (1)	45,745,410	30,905,331	25,952,657	22,047,114	75,334,134	51,270,473	44,834,816	44,421,124
Class R (1)	5,594,582	2,738,316	6,560,716	4,137,093	13,380,310	10,601,328	10,113,346	4,839,945
Dividends and distribution reinvestments
Class A	1,558,693	1,606,526	1,498,188	2,231,636	3,842,035	7,825,444	2,456,310	7,460,708
Class B (1)	280,171	369,358	318,466	623,246	790,075	1,967,912	430,112	2,126,032
Class C (1)	1,341,548	1,694,017	1,045,210	2,094,559	2,369,247	6,178,571	1,134,414	5,847,376
Class R (1)	202,846	140,444	225,209	193,881	400,842	477,700	138,865	184,662
Cost of shares repurchased
Class A	(23,064,174)	(15,777,506)	(15,266,919)	(21,201,067)	(40,358,953)	(54,496,673)	(35,242,574)	(50,886,106)
Class B (1)	(2,677,685)	(2,532,332)	(3,115,431)	(4,731,976)	(7,808,728)	(12,097,503)	(7,692,928)	(11,843,706)
Class C (1)	(24,597,878)	(15,279,732)	(14,008,363)	(18,337,675)	(37,125,941)	(54,334,855)	(30,185,514)	(40,731,429)
Class R (1)	(1,796,648)	(906,046)	(2,898,487)	(1,441,555)	(7,339,654)	(2,927,683)	(7,037,738)	(621,833)

Net Increase in Net Assets from Capital Share Transactions	59,157,749	37,513,032	47,791,769	10,536,172	112,973,336	22,530,442	56,118,389	26,074,114

NET INCREASE (DECREASE) IN NET ASSETS	75,885,040	25,613,013	75,867,421	(19,658,762)	234,363,217	(123,962,215)	200,694,664	(163,613,861)

NET ASSETS
Beginning of Year	81,980,555	56,367,542	97,058,275	116,717,037	313,307,335	437,269,550	295,420,077	459,033,938

End of Year	$157,865,595	$81,980,555	$172,925,696	$97,058,275	$547,670,552	$313,307,335	$496,114,741	$295,420,077

Undistributed Net Investment Income	$778,905	$303,757	$1,497,808	$1,228,258	$4,542,909	$4,260,234	$3,042,265	$2,957,061

(1)	Effective June 23, 2008, Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	D-10

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization		PL Money Market		PL Small-Cap Growth		PL International Value
	Aggressive Fund		Fund		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income (loss)	$982,773	$996,098	$(173)	$549,555	$(190,619)	$(294,542)	$1,848,094	$2,935,308
Net realized gain (loss)	(24,928,333)	(6,742,002)	201	999	64,515	(9,372,520)	(25,094,512)	(23,884,057)
Net change in unrealized appreciation (depreciation)	94,510,444	(82,036,121)	—	—	11,316,545	(2,691,164)	57,686,947	(48,978,708)

Net Increase (Decrease) in Net Assets Resulting from Operations	70,564,884	(87,782,025)	28	550,554	11,190,441	(12,358,226)	34,440,529	(69,927,457)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(843,794)	—	(10,057)	(549,555)	—	—	(1,330,371)	(2,617,399)
Class B (2)	(69,556)	—	—	—	—	—	—	—
Class C (2)	(153,091)	—	—	—	—	—	—	—
Class R (2)	(40,677)	—	—	—	—	—	—	—
Net realized gains
Class A	—	(2,731,262)	—	—	—	—	—	(20,366)
Class B (2)	—	(856,254)	—	—	—	—	—	—
Class C (2)	—	(2,100,835)	—	—	—	—	—	—
Class R (2)	—	(47,288)	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,107,118)	(5,735,639)	(10,057)	(549,555)	—	—	(1,330,371)	(2,637,765)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	27,309,375	28,434,551	52,775,972	95,268,593	3,883,828	5,483,255	17,693,878	34,071,651
Class B (2)	4,468,034	5,179,113	—	—	—	933	—	12,969
Class C (2)	19,255,411	19,826,235	—	—	—	488	—	1,889
Class R (2)	3,407,327	2,236,681	—	—	—	—	—	—
Dividends and distribution reinvestments
Class A	807,649	2,643,614	9,957	507,236	—	—	1,329,963	2,631,723
Class B (2)	66,789	819,198	—	—	—	—	—	—
Class C (2)	147,013	2,031,218	—	—	—	—	—	—
Class R (2)	40,677	47,288	—	—	—	—	—	—
Cost of shares repurchased
Class A	(22,695,126)	(23,039,029)	(73,530,933)	(82,989,302)	(13,429,355)	(6,926,273)	(44,454,169)	(10,927,150)
Class B	(3,834,070)	(3,906,713)	—	—	—	(8,001)	—	(22,749)
Class C	(19,134,707)	(19,576,097)	—	—	—	(58,646)	—	(131,720)
Class R	(2,846,769)	(419,159)	—	—	—	—	—	—
Share class conversions
Class A (2)	—	—	—	—	—	625,267	—	1,304,727
Class B (2)	—	—	—	—	—	(374,698)	—	(508,837)
Class C (2)	—	—	—	—	—	(250,569)	—	(795,890)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,991,603	14,276,900	(20,745,004)	12,786,527	(9,545,527)	(1,508,244)	(25,430,328)	25,636,613

NET INCREASE (DECREASE) IN NET ASSETS	76,449,369	(79,240,764)	(20,755,033)	12,787,526	1,644,914	(13,866,470)	7,679,830	(46,928,609)

NET ASSETS
Beginning of Year	123,673,384	202,914,148	55,423,957	42,636,431	24,046,483	37,912,953	78,604,103	125,532,712

End of Year	$200,122,753	$123,673,384	$34,668,924	$55,423,957	$25,691,397	$24,046,483	$86,283,933	$78,604,103

Undistributed/Accumulated Net Investment Income (Loss)	$1,132,279	$1,100,813	$(3,665)	$9,970	$(1,955)	$(5,351)	$302,691	$357,602

(1)	Class B and Class C Shares were converted to Class A Shares on June 23, 2008 (see Note 1 in Notes to Financial Statements).

(2)	Effective June 23, 2008, Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	D-11

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Large-Cap Value		PL Short Duration Bond		PL Floating Rate Loan		PL Growth LT
	Fund (1)		Fund (1)		Fund		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009 (2)	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income	$1,848,996	$1,252,666	$1,123,333	$2,001,475	$1,954,305	$1,420,624	$153,170	$269,224
Net realized gain (loss)	(3,573,288)	(13,051,311)	1,036,747	(138,682)	955,953	(2,103,313)	(4,637,879)	(22,379,999)
Net change in unrealized appreciation (depreciation)	40,575,133	(22,878,180)	714,924	(1,719,200)	5,926,475	(4,645,876)	34,435,525	(20,212,126)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,850,841	(34,676,825)	2,875,004	143,593	8,836,733	(5,328,565)	29,950,816	(42,322,901)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,750,061)	(963,279)	(1,199,020)	(1,955,303)	(1,975,960)	(1,416,589)	(1,426,742)	—
Class B	—	—	—	(177)	—	—	—	—
Class C	—	—	—	(164)	—	—	—	—
Net realized gains
Class A	—	(78,133)	—	(2,091,716)	—	—	—	(1,903,771)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,750,061)	(1,041,412)	(1,199,020)	(4,047,360)	(1,975,960)	(1,416,589)	(1,426,742)	(1,903,771)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	62,793,290	32,783,087	35,040,145	9,690,468	21,175,293	38,826,706	12,826,646	42,232,556
Class B	—	891	—	—	—	—	—	945
Class C	—	4,759	—	2,046	—	—	—	1,963
Dividends and distribution reinvestments
Class A	1,748,702	1,039,920	1,198,965	4,047,008	1,975,960	1,416,589	1,426,397	1,901,816
Class B	—	—	—	177	—	—	—	—
Class C	—	—	—	152	—	—	—	—
Cost of shares repurchased
Class A	(2,262,396)	(5,390,569)	(9,596,640)	(46,232,179)	(4,701,222)	(5,687,085)	(27,715,411)	(3,658,479)
Class B	—	(75,841)	—	—	—	—	—	(3,740)
Class C	—	(196,162)	—	(16,783)	—	—	—	(33,231)
Share class conversions
Class A (1)	—	1,315,179	—	69,326	—	—	—	731,518
Class B (1)	—	(487,057)	—	(39,693)	—	—	—	(403,971)
Class C (1)	—	(828,122)	—	(29,633)	—	—	—	(327,547)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	62,279,596	28,166,085	26,642,470	(32,509,111)	18,450,031	34,556,210	(13,462,368)	40,441,830

NET INCREASE (DECREASE) IN NET ASSETS	99,380,376	(7,552,152)	28,318,454	(36,412,878)	25,310,804	27,811,056	15,061,706	(3,784,842)

NET ASSETS
Beginning of Period/Year	62,931,333	70,483,485	47,355,202	83,768,080	27,811,056	—	74,157,751	77,942,593

End of Period/Year	$162,311,709	$62,931,333	$75,673,656	$47,355,202	$53,121,860	$27,811,056	$89,219,457	$74,157,751

Undistributed/Accumulated Net Investment Income (Loss)	$462,889	$361,833	$10,068	$2,835	$4,749	$26,404	$(123,728)	$1,422,768

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 in Notes to Financial Statements). (2) Operations commenced on June 30, 2008.

See Notes to Financial Statements	D-12

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Mid-Cap Equity		PL International Large-Cap		PL Small-Cap		PL Main Street Core
	Fund (1), (2)		Fund (2)		Value Fund		Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income	$367,394	$762,482	$1,115,334	$1,158,337	$600,102	$676,961	$1,046,278	$1,115,871
Net realized gain (loss)	2,654,681	(25,067,427)	(6,136,387)	(7,194,722)	(4,303,623)	(5,606,856)	(14,377,544)	(13,983,275)
Net change in unrealized appreciation (depreciation)	35,083,900	(10,884,258)	39,313,505	(36,679,372)	18,077,190	(10,487,601)	56,194,577	(35,210,467)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,105,975	(35,189,203)	34,292,452	(42,715,757)	14,373,669	(15,417,496)	42,863,311	(48,077,871)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(432,366)	(881,742)	(975,278)	(406,311)	(491,572)	(543,357)	(1,045,156)	(1,021,270)
Net realized gains
Class A	—	(5,998)	—	(781,483)	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(432,366)	(887,740)	(975,278)	(1,187,794)	(491,572)	(543,357)	(1,045,156)	(1,021,270)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	8,843,524	16,998,453	20,864,545	16,839,960	4,741,243	26,354,167	25,816,890	24,569,857
Class B	—	1,150	—	17,226	—	—	—	—
Class C	—	66	—	5,667	—	—	—	—
Dividends and distribution reinvestments
Class A	432,363	887,735	975,153	1,186,517	491,572	543,357	1,045,156	1,021,270
Cost of shares repurchased
Class A	(4,434,390)	(8,086,875)	(12,278,526)	(6,188,203)	(7,959,638)	(3,030,610)	(7,912,859)	(3,167,112)
Class B	—	(25)	—	(600)	—	—	—	—
Class C	—	(11,832)	—	(81,491)	—	—	—	—
Share class conversions
Class A (2)	—	210,133	—	1,115,829	—	—	—	—
Class B (2)	—	(60,101)	—	(608,612)	—	—	—	—
Class C (2)	—	(150,032)	—	(507,217)	—	—	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,841,497	9,788,672	9,561,172	11,779,076	(2,726,823)	23,866,914	18,949,187	22,424,015

NET INCREASE (DECREASE) IN NET ASSETS	42,515,106	(26,288,271)	42,878,346	(32,124,475)	11,155,274	7,906,061	60,767,342	(26,675,126)

NET ASSETS
Beginning of Year	59,135,047	85,423,318	65,123,856	97,248,331	27,017,894	19,111,833	85,261,070	111,936,196

End of Year	$101,650,153	$59,135,047	$108,002,202	$65,123,856	$38,173,168	$27,017,894	$146,028,412	$85,261,070

Undistributed Net Investment Income	$46,170	$111,142	$923,664	$770,005	$78,140	$83,827	$94,313	$295,838

(1)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named the PL Mid-Cap Value Fund.

(2)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	D-13

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Emerging Markets		PL Managed Bond		PL Inflation Managed		PL Large-Cap Growth
	Fund		Fund (1)		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income (loss)	$229,192	$442,624	$5,411,682	$7,072,229	$3,385,754	$3,961,251	$(162,469)	$(133,537)
Net realized gain (loss)	(711,695)	(3,452,033)	10,759,370	5,076,618	5,658,554	(10,185,425)	3,605,421	(8,422,999)
Net change in unrealized appreciation (depreciation)	23,987,304	(16,342,343)	13,386,144	(14,540,979)	1,561,622	921,629	10,919,592	(1,983,894)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,504,801	(19,351,752)	29,557,196	(2,392,132)	10,605,930	(5,302,545)	14,362,544	(10,540,430)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(243,918)	(306,483)	(9,085,139)	(8,944,449)	(4,584,817)	(4,178,065)	—	—
Class B	—	—	—	(3,708)	—	(1,803)	—	—
Class C	—	—	—	(8,415)	—	(4,855)	—	—
Net realized gains
Class A	—	(6,235,734)	(4,569,759)	(7,903,449)	—	(7,952,335)	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(243,918)	(6,542,217)	(13,654,898)	(16,860,021)	(4,584,817)	(12,137,058)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	5,677,562	6,701,740	76,725,391	27,329,169	62,656,627	11,788,650	32,510,333	3,318,893
Class B	—	—	—	10,549	—	260	—	1,647
Class C	—	—	—	2,266	—	1,070	—	1,242
Dividends and distribution reinvestments
Class A	243,918	6,542,217	13,624,292	16,807,322	4,569,314	12,088,166	—	—
Class B	—	—	—	3,464	—	1,614	—	—
Class C	—	—	—	8,080	—	4,303	—	—
Cost of shares repurchased
Class A	(12,289,022)	(4,162,422)	(8,018,991)	(65,643,296)	(5,059,940)	(50,421,261)	(2,281,361)	(3,413,704)
Class B	—	—	—	(8,663)	—	(126,125)	—	(8,980)
Class C	—	—	—	(321,532)	—	(80,992)	—	(95,193)
Share class conversions
Class A (1)	—	—	—	2,590,719	—	2,785,176	—	981,076
Class B (1)	—	—	—	(824,773)	—	(718,824)	—	(406,919)
Class C (1)	—	—	—	(1,765,946)	—	(2,066,352)	—	(574,157)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,367,542)	9,081,535	82,330,692	(21,812,641)	62,166,001	(26,744,315)	30,228,972	(196,095)

NET INCREASE (DECREASE) IN NET ASSETS	16,893,341	(16,812,434)	98,232,990	(41,064,794)	68,187,114	(44,183,918)	44,591,516	(10,736,525)

NET ASSETS
Beginning of Year	30,820,279	47,632,713	137,724,489	178,789,283	81,266,045	125,449,963	16,514,591	27,251,116

End of Year	$47,713,620	$30,820,279	$235,957,479	$137,724,489	$149,453,159	$81,266,045	$61,106,107	$16,514,591

Undistributed/Accumulated Net Investment Income (Loss)	$(7,231)	$(9,143)	$543,826	$1,030,686	$607,209	$1,554,305	$(6,156)	$(15,182)

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	D-14

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Comstock		PL Mid-Cap Growth		PL Real Estate
	Fund (1)		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009

OPERATIONS
Net investment income (loss)	$961,704	$1,688,483	$(175,601)	$(183,547)	$513,836	$564,693
Net realized gain (loss)	(6,318,818)	(31,371,559)	2,074,733	741,438	(6,918,840)	(6,933,772)
Net change in unrealized appreciation (depreciation)	47,994,902	(19,223,029)	17,555,720	(11,370,006)	26,784,376	(16,677,191)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,637,788	(48,906,105)	19,454,852	(10,812,115)	20,379,372	(23,046,270)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,052,848)	(1,691,349)	—	—	(485,508)	(587,647)
Net realized gains
Class A	—	—	(614,615)	(3,021,703)	—	—
Return of capital
Class A	—	—	—	—	—	(23,684)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,052,848)	(1,691,349)	(614,615)	(3,021,703)	(485,508)	(611,331)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	17,633,612	23,688,364	20,304,644	4,565,953	5,319,973	10,981,327
Class B	—	1,314	—	5,481	—	1,095
Class C	—	5,632	—	6,579	—	1,831
Dividends and distribution reinvestments
Class A	1,052,607	1,690,697	613,939	3,003,467	485,465	611,317
Class C	—	—	—	16	—	—
Cost of shares repurchased
Class A	(6,963,843)	(25,297,002)	(3,637,248)	(26,866,051)	(10,121,953)	(5,342,911)
Class B	—	(30,433)	—	(39,846)	—	(466)
Class C	—	(134,206)	—	(194,930)	—	(6,890)
Share class conversions
Class A (1)	—	1,054,821	—	1,945,550	—	304,189
Class B (1)	—	(467,415)	—	(1,041,725)	—	(95,040)
Class C (1)	—	(587,406)	—	(903,825)	—	(209,149)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,722,376	(75,634)	17,281,335	(19,519,331)	(4,316,515)	6,245,303

NET INCREASE (DECREASE) IN NET ASSETS	53,307,316	(50,673,088)	36,121,572	(33,353,149)	15,577,349	(17,412,298)

NET ASSETS
Beginning of Year	74,861,803	125,534,891	18,872,697	52,225,846	20,774,677	38,186,975

End of Year	$128,169,119	$74,861,803	$54,994,269	$18,872,697	$36,352,026	$20,774,677

Undistributed/Accumulated Net Investment Income (Loss)	$233,651	$324,795	$(8,296)	$(11,865)	$23,386	$(1,638)

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	D-15

PACIFIC LIFE FUNDS
STATEMENT OF CASH FLOWS (1)
FOR THE YEAR ENDED MARCH 31, 2010

PL Floating
Rate Loan
Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$8,836,733

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(59,979,990)
Proceeds from disposition of long-term securities	43,367,666
Net purchases of short-term securities	(7,897,717)
Increase in dividends and interest receivable	(90,572)
Increase in receivable for securities sold	(3,069,233)
Increase in due from adviser	(22,578)
Decrease in prepaid expenses and other assets	326
Increase in payable for securities purchased	5,910,908
Increase in accrued advisory fees	14,526
Increase in accrued administration fees	5,811
Increase in accrued support service expenses	1,460
Increase in accrued custodian fees and expenses	2,823
Increase in accrued legal, audit and tax service fees	533
Increase in deferred trustee compensation and expenses	81
Increase in distribution and/or service fees	1,170
Increase in accrued transfer agency out-of-pocket expenses	582
Decrease in accrued other liabilities	(1,537)
Net amortization on investments	(745,319)
Net realized gain on investment security transactions	(955,953)
Net unrealized appreciation on investment securities	(5,926,475)

Net cash flow used in operating activities	(20,546,755)

CASH FLOWS FROM FINANCING ACTIVITIES: (2)
Proceeds from shares sold	21,070,952
Payment of shares redeemed	(4,993,824)

Net cash flow provided by financing activities	16,077,128

NET DECREASE IN CASH	(4,469,627)

CASH:
Beginning of the year	4,474,067

End of the year	$4,440

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments. The PL Floating Rate Loan Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Non-cash financing activities include reinvestment of dividends of $1,975,960.

See Notes to Financial Statements	D-16

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PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data
												Ratios of Expenses	Ratios of Expenses
												After Expense	Before Expense	Ratios of Net
		Net Asset Value,			Total from	Distributions	Distributions		Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income
For the Year or		Beginning of Year	Net Investment	Net Realized and	Investment	from Net	from		End of Year or		Year or Period	Average Net	Average Net	to Average Net	Portfolio Turnover
Period Ended		or Period	Income	Unrealized Gain (Loss)	Operations	Investment Income	Capital Gains	Total Distributions	Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Portfolio Optimization Conservative Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$8.84	$0.32	$1.59	$1.91	$(0.31)	$(0.03)	$(0.34)	$10.41	21.67%	$68,938	0.20%	0.95%	3.20%	20.50%
	4/1/2008 - 3/31/2009 (4)	10.55	0.37	(1.50)	(1.13)	(0.55)	(0.03)	(0.58)	8.84	(10.78%)	32,817	0.16%	0.95%	3.91%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.51	0.34	0.19	0.53	(0.35)	(0.14)	(0.49)	10.55	5.15%	24,003	0.00%	0.94%	3.20%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.34	0.29	0.33	0.62	(0.28)	(0.17)	(0.45)	10.51	6.12%	11,730	0.02%	1.37%	2.77%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.18	0.22	0.20	0.42	(0.23)	(0.03)	(0.26)	10.34	4.12%	9,887	0.03%	1.57%	2.17%	66.26%

Class B:	4/1/2009 - 3/31/2010 (4)	$8.77	$0.24	$1.60	$1.84	$(0.24)	$(0.03)	$(0.27)	$10.34	21.07%	$13,336	0.95%	1.70%	2.45%	20.50%
	4/1/2008 - 3/31/2009 (4)	10.49	0.30	(1.50)	(1.20)	(0.49)	(0.03)	(0.52)	8.77	(11.51%)	8,306	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.46	0.26	0.19	0.45	(0.28)	(0.14)	(0.42)	10.49	4.42%	4,895	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.30	0.23	0.33	0.56	(0.23)	(0.17)	(0.40)	10.46	5.52%	2,822	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.14	0.17	0.20	0.37	(0.18)	(0.03)	(0.21)	10.30	3.56%	1,923	0.53%	2.07%	1.67%	66.26%

Class C:	4/1/2009 - 3/31/2010 (4)	$8.76	$0.24	$1.61	$1.85	$(0.25)	$(0.03)	$(0.28)	$10.33	21.14%	$67,620	0.95%	1.70%	2.45%	20.50%
	4/1/2008 - 3/31/2009 (4)	10.49	0.30	(1.51)	(1.21)	(0.49)	(0.03)	(0.52)	8.76	(11.63%)	37,659	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.45	0.26	0.20	0.46	(0.28)	(0.14)	(0.42)	10.49	4.48%	25,841	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.29	0.23	0.33	0.56	(0.23)	(0.17)	(0.40)	10.45	5.55%	16,322	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.13	0.17	0.20	0.37	(0.18)	(0.03)	(0.21)	10.29	3.65%	11,342	0.53%	2.07%	1.67%	66.26%

Class R:	4/1/2009 - 3/31/2010 (4)	$8.81	$0.29	$1.60	$1.89	$(0.29)	$(0.03)	$(0.32)	$10.38	21.53%	$7,972	0.45%	1.20%	2.95%	20.50%
	4/1/2008 - 3/31/2009 (4)	10.53	0.34	(1.50)	(1.16)	(0.53)	(0.03)	(0.56)	8.81	(11.07%)	3,197	0.41%	1.20%	3.66%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.50	0.31	0.19	0.50	(0.33)	(0.14)	(0.47)	10.53	4.90%	1,629	0.25%	1.19%	2.95%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.33	0.28	0.34	0.62	(0.28)	(0.17)	(0.45)	10.50	6.13%	216	0.10%	1.43%	2.68%	35.84%
	9/30/2005 - 3/31/2006 (4)	10.35	0.11	0.09	0.20	(0.21)	(0.01)	(0.22)	10.33	1.90%	10	0.03%	1.57%	2.17%	66.26%

PL Portfolio Optimization Moderate-Conservative Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$8.36	$0.26	$2.19	$2.45	$(0.27)	$—	$(0.27)	$10.54	29.60%	$78,160	0.20%	0.95%	2.58%	10.42%
	4/1/2008 - 3/31/2009 (4)	10.96	0.30	(2.36)	(2.06)	(0.44)	(0.10)	(0.54)	8.36	(19.15%)	39,518	0.14%	0.92%	3.10%	31.68%
	4/1/2007 - 3/31/2008 (4)	11.21	0.28	(0.01)	0.27	(0.34)	(0.18)	(0.52)	10.96	2.31%	50,389	0.00%	0.82%	2.50%	10.38%
	4/1/2006 - 3/31/2007 (4)	10.87	0.23	0.61	0.84	(0.25)	(0.25)	(0.50)	11.21	7.93%	36,345	0.01%	1.18%	2.13%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.33	0.18	0.57	0.75	(0.19)	(0.02)	(0.21)	10.87	7.23%	28,292	0.02%	1.32%	1.72%	37.91%

Class B:	4/1/2009 - 3/31/2010 (4)	$8.30	$0.18	$2.20	$2.38	$(0.21)	$—	$(0.21)	$10.47	28.87%	$19,202	0.95%	1.70%	1.83%	10.42%
	4/1/2008 - 3/31/2009 (4)	10.89	0.23	(2.36)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.85%)	11,943	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008 (4)	11.15	0.20	(0.02)	0.18	(0.26)	(0.18)	(0.44)	10.89	1.53%	15,092	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	10.82	0.17	0.61	0.78	(0.20)	(0.25)	(0.45)	11.15	7.39%	12,098	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.29	0.13	0.56	0.69	(0.14)	(0.02)	(0.16)	10.82	6.70%	9,058	0.52%	1.82%	1.22%	37.91%

Class C:	4/1/2009 - 3/31/2010 (4)	$8.30	$0.18	$2.20	$2.38	$(0.21)	$—	$(0.21)	$10.47	28.87%	$65,086	0.95%	1.70%	1.83%	10.42%
	4/1/2008 - 3/31/2009 (4)	10.89	0.22	(2.35)	(2.13)	(0.36)	(0.10)	(0.46)	8.30	(19.84%)	40,640	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008 (4)	11.16	0.20	(0.02)	0.18	(0.27)	(0.18)	(0.45)	10.89	1.51%	48,205	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	10.83	0.17	0.61	0.78	(0.20)	(0.25)	(0.45)	11.16	7.38%	30,464	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.29	0.13	0.57	0.70	(0.14)	(0.02)	(0.16)	10.83	6.80%	23,860	0.52%	1.82%	1.22%	37.91%

Class R:	4/1/2009 - 3/31/2010 (4)	$8.34	$0.23	$2.20	$2.43	$(0.26)	$—	$(0.26)	$10.51	29.32%	$10,478	0.45%	1.20%	2.33%	10.42%
	4/1/2008 - 3/31/2009 (4)	10.94	0.27	(2.36)	(2.09)	(0.41)	(0.10)	(0.51)	8.34	(19.36%)	4,957	0.39%	1.17%	2.85%	31.68%
	4/1/2007 - 3/31/2008 (4)	11.20	0.25	(0.01)	0.24	(0.32)	(0.18)	(0.50)	10.94	2.03%	3,031	0.25%	1.07%	2.25%	10.38%
	4/1/2006 - 3/31/2007 (4)	10.87	0.22	0.61	0.83	(0.25)	(0.25)	(0.50)	11.20	7.84%	1,373	0.10%	1.25%	2.04%	18.25%
	9/30/2005 - 3/31/2006 (4)	10.67	0.09	0.29	0.38	(0.17)	(0.01)	(0.18)	10.87	3.63%	290	0.02%	1.32%	1.72%	37.91%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data
												Ratios of Expenses	Ratios of Expenses
												After Expense	Before Expense	Ratios of Net
		Net Asset Value,			Total from	Distributions	Distributions		Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income
For the Year or		Beginning of Year	Net Investment	Net Realized and	Investment	from Net	from		End of Year or		Year or Period	Average Net	Average Net	to Average Net	Portfolio Turnover
Period Ended		or Period	Income	Unrealized Gain (Loss)	Operations	Investment Income	Capital Gains	Total Distributions	Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Portfolio Optimization Moderate Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$7.96	$0.20	$2.87	$3.07	$(0.22)	$—	$(0.22)	$10.81	38.85%	$247,213	0.20%	0.92%	1.99%	9.43%
	4/1/2008 - 3/31/2009 (4)	11.51	0.23	(3.30)	(3.07)	(0.31)	(0.17)	(0.48)	7.96	(27.25%)	137,205	0.14%	0.89%	2.35%	25.95%
	4/1/2007 - 3/31/2008 (4)	12.08	0.23	(0.17)	0.06	(0.35)	(0.28)	(0.63)	11.51	0.28%	192,707	0.00%	0.78%	1.90%	5.01%
	4/1/2006 - 3/31/2007 (4)	11.56	0.18	0.88	1.06	(0.22)	(0.32)	(0.54)	12.08	9.41%	149,905	0.00%	1.06%	1.51%	8.24%
	4/1/2005 - 3/31/2006 (4)	10.54	0.15	1.06	1.21	(0.16)	(0.03)	(0.19)	11.56	11.58%	95,079	0.00%	1.20%	1.33%	26.54%

Class B:	4/1/2009 - 3/31/2010 (4)	$7.90	$0.12	$2.87	$2.99	$(0.15)	$—	$(0.15)	$10.74	38.14%	$65,336	0.95%	1.67%	1.24%	9.43%
	4/1/2008 - 3/31/2009 (4)	11.44	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.90	(27.95%)	40,658	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008 (4)	12.02	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.44	(0.48%)	56,387	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	11.51	0.11	0.89	1.00	(0.17)	(0.32)	(0.49)	12.02	8.88%	43,774	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	10.50	0.09	1.07	1.16	(0.12)	(0.03)	(0.15)	11.51	11.10%	31,687	0.50%	1.70%	0.83%	26.54%

Class C:	4/1/2009 - 3/31/2010 (4)	$7.88	$0.12	$2.88	$3.00	$(0.15)	$—	$(0.15)	$10.73	38.36%	$210,889	0.95%	1.67%	1.24%	9.43%
	4/1/2008 - 3/31/2009 (4)	11.42	0.16	(3.30)	(3.14)	(0.23)	(0.17)	(0.40)	7.88	(28.02%)	123,122	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008 (4)	12.00	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)	11.42	(0.46%)	180,421	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	11.50	0.11	0.88	0.99	(0.17)	(0.32)	(0.49)	12.00	8.82%	134,695	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	10.49	0.09	1.07	1.16	(0.12)	(0.03)	(0.15)	11.50	11.12%	88,774	0.50%	1.70%	0.83%	26.54%

Class R:	4/1/2009 - 3/31/2010 (4)	$7.93	$0.17	$2.87	$3.04	$(0.20)	$—	$(0.20)	$10.77	38.61%	$24,232	0.45%	1.17%	1.74%	9.43%
	4/1/2008 - 3/31/2009 (4)	11.48	0.20	(3.29)	(3.09)	(0.29)	(0.17)	(0.46)	7.93	(27.48%)	12,323	0.39%	1.14%	2.10%	25.95%
	4/1/2007 - 3/31/2008 (4)	12.06	0.20	(0.17)	0.03	(0.33)	(0.28)	(0.61)	11.48	0.05%	7,754	0.25%	1.03%	1.65%	5.01%
	4/1/2006 - 3/31/2007 (4)	11.56	0.16	0.88	1.04	(0.22)	(0.32)	(0.54)	12.06	9.24%	2,332	0.11%	1.13%	1.40%	8.24%
	9/30/2005 - 3/31/2006 (4)	11.05	0.07	0.60	0.67	(0.15)	(0.01)	(0.16)	11.56	6.16%	13	0.00%	1.20%	1.33%	26.54%

PL Portfolio Optimization Moderate-Aggressive Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$7.31	$0.13	$3.38	$3.51	$(0.14)	$—	$(0.14)	$10.68	48.26%	$225,236	0.20%	0.92%	1.33%	13.96%
	4/1/2008 - 3/31/2009 (4)	11.79	0.16	(4.21)	(4.05)	(0.19)	(0.24)	(0.43)	7.31	(35.15%)	128,976	0.14%	0.89%	1.63%	22.98%
	4/1/2007 - 3/31/2008 (4)	12.74	0.17	(0.41)	(0.24)	(0.33)	(0.38)	(0.71)	11.79	(2.25%)	203,091	0.00%	0.78%	1.30%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.02	0.12	1.12	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%	158,754	0.00%	1.05%	1.02%	6.96%
	4/1/2005 - 3/31/2006 (4)	10.66	0.10	1.44	1.54	(0.13)	(0.05)	(0.18)	12.02	14.59%	93,498	0.00%	1.19%	0.86%	27.98%

Class B:	4/1/2009 - 3/31/2010 (4)	$7.21	$0.05	$3.38	$3.43	$(0.07)	$—	$(0.07)	$10.57	47.84%	$68,751	0.95%	1.67%	0.58%	13.96%
	4/1/2008 - 3/31/2009 (4)	11.69	0.08	(4.19)	(4.11)	(0.13)	(0.24)	(0.37)	7.21	(35.97%)	43,587	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008 (4)	12.67	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.69	(3.04%)	68,162	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007 (4)	11.97	0.05	1.13	1.18	(0.16)	(0.32)	(0.48)	12.67	10.11%	56,938	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006 (4)	10.63	0.04	1.45	1.49	(0.10)	(0.05)	(0.15)	11.97	14.09%	35,154	0.50%	1.69%	0.36%	27.98%

Class C:	4/1/2009 - 3/31/2010 (4)	$7.18	$0.05	$3.39	$3.44	$(0.07)	$—	$(0.07)	$10.55	48.18%	$189,917	0.95%	1.67%	0.58%	13.96%
	4/1/2008 - 3/31/2009 (4)	11.67	0.08	(4.20)	(4.12)	(0.13)	(0.24)	(0.37)	7.18	(36.12%)	117,549	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008 (4)	12.65	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)	11.67	(3.03%)	184,634	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007 (4)	11.95	0.05	1.13	1.18	(0.16)	(0.32)	(0.48)	12.65	10.12%	143,281	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006 (4)	10.61	0.04	1.45	1.49	(0.10)	(0.05)	(0.15)	11.95	14.13%	90,306	0.50%	1.69%	0.36%	27.98%

Class R:	4/1/2009 - 3/31/2010 (4)	$7.30	$0.10	$3.39	$3.49	$(0.12)	$—	$(0.12)	$10.67	48.07%	$12,211	0.45%	1.17%	1.08%	13.96%
	4/1/2008 - 3/31/2009 (4)	11.79	0.13	(4.21)	(4.08)	(0.17)	(0.24)	(0.41)	7.30	(35.38%)	5,307	0.39%	1.14%	1.38%	22.98%
	4/1/2007 - 3/31/2008 (4)	12.74	0.13	(0.39)	(0.26)	(0.31)	(0.38)	(0.69)	11.79	(2.39%)	3,147	0.25%	1.03%	1.05%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.02	0.11	1.13	1.24	(0.20)	(0.32)	(0.52)	12.74	10.57%	971	0.10%	1.12%	0.92%	6.96%
	9/30/2005 - 3/31/2006 (4)	11.28	0.05	0.83	0.88	(0.13)	(0.01)	(0.14)	12.02	7.92%	11	0.00%	1.19%	0.86%	27.98%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities					Distributions									Ratios/Supplemental Data
																			Ratios of Expenses	Ratios of Expenses
																			After Expense	Before Expense	Ratios of Net
		Net Asset Value,					Total from	Distributions			Distributions					Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income (Loss)
For the Year or		Beginning of Year	Net Investment			Net Realized and	Investment	from Net			from					End of Year or		Year or Period	Average Net	Average Net	to Average Net		Portfolio Turnover
Period Ended		or Period	Income (Loss)			Unrealized Gain (Loss)	Operations	Investment Income			Capital Gains		Total Distributions			Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PL Portfolio Optimization Aggressive Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$6.92		$0.09		$3.75	$3.84		$(0.10)		$—			$(0.10)		$10.66	55.84%	$98,669	0.20%	0.94%	0.94%		25.89%
	4/1/2008 - 3/31/2009 (4)	12.04		0.09		(4.88)	(4.79)		—		(0.33)			(0.33)		6.92	(40.88%)	59,937	0.14%	0.92%	0.97%		18.16%
	4/1/2007 - 3/31/2008 (4)	13.49		0.08		(0.77)	(0.69)		(0.33)		(0.43)			(0.76)		12.04	(5.70%)	96,230	0.00%	0.80%	0.62%		9.66%
	4/1/2006 - 3/31/2007 (4)	12.57		0.07		1.46	1.53		(0.19)		(0.42)			(0.61)		13.49	12.53%	75,546	0.00%	1.09%	0.54%		10.14%
	4/1/2005 - 3/31/2006 (4)	10.75		0.05		1.94	1.99		(0.11)		(0.06)			(0.17)		12.57	18.59%	39,397	0.00%	1.29%	0.42%		42.51%

Class B:	4/1/2009 - 3/31/2010 (4)	$6.72		$0.02		$3.75	$3.77		$(0.03)		$—			$(0.03)		$10.46	56.15%	$28,776	0.95%	1.69%	0.19%		25.89%
	4/1/2008 - 3/31/2009 (4)	11.93		0.02		(4.90)	(4.88)		—		(0.33)			(0.33)		6.72	(42.04%)	18,042	0.89%	1.67%	0.22%		18.16%
	4/1/2007 - 3/31/2008 (4)	13.41		(0.02)		(0.78)	(0.80)		(0.25)		(0.43)			(0.68)		11.93	(6.46%)	30,059	0.75%	1.55%	(0.13%)		9.66%
	4/1/2006 - 3/31/2007 (4)	12.52		(—	)(5)	1.46	1.46		(0.15)		(0.42)			(0.57)		13.41	12.00%	23,716	0.58%	1.67%	(0.04%)		10.14%
	4/1/2005 - 3/31/2006 (4)	10.72		(0.01)		1.94	1.93		(0.07)		(0.06)			(0.13)		12.52	18.11%	12,889	0.50%	1.79%	(0.08%)		42.51%

Class C:	4/1/2009 - 3/31/2010 (4)	$6.71		$0.02		$3.75	$3.77		$(0.02)		$—			$(0.02)		$10.46	56.11%	$68,230	0.95%	1.69%	0.19%		25.89%
	4/1/2008 - 3/31/2009 (4)	11.92		0.02		(4.90)	(4.88)		—		(0.33)			(0.33)		6.71	(41.99%)	43,588	0.89%	1.67%	0.22%		18.16%
	4/1/2007 - 3/31/2008 (4)	13.40		(0.02)		(0.77)	(0.79)		(0.26)		(0.43)			(0.69)		11.92	(6.44%)	75,389	0.75%	1.55%	(0.13%)		9.66%
	4/1/2006 - 3/31/2007 (4)	12.51		(—	)(5)	1.46	1.46		(0.15)		(0.42)			(0.57)		13.40	12.01%	55,389	0.58%	1.67%	(0.04%)		10.14%
	4/1/2005 - 3/31/2006 (4)	10.72		(0.01)		1.93	1.92		(0.07)		(0.06)			(0.13)		12.51	18.00%	30,782	0.50%	1.79%	(0.08%)		42.51%

Class R:	4/1/2009 - 3/31/2010 (4)	$6.88		$0.06		$3.76	$3.82		$(0.09)		$—			$(0.09)		$10.61	55.70%	$4,448	0.45%	1.19%	0.69%		25.89%
	4/1/2008 - 3/31/2009 (4)	12.03		0.06		(4.88)	(4.82)		—		(0.33)			(0.33)		6.88	(41.17%)	2,106	0.39%	1.17%	0.72%		18.16%
	4/1/2007 - 3/31/2008 (4)	13.49		0.05		(0.77)	(0.72)		(0.31)		(0.43)			(0.74)		12.03	(5.88%)	1,236	0.25%	1.05%	0.37%		9.66%
	4/1/2006 - 3/31/2007 (4)	12.57		0.05		1.48	1.53		(0.19)		(0.42)			(0.61)		13.49	12.53%	382	0.14%	1.17%	0.40%		10.14%
	9/30/2005 - 3/31/2006 (4)	11.50		0.02		1.17	1.19		(0.11)		(0.01)			(0.12)		12.57	10.44%	11	0.00%	1.29%	0.42%		42.51%

PL Money Market Fund (6)
Class A:	4/1/2009 - 3/31/2010	$1.00	$	(—	)(5)	$— (5)	$—	$	(—	)(5)	$—		$	(—	)(5)	$1.00	0.03%	$34,669	0.36%	1.09%	(—	%)(5)	N/A
	4/1/2008 - 3/31/2009	1.00		0.01		—	0.01		(0.01)		—			(0.01)		1.00	1.27%	55,424	0.78%	1.18%	1.22%		N/A
	4/1/2007 - 3/31/2008	1.00		0.04		—	0.04		(0.04)		—			(0.04)		1.00	3.90%	42,636	0.95%	1.28%	3.68%		N/A
	4/1/2006 - 3/31/2007	1.00		0.04		—	0.04		(0.04)		—			(0.04)		1.00	4.31%	21,098	1.02%	1.58%	4.20%		N/A
	4/1/2005 - 3/31/2006	1.00		0.03		—	0.03		(0.03)		—			(0.03)		1.00	2.76%	19,293	0.94%	1.79%	2.67%		N/A

PL Small-Cap Growth Fund (7),(8)
Class A:	4/1/2009 - 3/31/2010 (4)	$5.88		$(0.06)		$3.59	$3.53		$—		$—			$—		$9.41	60.03%	$25,691	1.15%	1.56%	(0.81%)		87.50%
	4/1/2008 - 3/31/2009 (4)	9.12		(0.07)		(3.17)	(3.24)		—		—			—		5.88	(35.53%)	24,046	1.28%	1.71%	(0.96%)		72.93%
	4/1/2007 - 3/31/2008 (4)	11.24		(0.12)		(0.62)	(0.74)		—		(1.38)			(1.38)		9.12	(8.81%)	37,258	1.55%	1.90%	(1.07%)		163.56%
	4/1/2006 - 3/31/2007 (4)	11.22		(0.08)		0.11	0.03		—		(0.01)			(0.01)		11.24	0.28%	41,378	1.78%	2.24%	(0.74%)		52.87%
	4/1/2005 - 3/31/2006 (4)	11.78		(0.10)		1.62	1.52		—		(2.08)			(2.08)		11.22	15.01%	24,218	1.95%	2.95%	(0.99%)		132.27%

PL International Value Fund (8),(9)
Class A:	4/1/2009 - 3/31/2010 (4)	$6.14		$0.19		$3.00	$3.19		$(0.14)		$—			$(0.14)		$9.19	52.10%	$86,284	1.20%	1.56%	2.28%		59.92%
	4/1/2008 - 3/31/2009 (4)	12.82		0.26		(6.72)	(6.46)		(0.22)		(—	)(5)		(0.22)		6.14	(50.74%)	78,604	1.27%	1.58%	2.82%		31.43%
	4/1/2007 - 3/31/2008 (4)	14.39		0.22		(1.38)	(1.16)		(0.13)		(0.28)			(0.41)		12.82	(8.27%)	124,055	1.40%	1.72%	1.50%		17.40%
	4/1/2006 - 3/31/2007 (4)	15.30		0.16		2.48	2.64		(0.14)		(3.41)			(3.55)		14.39	18.40%	77,127	1.64%	2.08%	1.04%		108.86%
	4/1/2005 - 3/31/2006 (4)	13.22		0.14		2.19	2.33		(0.08)		(0.17)			(0.25)		15.30	17.85%	57,657	1.80%	2.28%	0.99%		55.25%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions					Ratios/Supplemental Data
														Ratios of Expenses	Ratios of Expenses
														After Expense	Before Expense	Ratios of Net
		Net Asset Value,				Total from	Distributions	Distributions			Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income (Loss)
For the Year or		Beginning of Year	Net Investment		Net Realized and	Investment	from Net	from			End of Year or		Year or Period	Average Net	Average Net	to Average Net		Portfolio Turnover
Period Ended		or Period	Income (Loss)		Unrealized Gain (Loss)	Operations	Investment Income	Capital Gains		Total Distributions	Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PL Large-Cap Value Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$7.35	$0.14		$3.07	$3.21	$(0.14)	$—		$(0.14)	$10.42	43.79%	$162,312	1.20%	1.38%	1.52%		16.28%
	4/1/2008 - 3/31/2009 (4)	11.59	0.16		(4.27)	(4.11)	(0.12)	(0.01)		(0.13)	7.35	(35.61%)	62,931	1.25%	1.48%	1.63%		38.49%
	4/1/2007 - 3/31/2008 (4)	13.03	0.10		(1.21)	(1.11)	(0.08)	(0.25)		(0.33)	11.59	(8.80%)	68,901	1.40%	1.69%	0.79%		24.35%
	4/1/2006 - 3/31/2007 (4)	12.67	0.06		1.37	1.43	(0.04)	(1.03)		(1.07)	13.03	12.09%	56,601	1.63%	2.05%	0.50%		19.58%
	4/1/2005 - 3/31/2006 (4)	11.30	0.02		1.38	1.40	(0.03)	(—	)(5)	(0.03)	12.67	12.47%	34,459	1.80%	2.25%	0.20%		77.07%

PL Short Duration Bond Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$9.69	$0.18		$0.33	$0.51	$(0.20)	$—		$(0.20)	$10.00	5.27%	$75,674	0.95%	1.22%	1.84%		167.12%
	4/1/2008 - 3/31/2009 (4)	10.22	0.32		(0.25)	0.07	(0.31)	(0.29)		(0.60)	9.69	0.75%	47,355	1.02%	1.26%	3.20%		146.36%
	4/1/2007 - 3/31/2008 (4)	9.81	0.35		0.41	0.76	(0.35)	—		(0.35)	10.22	7.86%	83,683	1.15%	1.42%	3.48%		41.74%
	4/1/2006 - 3/31/2007 (4)	9.76	0.32		0.04	0.36	(0.31)	—		(0.31)	9.81	3.76%	66,823	1.39%	1.75%	3.28%		77.84%
	4/1/2005 - 3/31/2006 (4)	9.85	0.19		(0.09)	0.10	(0.19)	—		(0.19)	9.76	1.03%	44,945	1.55%	1.93%	1.97%		91.81%

PL Floating Rate Loan Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$8.18	$0.45		$1.70	$2.15	$(0.45)	$—		$(0.45)	$9.88	26.70%	$53,122	1.30%	1.54%	4.78%		118.03%
	6/30/2008 - 3/31/2009 (4)	10.00	0.39		(1.82)	(1.43)	(0.39)	—		(0.39)	8.18	(14.37%)	27,811	1.30%	1.53%	5.90%		56.30%

PL Growth LT Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$7.74	$0.02		$3.60	$3.62	$(0.15)	$—		$(0.15)	$11.21	47.26%	$89,219	1.10%	1.37%	0.19%		60.31%
	4/1/2008 - 3/31/2009 (4)	12.63	0.03		(4.63)	(4.60)	—	(0.29)		(0.29)	7.74	(37.27%)	74,158	1.15%	1.42%	0.32%		80.89%
	4/1/2007 - 3/31/2008 (4)	13.10	0.05		(0.22)	(0.17)	(0.05)	(0.25)		(0.30)	12.63	(1.55%)	77,196	1.30%	1.66%	0.36%		81.50%
	4/1/2006 - 3/31/2007 (4)	12.23	(0.01)		0.98	0.97	—	(0.10)		(0.10)	13.10	7.95%	61,954	1.54%	1.95%	(0.08%)		37.99%
	4/1/2005 - 3/31/2006 (4)	10.64	(0.05)		1.64	1.59	—	—		—	12.23	14.94%	43,733	1.70%	2.15%	(0.44%)		69.48%

PL Mid-Cap Equity Fund (8),(10)
Class A:	4/1/2009 - 3/31/2010 (4)	$5.33	$0.03		$3.34	$3.37	$(0.04)	$—		$(0.04)	$8.66	63.29%	$101,650	1.20%	1.41%	0.44%		74.00%
	4/1/2008 - 3/31/2009 (4)	8.92	0.07		(3.58)	(3.51)	(0.08)	(—	)(5)	(0.08)	5.33	(39.44%)	59,135	1.26%	1.52%	1.01%		82.26%
	4/1/2007 - 3/31/2008 (4)	11.62	0.06		(1.61)	(1.55)	(0.03)	(1.12)		(1.15)	8.92	(14.81%)	85,208	1.40%	1.69%	0.55%		70.09%
	4/1/2006 - 3/31/2007 (4)	10.54	(—	)(5)	1.51	1.51	—	(0.43)		(0.43)	11.62	14.80%	71,181	1.60%	2.01%	(—	%)(5)	74.07%
	4/1/2005 - 3/31/2006 (4)	9.90	(0.02)		1.30	1.28	(0.01)	(0.63)		(0.64)	10.54	13.11%	23,992	1.80%	2.44%	(0.16%)		112.93%

PL International Large-Cap Fund (8)
Class A:	4/10/2009 - 3/31/2010 (4)	$9.17	$0.16		$4.64	$4.80	$(0.14)	$—		$(0.14)	$13.83	52.64%	$108,002	1.40%	1.72%	1.26%		24.61%
	4/1/2008 - 3/31/2009 (4)	15.55	0.17		(6.37)	(6.20)	(0.06)	(0.12)		(0.18)	9.17	(40.24%)	65,124	1.46%	1.82%	1.39%		25.95%
	4/1/2007 - 3/31/2008 (4)	16.64	0.19		(0.34)	(0.15)	(0.15)	(0.79)		(0.94)	15.55	(1.17%)	96,049	1.60%	1.99%	1.18%		28.23%
	4/1/2006 - 3/31/2007 (4)	15.45	0.28		2.49	2.77	(0.30)	(1.28)		(1.58)	16.64	18.70%	76,806	1.84%	2.38%	1.77%		47.87%
	4/1/2005 - 3/31/2006 (4)	12.83	(—	)(5)	2.89	2.89	(0.04)	(0.23)		(0.27)	15.45	22.72%	52,728	2.00%	2.79%	(0.03%)		63.12%

PL Small-Cap Value Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$5.49	$0.13		$3.06	$3.19	$(0.11)	$—		$(0.11)	$8.57	58.28%	$38,173	1.30%	1.58%	1.82%		31.57%
	4/1/2008 - 3/31/2009 (4)	8.80	0.16		(3.34)	(3.18)	(0.13)	—		(0.13)	5.49	(36.39%)	27,018	1.34%	1.73%	2.21%		47.41%
	6/29/2007 - 3/31/2008 (4)	10.00	0.10		(1.24)	(1.14)	(0.06)	—		(0.06)	8.80	(11.47%)	19,112	1.50%	2.07%	1.46%		17.98%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
													Ratios of Expenses	Ratios of Expenses
													After Expense	Before Expense	Ratios of Net
		Net Asset Value,			Total from	Distributions	Distributions			Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income
For the Year or		Beginning of Year	Net Investment	Net Realized and	Investment	from Net	from			End of Year or		Year or Period	Average Net	Average Net	(Loss) to Average Net	Portfolio Turnover
Period Ended		or Period	Income (Loss)	Unrealized Gain (Loss)	Operations	Investment Income	Capital Gains		Total Distributions	Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Main Street Core Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$6.11	$0.07	$2.89	$2.96	$(0.07)	$—		$(0.07)	$9.00	48.57%	$146,028	1.00%	1.23%	0.89%	130.37%
	4/1/2008 - 3/31/2009 (4)	9.91	0.09	(3.81)	(3.72)	(0.08)	—		(0.08)	6.11	(37.66%)	85,261	1.06%	1.41%	1.07%	101.22%
	4/1/2007 - 3/31/2008 (4)	11.46	0.08	(0.94)	(0.86)	(0.08)	(0.61)		(0.69)	9.91	(8.29%)	111,936	1.20%	1.50%	0.69%	126.84%
	4/1/2006 - 3/31/2007	10.67	0.05	0.92	0.97	(0.03)	(0.15)		(0.18)	11.46	9.23%	87,136	1.43%	1.88%	0.54%	107.36%
	9/30/2005 - 3/31/2006	10.00	0.01	0.67	0.68	(0.01)	—		(0.01)	10.67	6.85%	53,930	1.60%	2.00%	0.29%	42.30%

PL Emerging Markets Fund
Class A:	4/1/2009 - 3/31/2010 (4)	$6.54	$0.06	$5.66	$5.72	$(0.07)	$—		$(0.07)	$12.19	87.45%	$47,714	1.35%	2.15%	0.57%	55.24%
	4/1/2008 - 3/31/2009 (4)	13.58	0.11	(5.39)	(5.28)	(0.07)	(1.69)		(1.76)	6.54	(42.31%)	30,820	1.42%	2.34%	1.18%	61.50%
	4/1/2007 - 3/31/2008 (4)	13.01	0.07	2.32	2.39	(0.05)	(1.77)		(1.82)	13.58	17.21%	47,633	1.55%	2.38%	0.46%	60.20%
	4/1/2006 - 3/31/2007	12.00	0.06	1.56	1.62	(0.05)	(0.56)		(0.61)	13.01	14.49%	51,376	1.78%	2.81%	0.49%	58.31%
	9/30/2005 - 3/31/2006	10.00	0.08	2.00	2.08	(0.08)	(—	)(5)	(0.08)	12.00	20.94%	33,476	1.95%	5.53%	1.88%	41.88%

PL Managed Bond Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$9.70	$0.30	$1.48	$1.78	$(0.50)	$(0.23)		$(0.73)	$10.75	18.68%	$235,957	0.95%	1.22%	2.86%	351.53%
	4/1/2008 - 3/31/2009 (4)	10.73	0.43	(0.45)	(0.02)	(0.55)	(0.46)		(1.01)	9.70	0.07%	137,724	1.01%	1.30%	4.36%	441.01%
	4/1/2007 - 3/31/2008 (4)	10.16	0.42	0.53	0.95	(0.37)	(0.01)		(0.38)	10.73	9.44%	175,800	1.15%	1.50%	4.05%	424.71%
	4/1/2006 - 3/31/2007 (4)	9.98	0.35	0.22	0.57	(0.39)	—		(0.39)	10.16	5.90%	101,940	1.39%	1.82%	3.49%	477.64%
	4/1/2005 - 3/31/2006 (4)	10.03	0.29	(0.07)	0.22	(0.27)	—		(0.27)	9.98	2.19%	68,825	1.55%	2.00%	2.84%	534.38%

PL Inflation Managed Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$9.59	$0.29	$0.62	$0.91	$(0.40)	$—		$(0.40)	$10.10	9.68%	$149,453	0.95%	1.21%	2.90%	299.61%
	4/1/2008 - 3/31/2009 (4)	11.08	0.39	(0.80)	(0.41)	(0.41)	(0.67)		(1.08)	9.59	(3.85%)	81,266	1.01%	1.35%	3.94%	745.76%
	4/1/2007 - 3/31/2008 (4)	10.13	0.49	0.95	1.44	(0.49)	—		(0.49)	11.08	14.80%	122,386	1.15%	1.49%	4.77%	474.46%
	4/1/2006 - 3/31/2007 (4)	10.00	0.26	0.14	0.40	(0.27)	—		(0.27)	10.13	4.15%	82,340	1.39%	1.78%	2.60%	356.40%
	4/1/2005 - 3/31/2006 (4)	10.51	0.33	(0.36)	(0.03)	(0.47)	(0.01)		(0.48)	10.00	(0.44%)	66,103	1.55%	1.89%	3.21%	188.82%

PL Large-Cap Growth Fund (8),(11)
Class A:	4/1/2009 - 3/31/2010 (4)	$5.44	$(0.03)	$2.30	$2.27	$—	$—		$—	$7.71	41.73%	$61,106	1.28%	1.59%	(0.38%)	115.83%
	4/1/2008 - 3/31/2009 (4)	9.24	(0.05)	(3.75)	(3.80)	—	—		—	5.44	(41.13%)	16,515	1.37%	1.81%	(0.61%)	179.61%
	4/1/2007 - 3/31/2008 (4)	9.43	(0.08)	(0.11)	(0.19)	—	—		—	9.24	(2.01%)	26,235	1.50%	1.92%	(0.79%)	178.83%
	4/1/2006 - 3/31/2007 (4)	10.85	(0.09)	(0.40)	(0.49)	—	(0.93)		(0.93)	9.43	(3.80%)	29,713	1.73%	2.43%	(0.93%)	147.66%
	4/1/2005 - 3/31/2006 (4)	10.14	(0.07)	0.78	0.71	—	—		—	10.85	7.00%	19,366	1.90%	2.58%	(0.62%)	160.96%

PL Comstock Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$6.95	$0.09	$3.74	$3.83	$(0.09)	$—		$(0.09)	$10.69	55.34%	$128,169	1.30%	1.51%	0.93%	27.65%
	4/1/2008 - 3/31/2009 (4)	11.84	0.16	(4.89)	(4.73)	(0.16)	—		(0.16)	6.95	(40.11%)	74,862	1.37%	1.58%	1.68%	59.96%
	4/1/2007 - 3/31/2008 (4)	14.11	0.15	(1.95)	(1.80)	(0.12)	(0.35)		(0.47)	11.84	(13.16%)	124,271	1.50%	1.77%	1.09%	23.28%
	4/1/2006 - 3/31/2007 (4)	12.92	0.12	1.55	1.67	(0.11)	(0.37)		(0.48)	14.11	13.21%	83,788	1.74%	2.11%	0.92%	40.11%
	4/1/2005 - 3/31/2006 (4)	12.58	0.10	0.83	0.93	(0.06)	(0.53)		(0.59)	12.92	7.62%	62,447	1.90%	2.25%	0.79%	22.40%

See Notes to Financial Statements	See explanation of references on E-6

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data
													Ratios of Expenses	Ratios of Expenses
													After Expense	Before Expense	Ratios of Net
		Net Asset Value,			Total from	Distributions		Distributions		Net Asset Value,		Net Assets, End of	Reductions to	Reductions to	Investment Income
For the Year or		Beginning of Year	Net Investment	Net Realized and	Investment	from Net		from		End of Year or		Year or Period	Average Net	Average Net	(Loss) to Average Net	Portfolio Turnover
Period Ended		or Period	Income (Loss)	Unrealized Gain (Loss)	Operations	Investment Income		Capital Gains	Total Distributions	Period	Total Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Mid-Cap Growth Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$4.98	( $0.03)	$3.56	$3.53	$—		( $0.10)	( $0.10)	$8.41	70.89%	$54,994	1.25%	1.53%	(0.42%)	31.79%
	4/1/2008 - 3/31/2009 (4)	9.31	(0.05)	(3.57)	(3.62)	—		(0.71)	(0.71)	4.98	(40.02%)	18,873	1.34%	1.80%	(0.60%)	47.92%
	4/1/2007 - 3/31/2008 (4)	10.93	(0.02)	0.66	0.64	—		(2.26)	(2.26)	9.31	3.48%	50,189	1.45%	1.80%	(0.19%)	77.63%
	4/1/2006 - 3/31/2007 (4)	11.67	(0.07)	0.31	0.24	—		(0.98)	(0.98)	10.93	2.64%	63,462	1.68%	2.08%	(0.64%)	60.08%
	4/1/2005 - 3/31/2006 (4)	8.93	(0.11)	2.85	2.74	—		—	—	11.67	30.68%	39,980	1.85%	2.29%	(1.04%)	107.64%

PL Real Estate Fund (8)
Class A:	4/1/2009 - 3/31/2010 (4)	$4.60	$0.12	$4.64	$4.76	( $0.12)		$—	( $0.12)	$9.24	104.32%	$36,352	1.45%	1.76%	1.68%	26.55%
	4/1/2008 - 3/31/2009 (4)	11.25	0.15	(6.65)	(6.50)	(0.15	)(12)	—	(0.15)	4.60	(58.24%)	20,775	1.51%	1.89%	1.79%	42.37%
	4/1/2007 - 3/31/2008 (4)	14.94	0.13	(2.77)	(2.64)	(0.18)		(0.87)	(1.05)	11.25	(18.03%)	37,872	1.65%	2.03%	1.02%	34.98%
	4/1/2006 - 3/31/2007 (4)	12.89	0.04	3.01	3.05	(0.05)		(0.95)	(1.00)	14.94	24.19%	31,504	1.89%	2.42%	0.27%	36.83%
	4/1/2005 - 3/31/2006 (4)	9.39	0.05	3.70	3.75	(0.17)		(0.08)	(0.25)	12.89	40.43%	25,552	2.05%	2.76%	0.41%	9.81%

(1)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(2)	The ratios of expenses after expense reductions to average net assets are after any adviser expense reimbursements, administrator fee reductions, and distributor fee waivers, as discussed in Note 5 to the Financial Statements. Additionally, non 12b-1 service fees for Class A shares were reduced by 0.25% effective January 1, 2007. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the Underlying Funds (see Note 1 in Notes to Financial Statements) in which the PL Portfolio Optimization Funds invest.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share net investment income has been calculated using the average shares method.

(5)	Amount represents less than $0.005 per share or less than 0.005%.

(6)	Class B and C shares were converted to Class A shares on June 29, 2005.

(7)	Prior to October 1, 2005, the PL Small-Cap Growth Fund was named the PF AIM Aggressive Growth Fund.

(8)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 in Notes to Financial Statements).

(9)	Prior to May 1, 2006, the PL International Value Fund was named PF Lazard International Value Fund.

(10)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named PL Mid-Cap Value Fund.

(11)	Prior to January 1, 2006, the PL Large-Cap Growth Fund was named the PF AIM Blue Chip Fund.

(12)	Includes return of capital distribution of $0.01 per share.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2010, was comprised of twenty-three separate funds (each individually, a “Fund”, and collectively the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Large-Cap Growth Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund.
     Each Fund, with the exception of the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds, (collectively, the “Portfolio Optimization Funds”), offers Class A shares only. Effective June 23, 2008, all Class B and C shares in the PL Small-Cap Growth, PL International Value, PL Large-Cap Value, PL Short Duration Bond, PL Growth LT, PL Mid-Cap Equity, PL International Large-Cap, PL Managed Bond, PL Inflation Managed, PL Large-Cap Growth, PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds were converted to Class A shares within each Fund. The Portfolio Optimization Funds invest all of their assets in Class A shares of other funds of the Trust (collectively, the “Underlying Funds”). Presently, only the Portfolio Optimization Funds can invest in the PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds. Other than the PL Money Market Fund, the Underlying Funds are not available to new investors. The Portfolio Optimization Funds offer Class A, Class B, Class C and Class R shares. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within one year of purchase. Class A shares of PL Money Market Fund are sold at NAV without an initial sales charge.
     The Portfolio Optimization Funds invest substantially all of their assets in the Underlying Funds without payment of a front-end sales charge. No CDSC is charged to the Portfolio Optimization Funds upon the sales of shares of the Underlying Funds. An asset allocation process is used to determine each of the Portfolio Optimization Funds’ investment mixes and target allocations for each Underlying Fund. The Portfolio Optimization Funds’ asset allocations to the various Underlying Funds are periodically evaluated by Pacific Life Fund Advisors LLC, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), the investment adviser to the Trust, and may be updated at that time. Asset allocation analysis is performed by a third-party asset allocation consultant firm retained by Pacific Life Fund Advisors LLC. The asset class allocations, Underlying Funds (including any funds organized in the future), or target allocations with respect to each Underlying Fund, may be changed from time to time, without prior approval from shareholders, as determined appropriate to pursue stated investment goals. Since the Portfolio Optimization Funds invest in the Underlying Funds, in addition to their own net operating expenses, they also indirectly bear a portion of the net operating expenses of the applicable Underlying Funds, based on the actual average holdings.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements.
     The Trust implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) as the single source of authoritative accounting guidance under the Generally Accepted Accounting Principles Topic. The ASC does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the ASC carries an equal level of authority. The ASC changed how the Trust references U.S. GAAP in its notes to financial statements.
     In addition, the Trust implemented new guidance under (i) ASC Topic 815, Derivative and Hedging, (see required disclosure in each Fund’s Notes to Schedule of Investments and Note 11), (ii) ASC Topic 820, Fair Value Measurements and Disclosures, (see required disclosure in each Fund’s Notes to Schedule of Investments and Note 10), and (iii) ASC Topic 855, Subsequent Events, (see disclosure in Note 17 for details).
     A. FUND VALUATION
     Each Fund is divided into shares. The price of a Fund’s shares is called NAV per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV per share is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds plus cash or other assets, including interest accrued but not yet received), subtracting a Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of a Fund, and any other

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liabilities), and dividing by the total number of shares outstanding. The value of a Fund’s assets is based on the fair value of all of the securities and other instruments (collectively “holdings”) it holds.
     As a general principle, in determining a Fund’s NAV, the fair value of each holding is the amount which the Trust might reasonably expect to receive for the holding upon its current sale in the ordinary course.
     Where available, such fair values are determined based on pricing data obtained from various sources approved by the Trust’s Board of Trustees (the “Board”). For purposes of calculating the NAV:
     Domestic Equity Holdings. For domestic equity holdings, the Trust normally uses the last reported sale price received shortly after the New York Stock Exchange (“NYSE”) close and does not normally take into account trading, clearances or settlements that take place after the NYSE close.
     Foreign Equity Holdings. Foreign equity holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE close. Foreign equity holdings are generally valued at their last reported sale price on a principal exchange. Quotations of foreign holdings in foreign currencies and those valued using foreign currency rates are converted into to U.S. dollar equivalents using a foreign exchange quotation from an approved source.
     Over the Counter (“OTC”) Holdings and Certain Equity Holdings. OTC holdings, including options contracts and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services, which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.
     Fixed Income Holdings, including Domestic and Foreign Holdings. Fixed income holdings are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board.
     Money Market Instruments and Short-Term Holdings. The PL Money Market Fund’s holdings and money market instruments and short-term holdings maturing within 60 days in other Funds are valued at amortized cost, which involves valuing a holding at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation and approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the holding.
     Portfolio Optimization Funds. The assets of each Portfolio Optimization Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAV’s at the time of computation.
     Fair Value Under the Procedures Established by the Board
     In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations or alternate pricing methodologies approved by the Board are deemed unreliable or inaccurate, or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before each Fund values its assets, the holdings will be fair valued as determined in good faith pursuant to procedures adopted by the Board and in accordance with the provisions of the 1940 Act (“Trust’s Procedures”).
     When the Trust values a holding pursuant to the Trust’s Procedures, such holdings will not be priced on the basis of quotes from the primary market in which they are traded, but rather will be priced by other methods established under the Trust’s Procedures. Fair valuation may require subjective determinations about the value of a holding. The fair value used by the Trust for a holding may differ from the value that the Trust would actually realize if the holding was sold.
     Fair valuation will be used when events significantly affecting the values of a Fund’s foreign holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the Trust’s procedures, the closing price of a foreign holding is deemed unreliable. All of these events could materially affect a Fund’s NAV. The Trust has retained a statistical research service to assist in determining the fair value of foreign holdings. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings.
     Each Fund’s NAV per share is calculated once a day, every day the NYSE is open, including days when foreign markets are closed. For purposes of calculating the NAV for each Fund except the PL Money Market Fund, the holdings are calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it may occasionally close earlier. If the NYSE or other domestic exchange that normally closes at or before 4:00 p.m. Eastern Time, closes later than 4:00 p.m. Eastern Time, the closing prices of such domestic exchanges will be used to determine a Fund’s NAV. The NAV of the PL Money Market Fund is calculated by valuing its holdings using amortized cost, which approximates market value. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a holding or the NAV determined earlier that day.

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     The Fund’s NAV will not be determined on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of holdings or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Trading in holdings on exchanges and OTC markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern Time. In addition, the Funds may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, holdings trading on foreign markets may take place on days when the NYSE is closed, and as a result, the Fund’s NAVs will not be calculated and shareholders will not be able to redeem their shares on such days. Since holdings that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a Fund does not price its shares, the value of a Fund’s holdings (and thereby the NAV of the Fund) may change on days when shareholders will not be able to purchase or redeem shares.
     B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which a Fund invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2G) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations when received. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and/or service fees (see Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.
     C. DISTRIBUTIONS TO SHAREHOLDERS
     Each Fund currently declares and pays dividends on net investment income at least annually, except for the PL Money Market, PL Short Duration Bond, PL Floating Rate Loan, PL Managed Bond, PL Inflation Managed, and PL Real Estate Funds. Dividends for these Funds are generally: 1) declared daily and paid monthly for the PL Money Market Fund; 2) declared and paid monthly for the PL Short Duration Bond, PL Floating Rate Loan, PL Managed Bond, and PL Inflation Managed Funds; and 3) declared and paid quarterly for the PL Real Estate Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for each Fund.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. FOREIGN CURRENCY TRANSLATION
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     None of the Funds separately reports the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.
     E. EXPENSE ALLOCATION
     General expenses of the Trust are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund. Class-specific fees are charged directly to the respective share class within each Fund.

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     F. OFFERING COSTS
     A Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with offering expenses of a Fund including legal, printing and support service expenses (see Note 3). All such costs are amortized to expense of a new Fund on a straight-line basis over twelve months from commencement of operations.
     G. INVESTMENTS AND RISKS
     General Investment Risks
     An investment in each Fund represents an indirect investment in the holdings owned by that Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in a Fund at any point in time may be worth more or less than the original investment. Investments in a Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.
     The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     Fixed income (debt) holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income (debt) holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Trust’s assets. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s holdings may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those holdings. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.
     Each Fund may not invest in illiquid securities and illiquid bank loans (collectively, “illiquid holdings”) if as a result of such investment, more than 15% (10% for the PL Money Market Fund) of its net assets (taken at market value at the time of such investment) would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The market value of illiquid holdings held by each Fund as of March 31, 2010 was less than 15% (10% for the PL Money Market Fund) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a Fund may not be able to sell such holding quickly for its full value.
     Senior Loan Participations and Assignments
     Certain Funds may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, cannot be predicted with accuracy, as a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
     When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

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     When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance of the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2010, no participation interest in Senior Loans was held by any of the Funds.
     Inflation-Indexed Bonds
     Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     Mortgage-Related and Other Asset-Backed Securities
     Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage passthrough securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.
     Mortgage dollar rolls, principally on a forward commitment basis, involve a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.
     SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     Government Sponsored Enterprise Securities
     Certain Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although chartered and sponsored by Congress, such entities are generally not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government. As such, securities issued by these entities are typically supported only by the credit of the issuing entity, which depends entirely on its own resources to repay the debt, subject to the risk of default.
     However, on September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to those applicable entities and their respective assets. FHFA selected a new chief executive officer and chairman of the board of directors of Fannie Mae and Freddie Mac.

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     On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“Purchase Agreements”) with Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each entity. This agreement contains various covenants that severely limit each entity’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each entity’s senior preferred stock and warrants to purchase 79.9% of each entity’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to both Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for each of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities.
     On May 6, 2009, the U.S. Treasury and FHFA, acting on behalf of Fannie Mae and Freddie Mac in its capacity as conservator, amended the Purchase Agreements, to among other items: (i) increase the funding available under the Purchase Agreements from $100 billion to $200 billion; (ii) increase the limit on mortgage-related investments portfolio as of December 31, 2009 from $850 billion to $900 billion; and (iii) revise the limit on the aggregate indebtedness and the method of calculating such limit for both Fannie Mae and Freddie Mac.
     On December 24, 2009, the Purchase Agreements were amended again to allow the Treasury’s funding commitment to increase from $200 billion to such amount as necessary to accommodate any cumulative reduction in net worth over the next three years. At the conclusion of the three-year period, the remaining commitment will be fully available to be drawn per the terms of the agreements.
     When-Issued Securities
     Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     Delayed-Delivery Transactions
     Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.
     Short Sales
     Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.
     When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.
     The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increases a Fund’s volatility.
     Repurchase Agreements
     Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Trust’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     Derivative Instruments
     Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps and credit default swaps (see Note 11 for a detailed discussion on derivative instruments).
     H. NEW ACCOUNTING PRONOUNCEMENT
     In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, amending ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), to require entities to disclose significant transfers between Levels 1 and 2, to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy (see Note 10). This amendment to ASC 820 is effective for interim and annual period beginning after December 15, 2009, except for the disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). Management is currently evaluating the impact the implementation of this amendment to ASC 820 will have on the Trust’s financial statement disclosures.
3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS
     Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), serves as investment adviser to the Trust. PLFA also does business under the name Pacific Asset Management. Pacific Asset Management manages the PL Money Market Fund. For each other Fund, with the exception of the Portfolio Optimization Funds, PLFA has retained other management firms to sub-advise each Fund, as discussed later in this section. PLFA receives advisory fees from each Fund based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PL Portfolio Optimization Conservative	0.20%	PL Large-Cap Value	0.65%	PL Emerging Markets	0.80%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Short Duration Bond	0.40%	PL Managed Bond	0.40%
PL Portfolio Optimization Moderate	0.20%	PL Floating Rate Loan	0.75%	PL Inflation Managed	0.40%
PL Portfolio Optimization Moderate-Aggressive	0.20%	PL Growth LT	0.55%	PL Large-Cap Growth (2)	0.75%
PL Portfolio Optimization Aggressive	0.20%	PL Mid-Cap Equity	0.65%	PL Comstock	0.75%
PL Money Market	See (1)	PL International Large-Cap	0.85%	PL Mid-Cap Growth	0.70%
PL Small-Cap Growth	0.60%	PL Small-Cap Value	0.75%	PL Real Estate	0.90%
PL International Value	0.65%	PL Main Street Core	0.45%

(1)	An annual rate of 0.20% of the first $250 million of the average daily net assets, 0.15% of the next $250 million, and 0.10% in excess of $500 million.

(2)	Effective October 1, 2009, PLFA voluntarily agreed to waive 0.025% of its advisory fees through June 30, 2011 as long as UBS Global Asset Management (Americas), Inc. remains manager of the fund. There is no guarantee that PLFA will continue such waiver after that date.
     Pursuant to Fund Management Agreements, the Trust and PLFA engage various management firms under PLFA’s supervision for seventeen of the twenty-three Funds. As of March 31, 2010, the following firms serve as sub-advisers for their respective Fund: Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; AllianceBernstein L.P. for the PL International Value Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; Goldman Sachs Asset Management, L.P. for the PL Short Duration Bond Fund; Highland Capital Management, L.P. for the PL Floating Rate Loan Fund (Note: Eaton Vance Management is scheduled to become the manager effective July 1, 2010); Janus Capital Management LLC for the PL Growth LT Fund; Lazard Asset Management LLC for the PL Mid-Cap Equity Fund; MFS Investment Management for the PL International Large-Cap Fund; NFJ Investment Group LLC for the PL Small-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Pacific Investment Management Company LLC for the PL Managed Bond and PL Inflation Managed Funds; UBS Global Asset Management (Americas) Inc. for the PL Large-Cap Growth Fund; and Van Kampen for the PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds. PLFA, as investment adviser to the Trust, pays the related management fees to these sub-advisers as compensation for advisory services provided to their respective Fund.
     Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust compensated the Administrator at an annual rate of 0.30% of average daily net assets for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the administrator’s and investment adviser’s responsibilities under the respective Agreements. Under the support services agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying each Fund on State and Federal levels, providing legal,

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
compliance, accounting, tax and chief compliance officer services, maintaining the Trust’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisings, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and service payments to selling groups in connection with the sale of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the 1940 Act (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (non 12b-1). Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares. The service fee was 0.25% for Class A, B, C, and R shares. The Class A shares did not pay a distribution fee. For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, without payment of a front-end sales charge. To avoid duplication of fees, the 0.25% service fee for each class of the Portfolio Optimization Funds was waived. The fees were accrued daily.
     For the year ended March 31, 2010, the Distributor, acting as underwriter, received net commissions of $8,742,480 from the sale of Class A shares and received $633,605 in CDSC from redemptions of Class B and C shares.
4. TRUSTEE COMPENSATION
     The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee is eligible to participate in the Trust’s Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Trust that are payable in accordance with the Deferred Compensation Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. During the year ended March 31, 2010, the Trust paid $68,243 of deferred compensation to retired independent trustees. As of March 31, 2010, the total deferred trustee compensation liability was $60,378 for both current and retired independent trustees.
5. EXPENSE REDUCTIONS
     To help limit the Trust’s expenses, PLFA, pursuant to an expense limitation agreement, has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; dividends on securities sold short; acquired fund fees and expenses; taxes (including foreign taxes on dividends, interest or gains); interest; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual expense rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the Underlying Funds through June 30, 2010. Pacific Life, as Administrator, charges each Fund at an annual rate of 0.30% of average daily net assets under the Administration and Shareholder Services Agreement (see Note 3). To the extent that the expense cap for a Fund is lower than the administration fee, pursuant to an Expense Limitation Agreement dated July 1, 2008, Pacific Life has agreed to reduce its administration fee to the level of the expense cap through June 30, 2010.
     The investment adviser expense reimbursement and administrator fee reduction for the year ended March 31, 2010 for each Fund were as follows:

	Investment		Total
	Adviser	Administrator	Reimbursements
	Expense	Fee	and
Funds	Reimbursements	Reductions	Reductions

PL Portfolio Optimization Conservative	$240,286	$352,540	$592,826
PL Portfolio Optimization Moderate-Conservative	273,454	405,148	678,602
PL Portfolio Optimization Moderate	742,958	1,301,156	2,044,114
PL Portfolio Optimization Moderate-Aggressive	713,516	1,238,156	1,951,672
PL Portfolio Optimization Aggressive	335,038	516,135	851,173
PL Money Market	156,211	88,660	244,871
PL Small-Cap Growth	96,729	—	96,729
PL International Value	289,342	—	289,342
PL Large-Cap Value	216,004	—	216,004
PL Short Duration Bond	164,724	—	164,724
PL Floating Rate Loan	98,235	—	98,235
PL Growth LT	216,805	—	216,805

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Investment		Total
	Adviser	Administrator	Reimbursements
	Expense	Fee	and
Funds	Reimbursements	Reductions	Reductions

PL Mid-Cap Equity	$177,580	$—	$177,580
PL International Large-Cap	286,639	—	286,639
PL Small-Cap Value	92,384	—	92,384
PL Main Street Core	266,417	—	266,417
PL Emerging Markets	319,937	—	319,937
PL Managed Bond	502,729	—	502,729
PL Inflation Managed	308,763	—	308,763
PL Large-Cap Growth	120,503	—	120,503
PL Comstock	214,415	—	214,415
PL Mid-Cap Growth	115,208	—	115,208
PL Real Estate	94,439	—	94,439

Total	$6,042,316	$3,901,795	$9,944,111

     There is no guarantee that PLFA and/or Pacific Life will continue to cap and/or reduce expenses after June 30, 2010. Any reimbursement and reduction, except for the reimbursement of $8,449 by PLFA for the insurance premium paid by the PL Money Market Fund for participating in the U.S. Treasury’s Temporary Money Market Fund Guarantee Program (see Note 14) and the administration fee reduction of $88,660 by Pacific Life, is subject to repayment to PLFA and/or Pacific Life, for a period of time as permitted under regulatory and/or accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the Fund, but not above the expense cap that was in place when the amounts were initially reimbursed or reduced.
     The cumulative reimbursement and reduction amounts, if any, as of March 31, 2010 that are subject to repayment for each Fund are as follows:

	Expiration
Funds	2011	2012	2013

PL Portfolio Optimization Conservative	$257,268	$366,006	$592,826
PL Portfolio Optimization Moderate-Conservative	575,493	577,457	678,602
PL Portfolio Optimization Moderate	2,124,615	1,939,507	2,044,114
PL Portfolio Optimization Moderate-Aggressive	2,302,787	1,999,277	1,951,672
PL Portfolio Optimization Aggressive	1,080,933	906,385	851,173
PL Money Market	93,254	165,706	147,762
PL Small-Cap Growth	165,822	131,007	96,729
PL International Value	343,568	325,469	289,342
PL Large-Cap Value	198,498	175,460	216,004
PL Short Duration Bond	212,660	150,950	164,724
PL Floating Rate Loan	—	55,422	98,235
PL Growth LT	272,256	229,867	216,805
PL Mid-Cap Equity	234,458	195,175	177,580
PL International Large-Cap	357,364	296,673	286,639
PL Small-Cap Value	66,498	120,502	92,384
PL Main Street Core	315,029	370,309	266,417
PL Emerging Markets	455,787	347,289	319,937
PL Managed Bond	501,374	472,001	502,729
PL Inflation Managed	359,755	341,417	308,763
PL Large-Cap Growth	140,798	94,718	120,503
PL Comstock	300,315	214,389	214,415
PL Mid-Cap Growth	238,535	138,724	115,208
PL Real Estate	138,599	118,370	94,439

Total	$10,735,666	$9,732,080	$9,847,002

     Due to the current regulatory and/or accounting guidance, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2007 expired for future recoupment as of March 31, 2010. Based on the Trust’s experience, the likelihood of repayment by a Fund for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by any Fund as of March 31, 2010. The adviser expense reimbursement and administrator fee reduction is presented in the Statements of Operations.
6. TRANSACTIONS WITH AFFILIATES
     The Trust has incurred $10,251,934 of investment advisory fees (after $89,072 and $6,807 advisory fee waivers for the PL Money Market Fund and PL Large-Cap Growth Fund, respectively), $3,926,325 of administration fees (after $3,901,795 administrator fee reduction), and $992,989 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3), for the year ended March 31, 2010. As of March 31, 2010, $1,048,755, $397,501, and $248,846, respectively, remained payable.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     For the year ended March 31, 2010, the Trust also incurred $8,382,253 of distribution and/or service fees (after distribution and/or service fee waivers of $3,178,677), payable to the Distributor under the 12b-1 Plans and non 12b-1 service plan. As of March 31, 2010, $194,376 remained payable.
     As of March 31, 2010, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C and R) owned shares in each of the affiliated applicable Underlying Funds. A summary of transactions for the year ended March 31, 2010 is as follows:

							March 31, 2010
			Distributions		Net	Change in
	April 1, 2009	Purchase	Received and	Sales	Realized	Unrealized	Market	Shares
Fund/Underlying Fund	Market Value	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	Appreciation	Value	Balance

PL Portfolio Optimization Conservative Fund
PL Money Market	$1,490,508	$627,140	$—	$2,117,648	$—	$—	$—	—
PL International Value	2,377,909	1,772,943	43,403	1,716,104	(766,846)	1,842,037	3,553,342	386,653
PL Large-Cap Value	1,577,726	6,397,278	78,613	1,066,968	(214,958)	1,741,647	8,513,338	817,019
PL Short Duration Bond	11,568,349	11,038,134	321,925	2,165,048	(25,155)	456,849	21,195,054	2,119,505
PL Floating Rate Loan	6,453,595	5,887,660	509,737	656,332	(53,314)	1,807,594	13,948,940	1,411,836
PL Growth LT	1,825,156	2,182,763	29,821	1,560,050	(277,921)	1,134,567	3,334,336	297,443
PL Mid-Cap Equity	2,607,989	1,905,200	19,067	997,453	(408,179)	2,092,042	5,218,666	602,617
PL International Large-Cap	1,656,197	3,789,636	23,158	3,033,108	(207,398)	1,058,585	3,287,070	237,677
PL Main Street Core	4,377,774	3,270,953	29,867	5,710,948	(779,348)	2,118,094	3,306,392	367,377
PL Managed Bond	28,559,899	23,323,283	2,085,683	649,373	1,066,300	3,435,251	57,821,043	5,378,702
PL Inflation Managed	15,831,891	11,937,686	812,997	2,161,449	(244,813)	1,222,864	27,399,176	2,712,790
PL Large-Cap Growth	—	3,387,567	—	438,135	13,149	653,412	3,615,993	469,000
PL Comstock	3,301,137	2,012,187	39,205	1,731,148	(469,027)	2,097,141	5,249,495	491,066

Total	$81,628,130	$77,532,430	$3,993,476	$24,003,764	$(2,367,510)	$19,660,083	$156,442,845

							March 31, 2010
			Distributions		Net	Change in
	April 1, 2009	Purchase	Received and	Sales	Realized	Unrealized	Market	Shares
Fund/Underlying Fund	Market Value	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	Appreciation	Value	Balance

PL Portfolio Optimization Moderate-Conservative Fund
PL Small-Cap Growth	$1,023,236	$20,919	$—	$1,258,736	$(253,708)	$468,289	$—	—
PL International Value	5,718,751	1,753,399	85,600	4,230,450	(2,846,317)	5,111,972	5,592,955	608,591
PL Large-Cap Value	3,840,307	5,987,228	123,481	237,312	(81,904)	2,646,096	12,277,896	1,178,301
PL Short Duration Bond	10,394,754	7,938,787	285,297	282,755	(65)	392,371	18,728,389	1,872,839
PL Floating Rate Loan	5,530,145	5,401,653	439,607	421,932	(14,206)	1,492,409	12,427,676	1,257,862
PL Growth LT	3,943,745	1,154,589	75,234	1,471,054	(575,040)	2,155,476	5,282,950	471,271
PL Mid-Cap Equity	3,886,009	917,054	28,997	688,582	(231,382)	2,731,068	6,643,164	767,109
PL International Large-Cap	4,839,675	2,207,742	74,199	411,773	(133,841)	2,695,420	9,271,422	670,385
PL Small-Cap Value	940,468	338,385	21,227	318,039	(60,535)	637,486	1,558,992	181,913
PL Main Street Core	6,853,763	2,850,242	86,058	561,012	(207,704)	3,646,247	12,667,594	1,407,511
PL Managed Bond	25,837,362	14,535,031	1,724,114	731,073	861,077	3,028,296	45,254,807	4,209,749
PL Inflation Managed	13,955,393	8,784,316	727,634	696,177	(46,344)	963,667	23,688,489	2,345,395
PL Large-Cap Growth	1,005,606	3,722,638	—	400,689	(121,076)	1,296,236	5,502,715	713,711
PL Comstock	6,886,784	1,771,611	88,368	1,571,648	(932,617)	4,432,798	10,675,296	998,624
PL Mid-Cap Growth	2,034,810	606,630	—	737,702	(183,280)	1,580,915	3,301,373	392,553

Total	$96,690,808	$57,990,224	$3,759,816	$14,018,934	$(4,826,942)	$33,278,746	$172,873,718

							March 31, 2010
			Distributions		Net	Change in
	April 1, 2009	Purchase	Received and	Sales	Realized	Unrealized	Market	Shares
Fund/Underlying Fund	Market Value	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	Appreciation	Value	Balance

PL Portfolio Optimization Moderate Fund
PL Small-Cap Growth	$6,327,324	$680,103	$—	$3,963,728	$(1,921,542)	$4,603,790	$5,725,947	608,496
PL International Value	20,723,872	5,876,636	343,171	12,684,982	(9,696,587)	18,266,790	22,828,900	2,484,102
PL Large-Cap Value	21,074,191	21,322,427	577,354	200,895	(73,332)	12,288,395	54,988,140	5,277,173
PL Short Duration Bond	22,404,654	9,592,122	453,584	7,035,951	24,736	657,114	26,096,259	2,609,626
PL Floating Rate Loan	13,038,709	9,609,856	984,563	203,545	(25,769)	3,352,327	26,756,141	2,708,111
PL Growth LT	22,640,031	3,722,425	428,532	7,676,964	(3,508,379)	12,123,634	27,729,279	2,473,620
PL Mid-Cap Equity	18,394,241	2,932,622	137,427	449,223	(256,230)	12,129,013	32,887,850	3,797,673
PL International Large-Cap	18,580,252	6,389,364	284,307	824,243	(279,743)	10,067,289	34,217,226	2,474,131
PL Small-Cap Value	5,796,711	1,698,376	133,784	52,338	(20,835)	3,635,576	11,191,274	1,305,866
PL Main Street Core	28,216,458	8,531,127	349,035	474,614	(212,035)	14,168,176	50,578,147	5,619,794
PL Emerging Markets	10,116,269	2,137,511	83,749	2,983,955	(776,240)	8,651,928	17,229,262	1,413,393
PL Managed Bond	55,013,605	23,305,664	3,461,573	801,391	1,709,412	6,210,587	88,899,450	8,269,716
PL Inflation Managed	30,374,119	23,856,634	1,745,777	888,027	(63,989)	2,387,923	57,412,437	5,684,400
PL Large-Cap Growth	6,114,856	11,424,207	—	137,677	(69,610)	5,223,389	22,555,165	2,925,443
PL Comstock	23,790,437	7,228,443	353,011	466,625	(266,258)	14,105,869	44,744,877	4,185,676
PL Mid-Cap Growth	6,193,568	1,219,087	—	686,680	(84,900)	4,486,371	11,127,446	1,323,121
PL Real Estate	4,594,559	2,488,650	142,186	1,143,161	(976,284)	6,547,813	11,653,763	1,261,230

Total	$313,393,856	$142,015,254	$9,478,053	$40,673,999	$(16,497,585)	$138,905,984	$546,621,563

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

							March 31, 2010
			Distributions		Net	Change in
	April 1, 2009	Purchase	Received and	Sales	Realized	Unrealized	Market	Shares
Fund/Underlying Fund	Market Value	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	Appreciation	Value	Balance

PL Portfolio Optimization Moderate-Aggressive Fund
PL Small-Cap Growth	$9,507,107	$927,212	$—	$4,408,938	$(2,150,007)	$6,617,628	$10,493,002	1,115,090
PL International Value	31,188,322	5,351,475	544,586	15,468,885	(13,475,307)	26,795,526	34,935,717	3,801,493
PL Large-Cap Value	23,772,917	21,011,442	652,039	39,696	(4,858)	13,863,049	59,254,893	5,686,650
PL Short Duration Bond	2,756,816	6,481,916	133,038	123,486	(14)	162,555	9,410,825	941,082
PL Floating Rate Loan	2,792,420	286,762	42,054	3,430,051	(280,316)	589,131	—	—
PL Growth LT	30,522,197	3,101,160	583,792	10,892,717	(4,807,547)	16,315,317	34,822,202	3,106,352
PL Mid-Cap Equity	23,956,975	1,851,596	173,931	637,374	(482,143)	15,668,493	40,531,478	4,680,309
PL International Large-Cap	27,126,165	3,501,749	398,302	4,251,768	(2,091,331)	15,208,019	39,891,136	2,884,392
PL Small-Cap Value	11,554,863	1,654,302	197,983	3,567,690	(1,770,929)	7,420,210	15,488,739	1,807,321
PL Main Street Core	30,360,760	8,869,054	395,516	97,010	(48,732)	15,692,848	55,172,436	6,130,271
PL Emerging Markets	12,752,271	1,173,258	106,565	3,712,199	(1,259,476)	11,193,290	20,253,709	1,661,502
PL Managed Bond	23,156,379	9,979,946	1,349,054	4,562,574	672,457	2,551,374	33,146,636	3,083,408
PL Inflation Managed	17,529,642	17,973,914	1,151,032	484,246	(4,419)	1,606,850	37,772,773	3,739,878
PL Large-Cap Growth	5,844,767	9,688,495	—	378,721	(132,186)	5,021,900	20,044,255	2,599,774
PL Comstock	26,592,343	3,408,084	377,245	51,088	(16,865)	14,945,682	45,255,401	4,233,433
PL Mid-Cap Growth	5,987,024	11,628,018	—	367,342	183,526	8,056,875	25,488,101	3,030,690
PL Real Estate	10,177,254	1,208,316	221,704	4,653,899	(4,936,480)	14,006,140	16,023,035	1,734,095

Total	$295,578,222	$108,096,699	$6,326,841	$57,127,684	$(30,604,627)	$175,714,887	$497,984,338

							March 31, 2010
			Distributions		Net	Change in
	April 1, 2009	Purchase	Received and	Sales	Realized	Unrealized	Market	Shares
Fund/Underlying Fund	Market Value	Cost (1)	Reinvested (2)	Proceeds	Gain (Loss) (3)	Appreciation	Value	Balance

PL Portfolio Optimization Aggressive Fund
PL Small-Cap Growth	$6,420,820	$2,240,534	$—	$3,676,151	$(1,493,783)	$4,862,185	$8,353,605	887,737
PL International Value	17,388,051	2,865,449	287,409	9,778,547	(8,766,328)	16,016,634	18,012,668	1,960,029
PL Large-Cap Value	10,069,419	8,024,233	273,805	158,314	(76,868)	5,898,245	24,030,520	2,306,192
PL Growth LT	13,819,590	2,650,168	283,189	5,955,338	(2,896,038)	8,290,221	16,191,792	1,444,406
PL Mid-Cap Equity	10,105,956	1,229,603	71,666	1,545,846	(944,996)	7,245,816	16,162,199	1,866,305
PL International Large-Cap	11,699,698	4,923,390	177,527	3,167,702	(1,473,149)	7,872,642	20,032,406	1,448,475
PL Small-Cap Value	8,726,477	1,061,057	138,578	4,032,450	(1,596,838)	5,631,511	9,928,335	1,158,499
PL Main Street Core	15,463,313	2,301,491	184,679	1,075,250	(520,864)	7,923,357	24,276,726	2,697,414
PL Emerging Markets	7,971,169	2,366,794	53,603	5,592,869	(2,236,525)	7,659,787	10,221,959	838,553
PL Managed Bond	—	5,551,369	204,220	450,420	109,685	161,137	5,575,991	518,697
PL Large-Cap Growth	2,515,549	4,257,879	—	716,462	(239,931)	2,286,687	8,103,722	1,051,066
PL Comstock	12,807,819	3,172,355	176,439	2,708,657	(1,511,502)	8,385,624	20,322,078	1,901,036
PL Mid-Cap Growth	2,515,983	6,741,630	—	1,116,333	(70,236)	4,028,376	12,099,420	1,438,694
PL Real Estate	5,737,829	1,591,664	116,135	4,170,117	(3,211,561)	8,248,222	8,312,172	899,586

Total	$125,241,673	$48,977,616	$1,967,250	$44,144,456	$(24,928,934)	$94,510,444	$201,623,593

(1)	Purchased cost excludes distributions received and reinvested.

(2)	Distributions received includes distributions from net investment income, if any, from the underlying funds. (3) Net realized gain or loss included distributions from capital gains, if any.

(3)	Net realized gain or loss included distributions from capital gains, if any.
7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended March 31, 2010, is as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Funds	Income	Capital Gains	Distributions

PL Portfolio Optimization Conservative	$3,842,769	$—	$3,842,769
PL Portfolio Optimization Moderate-Conservative	3,324,008	—	3,324,008
PL Portfolio Optimization Moderate	7,918,608	—	7,918,608
PL Portfolio Optimization Moderate-Aggressive	4,376,451	—	4,376,451
PL Portfolio Optimization Aggressive	1,107,118	—	1,107,118
PL Money Market	10,032	25	10,057
PL International Value	1,330,371	—	1,330,371
PL Large-Cap Value	1,750,061	—	1,750,061
PL Short Duration Bond	1,199,020	—	1,199,020
PL Floating Rate Loan	1,975,960	—	1,975,960
PL Growth LT	1,426,742	—	1,426,742
PL Mid-Cap Equity	432,366	—	432,366
PL International Large-Cap	975,278	—	975,278
PL Small-Cap Value	491,572	—	491,572

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From
	Ordinary	Long-Term	Total
Funds	Income	Capital Gains	Distributions

PL Main Street Core	$1,045,156	$—	$1,045,156
PL Emerging Markets	243,918	—	243,918
PL Managed Bond	12,379,527	1,275,371	13,654,898
PL Inflation Managed	4,584,817	—	4,584,817
PL Comstock	1,052,848	—	1,052,848
PL Mid-Cap Growth	316,397	298,218	614,615
PL Real Estate	485,508	—	485,508
     The tax character of distributions paid during the year ended March 31, 2009, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Return of	Total
Funds	Income	Capital Gains	Capital	Distributions

PL Portfolio Optimization Conservative	$3,923,732	$133,752	$—	$4,057,484
PL Portfolio Optimization Moderate-Conservative	4,398,954	1,105,969	—	5,504,923
PL Portfolio Optimization Moderate	10,527,424	6,873,046	—	17,400,470
PL Portfolio Optimization Moderate-Aggressive	6,485,309	9,839,791	—	16,325,100
PL Portfolio Optimization Aggressive	13	5,735,626	—	5,735,639
PL Money Market	549,555	—	—	549,555
PL International Value	2,637,765	—	—	2,637,765
PL Large-Cap Value	963,281	78,131	—	1,041,412
PL Short Duration Bond	2,359,289	1,688,071	—	4,047,360
PL Floating Rate Loan	1,416,589	—	—	1,416,589
PL Growth LT	6	1,903,765	—	1,903,771
PL Mid-Cap Equity	887,740	—	—	887,740
PL International Large-Cap	406,316	781,478	—	1,187,794
PL Small-Cap Value	543,357	—	—	543,357
PL Main Street Core	1,021,270	—	—	1,021,270
PL Emerging Markets	513,190	6,029,027	—	6,542,217
PL Managed Bond	15,798,381	1,061,640	—	16,860,021
PL Inflation Managed	12,137,058	—	—	12,137,058
PL Comstock	1,691,349	—	—	1,691,349
PL Mid-Cap Growth	99,273	2,922,430	—	3,021,703
PL Real Estate	587,647	—	23,684	611,331
     As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

				Net
	Accumulated	Undistributed	Undistributed	Unrealized
	Capital and	Ordinary	Long-Term	Appreciation
Funds	Other Losses	Income	Capital Gains	(Depreciation) (1)

PL Portfolio Optimization Conservative	$(2,150,042)	$779,728	$—	$7,249,486
PL Portfolio Optimization Moderate-Conservative	(5,923,473)	1,499,261	—	4,729,485
PL Portfolio Optimization Moderate	(20,500,686)	4,547,713	—	(1,706,402)
PL Portfolio Optimization Moderate-Aggressive	(33,751,430)	3,046,906	—	(13,372,869)
PL Portfolio Optimization Aggressive	(25,230,267)	1,134,047	—	(5,899,354)
PL Money Market	—	—	148	—
PL Small-Cap Growth	(11,360,287)	—	—	5,705,076
PL International Value	(47,530,599)	468,253	—	2,961,558
PL Large-Cap Value	(16,387,956)	467,480	—	18,524,450
PL Short Duration Bond	(115,124)	11,214	—	607,786
PL Floating Rate Loan	(1,147,360)	4,801	—	1,280,599
PL Growth LT	(26,636,303)	—	—	16,656,144
PL Mid-Cap Equity	(27,280,380)	47,030	—	15,683,944
PL International Large-Cap	(11,772,430)	926,186	—	11,161,207
PL Small-Cap Value	(9,914,886)	78,018	—	5,815,172
PL Main Street Core	(37,634,222)	95,631	—	21,210,304
PL Emerging Markets	(5,074,455)	—	—	14,306,254
PL Managed Bond	—	2,687,790	898,386	2,560,288
PL Inflation Managed	(2,055,282)	922,958	—	(1,174,200)
PL Large-Cap Growth	(6,317,156)	—	—	11,275,926
PL Comstock	(32,747,659)	236,840	—	10,906,724
PL Mid-Cap Growth	(5,113)	338,779	185,699	11,027,887
PL Real Estate	(13,200,079)	24,530	—	8,813,007

(1)	Amount includes appreciation and depreciation on investments, derivatives, and assets and liabilities in foreign currencies.
     The components of the accumulated capital and other losses as of March 31, 2010, are summarized in Note 8.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
8. FEDERAL INCOME TAX INFORMATION
     Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2010, to qualify as a regulated investment company and is not required to pay Federal income tax under Subchapter M of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (see Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.
     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2010, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2010, were as follows:

								Post-	Post-October	Accumulated
	Net Capital							October	Foreign	Capital and
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency	Other
Funds	Carryover	2013 and Prior	2014	2015	2016	2017	2018	Deferral	Loss Deferral	Losses

PL Portfolio Optimization Conservative	$(2,150,042)	$—	$—	$—	$—	$—	$(2,150,042)	$—	$—	$(2,150,042)
PL Portfolio Optimization Moderate-Conservative	(5,923,473)	—	—	—	—	(1,171,196)	(4,752,277)	—	—	(5,923,473)
PL Portfolio Optimization Moderate	(20,500,686)	—	—	—	—	(3,967,837)	(16,532,849)	—	—	(20,500,686)
PL Portfolio Optimization Moderate-Aggressive	(33,692,898)	—	—	—	—	(3,214,516)	(30,478,382)	(58,532)	—	(33,751,430)
PL Portfolio Optimization Aggressive	(24,940,334)	—	—	—	—	(2,128,707)	(22,811,627)	(289,933)	—	(25,230,267)
PL Small-Cap Growth	(11,360,287)	—	—	—	—	(5,477,816)	(5,882,471)	—	—	(11,360,287)
PL International Value	(46,556,772)	—	—	—	—	(7,806,521)	(38,750,251)	(973,827)	—	(47,530,599)
PL Large-Cap Value	(16,387,770)	—	—	—	—	(5,885,797)	(10,501,973)	—	(186)	(16,387,956)
PL Short Duration Bond	(115,124)	—	—	—	—	—	(115,124)	—	—	(115,124)
PL Floating Rate Loan	(1,119,961)	—	—	—	—	(439,943)	(680,018)	(27,399)	—	(1,147,360)
PL Growth LT	(26,636,303)	—	—	—	—	(7,353,330)	(19,282,973)	—	—	(26,636,303)
PL Mid-Cap Equity	(27,280,380)	—	—	—	—	(15,810,724)	(11,469,656)	—	—	(27,280,380)
PL International Large-Cap	(10,448,857)	—	—	—	—	(2,153,723)	(8,295,134)	(1,323,573)	—	(11,772,430)
PL Small-Cap Value	(9,914,886)	—	—	—	(32,441)	(1,686,569)	(8,195,876)	—	—	(9,914,886)
PL Main Street Core	(37,183,558)	—	—	—	—	(13,408,365)	(23,775,193)	(450,664)	—	(37,634,222)
PL Emerging Markets	(5,067,942)	—	—	—	—	—	(5,067,942)	—	(6,513)	(5,074,455)
PL Inflation Managed	(2,055,282)	—	—	—	—	(141,727)	(1,913,555)	—	—	(2,055,282)
PL Large-Cap Growth (1)	(6,317,156)	(64,425)	—	(1,076,170)	—	(4,424,082)	(752,479)	—	—	(6,317,156)
PL Comstock	(32,321,233)	—	—	—	—	(12,106,786)	(20,214,447)	(426,426)	—	(32,747,659)
PL Mid-Cap Growth	—	—	—	—	—	—	—	—	(5,113)	(5,113)
PL Real Estate	(13,082,495)	—	—	—	—	(2,282,346)	(10,800,149)	(116,875)	(709)	(13,200,079)

(1)	The availability of a certain amount of capital loss carryover which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year. The net capital loss carryover for 2013 and prior includes $64,425 net capital loss carryover expiring in 2011.
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of March 31, 2010, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Net Unrealized
	Investments	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Funds	on Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)

PL Portfolio Optimization Conservative	$149,436,751	$10,833,536	$(3,584,050)	$7,249,486	$—	$7,249,486
PL Portfolio Optimization Moderate-Conservative	168,366,425	7,589,120	(2,859,635)	4,729,485	—	4,729,485
PL Portfolio Optimization Moderate	549,581,763	16,577,653	(18,284,055)	(1,706,402)	—	(1,706,402)
PL Portfolio Optimization Moderate-Aggressive	511,735,451	16,620,848	(29,993,717)	(13,372,869)	—	(13,372,869)
PL Portfolio Optimization Aggressive	207,522,947	13,046,985	(18,946,339)	(5,899,354)	—	(5,899,354)
PL Money Market	34,611,815	—	—	—	—	—
PL Small-Cap Growth	19,916,821	6,460,758	(755,682)	5,705,076	—	5,705,076
PL International Value	83,649,279	9,590,756	(6,639,665)	2,951,091	10,467	2,961,558

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross	Net Unrealized	Net Unrealized
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Net Unrealized
	Investments	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Funds	on Tax Basis	on Investments	on Investments	on Investments	on Other(1)	(Depreciation)

PL Large-Cap Value	$143,395,494	$21,324,123	$(2,800,499)	$18,523,624	$826	$18,524,450
PL Short Duration Bond	73,650,760	824,263	(216,126)	608,137	(351)	607,786
PL Floating Rate Loan	54,136,604	1,859,504	(578,905)	1,280,599	—	1,280,599
PL Growth LT	72,319,055	18,836,816	(2,182,224)	16,654,592	1,552	16,656,144
PL Mid-Cap Equity	86,471,811	17,783,083	(2,099,139)	15,683,944	—	15,683,944
PL International Large-Cap	96,165,174	17,708,938	(6,552,229)	11,156,709	4,498	11,161,207
PL Small-Cap Value	32,309,444	7,145,769	(1,330,597)	5,815,172	—	5,815,172
PL Main Street Core	126,703,235	22,555,578	(1,345,274)	21,210,304	—	21,210,304
PL Emerging Markets	32,844,584	16,260,462	(1,943,609)	14,316,853	(10,599)	14,306,254
PL Managed Bond	248,353,307	6,434,464	(6,492,474)	(58,010)	2,618,298	2,560,288
PL Inflation Managed	172,175,889	4,045,772	(5,701,659)	(1,655,887)	481,687	(1,174,200)
PL Large-Cap Growth	50,111,824	11,417,990	(142,064)	11,275,926	—	11,275,926
PL Comstock	117,044,870	18,017,460	(7,110,736)	10,906,724	—	10,906,724
PL Mid-Cap Growth	44,366,094	13,230,893	(2,203,006)	11,027,887	—	11,027,887
PL Real Estate	27,415,818	11,048,536	(2,235,529)	8,813,007	—	8,813,007

(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.
     As of and during the year ended March 31, 2010, none of the Funds had liabilities for any unrecognized tax benefits. During the year ended March 31, 2010, none of the Funds incurred any interest or penalties.
     Each Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2008 through March 31, 2010 for Federal purposes and March 31, 2007 through March 31, 2010 for state purposes.
9. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2010, is as follows:

	U.S. Government Securities		Other Securities
Funds	Purchases	Sales	Purchases	Sales

PL Portfolio Optimization Conservative	$—	$—	$82,609,699	$24,003,764
PL Portfolio Optimization Moderate-Conservative	—	—	62,657,296	14,018,934
PL Portfolio Optimization Moderate	—	—	153,334,362	40,673,999
PL Portfolio Optimization Moderate-Aggressive	—	—	115,364,913	57,127,684
PL Portfolio Optimization Aggressive	—	—	51,200,774	44,144,456
PL Small-Cap Growth	—	—	19,809,203	29,564,792
PL International Value	—	—	47,162,028	72,831,197
PL Large-Cap Value	—	—	82,488,452	18,500,104
PL Short Duration Bond	81,045,747	83,216,901	29,059,135	10,286,721
PL Floating Rate Loan	—	—	59,979,990	43,367,666
PL Growth LT	—	—	45,406,697	59,957,959
PL Mid-Cap Equity	—	—	64,602,152	59,079,976
PL International Large-Cap	—	—	28,249,092	21,215,708
PL Small-Cap Value	—	—	9,639,143	12,565,352
PL Main Street Core	—	—	166,085,622	148,491,614
PL Emerging Markets	—	—	21,114,453	27,885,624
PL Managed Bond	601,034,720	691,554,811	61,046,643	45,264,789
PL Inflation Managed	387,164,665	382,926,163	48,949,528	28,489,294
PL Large-Cap Growth	—	—	77,767,124	47,869,188
PL Comstock	—	—	38,314,529	27,145,432
PL Mid-Cap Growth	—	—	29,830,884	12,607,257
PL Real Estate	—	—	7,809,991	12,580,662

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
10. FAIR VALUE MEASUREMENTS AND DISCLOSURES
     U.S. GAAP establishes and requires that the Trust characterizes its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
•	Level 1 – Quoted prices in active markets for identical holdings

•	Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

•	Level 3 – Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing each Fund’s holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are valued with the assistance of a statistical research service (as described in Note 2A) are reflected as Level 2. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in/out of Level 3 during the period. In accordance with the requirements of U.S. GAAP, a summary of each Fund’s holdings as of March 31, 2010 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.
     The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities in accordance with the additional guidance under U.S. GAAP:
     Equity Securities (Common and Preferred Stock) – Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     U.S. Treasury Obligations – U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, and the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of Government sponsored enterprise and mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.
     Municipal Bonds – Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Foreign Government Bonds and Notes – Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporates option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Corporate Bonds – Corporate bonds held by a Fund are generally comprised of two main categories consisting of investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Futures Contracts – Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Options Contracts — Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models that incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Forward Foreign Currency Contracts – Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Credit Default Swaps — Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Total Return Swaps — Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
     Senior Loans – Senior Loans are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
11. DERIVATIVE INVESTMENT HOLDINGS CATEGORIZED BY RISK EXPOSURE
     Effective April 1, 2009 the Trust implemented new guidance under ASC Topic 815, Derivatives and Hedging, (“ASC 815”). The new guidance requires all entities to enhance disclosures in their financial statements about their derivative and hedging activities to enable financial statement users to understand how and why the entity uses derivative investments to manage risks, how derivative investments are accounted for, and how derivative investments affect the entity’s financial position, results of operations, and cash flows. For financial reporting purposes under ASC 815, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.
     Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks. The derivative investment holdings as of March 31, 2010 as disclosed in the Notes to Schedule of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and depreciation on derivative investment holdings during the year ending March 31, 2010 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Continued)
     Market Risks Managed By Investing In Derivatives
     Interest rate risk – A Fund may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.
     Foreign investments and currency risk - A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a Fund’s investments in foreign currency denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and currencies.
     Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
     Credit and Counterparty risk - Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in fixed income (debt) holdings may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions with default. Financial assets, which potentially expose a Fund to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to a Fund by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.
     A Fund’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.
      Credit Related Contingent Features
     Certain Funds are parties to various agreements, including by not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a Fund or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a Fund or its counterparty to close out all transactions under the agreement and demand payment or additional

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NOTES TO FINANCIAL STATEMENTS (Continued)
collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could be material to a Fund’s financial statements. To reduce credit and counterparty risk associated with transactions, a Fund may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A Fund’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
     Futures Contracts
     In the normal course of pursuing their investment objectives, certain Funds are subject to price volatility, interest rate, currency, credit and other risks relating to a Fund’s investments. Certain Funds may enter into futures contracts to manage these risks, and may also use futures for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging, or to otherwise help achieve a Fund’s investment goal. Futures contracts are also subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures present minimal counterparty credit risk since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
     Options Contracts
     In the normal course of pursuing their investment objectives, certain Funds are subject to price volatility risk, interest rate risk, and foreign investments and currency risk. Certain Funds may enter into options contracts to manage these risks, and may also write and/or purchase call and put options on securities, futures, interest rate swaps, credit default swaps, or currencies for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or to otherwise help achieve a Fund’s investment goal. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.
     Forward Foreign Currency Contracts
     In the normal course of pursuing their investment objectives, certain Funds are subject to foreign investment and currency risk, the risk that counterparties are unable to meet the terms of the contracts or that the value of the foreign currencies change unfavorably versus the U.S. dollar. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or to otherwise help achieve a Fund’s investment goals. Forward contracts can help a Fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to forward contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
      Swaps
     Swaps involve commitments to exchange components of income (generally interest or returns) pegged to specified underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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NOTES TO FINANCIAL STATEMENTS (Continued)
     Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by a Fund are included as part of realized gain or loss in the Statements of Operations.
      Interest Rate Swaps
     In the normal course of pursuing their investment objectives, certain Funds may invest in interest rate swaps to manage interest rate risk or for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goals. Because certain Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain Funds may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
      Credit Default Swaps
     In the normal course of pursuing their investment objectives, certain Funds may invest in credit default swaps to manage credit risk or for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a Fund’s investment goals. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
     If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced

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NOTES TO FINANCIAL STATEMENTS (Continued)
obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect.
     Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
     A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.
     A Fund may also use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.
     The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2010 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

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NOTES TO FINANCIAL STATEMENTS (Continued)
      Total Return Swaps
     In the normal course of pursuing their investment objectives, certain Funds may invest in total return swaps. A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.
     The following is a summary of the location of derivative investments on the Trust’s Statements of Assets and Liabilities as of March 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments

Interest rate contracts	Investments, at value Receivable: Variation margin Swap contracts, at value	Outstanding options written, at value Payable: Variation margin Swap contracts, at value

Foreign exchange contracts	Investments, at value Receivable: Variation margin Forward foreign currency contracts appreciation	Outstanding options written, at value Payable: Variation margin Forward foreign currency contracts depreciation

Credit contracts	Swap contracts, at value	Swap contracts, at value

Equity contracts	Investments, at value Receivable: Variation margin	Outstanding options written, at value Payable: Variation margin
     The Trust does not use hedge accounting under ASC 815. Although a Fund’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for purposes of ASC 815. The following is a summary of each Fund’s derivative investments not accounted for as hedging investments under ASC 815, categorized by primary risk exposure as of March 31, 2010:

	Asset Derivative Investments Value
			Interest			Foreign
	Total Value at	Equity	Rate		Credit	Exchange
Funds	March 31, 2010	Contracts	Contracts		Contracts	Contracts

PL International Value	$6,616	$6,616 *	$—		$—	$—
PL Short Duration Bond	36,861	—	36,861	*	—	—
PL Growth LT	141,543	—	—		—	141,543
PL Managed Bond	3,787,068	—	3,193,907	*	377,867	215,294
PL Inflation Managed	860,077	—	438,799	*	6,792	414,486

	Liability Derivative Investments Value
			Interest			Foreign
	Total Value at	Equity	Rate		Credit	Exchange
Funds	March 31, 2010	Contracts	Contracts		Contracts	Contracts

PL Short Duration Bond	$(19,927)	$—	$(19,927	)*	$—	$—
PL Growth LT	(20,978)	—	—		—	(20,978)
PL Managed Bond	(1,048,991)	—	(919,122	)*	(20,071)	(109,798)
PL Inflation Managed	(265,325)	—	(143,253	)*	(1,333)	(120,739)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.
     The following is a summary of the location of derivative investments on the Trust’s Statements of Operations as of March 31, 2010:

Derivative Investments Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations

Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign exchange contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities

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NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Investments Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations

Foreign exchange contracts	Change in net unrealized appreciation (depreciation) on futures contracts and swaps
(continued)	Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
     The following is a summary of each Fund’s realized gain or loss and change in unrealized appreciation or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of March 31, 2010:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
			Interest		Foreign
		Equity	Rate	Credit	Exchange
Funds	Total	Contracts	Contracts	Contracts	Contracts

PL International Value	$(386,840)	$208,852	$—	$—	$(595,692)
PL Short Duration Bond	376,114	—	376,114	—	—
PL Growth LT	(343,701)	3,362	—	—	(347,063)
PL Managed Bond	7,979,212	—	7,280,788	233,401	465,023
PL Inflation Managed	555,114	—	1,168,888	(272,417)	(341,357)

	Change in Unrealized Appreciation (Depreciation) on
	Derivative Investments Recognized in the Statements of Operations
			Interest		Foreign
		Equity	Rate	Credit	Exchange
Funds	Total	Contracts	Contracts	Contracts	Contracts

PL International Value	$100,888	$(4,451)	$—	$—	$105,339
PL Short Duration Bond	(23,261)	—	(23,261)	—	—
PL Growth LT	269,508	—	—	—	269,508
PL Managed Bond	(2,773,451)	—	(4,104,152)	992,415	338,286
PL Inflation Managed	1,623,506	—	99,400	864,869	659,237
     For the year ended March 31, 2010, the average* volume of derivative activities are as follows:

				Futures	Forward Foreign
			Futures	Contracts - Short	Currency
		Written	Contracts - Long	Positions	Purchase Contracts
	Purchased	Options	Positions	(Unrealized	(Unrealized
	Options	(Premiums	(Unrealized	Appreciation	Appreciation
Funds	(Cost)	Received)	Appreciation)	(Depreciation))	(Depreciation))

PL International Value	$—	$—	$9,740	$—	$(166)
PL Short Duration Bond	—	—	24,270	(6,091)	—
PL Growth LT	—	458	—	—	3,096
PL Managed Bond	108,241	363,239	456,588	25	(12,850)
PL Inflation Managed	2,396	235,359	236,955	—	(21,855)

	Forward
	Foreign		Credit Default	Credit Default
	Currency Sale	Interest Rate	Swap	Swap
	Contracts	Swap	Agreements -	Agreements -
	(Unrealized	Agreements**	Buy Protection	Sell Protection
	Appreciation	(Notional	(Notional	(Notional
Funds	(Depreciation))	Amount)	Amount)	Amount)

PL International Value	$(20,902)	$—	$—	$—
PL Growth LT	(5,376)	—	—	—
PL Managed Bond	70,161	104,826,321	1,257,600	6,860,731
PL Inflation Managed	9,643	13,473,739	2,138,560	1,820,000

*	Based on quarterly holdings.

**	Notional amounts were translated into U.S. dollars.
12. SHARES OF BENEFICIAL INTEREST
     Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund were as follows:

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class A
Shares sold	5,095,105	2,956,336	4,079,611	2,130,505	9,322,499	5,467,124	6,825,323	5,206,917
Dividends and distributions reinvested	154,810	179,587	151,488	247,855	395,409	842,154	265,252	780,751
Shares repurchased	(2,343,715)	(1,696,454)	(1,540,865)	(2,251,664)	(4,091,285)	(5,820,224)	(3,652,598)	(5,568,491)

Net increase	2,906,200	1,439,469	2,690,234	126,696	5,626,623	489,054	3,437,977	419,177
Beginning shares outstanding	3,714,100	2,274,631	4,724,271	4,597,575	17,232,090	16,743,036	17,642,149	17,222,972

Ending shares outstanding	6,620,300	3,714,100	7,414,505	4,724,271	22,858,713	17,232,090	21,080,126	17,642,149

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class B
Shares sold	585,682	714,350	682,096	509,964	1,643,306	1,312,742	1,225,743	1,289,865
Dividends and distributions reinvested	27,986	41,713	32,703	69,813	83,625	211,875	49,996	218,841
Shares repurchased	(270,707)	(275,210)	(319,317)	(526,525)	(793,232)	(1,304,938)	(823,019)	(1,288,485)

Net increase	342,961	480,853	395,482	53,252	933,699	219,679	452,720	220,221
Beginning shares outstanding	947,316	466,463	1,438,612	1,385,360	5,148,493	4,928,814	6,049,066	5,828,845

Ending shares outstanding	1,290,277	947,316	1,834,094	1,438,612	6,082,192	5,148,493	6,501,786	6,049,066

Class C
Shares sold	4,616,051	3,275,571	2,637,348	2,281,299	7,600,515	5,115,416	4,735,118	4,470,139
Dividends and distributions reinvested	134,198	191,300	107,346	234,491	250,879	663,823	132,149	602,849
Shares repurchased	(2,499,753)	(1,633,608)	(1,423,572)	(2,045,402)	(3,815,913)	(5,949,843)	(3,234,418)	(4,527,360)

Net increase (decrease)	2,250,496	1,833,263	1,321,122	470,388	4,035,481	(170,604)	1,632,849	545,628
Beginning shares outstanding	4,296,832	2,463,569	4,896,743	4,426,355	15,622,953	15,793,557	16,371,437	15,825,809

Ending shares outstanding	6,547,328	4,296,832	6,217,865	4,896,743	19,658,434	15,622,953	18,004,286	16,371,437

Class R
Shares sold	573,385	287,632	666,896	446,824	1,380,156	1,150,700	1,099,903	511,373
Dividends and distributions reinvested	20,183	15,951	22,829	21,818	41,583	52,854	15,130	19,890
Shares repurchased	(188,408)	(95,180)	(287,268)	(151,527)	(727,441)	(324,413)	(697,823)	(71,380)

Net increase	405,160	208,403	402,457	317,115	694,298	879,141	417,210	459,883
Beginning shares outstanding	363,056	154,653	594,101	276,986	1,554,640	675,499	726,847	266,964

Ending shares outstanding	768,216	363,056	996,558	594,101	2,248,938	1,554,640	1,144,057	726,847

	PL Portfolio Optimization		PL Money		PL Small-Cap		PL International
	Aggressive Fund		Market Fund		Growth Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class A
Shares sold	2,980,430	2,935,895	52,775,972	95,268,593	501,380	733,225	2,094,735	3,626,631
Dividends and distributions reinvested	97,909	230,475	9,957	507,236	—	—	153,540	335,641
Shares repurchased	(2,484,648)	(2,494,595)	(73,530,933)	(82,989,302)	(1,862,567)	(789,525)	(5,667,580)	(929,360)
Converted from Class B and C shares	—	—	—	—	—	64,795	—	104,545

Net increase (decrease)	593,691	671,775	(20,745,004)	12,786,527	(1,361,187)	8,495	(3,419,305)	3,137,457
Beginning shares outstanding	8,665,072	7,993,297	55,424,733	42,638,206	4,092,176	4,083,681	12,810,606	9,673,149

Ending shares outstanding	9,258,763	8,665,072	34,679,729	55,424,733	2,730,989	4,092,176	9,391,301	12,810,606

Class B
Shares sold	487,134	538,821				103		979
Dividends and distributions reinvested	8,236	72,540				—		—
Shares repurchased	(429,310)	(448,088)				(889)		(1,725)
Converted to Class A shares	—	—				(40,580)		(41,781)

Net increase (decrease)	66,060	163,273				(41,366)		(42,527)
Beginning shares outstanding	2,683,913	2,520,640				41,366		42,527

Ending shares outstanding	2,749,973	2,683,913				—		—

Class C
Shares sold	2,128,529	2,202,758				54		145
Dividends and distributions reinvested	18,127	179,396				—		—
Shares repurchased	(2,117,305)	(2,217,009)				(6,381)		(10,054)
Converted to Class A shares	—	—				(27,088)		(65,319)

Net increase (decrease)	29,351	165,145				(33,415)		(75,228)
Beginning shares outstanding	6,491,418	6,326,273				33,415		75,228

Ending shares outstanding	6,520,769	6,491,418				—		—

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Money		PL Small-Cap		PL International
	Aggressive Fund		Market Fund		Growth Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class R
Shares sold	389,684	254,938
Dividends and distributions reinvested	4,954	4,130
Shares repurchased	(281,783)	(55,583)

Net increase	112,855	203,485
Beginning shares outstanding	306,266	102,781

Ending shares outstanding	419,121	306,266

	PL Large-Cap		PL Short Duration		PL Floating Rate		PL Growth
	Value Fund (1)		Bond Fund (1)		Loan Fund (2)		LT Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class A
Shares sold	7,070,227	2,978,769	3,533,144	969,287	2,282,633	3,928,223	1,279,195	3,666,221
Dividends and distributions reinvested	179,933	122,830	120,785	410,568	210,756	168,607	161,723	154,494
Shares repurchased	(242,469)	(597,981)	(973,595)	(4,684,155)	(515,930)	(696,479)	(3,057,754)	(413,180)
Converted from Class B and C shares	—	114,264	—	6,864	—	—	—	56,444

Net increase (decrease)	7,007,691	2,617,882	2,680,334	(3,297,436)	1,977,459	3,400,351	(1,616,836)	3,463,979
Beginning shares outstanding	8,562,638	5,944,756	4,889,196	8,186,632	3,400,351	—	9,576,941	6,112,962

Ending shares outstanding	15,570,329	8,562,638	7,569,530	4,889,196	5,377,810	3,400,351	7,960,105	9,576,941

Class B
Shares sold		76		—				74
Dividends and distributions reinvested		—		17				—
Shares repurchased		(6,307)		—				(296)
Converted to Class A shares		(43,188)		(3,936)				(32,171)

Net decrease		(49,419)		(3,919)				(32,393)
Beginning shares outstanding		49,419		3,919				32,393

Ending shares outstanding		—		—				—

Class C
Shares sold		412		199				155
Dividends and distributions reinvested		—		15				—
Shares repurchased		(16,754)		(1,649)				(2,549)
Converted to Class A shares		(73,662)		(2,932)				(26,175)

Net decrease		(90,004)		(4,367)				(28,569)
Beginning shares outstanding		90,004		4,367				28,569

Ending shares outstanding		—		—				—

	PL Mid-Cap		PL International		PL Small-Cap		PL Main Street
	Equity Fund (1), (3)		Large-Cap Fund (1)		Value Fund		Core Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class A
Shares sold	1,214,393	2,317,738	1,665,396	1,329,243	681,735	3,021,440	3,174,195	2,854,315
Dividends and distributions reinvested	56,832	142,979	86,240	88,594	63,819	87,024	127,649	146,772
Shares repurchased	(631,044)	(941,323)	(1,045,692)	(564,633)	(1,213,361)	(360,058)	(1,035,627)	(345,795)
Converted from Class B and C shares	—	22,991	—	73,362	—	—	—	—

Net increase (decrease)	640,181	1,542,385	705,944	926,566	(467,807)	2,748,406	2,266,217	2,655,292
Beginning shares outstanding	11,097,753	9,555,368	7,104,006	6,177,440	4,921,406	2,173,000	13,956,149	11,300,857

Ending shares outstanding	11,737,934	11,097,753	7,809,950	7,104,006	4,453,599	4,921,406	16,222,366	13,956,149

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Operations commenced on June 30, 2008.

(3)	Formerly named Mid-Cap Value Fund.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Mid-Cap		PL International		PL Small-Cap		PL Main Street
	Equity Fund (1), (2)		Large-Cap Fund (1)		Value Fund		Core Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class B
Shares sold		127		1,100
Dividends and distributions reinvested		—		—
Shares repurchased		(3)		(38)
Converted to Class A shares		(6,709)		(41,192)

Net decrease		(6,585)		(40,130)
Beginning shares outstanding		6,585		40,130

Ending shares outstanding		—		—

Class C
Shares sold		7		362
Dividends and distributions reinvested		—		—
Shares repurchased		(1,264)		(5,143)
Converted to Class A shares		(16,768)		(34,177)

Net decrease		(18,025)		(38,958)
Beginning shares outstanding		18,025		38,958

Ending shares outstanding		—		—

	PL Emerging		PL Managed		PL Inflation		PL Large-Cap
	Markets Fund		Bond Fund (1)		Managed Fund (1)		Growth Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009
Class A
Shares sold	543,076	839,755	7,234,283	2,711,679	6,378,988	1,160,750	5,211,526	478,562
Dividends and distributions reinvested	20,636	729,647	1,283,200	1,712,608	462,500	1,208,287	—	—
Shares repurchased	(1,365,816)	(360,976)	(765,659)	(6,865,813)	(518,710)	(5,191,750)	(323,434)	(384,057)
Converted from Class B and C shares	—	—	—	249,828	—	258,126	—	99,602

Net increase (decrease)	(802,104)	1,208,426	7,751,824	(2,191,698)	6,322,778	(2,564,587)	4,888,092	194,107
Beginning shares outstanding	4,715,552	3,507,126	14,194,208	16,385,906	8,477,918	11,042,505	3,033,678	2,839,571

Ending shares outstanding	3,913,448	4,715,552	21,946,032	14,194,208	14,800,696	8,477,918	7,921,770	3,033,678

Class B
Shares sold				983		24		177
Dividends and distributions reinvested				326		150		—
Shares repurchased				(809)		(11,675)		(949)
Converted to Class A shares				(79,742)		(67,109)		(42,959)

Net decrease				(79,242)		(78,610)		(43,731)
Beginning shares outstanding				79,242		78,610		43,731

Ending shares outstanding				—		—		—

Class C
Shares sold				211		97		135
Dividends and distributions reinvested				760		400		—
Shares repurchased				(30,109)		(7,459)		(9,953)
Converted to Class A shares				(170,523)		(192,804)		(60,722)

Net decrease				(199,661)		(199,766)		(70,540)
Beginning shares outstanding				199,661		199,766		70,540

Ending shares outstanding				—		—		—

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Formerly named Mid-Cap Value Fund.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Comstock		PL Mid-Cap		PL Real Estate
	Fund (1)		Growth Fund (1)		Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2010	3/31/2009	3/31/2010	3/31/2009	3/31/2010	3/31/2009

Class A
Shares sold	1,887,392	2,391,446	3,175,797	658,172	865,460	1,621,236
Dividends and distributions reinvested	111,723	208,713	76,838	465,751	63,259	96,968
Shares repurchased	(787,611)	(2,416,252)	(507,051)	(2,919,074)	(1,515,147)	(593,678)
Converted from Class B and C shares	—	93,595	—	196,520	—	27,603

Net increase (decrease)	1,211,504	277,502	2,745,584	(1,598,631)	(586,428)	1,152,129
Beginning shares outstanding	10,774,936	10,497,434	3,793,181	5,391,812	4,519,366	3,367,237

Ending shares outstanding	11,986,440	10,774,936	6,538,765	3,793,181	3,932,938	4,519,366

Class B
Shares sold		110		588		110
Dividends and distributions reinvested		—		—		—
Shares repurchased		(2,548)		(4,082)		(40)
Converted to Class A shares		(42,186)		(109,815)		(8,683)

Net decrease		(44,624)		(113,309)		(8,613)
Beginning shares outstanding		44,624		113,309		8,613

Ending shares outstanding		—		—		—

Class C
Shares sold		477		704		192
Dividends and distributions reinvested		—		1		—
Shares repurchased		(11,256)		(20,134)		(577)
Converted to Class A shares		(53,116)		(95,571)		(19,183)

Net decrease		(63,895)		(115,000)		(19,568)
Beginning shares outstanding		63,895		115,000		19,568

Ending shares outstanding		—		—		—

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).
13. INDEMNIFICATIONS
     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
14. U.S. TREASURY’S TEMPORARY MONEY MARKET FUND GUARANTEE PROGRAM
     The PL Money Market Fund participated in the voluntary, temporary money market guarantee program (the “Program”) offered by the U.S. Department of the Treasury (the “Treasury”). The Program which had an initial three-month term beginning September 19, 2008 was extended through April 30, 2009, and was extended a second time through September 18, 2009. The Program expired on September 18, 2009. The Fund did not need to utilize the coverage available under the Program.
     Participation in each term of the Program required a payment to the Treasury ranging from 0.01% to 0.015% of the net asset value of the PL Money Market Fund as of September 19, 2008. While this would normally be an expense borne by the PL Money Market Fund, PLFA, as investment adviser to the Trust, reimbursed the PL Money Market Fund for the expenses of participating in the Program.
     The Program’s guarantee applied to shareholders of the PL Money Market Fund as of the close of business on September 19, 2008 (“Eligible Shareholders”). The Program covered the lesser of the number of shares owned by an Eligible Shareholder (i) on September 19, 2008 or (ii) on the date the PL Money Market Fund’s market-based net asset value per share falls below $0.995. Investors who became shareholders after September 19, 2008 were not covered under the Program.
15. RECLASSIFICATION OF ACCOUNTS
     During the year ended March 31, 2010, reclassifications as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2010. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Funds	Capital	Income (Loss)	Gain (Loss)

PL Portfolio Optimization Conservative	$—	$781,304	$(781,304)
PL Portfolio Optimization Moderate-Conservative	—	646,152	(646,152)
PL Portfolio Optimization Moderate	—	1,302,664	(1,302,664)
PL Portfolio Optimization Moderate-Aggressive	—	620,613	(620,613)
PL Portfolio Optimization Aggressive	—	155,811	(155,811)
PL Money Market	3,458	(3,405)	(53)
PL Small-Cap Growth	(193,658)	194,015	(357)
PL International Value	—	(572,634)	572,634
PL Large-Cap Value	—	2,121	(2,121)
PL Short Duration Bond	—	82,920	(82,920)
PL Growth LT	(72,795)	(272,924)	345,719
PL International Large-Cap	—	13,603	(13,603)
PL Small-Cap Value	115,477	(114,217)	(1,260)
PL Main Street Core	—	(202,647)	202,647
PL Emerging Markets	(36,218)	16,638	19,580
PL Managed Bond	—	3,186,597	(3,186,597)
PL Inflation Managed	—	251,967	(251,967)
PL Large-Cap Growth	(171,495)	171,495	—
PL Mid-Cap Growth	—	179,170	(179,170)
PL Real Estate	(3,650)	(3,304)	6,954
16. OTHER TAX INFORMATION (Unaudited)
     For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2010 is as follows:

Funds	Percentage

PL Portfolio Optimization Conservative	10.66%
PL Portfolio Optimization Moderate-Conservative	10.69%
PL Portfolio Optimization Moderate	19.35%
PL Portfolio Optimization Moderate-Aggressive	49.83%
PL Portfolio Optimization Aggressive	92.91%
PL Large-Cap Value	100.00%
PL Growth LT	48.21%
PL Mid-Cap Equity	100.00%
PL Small-Cap Value	100.00%
PL Main Street Core	100.00%
PL Managed Bond	1.86%
PL Inflation Managed	0.14%
PL Comstock	100.00%
PL Mid-Cap Growth	33.49%
PL Real Estate	2.15%
     For the year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Funds	Percentage

PL Portfolio Optimization Conservative	13.66%
PL Portfolio Optimization Moderate-Conservative	15.69%
PL Portfolio Optimization Moderate	29.35%
PL Portfolio Optimization Moderate-Aggressive	62.07%
PL Portfolio Optimization Aggressive	100.00%
PL International Value	100.00%
PL Large-Cap Value	100.00%
PL Growth LT	77.71%
PL Mid-Cap Equity	100.00%
PL International Large-Cap	100.00%

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Percentage

PL Small-Cap Value	100.00%
PL Main Street Core	100.00%
PL Emerging Markets	100.00%
PL Managed Bond	1.85%
PL Inflation Managed	0.14%
PL Comstock	100.00%
PL Mid-Cap Growth	41.03%
PL Real Estate	4.74%
     Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2011.
     The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2010. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Funds	Amount

PL Money Market	$173
PL Managed Bond	2,173,757
PL Mid-Cap Growth	483,917
17. SUBSEQUENT EVENT
     Events or transactions occurring subsequent to March 31, 2010 through the date the financial statements were issued, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Board of Trustees and Shareholders of
Pacific Life Funds
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Life Funds, comprising the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively the “Portfolio Optimization Funds”), and the PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund, PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Large-Cap Growth Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund (collectively the “Funds”), as of March 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the PL Floating Rate Loan Fund, for the year ended March 31, 2010 and for the period from June 30, 2008 (commencement of operations) through March 31, 2009), the statement of cash flows for the PL Floating Rate Loan Fund for the year then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Pacific Life Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Pacific Life Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Pacific Life Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian, transfer agent and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolio Optimization Funds and the Funds constituting the Pacific Life Funds as of March 31, 2010, the results of their operations, the changes in their net assets, the cash flows for the PL Floating Rate Loan Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Philadelphia, Pennsylvania
May 27, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2010. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.
The address of each trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	69

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	69

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Member of the Board of Trustees (2000 to 2009) of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	69

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	69
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES (Continued)

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	69

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/07 to 12/09, President 11/05 to 1/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	69

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/07 to 12/09, Executive Vice President 6/06 to 1/07)	Executive Vice President (4/10 to present), Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present), Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holdings LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holdings Limited; Current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	69
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Mark W. Holmlund Year of birth 1961	President since 1/01/10	Executive Vice President (7/05 to present) and Chief Investment Officer (4/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life; Director (6/07 to present), Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life & Annuity Company; Executive Vice President and Chief Investment Officer (5/07 to present) of Pacific Life Fund Advisors, LLC; Chief Executive Officer (1/06 to present) of Pacific TriGuard Partners LLC; and President (1/10 to present) of Pacific Select Fund.	69

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	69

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present), and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President & Controller (10/07 to present), Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	69

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	69
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	69

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	69

Audrey L. Milfs Year of birth 1945	Vice President since 7/01/09 and Secretary since 6/13/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (7/09 to present) and Secretary (7/87 to present) of Pacific Select Fund.	69

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	69

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	69

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2010, the “Fund Complex” consisted of Pacific Life Funds (23 funds) and Pacific Select Fund (46 portfolios).

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and manages the PL Money Market Fund directly under the name “Pacific Asset Management.” Hereinafter, all references to PLFA with respect to the PL Money Market Fund shall include Pacific Asset Management. For all other Funds, PLFA has retained other firms to serve as Fund Managers under PLFA’s supervision. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 15, 2009.* Additionally, at an in-person meeting on January 12, 2010, the Board, including all of the Independent Trustees, approved a new Fund Management Agreement effective July 1, 2010 with respect to the PL Floating Rate Loan Fund. Also, at an in-person meeting on March 24, 2010, the Board, including all of the Independent Trustees, approved a new Fund Management Agreement effective approximately June 1, 2010 with respect to the PL Comstock Fund.
     At these and other meetings, the Trustees considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Fund Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and the Fund Managers, as well as information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with their analyses, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers, as well as from other sources.
     The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. In reviewing these matters, the Trustees took into account the Portfolio Optimization Funds and each Underlying Fund separately. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Fund Management Agreements
     In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Fund Managers and for analyzing the use of derivatives by Fund Managers.

*	At the meeting, the Board did not consider the continuance of the Agreements relating to the PL Large-Cap Growth Fund, as that Agreement was not up for renewal at this time.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
     The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Funds that PLFA directly manages, its compliance monitoring of the Fund Managers, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees additionally reviewed information concerning any responses by PLFA to regulatory and compliance developments throughout the year.
     The Fund Managers. The Trustees considered various materials relating to the Fund Managers, including copies of each existing Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of each Fund Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management and the expertise of each Fund Manager’s fund management team, as well as the investment methodology used by the Fund Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Fund Manager’s written compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Trustees also considered that each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.
2. Investment Results
     The Trustees considered the investment results of each Fund in light of its objective and market conditions over the past year. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark index. The Independent Trustees also considered information provided by the Independent Consultant who provided a presentation and analysis to the Trustees regarding performance utilizing data from various databases. The information provided to the Trustees included each Fund’s performance record for the year-to-date, one-, three-, and five-year periods, as applicable. In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Funds had exceeded their peer groups and/or respective benchmark indices over certain periods. The Trustees also observed, however, that several of the Funds had underperformed their peer groups over certain periods and/or trailed their respective benchmark indices over certain periods. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance consistently lagged and could not be improved within a reasonable timeframe. In this regard, the Trustees considered that PLFA indicated to the Trustees that it intended to recommend a change in Fund Manager for the PL Floating Rate Loan Fund in the near future. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a good record of well managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees further noted that only the Portfolio Optimization Funds and the PL Money Market Fund are open to new investors.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and sub-advisory fees, respectively, and total operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of the advisory fee and certain expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer group information retrieved from the Morningstar database.
     The Trustees also considered information from the Fund Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of fees provided by these Fund Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.
     The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.
The Board concluded that the advisory fees and total expenses of each Fund were fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information provided by PLFA and the Fund Managers regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.
     PLFA’s and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds have not been profitable to PLFA and its affiliates in the past, due in part to the relatively low level of assets. The Board also noted that management did not anticipate the Funds becoming profitable in the near-term, given the level of subsidy and expense reimbursements provided by PLFA and its affiliates.
     The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Fund Managers and asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, including a recently negotiated agreement that may result in lower total fund expenses in the future by reducing fees for the Funds’ custody, fund accounting and transfer agency services, and providing certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure, and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     With respect to the Fund Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the inconsistency in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.
     Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its consistent reinvestment in the business in the form of improvements in technology and customer service, and the various expense caps the Funds have been subject to since their inception.
     The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
5. Ancillary Benefits
     The Trustees requested and received from PLFA and the Fund Managers information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but rather the Board based its determination on the total mix of information available to it.
Other Fund Management Agreement Approvals
     In addition to considering the existing Fund Management Agreements during the period October 1, 2009 through March 31, 2010, the Board considered and approved changes with respect to the PL Floating Rate Loan Fund and the PL Comstock Fund. Under the 1940 Act, a change in a Fund Manager, a change in the compensation paid to a Fund Manager, or an assignment of any Fund Management Agreement requires shareholder approval of a new Fund Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Trust by the Securities and Exchange Commission (“SEC”) on January 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Fund managers and enter into new Fund Management Agreements (except, as a general matter, Fund Managers affiliated with PLFA) without shareholder approval.
PL Floating Rate Loan Fund
     At an in-person meeting on January 12, 2010, the Board, including all of the Independent Trustees, appointed Eaton Vance Management (“Eaton Vance”) as the new Fund Manager and approved, effective July 1, 2010, a new Fund Management Agreement with Eaton Vance with respect to the PL Floating Rate Loan Fund (the “Eaton Vance Fund Management Agreement”). In connection with this matter, also at the January 12, 2010 meeting, the Board terminated the Fund Management Agreement for the Fund with the prior fund manager upon the effectiveness of the Eaton Vance Fund Management Agreement.
     In evaluating the Eaton Vance Fund Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new fund manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the of due diligence conducted by PLFA on the investment resources and personnel of a fund manager and an assessment of the investment strategies used by a fund manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Eaton Vance, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Eaton Vance as the new Fund Manager.
     In evaluating the Eaton Vance Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     The Trustees considered the benefits to shareholders of retaining Eaton Vance as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Eaton Vance. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed Eaton Vance Fund Management Agreement; copies of the Form ADV for Eaton Vance; financial information relating to Eaton Vance; and other information deemed relevant to the Trustees’ evaluation of Eaton Vance, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the Eaton Vance Fund Management Agreement, Eaton Vance would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Floating Rate Loan Fund over both the short- and long-term, the organizational depth and resources of Eaton Vance, including the

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
background and experience of Eaton Vance’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used for the investment strategy.
     In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Eaton Vance, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new Eaton Vance Fund Management Agreement.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted on Eaton Vance, and was aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by Eaton Vance. The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a bank loan fund, and the identification by PLFA of Eaton Vance to serve as Fund Manager with regard to the day-to-day investment activities of the PL Floating Rate Loan Fund.
     In this regard the Trustees considered that the search criteria employed by PLFA included identification of a firm with sufficient size, market presence and resources to properly manage the Fund, a dedicated, experienced management team, competitive peer ranking and competitive advisory fees. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Floating Rate Loan Fund by Eaton Vance under the Eaton Vance Fund Management Agreement.
2. Performance
     The Trustees considered information about the historical performance of a composite of separate accounts (the “Comparable Composite Performance”) and the historical performance of an investment company (the “Comparable Fund Performance”) advised by the same Eaton Vance fund management team that would manage the PL Floating Rate Loan Fund using similar investment strategies as those proposed for the PL Floating Rate Loan Fund. The Trustees considered the Comparable Composite Performance against a pertinent benchmark and against its peer group category for each year over a ten-year period as of September 30, 2009, and considered the Comparable Fund Performance against a pertinent benchmark and against its peer group category for the year-to-date, one-, three- and five-year periods as of September 30, 2009. Additionally, the Trustees considered performance information presented by PLFA for other potential fund managers. The Trustees also considered the need for Eaton Vance to adhere to the Fund’s general investment mandate in order to function appropriately in the Portfolio Optimization Funds. The Board determined that Eaton Vance’s performance record was acceptable.
3. Fund Management Fees
     The Trustees considered information regarding the comparative advisory fees charged under an investment advisory contract between Eaton Vance and another fund managed pursuant to a comparable investment strategy. The Trustees noted that there were differences in the level of services proposed to be provided to the PL Floating Rate Loan Fund by Eaton Vance and the level of services provided by Eaton Vance to the other fund, and that those differences were due to the different nature of the accounts or an affiliation between Eaton Vance and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Eaton Vance, and that the PL Floating Rate Loan Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Floating Rate Loan Fund. The Trustees considered that proposed sub-advisory fee is lower than the sub-advisory fee paid to the prior Fund Manager and that PLFA has proposed a partial waiver of its advisory fee for the Fund in order to share such fee reductions with shareholders. The Board concluded that the compensation payable under the Eaton Vance Fund Management Agreement is fair and reasonable.
4. Costs, Level of Profits
     The Trustees reviewed information regarding the costs to Eaton Vance of managing the PL Floating Rate Loan Fund and the projected profitability of the Eaton Vance Fund Management Agreement to Eaton Vance to the extent practicable based on the financial information provided by Eaton Vance. This information is only estimated because there is no actual operating history for Eaton Vance as the Fund Manager of the PL Floating Rate Loan Fund. The Trustees gave less weight to projected profitability considerations and did not view this information as important as other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Eaton Vance for the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that they are projections. The Board concluded that the PL Floating Rate Loan Fund’s fee structure reflected in the Eaton Vance Fund Management Agreement with respect to the PL Floating Rate Fund is fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by Eaton Vance and its affiliates as a result of their relationship with the PL Floating Rate Loan Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Eaton Vance represented it did not anticipate utilizing an affiliated broker-dealer for trades and or utilizing soft dollar credits generated by fund commissions to pay for research services. The potential benefits that may be derived by Eaton Vance from its relationship with the PL Floating Rate Loan Fund could

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Eaton Vance from its relationship with the PL Floating Rate Loan Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Eaton Vance Fund Management Agreement is fair and reasonable; and (ii) the Eaton Vance Fund Management Agreement is in the best interests of the PL Floating Rate Loan Fund and its shareholders. No single fact was determinative of the Board’s findings, but rather the Board based their determination on the total mix of information available to it.
PL Comstock Fund
     At an in-person meeting on March 24, 2010, the Board, including all of the Independent Trustees, appointed Invesco Advisers, Inc. (“Invesco”) as the new Fund Manager and approved, effective approximately June 1, 2010, a new Fund Management Agreement with Invesco with respect to the PL Comstock Fund (the “Invesco Fund Management Agreement”). Morgan Stanley Investment Management Inc. (“Morgan Stanley”), doing business as Van Kampen, the Fund’s current Fund Manager, entered into an agreement on October 19, 2009 with Invesco Ltd. to sell Morgan Stanley’s Van Kampen asset management business and portions of Morgan Stanley’s related businesses to Invesco Ltd. (the “Transaction”). The Transaction is expected to close on approximately June 1, 2010. The portfolio management team to the Fund is included in the Transaction and is expected to join Invesco after the Transaction closes. The Transaction will constitute an assignment, and therefore a termination, of the current Fund Management Agreement with Morgan Stanley and a new agreement with Invesco, an affiliate of Invesco Ltd., was approved in order to allow for the continued management of the Fund.
     In evaluating the Invesco Fund Management Agreement for the PL Comstock Fund, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Trustees considered, among other things, that the terms of the Invesco Fund Management Agreement were substantially the same as the Morgan Stanley Fund Management Agreement, and that Invesco would provide the same general investment advisory services to the Fund as have been provided by Morgan Stanley and the fee rates under the Invesco Fund Management Agreement were the same with respect to the Fund. The Trustees also considered that Invesco represented that: (i) the nature and quality of the services which Invesco will provide to the Fund will not change as a result of the Transaction; (ii) no significant changes are anticipated in the advisory services currently being provided and the Morgan Stanley investment professionals and personnel currently managing the Fund would join Invesco and continue to manage the Fund; and (iii) PLFA recommended that Invesco serve as the new Fund Manager to the Fund.
     The Trustees noted that, in approving the renewal of the Morgan Stanley Fund Management Agreement at the December 15, 2009 meeting of the Board of Trustees, they had reviewed the Fund’s investment performance and the sub-advisory fees paid by the Fund.
     In evaluating the Invesco Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     The Trustees considered the benefits to shareholders of retaining Invesco as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Invesco. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed Invesco Fund Management Agreement; copies of the Form ADV for Invesco; financial information relating to Invesco; and other information deemed relevant to the Trustees’ evaluation of Invesco, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the Invesco Fund Management Agreement, Invesco would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Comstock Fund over both the short- and long-term, the organizational depth and resources of Invesco, including the background and experience of Invesco’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used for the investment strategy.
     In addition, the Trustees considered that the Trust’s CCO had reviewed the written compliance policies and procedures of Invesco, including the assessment of its compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new PL Comstock Fund Agreement. The Board considered that the Trust’s CCO will monitor the Fund Manager’s compliance program, including any material changes to the Fund Manager’s compliance program that may result from the Transaction, and will report to the Board as necessary.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted on Invesco, and was aided by the assessments and recommendations of PLFA and the materials provided by Invesco. The Trustees considered that Invesco is a firm with sufficient size, market presence and resources to properly manage the PL Comstock Fund, Invesco’s ability to manage a large pool of assets

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
given the size of the Fund, and the fact that the portfolio management team would generally remain intact when it moved from the current Fund Manager, Morgan Stanley, to Invesco.
     The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Comstock Fund by Invesco under the Invesco Fund Management Agreement.
2. Performance
     The Trustees noted that they had reviewed the investment performance of the Fund in connection with the renewal of the Fund Management Agreement with the prior Fund Manager, Morgan Stanley, at their meeting on December 15, 2009, as discussed above, in addition to regular quarterly review of investment performance of the Fund.
3. Fund Management Fees
     The Trustees noted that they had reviewed the investment advisory fees paid by the PL Comstock Fund at their meeting on December 15, 2009, as discussed above. The Trustees considered that the portfolio management fees would remain the same, despite the change in the Fund Manager that resulted from the Transaction. The Trustees further noted that Invesco represented that information provided by Morgan Stanley for the Board’s December 15, 2009 meeting regarding advisory fees charged under investment advisory contracts between Morgan Stanley and other funds and institutional accounts managed pursuant to a comparable investment strategy by the same portfolio management team that would manage the PL Comstock Fund would not change as a result of the Transaction.
4. Costs, Level of Profits
     The Trustees reviewed information regarding the costs to Invesco of managing the PL Comstock Fund and the projected profitability of the Invesco Fund Management Agreement to Invesco to the extent practicable based on the financial information provided by Invesco. The Board noted that this information is only estimated because there is no actual operating history for Invesco managing the PL Comstock Fund. The Trustees gave less weight to profitability considerations and did not view this information as important as other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Invesco for the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that they are projections. The Board concluded that the PL Comstock Fund’s fee structure reflected in the Invesco Fund Management Agreement with respect to the PL Comstock Fund is fair and reasonable.
5. Ancillary Benefits
     The Trustees received information concerning other benefits that may be received by Invesco and its affiliates as a result of their relationship with the PL Comstock Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that Invesco represented it did not anticipate utilizing an affiliated broker-dealer for trades but did anticipate utilizing soft dollar credits generated by portfolio commissions to pay for research services. The potential benefits that may be derived by Invesco from its relationship with the PL Comstock Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Invesco from its relationship with the PL Comstock Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Invesco Fund Management Agreement is fair and reasonable; and (ii) the Invesco Fund Management Agreement is in the best interests of the PL Comstock Fund and its shareholders. No single fact was determinative of the Board’s findings, but rather the Board based their determination on the total mix of information available to it.

PACIFIC LIFE FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulation and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Record
     By August 31 of each year, the Trust files information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.
Information Relating to Investments Held by the Pacific Life Funds
     For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, please see the Trust’s SAI. The prospectus and SAI are available as noted below.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.
Availability of a Complete Schedule of Investments
     The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain funds. A complete schedule for the summary schedule of investments presented is available as noted below.
How to obtain Information
The Trust’s prospectus, SAI (including Proxy Voting Policies) and complete schedule of investments are available:
•	On the Trust’s Website at http://www.PacificLife.com

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

PACIFIC LIFE FUNDS ANNUAL REPORT
as of March 31, 2010
PACIFIC LIFE FUNDS
P.O. Box 9768
Providence, RI 02940-9768
3012-10A

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for the fiscal years ended March 31, 2010 and 2009 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $364,450 and $331,550, respectively.
Audit-Related Fees
(b)	There were no aggregate fees billed for the fiscal years ended March 31, 2010 and 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees
(c)	The aggregate fees billed for the fiscal years ended March 31, 2010 and 2009 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $79,350 and $76,400, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.
All Other Fees
(d)	There were no aggregate fees billed for the fiscal years ended March 31, 2010 and 2009 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2010 and 2009 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $85,765 and $76,400, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Chief Executive Officer, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof- attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds

By:	/s/ Mark W. Holmlund

Mark W. Holmlund
President

Date:	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown

Mary Ann Brown
Chief Executive Officer

Date:	June 7, 2010

By:	/s/ Mark W. Holmlund

Mark W. Holmlund
President

Date:	June 7, 2010

By:	/s/ Brian D. Klemens

Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	June 7, 2010